As filed with the Securities and Exchange Commission on April 20, 2017
File No. 333-148564
811-04972
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.	/ /
POST-EFFECTIVE AMENDMENT NO. 25	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 616	/X/

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN

(Exact Name of Registrant)

HARTFORD LIFE INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 1, 2017 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PART A

HARTFORD’S PERSONAL RETIREMENT MANAGER I*
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/94)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
www.thehartford.com/annuities

*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: Series I of Hartford’s Personal Retirement Manager, Huntington Hartford’s Personal Retirement Manager and Hartford’s Personal Retirement Manager Select. If you purchased this contract between August 24, 2009 and August 16, 2010, marketing names included Series V of Hartford Leaders, Hartford Leaders Access, Hartford Leaders Advisory and Series III of Huntington Hartford Leaders and Hartford Leaders Select.
The variable annuity products described in this prospectus are no longer for sale. In 2013, We announced that The Hartford would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with the in-force annuity block of policies. However, we continue to administer the in force annuity contracts. The prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”) You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity. This is an individual, deferred, flexible-premium variable annuity. This variable annuity allows you to allocate your Deposit among the following portfolio companies:

✓	AIM Variable Insurance Funds	✓	MFS Investment Management

✓	AllianceBernstein L.P.	✓	PIMCO

✓	Franklin Templeton Investments	✓	Putnam Investments, LLC

✓	Hartford HLS Funds	✓	Huntington Funds

✓	Hartford Investment Management Company	✓	Wells Fargo Variable Trust Funds

✓	Lord, Abbett & Co., Inc.	✓
At the time you purchased your Contract you were able to allocate some or all of your Deposit to the Personal Pension Account and/or the Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA.
This prospectus refers to the following Contract classes:

✓	B Share	✓	I Share

✓	C Share	✓	L Share
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2017
Date of Statement of Additional Information: May 1, 2017

1. Introduction
Overview
This Contract is closed to new investors.
Contract Versions

	Minimum Initial Deposit
	Qualified Contract	Non-Qualified Contract	Sales Related Charges	Mortality & Expense Risk and Administrative Charges	Maximum Up-Front Commission
B Share	$2,000	$5,000	8 year Contingent Deferred Sales Charge and Distribution Charge	0.50%	7%
C Share	$2,000	$10,000	1 year Contingent Deferred Sales Charge	1.50%†	2%
I Share	$5,000	$10,000	None	0.30%	0%
L Share	$2,000	$10,000	4 year Contingent Deferred Sales Charge	1.45%	5%

†	For contracts purchased between August 24, 2009 and November 15, 2010, the Mortality & Expense Risk and Administrative Charge is 1.35%.
This table does not show Fund expenses, Premium taxes, Distribution Charges, Annual Maintenance Fee, and optional rider fees. Each Contract class has its own minimum contract value requirements.
Investment Options

✓	Sub-Accounts - Funds with different investment strategies, objectives and risk/reward profiles.

✓	Fixed Accumulation Feature (B share class only) - A fixed interest account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.

✓
Personal Pension Account - A fixed interest account designed to provide lifetime payouts. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).

Subject to limitations, you may move your investment among each of these options
Optional Features Previously Available

Optional Feature	General Purpose
Return of Premium Death Benefit I	Guaranteed Minimum Death Benefit
Return of Premium Death Benefit II*	Guaranteed Minimum Death Benefit
Maximum Anniversary Value Death Benefit**	Guaranteed Minimum Death Benefit
** Investment restrictions apply.
Optional features may not have been available through your Financial Intermediary.

2. Fee Summary
The following tables describe the fees and expenses that you will pay when buying, owning, surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State Premium taxes may also be deducted.
Contract Owner Transaction Expenses

	B Share	C Share(Contracts purchased between 8-24-2009 and 11-15-2010)	C Share (Contracts purchased after 11-15-2010)	I Share	L Share
Contingent Deferred Sales Charge (CDSC) (1)				None
1	7%	2%	2%		7%
2	7%	0%	0%		6%
3	7%				5%
4	6%				4%
5	5%				0%
6	4%
7	3%
8	2%
9+	0%
Surrender Fee	None	None	None	None	None
Transfer Fee	None	None	None	None	None

(1)	Each Deposit has its own CDSC schedule.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the variable annuity, not including annual Fund fees and expenses.

	B Share	C Share(Contracts purchased between 8-24-2009 and 11-15-2010)	C Share (Contracts purchased after 11-15-2010)	I Share	L Share
Annual Maintenance Fee (2)	$30	$30	$30	$30	$30
Distribution Charge (3)	0.75%	None	None	None	None
Separate Account Annual Expenses (as a percentage of average daily Contract Value excluding Fixed Accumulation Feature and Personal Pension Account investments)
Mortality and Expense Risk Charge	0.30%	1.15%	1.30%	0.10%	1.25%
Administrative Charge	0.20%	0.20%	0.20%	0.20%	0.20%
Total Separate Account Annual Expenses	0.50%	1.35%	1.50%	0.30%	1.45%
Maximum Optional Charges (4)
Maximum Anniversary Value (“MAV”) Death Benefit (5)	1.50%	1.50%	1.50%	1.50%	1.50%
Return of Premium Death Benefit II (6)	0.75%	0.75%	0.75%	0.75%	0.75%
Return of Premium Death Benefit I (7)	0.75%	0.75%	0.75%	0.75%	0.75%

(2)	Fee waived if Total Balance is $50,000 or more on your Contract Anniversary.

(3)
An annual Distribution Charge is charged against each Premium Payment. The Distribution Charge is based on a percentage of Remaining Gross Premium. Each Premium Payment has its own Distribution Charge schedule. The Distribution Charge is reduced to 0% after the completion of eight years after each respective Premium Payment. The Distribution Charge will be assessed only with respect to Contract Value invested in Sub-Accounts.

(4)	Only one optional death benefit can be elected

(5)	Charge based on the greater of the Maximum Anniversary Value, or Premium Payments adjusted for Surrenders and is taken on each Contract Anniversary. Current rider charge is 0.35%.

(6)	Charge based on a percentage of Premium Payments adjusted for Surrenders on each Contract Anniversary. Current rider charge is 0.25%.

(7)	Charge based on a percentage of Premium Payments adjusted for Surrenders on each Contract Anniversary. Current rider charge is 0.75% and has been voluntarily waived to 0.25%.
The next table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

HPRM I	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses.	0.31%	2.3%

Huntington HPRM I	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses.	0.31%	2.3%

HPRM Select I	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses.	0.45%	2.3%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible including the election of the highest possible optional charges (i.e., Maximum Anniversary Value Death Benefit). The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested (excluding Personal Pension Account Contributions and amounts allocated to the Fixed Accumulation Feature), here’s how much you would pay under each of the three scenarios posed:

(1)	If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$1,214	$2,291	$3,179	$5,229
C Share	$747	$1,660	$2,757	$5,459
I Share	$450	$1,355	$2,269	$4,593
L Share	$1,235	$2,163	$2,803	$5,539

(2)	If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$439	$1,522	$2,600	$5,199
C Share	$526	$1,630	$2,727	$5,429
I Share	$420	$1,325	$2,239	$4,563
L Share	$536	$1,659	$2,773	$5,509

(3)	If you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
B Share	$544	$1,627	$2,705	$5,229
C Share	$556	$1,660	$2,757	$5,459
I Share	$450	$1,355	$2,269	$4,593
L Share	$566	$1,689	$2,803	$5,539

Condensed Financial Information
When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments minus any Premium taxes, by the Accumulation Unit Value for that Valuation Day. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the Statement of Additional Information.

3. Management of the Contract
The Company
We are a stock life insurance company. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company is a subsidiary of Hartford Life Insurance Company. Our corporate offices are located in Hartford, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc.
All guarantees under the Contract are subject to each issuing company’s financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC (Hartford Life Insurance Company only) and/or state insurance departments. For example, Hartford Life Insurance Company files annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The Fixed Accumulation Feature and the Personal Pension Account are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and the Personal Pension Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. (As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value) except for Contracts issued in CT, FL, NJ and WA).
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

•	are not subject to the liabilities arising out of any other business we may conduct;

•	are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

•	may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•	are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of the Separate Account.

The Funds
At the time you purchased your Contract, you allocated your Deposit to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. “Master-feeder” or “fund of funds” (“feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix C for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2016, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2016, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2016, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $53.5 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
Interests in the Fixed Accumulation Feature are not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Accumulation Feature nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contract classes and is not available in all states.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rates vary from state-to-state. We may credit a rate higher than the minimum rate. We reserve the right to declare different rates of interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and, except as specifically stated above, no assurances are offered as to future rates in excess of non-forfeiture rates. Some of the factors that we may consider in determining whether to credit interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors. Fixed Accumulation Feature interest rates may vary by State.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in, first-out” basis (i.e., oldest investments will be liquidated first).
Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate rider fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature credited rates.
Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts or the Personal Pension Account, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

•
30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Accumulation Feature, transfers from Sub-Accounts and transfers from the Personal Pension Account made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers; or

•	an amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and partial Surrenders from the Fixed Accumulation Feature for up to six months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Accumulation Feature to Sub-Accounts and/or Personal Pension Account and therefore this may not provide an effective short term defensive strategy.
Personal Pension Account
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent premium payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable Riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (premium payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Interests in the Personal Pension Account are not registered under the 1933 Act and the Personal Pension Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Personal Pension Account nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures regarding the Personal Pension Account. The following disclosure about the Personal Pension Account is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Personal Pension Account is currently available to IRA, Roth IRA, SEP and Non-Qualified plan types. The Personal Pension Account may not be available to all types of ownership arrangements, or in all states.
What Is the Personal Pension Account?
The following is a brief summary of the Personal Pension Account. You should read this entire section of the prospectus to make sure that you understand the important limitations and restrictions applicable to the Personal Pension Account.
The Personal Pension Account is like the Fixed Accumulation Feature because you receive a fixed interest rate investment return. So, like the Fixed Accumulation Feature, you can invest in the Personal Pension Account if you want a steadier return than you would receive from the Sub-Accounts, where your return depends on the investment performance of the Funds you select.
While the Personal Pension Account and Fixed Accumulation Feature both offer a fixed interest rate return, the Personal Pension Account is designed to serve a different purpose than the Fixed Accumulation Feature. The Fixed Accumulation Feature is designed to serve as a conventional accumulation-oriented investment - you put money in to build up your investment, and you can then withdraw money to meet financial needs as they arise. You can also transfer some or all of your investment to the Sub-Accounts or the Personal Pension Account, and your beneficiaries receive a death benefit if you die. The Personal Pension Account is designed to serve a different purpose - it has features and guarantees you can use to design your own personal pension plan to provide you with life-long income payments without having to use the Sub-Accounts or Fixed Accumulation Feature for that purpose. You will know at the time of each Deposit what you can expect in terms of lifetime payouts if commenced during your Guarantee Window. Crediting rates (including the step down in such rates) are also available at or prior to each Contribution. While you can take income payments from the Fixed Accumulation Feature too, the amount of those income payments is not guaranteed in advance.
Why would you invest in the Fixed Accumulation Feature if the Personal Pension Account gives you income guarantees and more flexibility structuring income payments? The reason is that to give you the guarantees and income payment flexibility, we had to place significant restrictions on how much you can transfer out of the Personal Pension Account in any year as well as on your ability to receive lump sum payments - instead of surrendering part or all of the amounts you have built up in the Personal Pension Account, you can get a lump sum payment only by specifying some or all of the payments you are receiving, and then commuting them into one lump sum. When you invest in the Personal Pension Account, you may end up getting less than you would have if you invested in the Fixed Accumulation Feature. This is the tradeoff you have to accept in return for getting the additional flexibility and guarantees that let you design your own personal pension plan.
There are certain conditions that must be satisfied for you to receive guaranteed income payments from your Personal Pension Account investment, including starting to take payments before the end of a specified period. You should read the rest of this prospectus and your contract carefully to make sure you understand all of these conditions.
As you read the remainder of this section of the prospectus, which provides you with more detailed information about how the Personal Pension Account works, you should keep in mind these important points:

•
Your ability to make transfers from the Personal Pension Account is significantly limited because the Personal Pension Account restricts liquidity due to transfer limitations and the potential loss of value as a result of commutation. Accordingly, you should ensure that your investments in the Fixed Accumulation Feature and the Sub-Accounts will be adequate to meet your liquidity needs.

•
Because the Personal Pension Account is designed as a long-term retirement funding vehicle, it has guaranteed payout rates applicable only for Personal Pension Account Payouts commenced before the expiration of your specified “guarantee window” (as described below).

•
The Personal Pension Account provides certain additional flexibility with respect to structuring income payments - you can convert part of your investment in the Personal Pension Account into income payments at a particular time rather than your entire investment, and you may establish different income streams.

•	At any given time, credited rates available under the Personal Pension Account may be higher or lower than interest rates offered under the Fixed Accumulation Feature.

•	You may use the Personal Pension Account to establish streams of income payments that will continue until the Owner, the Annuitant or a joint Owner dies, whichever first occurs.

•
Sums invested into the Personal Pension Account are subject to severe transfer restrictions and any lump sum withdrawals are subject to commutation (which may significantly reduce the amount you receive). Please make sure that you have sufficient assets available to meet your short term or emergency needs before investing in the Personal Pension Account.

•
You may commute any or all of your Annuity Payout Value to get a lump sum payment from the Personal Pension Account. There is an initial thirty day waiting period for receiving commuted value of your Personal Pension Account.

•	If you terminate this Contract, you give up your right to future “Personal Pension Account Payouts” (as described below).

•
Anyone considering investing their entire Deposit into the Personal Pension Account should first discuss with their financial advisor whether a single premium immediate annuity may offer better payout rates.

How does The Personal Pension Account Work?
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent premium payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable Riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (premium payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Contributions — You invest in the Personal Pension Account through Personal Pension Account Contributions. The first Personal Pension Account Contribution becomes your initial investment called your “Benefit Balance.” The Benefit Balance will be increased by the amount of each subsequent Personal Pension Account Contribution, transfers into the Personal Pension Account from the Fixed Accumulation Feature and Sub-Accounts and accrued interest. Unlike the Fixed Accumulation Feature, the Benefit Balance is not indicative of what you would receive as a lump sum.
Once you start taking Personal Pension Account Payouts, as described below, your Benefit Balance is divided into an “Accumulation Balance” and “Annuity Payout Value.” Annuity Payout Value refers to the sums used to fund your Personal Pension Account Payouts and anything remaining is referred to as your Accumulation Balance. Because you may convert all or any portion of your Accumulation Balance into Personal Pension Account Payouts at different times, you may have more than one Annuity Payout Value.
The minimum initial Personal Pension Account Contribution is $10,000. Our prior approval may be required for any single or cumulative Personal Pension Account Contribution of $1 million or more. Each subsequent Personal Pension Account Contribution must be at least $1,000. Failure to maintain a minimum Accumulation Balance of $5,000 will result in premature commencement of Pension Account Payouts. You may not make any Personal Pension Account Contributions after the Annuity Commencement Date.
Interest Crediting — We guarantee that we will credit interest to amounts that you allocate to the Personal Pension Account at a minimum rate of 1.5% (called a “credited rate(s)”). We may credit a rate higher than the minimum credited rate. Interest rates will decrease over different time bands. We expect to make a profit in setting credited rates. Different credited rates may apply during the course of your investment in the Personal Pension Account. Credited rates will continue to apply to your Accumulation Balance until the earliest of when you commence taking Personal Pension Account Payouts, the Annuity Commencement Date or when we pay the Death Benefit. Credited rates will not apply to your Annuity Payout Values.
We reserve the right to periodically establish new credited rates and bands that will be applied to new Personal Pension Account Contributions. This means that all or portions of your Accumulation Balance may earn interest at different credited rates. See Examples 1, 2 and 4 under the Personal Pension Account Examples in Appendix A for an illustration of how different credited rates may apply during the term of your Contract. We will confirm your credited rate schedule with each Personal Pension Account Contribution. There is no specific formula for determining credited rates and no assurances are offered as to future credited rates and their applicability. Some of the factors that we may consider in determining credited rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match these or our general liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors.
Personal Pension Account Payouts — You may tell us to start paying you income payments called “Personal Pension Account Payouts” at any time or at different times until your Annuity Commencement Date. Subsequent Premium Payments can be made into Sub-Accounts and/or the Fixed Accumulation Feature after Personal Pension Account Payouts have begun (if received before your Annuity Commencement Date). There is a thirty day waiting period for your first Personal Pension Account Payout following each Personal Pension Account Start Date.
As noted above, your ability to receive lump sum payments from the Personal Pension Account is limited. You do not withdraw any part of your Benefit Balance in the same way that you can surrender your Contract Value from Sub-Accounts or the Fixed Accumulation Feature. Rather, you must convert Accumulation Balance into an Annuity Payout Value that is then used to set your Personal Pension Account Payouts. You may surrender any or all of your Contract Value without affecting your Annuity Payout Value, or you may commute any or all of your Annuity Payout Value without affecting your Contract Value. However, you may terminate your Contract by (a) fully surrendering all of your Contract Value in the Sub-Accounts and Fixed Accumulation Feature; or (b) commuting your Annuity Payout Value in your Personal Pension Account (as discussed in more detail below); and (c) giving up your right to Personal Pension Account Payouts in connection with Contract replacement.
You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” under the Annuity Payouts section below. We reserve the right to require that you own your Contract for at least six months before you start receiving Personal Pension Account Payouts. For Qualified Contracts, we reserve the right to require that you start taking Personal Pension Account Payouts no later than when the Annuitant turns age 70½. An annual benefit increase option may also be elected to adjust Personal Pension Account Payouts, subject to availability.
We calculate the amount of your Personal Pension Account Payouts by applying the applicable payout rate to your Accumulation Balance. We will provide you with a guaranteed payout rate each time that you make a new Personal Pension Amount Contribution. Payout rates are set at our sole discretion. There is no specific formula for determining payout rates and, except as specifically provided below, there is no assurance as to future payout rates. Payout rates may vary based on Contract class and distribution channel. Some of the factors that we may consider in determining payout rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; competitive factors and mortality tables (including age and gender factors). When you first make a Personal Pension Account Contribution, you will be required to choose a Target

Income Age at which you are likely to begin taking Personal Pension Account Payouts. The Target Income Age cannot exceed twenty (20) years from the oldest Annuitant’s age at the time of investment or age 80, whichever shall first occur. A single Target Income Age will apply to your Contract irrespective of the number of subsequent Personal Pension Account Contributions you may make in the future. Except as provided below, the Target Income Age cannot be changed.
We will use the guaranteed payout rate(s) to calculate Personal Pension Account Payouts if you commence taking Personal Pension Account Payouts during the timeframe that begins three (3) years prior to the Target Income Age and ends three (3) years after the Target Income Age (this seven year period is referred to as the “guarantee window”). If you commence taking Personal Pension Account Payouts at any time outside of the guarantee window, then we will calculate your Personal Pension Account Payouts using payout rate(s) that we then determine at our sole discretion. Payouts taken outside of your Guarantee Window are not guaranteed. In these circumstances, your payout rate will be the lesser of our then current payout rate or the maximum payout rate set internally at the time of each Contribution; but, will never be less than the Minimum Guaranteed Payout Purchase Rates specified in your Contract. The existence of guaranteed payout rates, among other things, distinguishes the Personal Pension Account from the way we treat annuitization of your Contract Value and investments in the Fixed Accumulation Feature at the end of the accumulation phase of your Contract. See Examples 1 and 4 under the Personal Pension Account Examples in Appendix A for an illustration of Personal Pension Account Payouts during the guarantee window.
Lump Sum Payments — You may commute any or all of your Annuity Payout Value to get a lump sum payment from the Personal Pension Account. The way we do this is to calculate the number of Personal Pension Account Payouts (corresponding to the Annuity Payout Value that you seek to commute) that when added together will equal the amount of your commutation request, and then the time period over which these Personal Pension Account Payouts would have otherwise been made is called the “Guaranteed Payout Duration.” Personal Pension Account Payouts based on the remaining, non-commuted portion of your Annuity Payout Value will take place after the Guaranteed Payout Duration based on the same frequency established on your original Personal Pension Account Start Date provided that you, the Annuitant or a joint Owner are alive at that time. There is an initial thirty day waiting period for receiving commuted value of your Personal Pension Account. Please see “What is Commuted Value?” in section 4(c)(Surrenders) and Personal Pension Account Examples 4a and 4b in Appendix A for more information about how Guaranteed Payout Duration is determined.
You should understand that if you commute you will receive less than your Annuity Payout Value. The amount you receive over time depends on a number of factors, including the difference between interest rates currently being credited and the discount rate used upon commutation, how long you have invested in the Personal Pension Account and whether you (or the Annuitant) live long enough so that Personal Pension Account Payouts start up again after the Guaranteed Payout Duration. We will pay you the commuted value of your lump sum payment thirty days after your request. Please refer to “What kinds of Surrenders are available” and “What is the Commuted Value” in the Surrenders section as well as Example 4 under the Personal Pension Account Examples in Appendix A for more information about how commutation works.
Transfers — As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Each Contract Year, you may transfer a portion of your Accumulation Balance to the Fixed Accumulation Feature or Sub-Accounts without having to comply with the annuitization and commutation requirements discussed above. All transfer allocations must be in whole numbers (e.g., 1%). The maximum amount of Accumulation Balance that may be transferred is the highest of:

•	4% of your Accumulation Balance as of your prior Contract Anniversary;

•	the amount of interest credited to your Accumulation Balance over the most recent full Contract Year; or

•	the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.
We reserve the right to: (a) limit the number of transfers from the Personal Pension Account; (b) make you wait six months after your most recent transfer from the Personal Pension Account before moving Contract Value back into the Personal Pension Account; or (c) revoke this transfer privilege at any time. Amounts transferred out of the Personal Pension Account will reduce the Accumulation Balance by the amount transferred. Amounts transferred from the Personal Pension Account to the Fixed Accumulation Feature or the Sub-Accounts will be treated as a subsequent Premium Payment and become part of your Contract

Value. You may also transfer Contract Value from your Sub-Accounts or Fixed Accumulation Feature, to the Accumulation Balance (such transfers will reduce the amount of your optional Death Benefit, Annual Withdrawal Amount (AWA) and Remaining Gross Premiums). If applicable, no CDSC will be applied to Accumulation Balance transferred to Sub-Accounts or the Fixed Accumulation Feature, or vice versa. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date. See Example 3 under the Personal Pension Account Examples in Appendix A for an illustration of transfers into your Personal Pension Account.
As a result of these out-bound transfer restrictions, it may take a significant amount of time (i.e., several years) to move Accumulation Balance to Sub-Accounts or the Fixed Accumulation Feature and therefore this may not provide an effective short term defensive strategy. Please refer to Example 3 under the Personal Pension Account Examples in Appendix A for an illustration of transfer restrictions.
Death Benefit — The Personal Pension Account includes a Death Benefit equal to your Benefit Balance. This Death Benefit is considered to be part of the standard Death Benefit or any optional Death Benefit that you elect. Your Personal Pension Account Death Benefit increases as a result of additional Personal Pension Account Contributions and transfers into the Personal Pension Account. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value) except for Contracts issued in CT, FL, NJ and WA. Your Personal Pension Account Death Benefit decreases as you take Personal Pension Account Payouts and upon commutation of your Annuity Payout Value and may be eliminated over time. Benefit Balance transfers to Sub-Accounts and/or the Fixed Accumulation Feature also decrease your Personal Pension Account Death Benefit but because these amounts are converted into Contract Value, they become part of the standard Death Benefit and/or optional Death Benefit.
Personal Pension Account Payouts will generally terminate upon notification to us of the death of the Owner, joint Owner or Annuitant, if prior to the Annuity Commencement Date; or upon notification to us of the Annuitant’s death, if after the Annuity Commencement Date. The method of payment of the Death Benefit will be subject to the restrictions contained in the “Standard Death Benefit” section of this Prospectus.
Your Benefit Balance will be converted into Contract Value and transferred to the Money Market Sub-Account without annuitization and commutation. For tax purposes, the conversion and transfer of the Benefit Balance will be treated as a taxable distribution made in the year of the conversion and transfer. Unless otherwise stated below, Contract Value may not be reallocated back into the Personal Pension Account. The Contingent Annuitant may reinvest Contract Value back into the Personal Pension Account and establish a new guarantee window, target income age and receive then applicable credited rates. If Spousal Contract continuation is elected, your Spouse can either continue to maintain the Personal Pension Account and resume Personal Pension Account Payouts, if applicable, or instruct us to transfer Benefit Balance to the Money Market Sub-Account. Your Spouse may then reinvest Contract Value back into the Personal Pension Account by establishing a new guarantee window and target income age. The closure of the Personal Pension Account to new Personal Pension Account Contributions as of October 3, 2014 does NOT change this right (i.e., Your Spouse may reinvest Contract Value back into the Personal Pension Account). New crediting rates will apply.
Other Information - We will account for any Personal Pension Account Contributions, Personal Pension Account Payouts, interest, and deductions separately and on a first-in, first-out basis for the purposes of determining which credited rates are associated with each Personal Pension Account Contribution. Personal Pension Account Payouts are not cumulative and may not be advanced, commuted or accelerated, except as explicitly stated in this prospectus. Subject to applicable state insurance law, the Personal Pension Account does not establish a cash surrender benefit.
Special consideration should be given by Personal Pension Account investors who are under age 40 to the twenty-year limitation on setting your Target Income Age and the absence of guaranteed payout rates applied if Personal Pension Account Payouts commence outside of your guarantee window.
The Personal Pension Account should not be confused with a pension plan under The Employee Retirement Income Security Act of 1974, as amended (ERISA). Neither we nor any of our affiliates assume any fiduciary duties with regard to this Contract, as such terms are defined under ERISA laws and regulations. The Personal Pension Account is not a defined benefit plan guaranteed by the Pension Benefit Guaranty Corporation (PBGC) or any federal or state government agency. This feature is not a corporate pension plan issued by us or our affiliates.
In summary, the Personal Pension Account is designed for the long-term investor who is willing to forego some degree of liquidity in exchange for, among other things, deferred lifetime income in the form of Personal Pension Account Payouts. This feature restricts liquidity through transfer and commutation restrictions. The amount ultimately received as a consequence of your investment in the Personal Pension Account is not predictable because of the uncertainty of factors such as how long you have invested in the Personal Pension Account, interest rates in effect at the time of investment and commutation, and how long you receive lifetime Personal Pension Account Payouts. If you partially commute your Personal Pension Account Payouts, you will retain the right to collect life contingent Personal Pension Account Payouts that resume after the applicable Guaranteed Payout Duration. However, if you elect to terminate your Contract, you will give up your right to these future life contingent Personal Pension Account Payouts. You should therefore consult with your Investment Professional or a trusted adviser before terminating your Contract to be sure that you understand these important implications. Please refer to “What kinds of Surrenders are available” and “What is the Commuted Value” in the Surrenders section as well as Example 4 under the Personal Pension Account Examples in Appendix A for more information.
4. Information on your Account
a. Opening an Account
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	any trustee or custodian for a retirement plan qualified under Section 401(a) of the Code;

•	individual Retirement Annuities adopted according to Section 408 of the Code;

•	employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other Qualified Plan receives tax-deferred treatment under the Code.
We no longer accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.
We no longer accept any new retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.
The Personal Pension Account may not be available to all types of Qualified Plans.
How was the Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Deposits sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Deposits of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Deposits:

•	if total Deposits, aggregated by social security number or taxpayer identification number, equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of the Right to Cancel provision of your Contract
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Total Balance (refunding applicable expenses) as of the Valuation Day we receive your properly completed request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Total Balance may be more or less than your Deposits depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Total Balance until we receive your notice of cancellation. In certain states, however, we are required to return your Deposit without deduction for any fees or charges.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase"

occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Deposits applied to your Contract?
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent premium payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable Riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (premium payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

If we receive a subsequent Deposit before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Deposit after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive a subsequent Deposit on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Deposits based on your last instructions on record. We will send you a confirmation when we invest your Deposit.
Generally, we will receive your order request for a subsequent investment after your Financial Intermediary has completed a suitability review. We will then consider if your investment is in good order. While the suitability and good order process is underway, Deposits will not be applied to your Contract. You will not earn any interest on Deposits even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to unwind a transaction based on their review of your Investment Professional’s recommendations. The firm that sold this Contract to you, and we, may directly or indirectly earn income on your Deposits. For more information, contact your Investment Professional.
How is Contract Value calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds, and does not include Benefit Balance. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	the net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

•	the net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses and administrative charges, divided by the number of days in the year multiplied by the number of days in the valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee subject to availability. Not all Programs are available with all Contract variations.
Personal Pension Account Transfer Programs. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent premium payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable Riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (premium payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

If you have access to the Personal Pension Account, you may instruct us to reallocate portions of your Contract Value invested in Sub-account(s) and Fixed Accumulation Feature into the Personal Pension Account based on any one of the following options:

•
Fixed Dollar Option: You may specify a predetermined fixed amount to be transferred into the Personal Pension Account on a monthly, quarterly, semi-annual, or annual basis. Please see Personal Pension Account Example 5 in Appendix A for more information.

•
Investment Gains Option: You may specify that we annually sweep investment gains into the Personal Pension Account. We define investment gains as the positive difference between your Anniversary Value and Starting Value (as adjusted by partial Surrenders) as of each Contract Anniversary. Your Anniversary Value is your Contract Value as of each Contract Anniversary (or the first Valuation Day thereafter if the Contract Anniversary does not fall on a Valuation Day) prior to your Annuity Commencement Date. Your Starting Value is either (a) your initial Premium Payment (if electing this Program at the time of Contract issuance); or (b) your Contract Value as of the date of enrollment (if electing this Program after Contract issuance). Accordingly, your Anniversary Value may increase from year to year and no portion of your Contract Value will be moved into the Personal Pension Account if your Anniversary Value did not exceed your Starting Value. Please see Personal Pension Account Example 5 in Appendix A for more information.

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Income Path Option: This Program allows you to automatically increase the total percentage of your Total Balance invested into the Personal Pension Account over a time period ending at your Target Income Age (Target Allocation). Each Contract Anniversary, we will look to transfer the portion of Contract Value from your Sub-Accounts and/or Fixed Accumulation Feature (Current Allocation) needed to meet your Target Allocation. These transfers will increase your Benefit Balance and decrease your Contract Value. You will specify each annual Target Allocation when enrolling in this Program. Your Current Allocation will vary based on the investment performance of your Sub-Accounts and/or Fixed Accumulation Feature as of each Contract Anniversary. We may not be able to effect transfers in the event that your Current Allocation is insufficient to meet your Target Allocation. We will not re-transfer Benefit Balance back to Contract Value if your Target Allocation can not be sustained in any given year. Please see Personal Pension Account Income Path Example 5 in Appendix A for an illustration of how the proportion of Total Balance ratchets over time from Contract Value into Benefit Balance. Please see Personal Pension Account Example 5 in Appendix A for more information.

We will reduce your Sub-Account and Fixed Accumulation Feature holdings on a pro-rata basis in order to effect your instructions when you select either the Interest Sweep or Income Path Options. Annual transfers may be suspended for any Contract year where your Contract Value is insufficient to comply with your instructions. Please see Personal Pension Account Example 5 in Appendix A for more information.
These Programs will terminate:

•	if, as the result of any transfer, your Contract Value is less than that required by our Minimum Amount Rules;

•	upon receipt of due proof of death;

•	if you annuitize your Contract; or

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if we receive your request to terminate the Program at least 5 Business Days prior to the next scheduled transfer date. The Income Path program will automatically terminate once the Target Allocation is reached.

Other considerations:

•	These Programs do not assure a profit nor do they protect against loss in declining markets.

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Only one Transfer Program option may be active at any given time. If you wish to change to another Transfer Program option, you must terminate your current Transfer Program and establish a new one of your choice.

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Transfer of Contract Value from Sub-account(s) or Fixed Accumulation Feature to the Personal Pension Account may result in a reduction of AWA and Remaining Gross Premium (RGP). Program transfers may also trigger a proportionate reduction in death benefits under the Return of Premium I and II and Maximum Anniversary Value Death Benefits.

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Amounts transferred into the Personal Pension Account will be assigned then current credited interest rates and payout rates as of the date of the transfer. Your existing Target Income Age applies to all transfers into the Personal Pension Account.

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You must meet the Personal Pension Account’s minimum investment requirements prior to enrolling in any of these Programs. The minimum amount that may be transferred to the Personal Pension Account is $1,000. If the minimum amount per transfer is not met under the Fixed Dollar Option program, the transfer frequency will be changed to satisfy the minimum requirement. If the minimum amount per transfer is not met under the Investment Gains program or the Income Path program, that particular scheduled transfer instance will not occur, but the Program will remain active.

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The Investment Gains and Fixed Dollar programs may not be enrolled in if any of the following programs are currently elected: Automatic Income Program (AIP), including Automatic Required Minimum Distribution programs, Dollar Cost Averaging (DCA) program, or the Substantially Equal Periodic Payments Under Code Section 72(q) Program.

•	InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, the Fixed Accumulation Feature, or the Personal Pension Account.

•	Static Asset Allocation Models
This feature allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund families and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. You may obtain a copy of the current models by contacting your Financial Intermediary. Please see Appendix G for models that are available to you.
You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature or Personal Pension Account is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or Automatic Income Program.
You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature or the Personal Pension Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Availability of these models is subject to Fund company restrictions. Please refer to “What Restrictions Are There on your Ability to Make a Sub-Account Transfer?” for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Contract Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.

•	Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the Automatic Income Program, InvestEase and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•	Dollar Cost Averaging Programs
We offer two Dollar Cost Averaging Programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund(s) into different Fund(s) or the Personal Pension Account. This program begins in 15 days unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program. Please note that no additional Premium Payments or Account Value may be allocated to the Fixed Accumulation Feature as of October 4, 2013 and effective October 3, 2014 no new Personal Pension Account Contributions will be allowed (both subject to state exclusions).
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month’s or quarter’s value) from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund(s) into other Fund(s) or the Personal Pension Account. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.

•	Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 5% of your total Premium Payments each Contract Year. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The Personal Pension Account is not an eligible source Fund for partial Surrenders facilitated through the Automatic Income Program. The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the AWA and may be subject to a CDSC. If received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Please see the “Appendix Tax” and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional riders.

•	Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation (subject to applicable law).
You may always provide us with updated instructions following any of these events.

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Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

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The Personal Pension Account and Return of Premium Death Benefit I and II include withdrawal limitations. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation in a systematic withdrawal program (including systematic transfers into the Personal Pension Account, if available) may cause you to break these limits.

•	These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.
Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine transfer-out requests and transfer-in requests. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.

Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the transfer rule) by internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the transfer rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.
The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

•	Certain types of Financial Intermediaries may not be required to provide us with shareholder information.

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Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.

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Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

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These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

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In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where any CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense Risk - We also bear an expense risk that the sales charges (if applicable), Distribution Charge (if applicable) and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Total Balance at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Total Balance is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Owners who own more than one Contract with a combined Total Balance between $50,000 and $100,000. If you have multiple Contracts with a combined Total Balance of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include Contracts from our Putnam Hartford line of variable annuity Contracts with the Contracts when we combine Total Balance for purposes of this waiver.
Administrative Charge
We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Distribution Charge
We apply an annual distribution charge against all Remaining Gross Premiums invested in B share class Contracts (the “Distribution Charge”). The Distribution Charge will apply to each Premium Payment that has been invested for eight years or less and will be deducted on each Contract Anniversary. Each Premium Payment has its own Distribution Charge schedule. The Distribution Charge will also apply to any partial Surrender in excess of the AWA. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A proportional Distribution Charge will be deducted upon:

•	partial Surrenders in excess of the AWA (partial Surrenders are taken on a first-in, first-out basis);

•	full Surrender;

•	full or partial Annuitization, and/or

•
the date we receive due proof of death of the Owner, joint Owner, or the Annuitant and upon a corresponding full Surrender and/or annuitization. Upon such death, a proportional Distribution Charge will be applied on receipt of due proof of death and upon a Death Benefit distribution if elected at a later date.

If a Beneficiary elects to continue under any of the available options described under the “Standard Death Benefits” section below, we will continue to deduct the Distribution Charge based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Distribution Charge is taken proportionally out of the Sub-Accounts.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
Contingent Deferred Sales Charges (CDSC) - B, C and L and C Share Contracts Only
We may deduct a CDSC when you make Surrenders from your Contract. We may also deduct a CDSC in connection with certain Annuity Payout Options. This charge is designed to recover the expense of distributing the Contracts that are surrendered before distribution expenses have been recouped from revenue generated by these Contracts. Each Deposit has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC.
In computing the CDSC, Surrenders will be taken:
1st - from the AWA;
2nd - from Contract Value subject to a CDSC on a first-in, first-out basis; and
3rd - from remaining Contract Value.
CDSC is charged based on the type of transaction:

•	Partial Surrenders: To calculate the CDSC when you make a partial Surrender, we apply the applicable CDSC percentage to the amount of the Surrender in excess of the AWA that is eligible for CDSC.

•	Full Surrenders: If you fully Surrender your Contract, we apply the applicable CDSC percentage to the greater of Contract Value or Remaining Gross Premiums minus the AWA.

•	Annuity Payouts: To calculate the CDSC when you take an Annuity Payout pursuant to certain Annuity Payout Options, we apply the applicable CDSC to Commuted Value.
Please refer to Examples 1 through 5 under the Remaining Gross Premium Examples in Appendix A for an illustration of these computations.
The following are NOT subject to a CDSC:

•	AWA - During each Contract Year when a CDSC applies, you may take partial Surrenders up to the greater of:

1.	5% of the total Premium Payments that are otherwise subject to CDSC, or

2.	Contract Value minus Remaining Gross Premiums.
We compute the AWA as of the end of the Valuation Day when a partial Surrender request is received by us in good order. The AWA is calculated by comparing two values. First, total Premium Payments subject to a CDSC is multiplied by 5%. Next, the total Remaining Gross Premiums is subtracted from the Contract Value. The greater of the two calculations is the applicable AWA at the end of that particular Valuation Day. This method for calculating CDSCs is used for the current and all future partial Surrenders. All reductions from your Premium Payments will be made on a first-in, first-out basis. The financial impact of the CDSC will be greater during declining market conditions. These amounts are different for Contracts issued to a Charitable Remainder Trust.
The AWA may vary on a daily basis because of fluctuations in Contract Value. If you do not take maximum AWA one Contract Year, you may not take more than the maximum AWA in a subsequent Contract Year. The AWA does not apply to Personal Pension Account Payouts.

•
Transfers from Sub-Accounts or the Fixed Accumulation Feature to the Personal Pension Account. Transfers into the Personal Pension Account will count as a Surrender for the purposes of calculating Remaining Gross Premium which can result in a reduction to your AWA and may reduce or eliminate your remaining AWA for the Contract Year. Please refer to Example 3 of the Return of Premium Death Benefit I and II Examples in Appendix A for more information.

•
If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a partial or full Surrender if you, the joint Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified by Medicare as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within 91 calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if the Owner, the joint Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 180 days in a certified long-term care facility or other eligible facility up until ninety days after exiting such a facility. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - CDSC will be waived if the Annuitant or any Contract Owner(s) dies.

•
Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.

•
For Required Minimum Distributions - CDSC will be waived for any Annuitant age 70½ or older with a Contract held under an IRA who Surrenders an amount equal to the Required Minimum Distribution for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

•
For substantially equal periodic payments - CDSC will be waived if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - CDSC will be waived if you cancel your Contract during the Right to Cancel Period.

•	Exchanges - As an accommodation, we may, in our sole discretion, time-credit CDSC for the time that you held an annuity previously issued by us.

•	Settlements - We may, in our sole discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses and the Fee Summary.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses.
c. Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders/Contract Termination - When you Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, distribution charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
For information on how termination of the Contract impacts the Personal Pension Account, see “Personal Pension Account” section above.
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC and Distribution Charge. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the CDSC and Distribution Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state.

There are several restrictions on partial Surrenders of Contract Value before the Annuity Commencement Date:

•	the partial Surrender of Contract Value must be at least equal to $500, and

•
your Total Balance must be equal to or greater than our then current Minimum Amount Rule that we establish according to our then current policies and procedures. The “Minimum Amount Rule” refers to the minimum Total Balance that you must maintain within this Contract. If you fail to comply with the Minimum Amount Rule, we reserve the right to fully terminate your Contract. The Minimum Amount Rule varies by share class. Currently the Minimum Amount Rule for class I share Contracts is $500 and is $2,000 for Class B C and L Shares. We may increase the Minimum Amount Rule from time to time but in no event shall the Minimum Amount Rule exceed $2,000 (Class I Shares) or $10,000 (Class B C and L Shares).

You may only commute all or a portion of Personal Pension Account Payouts by following the procedures described below in the “After the Annuity Commencement Date” section below.
Withdrawals will reduce your standard Death Benefit on a dollar-for-dollar basis. Please consult with your Investment Professional to be sure that you fully understand the ways such a decision will affect your Contract.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders/Contract Termination - You may Surrender and thus terminate your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Two, Three, Five, Six and Eight. In the event you take a full Surrender and thereby terminate your Contract after electing Annuity Payout Options Two, Three, Five, or Eight, you will forfeit the life contingent payments payable under these options. Upon Contract termination, we pay you the Commuted Value, minus any applicable CDSCs and Premium tax.
Partial Surrenders/Commutation - Partial Surrenders and/or commutation are permitted after the Annuity Commencement Date if you select the Annuity Payout Option Two, Three, Five, or Six, or Eight. You may withdraw amounts equal to the Commuted Value of the payments that we would have made during the Guaranteed Payout Duration. See Example 4 and footnote 3 under the Personal Pension Account Examples in Appendix A for an illustration of Personal Pension Account Commuted Value and the computation of Guaranteed Payout Duration. If you select the Annuity Payout Options Two or Eight, the Guaranteed Payout Duration will be equivalent to the Annuity Payout Value divided by the Annuity Payout amount, rounded down. To qualify under these Annuity Payout Options you must make the request before the Guaranteed Payout Duration expires. Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. We will deduct any applicable CDSCs.
If you elect to withdraw the entire Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will not make any Annuity Payouts during the remaining Guaranteed Payout Duration. If you elect to withdraw only some of the Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will reduce the remaining Annuity Payouts during the remaining Guaranteed Payout Duration on a first-in, first-out basis. Once the Guaranteed Payout Duration has expired, you may resume receiving Annuity Payouts provided that you, a joint Owner or the Annuitant is alive and you have not terminated your Contract.
Annuity Payout Options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457.
What is the Commuted Value?
You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as “commuting” your Annuity Payout.
The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days for payment of any lump sum commutation.
Upon commutation, the Annuity Payout Value or the remaining Guaranteed Payout Duration payments, as applicable, will be discounted based on an interest rate that we determine at our sole discretion (the “discount rate”). The discount rate may be different than the interest rate used to establish payout rates. We determine the discount rate based on a number of factors including then current interest rate(s), investment assumptions and the additional anti-selection and mortality risk we incur by permitting commutation. The higher the discount rate and CDSC, the lower the amount that you will receive.
Commuted Value of your Personal Pension Account will be less than your Annuity Payout Value. Commutation does not affect resumption of life contingent Personal Pension Account Payouts at the conclusion of the applicable Guaranteed Payout Duration.
Commuted Value is determined on the day we receive your written request.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The

Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders and Personal Pension Account Payouts. If you make a Surrender or take a Personal Pension Account Payout prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment or Personal Pension Account Payout. Taking these actions before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
More than one Contract owned in the same calendar year - If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Please see “Federal Tax Considerations” and “Information Regarding Tax-Qualified Retirement Plans” in Appendix Tax or more information.
d. Annuity Payouts
Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You may take Personal Pension Account Payouts without annuitizing Contract Value. Once you annuitize your Contract, you may no longer make Personal Pension Account Contributions. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date.

Funds allocated to the Personal Pension Account will be paid to you under Annuity Payout Options Two and Eight. Contract Value can only be annuitized under Annuity Payout Options One, Three, Four, Five and Six. Please check with your Investment Professional to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Personal Pension Account Payouts may begin at any time but we reserve the right to require that you own your Contract for at least six months before you start taking these payments. Contract Value may only be annuitized on the Annuity Commencement Date.
Your Annuity Commencement Date cannot be earlier than your second Contract Anniversary if choosing a fixed dollar Annuity Payout. The Annuity Commencement Date may be immediate if electing a variable dollar amount Annuity Payout. In no event; however, may the Annuity Commencement Date be later than:

•	Annuitant’s 90th birthday (or if the Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday);

•	10th Contract Anniversary (subject to state variation); or

•
The date that you fully annuitize Accumulation Balance (assuming that no Contract Value exists as of such date). Unless otherwise requested, commencement of receipt of Personal Pension Account Payouts do not constitute an Annuity Commencement Date.

As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option with respect to that portion of your Contract cannot be changed.

•	Option One — Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

•	Option Two — Life Annuity with a Cash Refund
In general, we will make Annuity Payouts as long as the Annuitant is living. However, when the Owner or joint Owner or Annuitant dies before the Annuity Commencement Date, the Death Benefit will be paid. When the Annuitant dies after the Annuity Commencement Date (and the Owner is living or deceased), then the Beneficiary will receive the Death Benefit.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent premium payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA.* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014 can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable Riders). This Annuity Payout Option is only available for Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014 this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.

•	Option Three — Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years has passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

•	Option Four — Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Five — Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Six — Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

•	Option Seven — Reserved

•	Option Eight — Joint and Last Survivor Life with Cash Refund (Not Currently Available)
In general, we will make Annuity Payouts as long as the Owner, and either Annuitant or Joint Annuitant are living. When the Owner dies before the Annuity Commencement Date (and the Annuitant or Joint Annuitant is living or deceased), then the Death Benefit is paid.
If death occurs after the Annuity Commencement Date, we will make Annuity Payouts as long as either the Annuitant or the Joint Annuitant is living. When one Annuitant dies, we continue to make Annuity Payouts at the elected percentage until the second Annuitant dies. When the last Annuitant dies, then the Death Benefit is paid.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 75%, or

•	Decrease to 50%.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent premium payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA.* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014 can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable Riders). This Annuity Payout Option is only available for Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014 this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
You cannot terminate your Contract once Annuity Payouts begin, unless you have selected Annuity Payout Options
Two, Three, Five, Six or Eight. A CDSC, if applicable, may be deducted.
Annuity Payout Option Two is only available for Personal Pension Account Payouts from the Personal Pension Account. Annuity Payout Options One, Three, Four, Five and Six are only available for Annuity Payouts from the Fixed Accumulation Feature or Sub-Accounts. Annuity Payout Option Eight is only available for Personal Pension Account Payouts from the Personal Pension Account and is not currently available.

For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts
If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If you elect the Personal Pension Account, your Annuity Payout Option may only be a fixed dollar amount.

•	Fixed Dollar Amount Annuity Payouts
Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.

•	Variable Dollar Amount Annuity Payouts
Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles; and

•	the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

•	Combination Annuity Payout
You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
e. Standard Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. The standard Death Benefit is equal to your Total Balance (less Distribution Charge) calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature and Personal Pension Account for each Beneficiary’s portion of the proceeds.
We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed the greater of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction. In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
Please see the heading entitled “What kinds of Surrenders are available? - Before the Annuity Commencement Date” under the Surrenders section and “What effect does partial or full Surrenders have on your benefits under the rider?” in the Return of Premium Death Benefit I and II sections for a discussion regarding when partial Surrenders reduce your Death Benefit on either a dollar-for-dollar or proportionate basis. Taking excess partial Surrenders may significantly negatively affect your Death Benefit. Please consult with your Investment Professional before making excess partial Surrenders to be sure that you fully understand the ways such a decision will affect your Contract.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable to us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature or Personal Pension Account and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five years from the date of death of the Annuitant or Owner if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. The Beneficiary may not make Personal Pension Account Contributions. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect an annuity option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, or receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner and the Beneficiary predeceases the Owner	The Annuitant is living or deceased	Owner’s estate receives the Death Benefit.

Annuitant	The Owner is living	There is no named Contingent Annuitant	The Owner becomes the Contingent Annuitant and the Contract continues. The Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Beneficiary becomes the Owner.
Annuitant	The Owner is living	Owner receives the payout at death.
Annuitant	The Annuitant is also the Owner	Beneficiary receives the payout at death.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
5. Optional Death Benefits
a. Maximum Anniversary Value Death Benefit
Objective
To provide a Death Benefit equal to the greater of Maximum Anniversary Value, Premium Payments adjusted for Surrenders or Contract Value that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
When can you buy the rider?
The Maximum Anniversary Value Death Benefit rider is closed to new investors (including existing Owners).
How is the charge for this rider calculated?
The fee for the rider is based on the greater of the Maximum Anniversary Value, or Premium Payments adjusted for Surrenders and is taken on each Contract Anniversary. Even though the amount we charge you for this rider can go up or down; except as provided below; we can not increase the rider fee once you elect this rider. A prorated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value. The rider charge will not be applied to Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states. See Maximum Anniversary Value Death Benefit Example 3 in Appendix A.
In the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be the then current rider fee for new Contracts (absent any voluntary waivers by us). We reserve the right to charge up to the maximum fee described in the Fee Summary (absent any voluntary fee waivers by us) at any time without notice.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C, where:

A =	Contract Value (minus Distribution Charges if applicable);

B =	Premium Payments adjusted for partial Surrenders; and

C =
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

See Maximum Anniversary Value Death Benefit Example 1 in Appendix A.
If you elect this rider after the Contract has been issued, the starting values for Contract Value (minus Distribution Charges if applicable), Premium Payments and Maximum Anniversary Value will all be reset to Contract Value (minus Distribution Charges if applicable) as of the Valuation Day that you elect this rider. Contract Value and Premium Payments prior to election of the rider (as well as those values that would have been used to set the Maximum Anniversary Value had this rider been elected upon Contract issuance), will be disregarded.

In addition to this Death Benefit, you may also be entitled to receive the Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
We calculate the Death Benefit when, and as of the Valuation Day, we receive a certified death certificate or other documents acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds. Termination of this rider will result in the rescission of this Death Benefit and your Beneficiary receiving the standard Death Benefit.
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option.
When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining Contract Value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date. Please refer to the discussion under the caption “Who will receive the Death Benefit” under Standard Death Benefits for more information.
Does this rider replace the standard Death Benefit?
Yes.
Can you terminate this rider?
No.
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis based on a factor equal to 1 minus the partial Surrender divided by the Contract Value prior to such partial Surrender. The factor is multiplied by Premium Payments as well as the Maximum Anniversary Value as well as the anniversary values immediately prior to a partial Surrender to determine the adjusted Death Benefit. For purposes of this rider, a Surrender also includes a transfer of Contract Value to the Personal Pension Account. A partial surrender (or transfer to the Personal Pension Account) may reduce the Death Benefit by an amount greater than the amount surrendered if the Contract Value is less than your Premium Payments. See Maximum Anniversary Value Death Benefit Example 2 in Appendix A for an illustration of this calculation.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a re-calculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a re-calculation this Death Benefit. If the rider is not available for sale at the time of the ownership change, we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
If the oldest Owner after the change is greater than the age limitation of the rider as of the trade date of the change, then we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, we will increase the Contract Value to the Maximum Anniversary Death Benefit Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is greater than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
If any Owner or the Annuitant is equal to or less than the age limitation of the rider at the time of the Spousal Contract continuation and this rider (or a similar rider, as we determine) is still available for sale, the Death Benefit will be reset based on the Contract Value as of the date we receive due proof of death and will serve as the new basis for the Death Benefit. See “Is this rider designed to pay you Death Benefits?” above for further discussion regarding post-issue election of this rider. The rider charge will be reset to the charge then being assessed for new sales of the rider.
What happens if you annuitize your Contract?
Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Options Two or Eight) is elected.
Are there restrictions on how you must invest?
Yes. You may allocate your Contract Value to any Sub-Accounts(s), asset allocation models, investment programs, fund of funds Sub-Accounts(s) or other investment option(s) or you may design your own portfolio, provided that your Fund selections comply with the investment restrictions in the following table:

Classification	Allocation
Fixed investments Funds	Minimum of 30% - to a maximum of 100%
Equity Investments	• Maximum of 70% • No more than 20% may be invested in any one Fund in this category
Limited Investments	Maximum of 20%
Multi-Asset Investments	• 0% or 100% • May not be combined with Funds in the above classifications
Investing in the Personal Pension Account and Fixed Accumulation Feature do not constitute a violation of these investment restrictions.
Not all asset allocation models, Funds or programs are available through all Financial Intermediaries. See Appendix C - Fund Data for more detailed information. The Personal Pension Account and Fixed Accumulation Feature are not included within any classification.
We may, in our sole discretion, add, replace or delete Funds, programs, classifications, allocations and asset allocation models from time to time. Not all asset allocation models, Funds or programs are available through all Financial Intermediaries. You will be provided with advance notification of any investment restriction changes and you must invest Premium Payments in accordance with such updated investment restrictions.
You must participate in an asset rebalancing program. If on any Valuation Day, your Contract Value is no longer invested within the permissible allocations in the table above as a result of market fluctuations, we will not terminate the rider. Instead, your Contract Value will be rebalanced quarterly in accordance with your last compliant allocation instructions. All subsequent Premium Payments must also be invested according to the classifications described in this section.
You may provide investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the termination of this rider. We will not accept instructions to violate the investment restrictions from your Investment Professional. Violating these investment restrictions shall result in the termination of your Death Benefit under this rider.
If this rider is terminated due to failure to comply with these investment restrictions, you will have a one time opportunity to reinstate the rider. You will be notified in your confirmation statement that you have violated these investment restrictions. The thirty calendar day reinstatement period will begin from the date this rider is terminated. Your opportunity to reinstate will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make an ownership change.

Upon reinstatement of your rider, your Premium Payment will be reset at the lower of the Premium Payments prior to the revocation or Contract Value as of the date of the reinstatement. Your Maximum Anniversary Value will be reset at the lower of the Maximum Anniversary Value prior to the revocation or Contract Value as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please see Appendix F for more information on Investment restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

•	The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

•	Transfers made pursuant to an automatic income program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.
b. Return of Premium Death Benefit II
Objective
To provide a Death Benefit equal to Premium Payments adjusted for Surrenders that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
When can you buy the rider?
The Return of Premium II rider is closed to new investors (including existing Owners).
How is the charge for this rider calculated?
The fee for the rider is based on Premium Payments adjusted for Surrenders on each Contract Anniversary. Even though the amount we charge you for this rider can go up or down; except as provided below; we can not increase the rider fee once you elect this rider. This charge will automatically be deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A prorated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value. The rider charge will not be applied to Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
In the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be based on the Contract Value on the date of any such change plus Premium Payments received after such date, as adjusted for Surrenders. We reserve the right to change the rider charge up to the maximum fee described in the Fee Summary (absent any voluntary waivers by us) at any time without notice.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the higher of Contract Value (minus Distribution Charges) or Premium Payments adjusted for Surrenders. See the Return of Premium Death Benefit II Example in Appendix A.

In addition to this Death Benefit, you may also be entitled to receive the Personal Pension Account Death Benefit.
We calculate the Death Benefit when, and as of the Valuation Day, we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds. Termination of this rider will result in the rescission of this Death Benefit and your Beneficiary receiving the standard Death Benefit.
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining Contract Value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date. If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, or receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value. Please refer to the discussion under the caption “Who will receive the Death Benefit” under Standard Death Benefits for more information.
Does this rider replace the standard Death Benefit?
Yes.
Can you terminate this rider?
Yes. At anytime following the earliest of the fifth anniversary of the rider effective date or Spousal Contract continuation, the Contract Owner may elect to terminate this rider. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the standard Death Benefit. No other optional benefit may be elected following the termination. A Company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in the “standard Death Benefit” section) by the Beneficiary (excluding Spousal Contract continuation).
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis based on a factor equal to 1 minus the partial Surrender divided by the Contract Value prior to such partial Surrender. The factor is multiplied by Premium Payments immediately prior to the partial surrender to determine the adjusted Death Benefit. For purposes of this rider, a Surrender also includes a transfer of Contract Value to the Personal Pension Account. See Return of Premium Death Benefit II Example in Appendix A.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a re-calculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a reset of this Death Benefit. If the rider is not available for sale at the time of the ownership change, we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
If the oldest Owner after the change is greater than the age limitation of the rider as of the trade date of the change, then we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is greater than the age limitation of the rider at the time of the Spousal Contract continuation and and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
If the Owner or the Annuitant is equal to or less than the age limitation of the rider at the time of the Spousal Contract continuation and such rider (or similar rider, as we determine) is still available for sale, the Death Benefit will be reset based on the Death Benefit as of the date of due proof of death and will serve as the new basis for the Death Benefit. The rider charge will be reset to the rider charge then being assessed for new sales of the rider.
What happens if you annuitize your Contract?
Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Options Two or Eight) is elected.
Are there restrictions on how you must invest?
No. We reserve the right to impose investment restrictions in the future.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment. If we terminate the rider, it cannot be re-elected by you.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

6. Further Information
a. Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Balance — The sum of all Personal Pension Account Contributions increased by credited interest; minus any transfers into any other Account(s) and any conversion into Annuity Payout Value.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert Premium Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate Contract Value prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.

Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Annual Maintenance Fee: An annual charge deducted on a Contract Anniversary or upon full Surrender.
Annual Withdrawal Amount (AWA): The amount you may Surrender each Contract Year without incurring a CDSC.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select. Annuity Payout also refers to Personal Pension Account Payouts.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date, the death of the Contract Owner or Annuitant; or annuitization(s) of Benefit Balance.
Annuity Payout Value: The portion of your Benefit Balance converted into Personal Pension Account Payouts, as reduced by future Personal Pension Account Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner or Annuitant, as the case may be.
Benefit Balance: Personal Pension Account Contributions, as adjusted for transfers to or from Contract Value, credited interest and/or annuitization. Benefit Balance includes Annuity Payout Value, if any.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any Annuity Payout due and payable during the Guaranteed Payout Duration. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Account on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: Except as otherwise provided, the amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or optional Death Benefit plus the Personal Pension Account Death Benefit.
Deposit: The sum of all Premium Payments and Personal Pension Account Contributions.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all classes of Contracts we offered contain a Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for Contract issues in MA.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
Guaranteed Payout Duration: The time period (sometimes referred to as a “Period Certain”) specified in Annuity Payout Options Three, Five and Six; and with respect to Annuity Payout Options Two and Eight, the time period equal to the applicable Annuity Payout Value divided by the corresponding Personal Pension Account Payout, rounded down.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

Maximum Anniversary Value: The highest Contract Value as of each Contract Anniversary prior to the date of death of the oldest Owner or Annuitant’s 81st birthday, whichever first occurs, adjusted for any Premium Payments and partial Surrenders occurring after such Contract Anniversary.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Personal Pension Account Contributions: Sums allocated to the Personal Pension Account. Personal Pension Account Contributions may take the form of Deposits or transfers of Contract Value from Sub-Accounts or the Fixed Accumulation Feature (if applicable).
Personal Pension Account Payouts: Regularly scheduled periodic payments of Annuity Payout Value.
Premium or Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable sales charges). Unless otherwise specified, a Premium Payment does not include Personal Pension Account Contributions. Portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are considered to be Premium Payments that become part of your Contract Value.
Remaining Gross Premium: Premium Payments minus prior partial Surrenders in excess of the AWA at the time of such partial Surrender.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract. For the purposes of optional riders only, a Surrender may also include a transfer of Contract Value to Benefit Balance.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding). Surrender Value does not include the Commuted Value of your Personal Pension Account.
Target Income Age — The year that commences with the birthday of the oldest Annuitant during which Personal Pension Account Payouts are expected to begin. Target Income Age establishes a 7-year guarantee window (three years before and after) during which a guaranteed payout rate will be applied to your Accumulation Balance.
Total Balance: The sum of your Contract Value and Benefit Balance.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama, New Jersey and Ohio - The Fixed Accumulation Feature is not available.
California - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, the Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any

subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Contract Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Contract Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. SIMPLE IRA owners may not purchase a Contract. The only AIRs available are 3% and 5%. The assignment restrictions on the Death Benefits do not apply.
Connecticut, Florida, Illinois, New Jersey and Texas - The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Connecticut and New Jersey - Our approval is required for any subsequent Contribution or transfer resulting in cumulative Contributions and transfers into the Personal Pension Account exceeding $50,000.
Connecticut - The assignment restrictions on the Death Benefits do not apply.
Massachusetts - We will accept subsequent Premium Payments only until the Annuitant’s 62nd birthday or the second Contract Anniversary, whichever is later (B Share Contracts). We will accept subsequent Premium Payments only until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later (L Share Contracts). We will accept subsequent Premium Payments only until the Annuitant’s 69th birthday or the ninth Contract Anniversary, whichever is later (C Share Contracts). The Nursing Home Waiver is not available. The Fixed Accumulation Feature investment restrictions do not apply to investors.
Minnesota - The CDSC for B Share Contracts is 7%, 7%, 6%, 6%, 5%, 4%, 3%, 2%, 0% for years 1-9.
New Jersey - The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. The Nursing Home Waiver is not available. Letters of Intent are not available as a basis to reduce sales charges. We reserve the right to prohibit subsequent Premium Payments and transfers after the first Contract Year if you have elected the Return of Premium death benefit. This restriction is not currently being enforced. We will notify you if subsequent Premium Payments and transfers cease to be available to affected contract owners.
New York - The Personal Pension Account is not available in New York. Contracts issued by Hartford Life and Annuity Insurance Company are not available in New York. The only AIRs available are 3% and 5%. The Nursing Home Waiver is not available. Letters of Intent are not available as a basis to reduce sales charges. The assignment restrictions on the Death Benefits do not apply. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.
Ohio - The Fixed Accumulation Feature is not available.
Oklahoma - The only AIRs available are 3% and 5%.
Oregon - We will accept subsequent Premium Payments during the first three Contract Years (B Share Contracts). You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available. The only AIRs available are 3% and 5%.
Pennsylvania - The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
Texas - Letters of Intent are not available as a basis to reduce sales charges. SIMPLE IRA owners may not purchase a Contract. The only AIRs available are 3% and 5%.
Vermont - Eligible Investments owned by you, your Spouse or any immediate family member may be included under the Rights of Accumulation Program.
Washington - In any year when no Premium Payment is paid into the Fixed Accumulation Feature, any pro-rata portion of the fee taken from the Fixed Accumulation Feature will be limited to interest earned in excess of the 3% for that year. The Target Income Age is subject to limitations based on the Annuitant’s age as of the date of the first Contribution.
c. Miscellaneous
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned subject to the ownership change restrictions above. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may unilaterally modify the Contract to reflect, among other things, changes in applicable tax law or interpretations of tax law, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Owners through regular mail as an endorsement to their Contract.
Medicaid Benefits - Medicaid estate planning may be important to people who are concerned about long term care costs. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits. Ownership interests or beneficiary status under this variable annuity could render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract. This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
d. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
e. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (“HSD”) under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2016. Contracts were sold by individuals who were appointed by us as insurance agents and who were registered representatives of Financial Intermediaries.

B and I share Contracts may have been sold directly to the following individuals free of any commission: 1) our current or retired officers, directors, trustees and employees (and their families) and our corporate parent, affiliates and subsidiaries; and 2) employees and Investment Professionals of Financial Intermediaries. If applicable, we may have credited the B share Contract with a credit of 5.0% of the initial Deposit and each subsequent Deposit, if any. This additional percentage of Deposit in no way affects current or future charges, rights, benefits or account values of other Owners.
The financial advisory arrangement otherwise required in order to purchase I share Contracts shall not be applicable to Hartford’s Personal Retirement Manager variable annuities bought by any of our current or retired officers, directors, trustees and employees or those of our corporate parent, affiliates and subsidiaries.
This prospectus does not constitute personalized investment or financial planning advice or a recommendation to purchase this or any other variable annuity. We reserve the right to modify, suspend, or terminate these privileges at any time.

We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to Investment Professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Deposits or Total Balance.

•	Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Deposit. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Total Balance. We pay no additional commissions with respect to assets moved from the Personal Pension Account to Sub-Accounts or the Fixed Accumulation Feature. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to Owners over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Investment Professional’s compensation. Under certain circumstances, your Investment Professional may be required to return all or a portion of the commissions paid.
Check with your Investment Professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Investment Professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Investment Professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Investment Professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

•	Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2016, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Securities America, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2016, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2016, Additional Payments did not in the aggregate exceed approximately $15.6 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $18,500.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statement

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account

APP TAX-2

are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

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i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

We believe that Personal Pension Account Payouts are partial annuitizations of the Contract, and that an equitable allocation of the investment in the contract would be in proportion to the estimated fair market values of the portions of the Contract.
When annuitization of the Personal Pension Account has occurred, your Benefit Balance will be calculated by using an actuarial present value formula.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated

APP TAX-4

as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 591⁄2.
2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.

e.	Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

f.	Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be

APP TAX-5

treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

g.	Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract’s cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a “partial exchange”).
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example — if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS’s partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3. Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.

APP TAX-6

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any,that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However,there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
5. Certain Tax Considerations for Full or Partial Settlement Payments from the Personal Pension Account
The recent enactment of new Section 72(a)(2) of the Code for partial annuitizations provides direction on how Personal Pension Account Payouts should be treated for tax purposes, effective for payments received in taxable years beginning after December 31, 2010 (regardless of when the annuity was purchased). However, because there is yet to be guidance on the new provisions from the IRS, there is still some uncertainty as to how the partial annuitization provisions will be applied and we advise you to consult with a qualified tax adviser concerning such tax treatment before you deposit amounts into the Personal Pension Accont or take a settllement for a Personal Pension Account Payout.
With respect to the Peronal Pension Account, the Company plans to report any periodic payments under a settlement of the Personal Pension Account (Personal Pension Account Payouts) as amounts received as an annuity and a partial annuitization of the Contract, resulting in that portion of the Contract being treated as a separate contract for which an annuity starting date is assigned, a portion of the investment in the contract is allocated and an exclusion ratio is determined (discussed in subparagraph 2.a. above). Likewise, after December 31, 2010, the Company plans to report any continuing periodic settlement payments from the Personal Pension Account as amounts received as an annuity under a separate contract with an annuity starting date of January 1, 2010, for which a portion of the investment in the contract should be allocated and an exclusion ratio should be determined consistent with new Section 72(a)(2) of the Code (and discussed in subparagraph 2.a. above).

APP TAX-7

D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding,pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner,generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

APP TAX-8

H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a. Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a

APP TAX-9

Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 701⁄2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b. SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c. SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d. Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional

APP TAX-10

IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 591⁄2;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan

APP TAX-11

that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount $18,000 for 2017. The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

APP TAX-12

6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% penalty tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.	RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —

(i)	the calendar year in which the individual attains age 701⁄2, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 701⁄2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life

APP TAX-13

of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 701⁄2.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan

APP TAX-14

under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

9. Certain Tax Considerations with the Personal Pension Account in Qualified Plans
Because the IRS has published no guidance on the tax treatment of arrangements resembling the Personal Pension Account, there is necessarily some uncertainty as to how an annuity contract with a Personal Pension Account will be treated in different types of Qualified Plans, and we advise you to consult with a qualified tax adviser concerning such treatment before you deposit any amount into a Personal Pension Account that is held in any Qualified Plan.
Among such tax issues for you to consider with a qualified tax adviser in such a case are the following:
a. Any amounts received by you (or your payee) prior to your attaining age 591⁄2 are generally subject to the penalty tax on premature distributions described above, unless such an amount received can qualify for an exception from such a penalty

APP TAX-15

tax, e.g., scheduled payments that qualify for the SEPP Exception. In addition, any modification in payments qualifying for the SEPP Exception (e.g., by commutation) can have adverse penalty tax consequences, as described above.
b. The tax rules for satisfying RMD requirements vary according to both the form of Qualified Plan (e.g., NonRoth or Roth IRA) and the form of payment (e.g., periodic annuity payout or non-periodic distribution from an account value). As a result, such variations should be considered when RMD amounts need to be taken (e.g., after age 701⁄2 or death). In addition, any modification in the form or amount of such payments (e.g., by commutation) could have adverse tax consequences, if such a modification does not satisfy an IRS-recognized RMD exception (e.g., for an acceleration or other change in periodic payments under Reg. § 1.401(a) (9)-6, Q&A-1 and Q&A-14).
c. Any attempt to transfer an amount from the Benefit Balance to Sub-Accounts or the Fixed Accumulation Feature (if available) that exceeds the threshold for such a transfer will be treated by us as a form of annuitization distribution from the Personal Pension Account, and thus may not qualify as a tax-free direct transfer. Instead, such an attempted excess transfer could be treated for tax purposes as a potentially taxable distribution out of the entire annuity contract, followed by a contribution back into the same contract. While such a distribution from an IRA may qualify for 60-day rollover treatment (if it is not needed to satisfy RMD requirements), only one such tax-free 60-day rollover is allowed for any 365-day period for any individual from all of such individual’s IRAs. Failing such tax-free rollover treatment, such a distribution could be subject to both income and penalty tax, and any deemed contribution back into the contract may be subject to an excise tax on excess contributions, particularly after age 701⁄2. In addition, any such distribution from a non-IRA form of Qualified Plan may be subject to the 20% mandatory withholding tax, unless such distribution is an RMD or otherwise avoids classification as an “eligible rollover distribution,” as described above.

APP A-1

Appendix A — Examples
Table of Contents

Page
Personal Pension Account Examples	APP A-2
Example 1: Standard Illustrations with Partial Income Stream	APP A-2
Example 2: Subsequent Personal Pension Account Deposits	APP A-3
Example 3a: Benefit Balance Transfer (In-bound)	APP A-3
Example 3b: Benefit Balance Transfer (Out-bound)	APP A-4
Example 4a: Full Commutation with Commuted Value	APP A-5
Example 4b: Partial Commutation with Commuted Value	APP A-7
Example 5a: Fixed Dollar Amount	APP A-9
Example 5b: Investment Gains	APP A-10
Example 5c: Investment Gains	APP A-11
Example 5d: Income Path	APP A-11
Example 5e: Income Path	APP A-12
Maximum Anniversary Value Death Benefit Examples	APP A-12
Return of Premium II Death Benefit Example	APP A-16
Return of Premium I Death Benefit Example	APP A-17
Remaining Gross Premium Examples	APP A-17

APP A-2

Personal Pension Account Examples
Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent premium payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable Riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (premium payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Example 1: Standard Illustrations with a Partial Income Stream
Assume the initial Personal Pension Account Contribution is equal to $100,000 (no sums are invested in the Fixed Accumulation Feature or Sub-Accounts). Assume that in Contract Year 7, the Owner requested to commence an income stream based on $50,000 of Annuity Payout Value during the guarantee window. For the purposes of this Example, the Contract Owner chose a Target Income Age of 64. Hypothetical credited and payout rates are illustrated below.

A.
To understand how your guaranteed payout rates are set during your guarantee window (shaded area), see Guaranteed Payout Rates in Contract Years 1 through 7. In this Example, the guaranteed payout rate is locked in at Contract Year 7 when Personal Pension Account Payouts commence.

B.
Credited interest rates vary during the duration of your Contract as illustrated in column 4. In this illustration, credited interest rates change at the 10th Contract Year and again at the 20th Contract Year.

C.
Please refer to the last column in Contract Year 23 for an example of how Personal Pension Account Payouts will continue for the life of the Annuitant, Owner or joint Owner even though Annuity Payout Value has been exhausted.

APP A-3

	Contract Year	Age	Benefit Balance	Credited Interest Rate	Accumulation Balance	Annuity Payout Value	Guaranteed Payout Rates (per 1000)	Personal Pension Account Payouts(2)
	0	60	$100,000	5.00%	$100,000
	1	61	105,000	5.00%	105,000		61.99
	2	62	110,250	5.00%	110,250		62.33
	3	63	115,763	5.00%	115,763		62.72
GuaranteeWindow	4	64	121,551	5.00%	121,551		63.16
	5	65	127,628	5.00%	127,628		63.65
	6	66	134,010	5.00%	134,010		64.17
	7	67	140,710	5.00%	90,710(1)	$50,000	64.73	$3,237
	8	68	142,009	5.00%	95,246	46,763		3,237
	9	69	143,535	5.00%	100,008	43,527		3,237
	10	70	145,299	3.00%	105,008	40,290		3,237
	11	71	145,212	3.00%	108,158	37,054		3,237
	12	72	145,220	3.00%	111,403	33,817		3,237
	13	73	145,326	3.00%	114,745	30,581		3,237
	14	74	145,532	3.00%	118,188	27,344		3,237
	15	75	145,841	3.00%	121,733	24,108		3,237
	16	76	146,256	3.00%	125,385	20,871		3,237
	17	77	146,781	3.00%	129,147	17,634		3,237
	18	78	147,419	3.00%	133,021	14,398		3,237
	19	79	148,173	3.00%	137,012	11,161		3,237
	20	80	149,047	1.50%	141,122	7,925		3,237
	21	81	147,927	1.50%	143,239	4,688		3,237
	22	82	146,839	1.50%	145,388	1,452		3,237
	23	83	147,568	1.50%	147,568	0		3,237

(1)
Accumulation Balance is reduced by $50,000 that is converted into the Annuity Payout Value. CDSC’s and Premium tax have not been applied in this Example. If the $50,000 was instead commuted into a Commuted Value (assuming a hypothetical discount rate of 6%), the Commuted Value would be $32,294. The remaining Accumulation Balance can be converted into Annuity Payout Value at a later date for additional Personal Pension Account Payouts.

(2)	These Personal Pension Account Payouts shall continue for the life of the Annuitant, Owner or joint Owner pursuant to Annuity Payout Option Two.
Example 2: Subsequent Personal Pension Account Deposits
Assume a $100,000 initial Personal Pension Account Contribution was made at a time when we declared a hypothetical credited rate of 4% and that a $15,000 subsequent Personal Pension Account Contribution was made when we declared a hypothetical credited rate of 3.75%. Your Benefit Balance would increase as follows:

APP A-4

Age		Personal Pension Account Contribution	Credited Rate		Personal Pension Account Contribution	Credited Rate	Total Benefit Balance
55	First Deposit	$100,000		Second Deposit			$ 100,000
56			4.00%				104,000
57			4.00%				108,160
58			4.00%				112,486
59			4.00%		$15,000		131,986
60			4.00%			3.75%	137,228
61			4.00%			3.75%	142,678
62			4.00%			3.75%	148,345
63			4.00%			3.75%	154,237
64			4.00%			3.75%	160,362
65			4.00%			3.75%	166,732
Example 3a: Benefit Balance Transfer (In-bound)
The following example illustrates the impact on various values associated to the contract when a transfer from the Sub-Accounts to the Personal Pension Account occurs. Assume that the Owner deposits $100,000 in the Sub-Accounts and then elects to transfer $5,000 from the Sub-Accounts to the Personal Pension Account in which event:

	Transfer from Sub-Accounts to the Personal Pension Account
	Before Value	After Value
Sub-Account Value (assumed)	$130,000	$125,000
Remaining Gross Premium	$100,000	$100,000
Return of Premium I Withdrawal Limit	$5,000	$0
Return of Premium II Withdrawal Limit	$0	$0
Maximum Anniversary Value Withdrawal Limit	n/a	n/a
Return of Premium I Death Benefit	$100,000	$95,000
Return of Premium II Death Benefit	$100,000	$96,153.85
Maximum Anniversary Value Death Benefit - Anniversary Value (Before Value is assumed)	$107,000	$102,884.62
Maximum Anniversary Value Death Benefit - Premium Payments	$100,000	$96,153.85
Benefit Balance	$0	$5,000

•	The Sub-Account Value is reduced by the amount of the transfer ($5,000).

•
The Remaining Gross Premium associated to the Sub-Accounts is not reduced by the amount of the transfer as Remaining Gross Premium is only reduced for Surrenders or transfers in excess of the Annual Withdrawal Amount.

•	The Return of Premium I Withdrawal Limit is reduced by the amount of the transfer ($5,000) as transfers (and Surrenders) reduce the available Withdrawal Limit.

•	The Return of Premium I Death Benefit is reduced dollar for dollar for the amount of the transfer ($5,000).

•
As a result of the transfer, the Return of Premium II Death Benefit is reduced by a factor. The $5,000 transfer results in a factor of 0.961538462 being applied to Premium Payments. The factor of 0.961538462 is derived by 1−($5,000 Transfer / Contract Value Prior to the Transfer $130,000).

•
As a result of the transfer, the Maximum Anniversary Value Death Benefit Anniversary Value and Premium Payments are both reduced by a factor. The $5,000 transfer results in a factor of 0.961538462 being applied to Premium Payments. The factor of 0.961538462 is derived by 1−($5,000 Transfer / Contract Value Prior to the Transfer $130,000).

•	Assume there were no sums previously invested in the Personal Pension Account. The Benefit Balance is increased by the amount of the transfer ($5,000).
Example 3b: Benefit Balance Transfer (Out-bound)
The following example illustrates the impact on various values associated to the Contract when a transfer from the Personal Pension Account to the Sub-Accounts occurs. Assume that the Owner makes a Personal Pension Account Contribution of

APP A-5

$100,000 into the Personal Pension Account and then elects to transfer the maximum available transfer from the Personal Pension Account to the Sub-Accounts. The out-bound transfer restriction considers the following factors:

End of Year	Maximum of A, B, C	A	B	C
1	$4,120	$4,120	$3,000	$0
2	$4,120	$4,073	$2,966	$4,120
Where,

•	Column A equals 4% of the Accumulation Balance as of the prior Contract Anniversary. Assume that the $100,000 Personal Pension Account Contribution earns a credited interest rate of 3%.

•	Column B equals the amount of interest credited to the Accumulation Balance over the most recent full Contract Year.

•	Column C equals the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.

Transfer from Personal Pension Account to the Sub-Accounts End of Year 1
	Before Value	After Value
Sub-Account Value (assumed)	$ 130,000	$ 134,120
Remaining Gross Premium	$ 100,000	$ 100,000
Annual Withdrawal Amount	$5,000	$5,206
Return of Premium I Death Benefit	$ 100,000	$ 104,120
Return of Premium II Death Benefit	$ 100,000	$ 104,120
Maximum Anniversary Value Death Benefit - Anniversary Value (Before Value is assumed)	$ 107,000	$ 111,120
Maximum Anniversary Value Death Benefit - Premium Payments	$ 100,000	$ 104,120
Benefit Balance	$ 103,000	$98,880

•	The Benefit Balance is reduced by the amount of the transfer ($4,120).

•
The Remaining Gross Premium associated to the Sub-Accounts is not increased by the amount of the transfer as Personal Pension Account Remaining Gross Premium is only reduced, and the Remaining Gross Premium associated to the Sub-Accounts increased, for transfers in excess of the Annual Withdrawal Amount.

•	The Return of Premium I Death Benefit is increased dollar for dollar for the amount of the transfer ($4,120).

•	The Return of Premium II Death Benefit is increased dollar for dollar for the amount of the transfer ($4,120).

•	The Maximum Anniversary Value Death Benefit Anniversary Value and Premium Payments are both increased dollar for dollar for the amount of the transfer ($4,120).

•	The Sub-Account Value is increased by the amount of the transfer ($4,120).
Example 4a: Full Commutation with Commuted Value
Assume that the Owner desires to start taking all Personal Pension Account Payouts and then fully commute the Personal Pension Account Payouts in year 20, which is outside of their guarantee window. For the purposes of this Example, the Contract Owner chose a Target Income Age of 64. The Owner does not terminate their Contract and therefore Personal Pension Account Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). Also, assume that the initial Personal Pension Account Contribution is equal to $100,000 and no Premium Payments have been invested in the Fixed Accumulation Feature or Sub-Accounts.

APP A-6

	Contract Year	Age	Benefit Balance	Accumulation Balance	Credited Rate	Annuity Payout Value	Payout Rates (per 1000)(1)	Commuted Value	Payouts
	0	60	$100,000	$100,000	5.00%	$0	61.68
	1	61	105,000	105,000	5.00%	0	61.99		$0
	2	62	110,250	110,250	5.00%	0	62.33		0
	3	63	115,763	115,763	5.00%	0	62.72		0
Guarantee Window	4	64	121,551	121,551	5.00%	0	63.16		0
	5	65	127,628	127,628	5.00%	0	63.65		0
	6	66	134,010	134,010	5.00%	0	64.17		0
	7	67	140,710	140,710	5.00%	0	64.73		0
	8	68	147,746	147,746	5.00%	0	65.31		0
	9	69	155,133	155,133	5.00%	0	65.91		0
	10	70	162,889	162,889	3.00%	0	66.56		0
	11	71	167,776	167,776	3.00%	0	69.14		0
	12	72	172,809	172,809	3.00%	0	71.94		0
	13	73	177,994	177,994	3.00%	0	74.99		0
	14	74	183,334	183,334	3.00%	0	78.32		0
	15	75	188,834	188,834	3.00%	0	81.96		0
	16	76	194,499	194,499	3.00%	0	85.92		0
	17	77	200,333	200,333	3.00%	0	90.11		0
	18	78	206,343	206,343	3.00%	0	94.63		0
	19	79	212,534	212,534	3.00%	0	99.55		0
	20	80	218,910	0(2)	1.50%	218,910	105.02(6)	$156,367(5)	0(4)
	21	81	n/a	n/a	n/a(3)	n/a	n/a	n/a	n/a
	22	82	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	23	83	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	24	84	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	25	85	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	26	86	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	27	87	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	28	88	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	29	89	n/a	n/a	n/a	n/a	n/a	n/a	22,989(7)
	30	90	n/a	n/a	n/a	n/a	n/a	n/a	22,989(7)

(1)
Payout Rates are only guaranteed if Personal Pension Account Payouts begin within the guarantee window. Payouts that begin outside the guarantee window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what payout rates could be when commencing Personal Pension Account Payouts outside of the guarantee window. These rates may be as high as, but will never be greater than, the payout rates guaranteed for Personal Pension Ac- count Payouts we set at the time of your Personal Pension Account Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on being converted to Annuity Payout Value. CDSCs and Premium tax are not shown in this Example.

(3)	Interest is no longer credited under the Personal Pension Account.

(4)
The Personal Pension Account Payout is derived by multiplying the Annuity Payout Value by the payout rate applicable to the year in which commutation is requested and dividing by 1,000. In this case, $218,910*$105.02/1,000 = $22,989. However, in this example, Personal Pension Account Payouts are commuted and paid to the Owner in one lump sum.

APP A-7

Life contingent Personal Pension Account Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living and have not terminated the Contract as illustrated in years 29 and 30.

(5)
The Commuted Value depicted is based on commutation of the Annuity Payout Value (in this Example, is the same as the Benefit Balance because this is a full commutation) of $218,910 using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the Personal Pension Account Payout(s) associated with the Annuity Payout Value over the Guaranteed Payout Duration (i.e., $218,910/$22,989, rounded down = 9 years) calculated using this discount rate.

(6)	Hypothetical Payout Rate used because Personal Pension Accounts and subsequent commutation occur outside of the guarantee window.

(7)
Lifetime Personal Pension Account Payouts resume because in this Example the Annuitant is still living. The Owner would give up these lifetime Personal Pension Account Payouts if he or she terminated the Contract.

APP A-8

Example 4b: Partial Commutation with Commuted Value
Assume that the Owner desires to start taking Personal Pension Account Payouts and commute half of the Personal Pension Account Payouts in year 20, which is outside of their guarantee window. In this Example, the guarantee window is represented by the shaded area in years 1 though 7. Year 20 “Before” illustrates how the Annuity Payout Value is split in half to serve as the basis for Personal Pension Account Payouts and the Commuted Value. Year 20 “After” illustrates the amounts paid to the Owner in the form of Personal Pension Account Payouts and Commuted Value. The Owner does not terminate their Contract and therefore Personal Pension Account Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). The Guaranteed Payout Duration in this Example is illustrated as the shaded rows corresponding to Contract Years 20 through 28. Assume the initial Deposit is equal to $100,000 and no sums are invested in the Fixed Accumulation Feature or Sub-Accounts.

Contract Year	Age	Benefit Balance	Accumulation Balance	Credited Rate	Annuity Payout Value 1	Annuity Payout Value 2	Commuted Value	Payout Rates (per 1000)(1)	Payouts
0	60	$100,000	$100,000	5.00%	$0	$0		61.68
1	61	105,000	105,000	5.00%	0	0		61.99	$0
2	62	110,250	110,250	5.00%	0	0		62.33	0
3	63	115,763	115,763	5.00%	0	0		62.72	0
4	64	121,551	121,551	5.00%	0	0		63.16	0
5	65	127,628	127,628	5.00%	0	0		63.65	0
6	66	134,010	134,010	5.00%	0	0		64.17	0
7	67	140,710	140,710	5.00%	0	0		64.73	0
8	68	147,746	147,746	5.00%	0	0		65.31	0
9	69	155,133	155,133	5.00%	0	0		65.91	0
10	70	162,889	162,889	3.00%	0	0		66.56	0
11	71	167,776	167,776	3.00%	0	0		69.14	0
12	72	172,809	172,809	3.00%	0	0		71.94	0
13	73	177,994	177,994	3.00%	0	0		74.99	0
14	74	183,334	183,334	3.00%	0	0		78.32	0
15	75	188,834	188,834	3.00%	0	0		81.96	0
16	76	194,499	194,499	3.00%	0	0		85.92	0
17	77	200,333	200,333	3.00%	0	0		90.11	0
18	78	206,343	206,343	3.00%	0	0		94.63	0
19	79	212,534	212,534	3.00%	0	0		99.55	0
20 Before	80	218,910	0(2)	1.50%	109,455(4)	109,455(4)
20 After	80	97,960	0(2)	n/a	97,960(5)	0	$78,185(7)	105.02(8)	11,495(6)
21	81	86,465	n/a	n/a(3)	86,465	0	n/a	n/a	11,495
22	82	74,970	n/a	n/a	74,970	0	n/a	n/a	11,495
23	83	63,475	n/a	n/a	63,475	0	n/a	n/a	11,495
24	84	51,980	n/a	n/a	51,980	0	n/a	n/a	11,495
25	85	40,485	n/a	n/a	40,485	0	n/a	n/a	11,495
26	86	28,990	n/a	n/a	28,990	0	n/a	n/a	11,495
27	87	17,495	n/a	n/a	17,495	0	n/a	n/a	11,495
28	88	6,000	n/a	n/a	6,000	0	n/a	n/a	11,495
29	89	0	n/a	n/a	0	0	n/a	n/a	22,989(9)
30	90	0	n/a	n/a	0	0	n/a	n/a	22,989
31	91	0	n/a	n/a	0	0	n/a	n/a	22,989

(1)
Payout Rates are only guaranteed if Personal Pension Account Payouts begin within the guarantee window. Personal Pension Account Payouts that begin outside the guarantee window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what payout rates could be when commencing Personal Pension

APP A-9

Account Payouts outside of the guarantee window. These rates may be as high as, but will never be greater than, the payout rates guaranteed for Personal Pension Account Payouts we set at the time of your Personal Pension Account Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on all amounts being converted to Annuity Payout Value. CDSCs and Premium tax not shown in the Example.

(3)	Interest is no longer credited under the Personal Pension Account

(4)
In year 20, the Owner elected to commute half of their Annuity Payout Value and receive the remaining half in the form of Personal Pension Account Payouts. Thus, the Accumulation Balance of $210,910 is split in half. $109,455 is converted into Annuity Payout Value and will serve as the basis for Personal Pension Account Payouts. The remaining $109,455 will serve as the basis for the Commuted Value calculation.

(5)	The Annuity Payout Value of $109,455 is reduced by the Personal Pension Account Payout of $11,495, leaving an Annuity Payout Value of $97,960 remaining.

(6)
The Personal Pension Account Payout is derived by multiplying the Annuity Payout Value by the appropriate payout rate and dividing by 1,000. In this case, $109,455*105.02/1,000 = $11,495. However, in this example, half of the Personal Pension Account Payouts are commuted and paid to the Owner in one lump sum. Life contingent Personal Pension Account Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living as illustrated in years 29, 30, and 31.

(7)
The Commuted Value depicted is based on commutation of half of the Annuity Payout Value, or $109,455, using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the Personal Pension Account Payout(s) associated with the Annuity Payout Value over the remaining Guaranteed Payout Duration (i.e., $109,455/$11,495, rounded down = 9) calculated using the discount rate.

(8)	A hypothetical Payout Rate is used because Personal Pension Account Payouts and commutation occur outside of the guarantee window.

(9)
In this case, the lifetime Personal Pension Account Payouts for each Annuity Payout Value is $11,495 ($109,455*105.02/1000 = $11,495). When combined, these lifetime Personal Pension Account Payouts equal $22,989. Lifetime Personal Pension Account Payouts begin because in this Example the Annuitant is still living. The Owner would give up these lifetime Personal Pension Account Payouts if he or she terminated the Contract.

Example 5:
Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

The following examples illustrate automatic transfers of investment gains from Sub-Account(s) into the Personal Pension Account (PPA). The examples assume a $100,000 initial premium payment into the Sub-Account(s) with $10,000 initial Contribution into PPA. The examples illustrate the effect of these types of transfers on the components of the variable annuity Contract in varying market conditions. Annual Performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(a) Fixed Dollar Amount Option
Under this option, the client indicates the specific dollar amount to be transferred and frequency of the transfers. The below illustrates an annual transfer of $5,000 with program election occurring at the time of Contract issue. As used below, “Boy” refers to the beginning of Contract Year.

APP A-10

Contract Year	Contract Value (BOY)	Contract Value (End of Year)	Annual Performance(1)	AWA* (BOY)	RGP* (BOY)	PPA Benefit Balance(2) (BOY)	Total Death Benefit (BOY)	Transfer Amount
1	$100,000.00	$102,000.00	2.00%	$5,000.00	$100,000.00	$10,000.00	$112,000.00	$5,000.00
2	97,000.00	100,000.00	3.09%	5,000.00	100,000.00	15,300.00	115,300.00	5,000.00
3	95,000.00	94,500.00	-0.53%	5,000.00	100,000.00	20,759.00	115,259.00	5,000.00
4	89,500.00	95,000.00	6.15%	5,000.00	100,000.00	26,381.77	121,381.77	5,000.00
5	90,000.00	98,000.00	8.89%	5,000.00	100,000.00	32,173.22	130,173.22	5,000.00
6	93,000.00	106,000.00	13.98%	6,000.00	100,000.00	38,138.42	144,138.42	5,000.00
7	101,000.00	104,000.00	2.97%	5,000.00	100,000.00	44,282.57	148,282.57	5,000.00
8	99,000.00	105,000.00	6.06%	5,000.00	100,000.00	50,611.05	155,611.05	5,000.00

*	As used in this table, AWA refers to Annual Withdrawal Amount and RGP refers to Remaining Gross Premium.

(1)
The annual performance displayed applies only to the Contract Value. Annual Performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	Annual interests of 3% was utilized in determining the Benefit Balance.

APP A-11

(b) Investment Gains Option

(a)
Under this option, we will automatically transfer over any investment gains determined under the program on an annual basis into the Personal Pension Account. In this example the program was established at the time of Contract issue and there is fluctuating (positive and negative) market conditions. As used below, “BOY” refers to beginning of Contract Year and “EOY” refers to end of Contract Year.

Contract Year	Contract Value (BOY)	Contract Value (EOY)	Investment Gains (1)(2)		PPA Benefit Balance (BOY)	PPA Benefit Balance (EOY)(4)
1	$100,000.00	$99,000.00	—		$10,000.00	$10,300.00
2	99,000.00	101,000.00	$1,000.00		10,300.00	11,609.00
3	100,000.00	95,000.00	—	(3)	11,609.00	11,957.27
4	95,000.00	93,550.00	—		11,957.27	12,315.99
5	93,550.00	98,000.00	—		12,315.99	12,685.47
6	98,000.00	100,000.00	—		12,685.47	13,066.03
7	100,000.00	99,500.00	—		13,066.03	13,458.01
8	99,500.00	102,000.00	2,000.00		13,458.01	15,861.75

(1)
Investment Gains are determined by comparing the positive difference between your Anniversary Value and Starting Value adjusted for surrenders as of each Contract Anniversary. For example, in year 2, we compare the $100,000 PPA Benefit Balance to the Contract Value EOY $101,000.

(2)	Is the amount transferred to the Personal Pension Account.

(3)	No transfer to the Personal Pension Account occurs as there are no Investment Gains.

(4)	Annual credited interest rate of 3% was utilized in determining the Benefit Balance.

APP A-12

(c) Investment Gains Option
(b) Any optional death benefits elected on your contract would be impacted by the transfer of investment gains.
Return of Premium I elected

Contract Year	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	ROP I Death Benefit Withdrawal Limit	ROP I Death Benefit Premiums Prior to Transfer	ROP I Death Benefit Premiums After Transfer
1	$100,000.00	$99,000.00	—	$5,000.00	$100,000.00	$100,000.00
2	99,000.00	101,000.00	$1,000.00	5,000.00	100,000.00	99,000.00(1)
Return of Premium II elected

Contract Year	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	ROP II Death Benefit Withdrawal Limit	ROP II Death Benefit Premiums Prior to Transfer	ROP II Death Benefit Premiums After Transfer
1	$100,000.00	$99,000.00	—	0.00	$100,000.00	$100,000.00
2	99,000.00	101,000.00	$1,000.00	0.00	100,000.00	99,009.90 (2)
Maximum Anniversary Value elected

Contract Year	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	MAV Death Benefit Withdrawal Limit	Anniversary Value Prior to Transfer	Anniversary Value at End of Each Contract Year
1	$100,000.00	$99,000.00	—	N/A	$100,000.00	$100,000.00	(4)
2	99,000.00	101,000.00	$1,000.00	N/A	100,000.00	99,009.90	(3)

(1)	Transfers within the Return of Premium I Death Benefit Withdrawal Limit impact the Return of Premium I Death Benefit on a dollar for dollar basis.

(2)
Transfers impact the Return of Premium II Death Benefit on a proportional basis. We determine a factor by 1 − (Amount of the Partial Surrender in excess of the Withdrawal Limit /(Contract Value Prior to Surrender − Withdrawal Limit)). Assume the Contract Value prior to Surrender was $101,000, therefore the factor is 1−($10,000/($101,000−$0)), or 0.99009901.

(3)
Transfers impact the Maximum Anniversary Value Death Benefit on a proportional basis. We determine a factor by 1−(Partial Surrender / Contract Value Prior to Surrender). Assume the Contract Value Prior to Surrender was $101,000, therefore the factor is 1−($1,000/$101,000), or 0.99009901.

(4)	The Contract Year 1 Anniversary Value would also be adjusted to $99,009.90 due to the Year 2 $1,000 transfer.
(d) Income Path-Annual Transfer Schedule with Performance:
In this example, the Income Path program is established at the time of Contract issue. The current age of the Annuitant is 70, and the Target Income Age is 75; therefore, the length of time to the Target Income Age 5 years. The Starting Allocation elected is 60% Contract Value and 40% Personal Pension Account. The Target Allocation elected is 20% Contract Value and 80% Personal Pension Account. If there was no financial activity and flat annual performance, we would transfer 8.00% annually:
(Contract Value Starting Allocation - Contract Value Ending Allocation) / number of years from program start date to Target Income Age
(60 − 20) / 5 = 8.00%

APP A-13

(e) Income Path Annual Transfer Schedule with Performance:

		"Prior to Transfer" Percentages		Income Path Program Annual Allocation Percentage Targets		Actual Transfer from CV to PPA: Percentage	"After Transfer" Percentages
Contract Year	Annual Contract Value Performance (1)	Contract Value	PPA-Benefit Balance	Contract Value	PPA-Benefit Balance	Transfer of CV%	Contract Value	PPA-Benefit Balance
0		60.0%	40.0%	60.0%	40.0%	0.0%	60.0%	40.0%
1	4.3%	60.3%	39.7%	52.0%	48.0%	8.3%	52.0%	48.0%
2	2.1%	51.8%	48.2%	44.0%(2)	56.0%	7.8%(3)	44.0%	56.0%
3	-1.6%	42.9%	57.1%	36.0%	64.0%	6.9%	36.0%	64.0%
4	8.9%	37.3%	62.7%	28.0%	72.0%	9.3%	28.0%	72.0%
5	-2.4%	26.9%	73.1%	20.0%	80.0%	6.9%	20.0%	80.0%

(1)
The annual performance displayed applies only to the Contract Value. Annual Performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	Calculated as follows: Previous year Contract Value percentage − (Starting Allocation − Ending Allocation) / number of years from program start date to Target Income Age: 52.0% − (60 − 20) / 5 = 44.0%

(3)	Calculated as follows: Contract Value “Prior to Transfer” Percentage − Contract Value Percentage Target: 51.8% − 44.0% = 7.8%
Maximum Anniversary Value Death Benefit Examples
Maximum Anniversary Value (MAV):
This Death Benefit is equal to the greatest of A, B or C, where:

A =	Contract Value (minus Distribution Charges);

B =	Premium Payments adjusted for partial Surrenders; and

C =	Maximum Anniversary Value.
Assume your initial Premium Payment is $100,000.

Contract Year	Contract Value(3)(4) “A”	Total Premium Payments (adjusted by Surrenders) “B”	Contract Value Performance(4)	Anniversary Value(2)	Maximum Anniversary Value “C”	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of "A", "B", and “C”
0	$100,000.00	$100,000.00	0.00%	—	—	$100,000.00
1	102,120.00	100,000.00	2.12%	$102,120.00	$102,120.00	102,120.00
2	107,001.34	100,000.00	4.78%	107,001.34(1)	107,001.34	107,001.34
3	105,663.82	100,000.00	-1.25%	105,663.82	107,001.34	107,001.34
4	96,259.74	100,000.00	-8.90%	96,259.74	107,001.34	107,001.34
5	106,424.77	100,000.00	10.56%	106,424.77	107,001.34	107,001.34

(1)	Is the highest Anniversary Value and therefore is the Maximum Anniversary Value (MAV).

(2)	Anniversary Value each year is first established as the Contract Value on that Anniversary and may later be adjusted by subsequent Premium Payments and Partial Surrenders, if applicable.

(3)	Does not reflect a Distribution Charge, if applicable.

(4)
Assumes annual performance on the Contract Value. Annual Performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(5)	Is the Maximum Anniversary Value as of the end of each Contract Year.
Assume your initial Premium Payment is $100,000. At the end of Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 5 you take a partial Surrender for $10,000.

APP A-14

Contract Year	Contract Value(5)(7) "A"	Total Premium Payments (adjusted by Surrenders) “B”	Contract Value Performance(4)	Anniversary Value(4)	Maximum Anniversary Value(8) “C”	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of "A", "B", and “C”
0	$100,000.00	$100,000.00	0.00%	—	—	$100,000.00
1	102,120.00	100,000.00	2.12%	$141,828.27(1)(3)	$102,120.00	102,120.00
2	157,001.34	150,000.00(2)	4.78%	146,379.36(1)(3)(6)	157,001.34	157,001.34
3	155,038.82	150,000.00	−1.25%	144,549.62(3)	157,001.34	157,001.34
4	141,240.36	150,000.00	−8.90%	131,684.70(3)	157,001.34	157,001.34
5	137,808.04	139,851.70(3)	4.65%	137,808.04	146,379.36	146,379.36

(1)	The Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

(2)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(3)
The $10,000 Partial Surrender results in a factor of 0.932344682 being applied to Premium Payments as well as previous Anniversary Values. The factor of 0.932344682 is derived by 1−(Partial Surrender $10,000 / Contract Value Prior to Surrender $147,808.04). We will reduce the assigned value of Premium Payments and Maximum Anniversary Value as used in this formula based on a factor whenever partial Surrenders occur. The factor is equal to 1−(a/b) where “a” is the amount of the partial Surrender and “b” is the Contract Value immediately prior to the partial Surrender. The impact of the $10,000 Partial Surrender on the Death Benefit would be the same if a $10,000 transfer to the Personal Pension Account was made.

(4)	Anniversary Value each year is first established as the Contract Value on that Anniversary and later may be adjusted by subsequent Premium Payments and Partial Surrenders, if applicable.

(5)	Does not reflect a Distribution Charge, if applicable.

(6)	Is the Maximum Anniversary Value (MAV) as adjusted by subsequent Premium Payments and Partial Surrenders.

(7)
Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and Partial Surrender activity. Annual Performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

Maximum Anniversary Value Rider Charge
Assume the Maximum Anniversary Value is $102,120.00 and Premium Payments is $100,000. The current rider charge is 0.75%.
The current rider charge is assessed on the greater of the Maximum Anniversary Value or Premium Payments; therefore, the rider charge is $765.90, or $102,120 x 0.75%.
Return of Premium II Death Benefit Example
Assume your initial Premium Payment is $100,000. In Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year	Contract Value (3)(4)	Premium Payments	Guaranteed Minimum Death Benefit at End of Each Contract Year
0	$100,000.00	$100,000.00	$100,000.00
1	102,120.00	100,000.00	102,120.00
2	157,001.34	150,000.00(1)	157,001.34
3	155,038.82	150,000.00	155,038.82
4	141,240.36	150,000.00	150,000.00
5	137,808.04	139,851.70(2)	139,851.70

(1)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(2)
The $10,000 Partial Surrender results in a factor of 0.932344682 being applied to Premium Payments. After multiplying the factor of 0.932344682 to $150,000, the adjusted Premium Payments equal $139,851.70. The factor of 0.932344682 is derived by 1−(Partial Surrender $10,000 / Contract Value Prior to Surrender $147,808.04). The impact of the $10,000 Partial Surrender on the Minimum Guaranteed Death Benefit would be the same if a $10,000 transfer to the Personal Pension Account was made.

(3)	Does not reflect a Distribution Charge, if applicable.

APP A-15

(4)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and Partial Surrender activity.
Return of Premium I Death Benefit Examples
Example 1: Assume your initial Premium Payment is $100,000. In Contract Year 1 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you take a partial Surrender for $1,000 and in the same Contract Year you take another partial Surrender for $10,000, your Contract Value immediately following is $173,000.
Your initial value:
$100,000
Value after the subsequent Premium Payment of $50,000:
$150,000, which is the prior value increased by the amount of the subsequent Premium Payments
Value after the partial Surrender ($1,000):
$149,000, which is the prior value reduced dollar-for-dollar by the amount of the Surrender because it is within the withdrawal limit
Value after the additional partial Surrender ($10,000):
$139,674.22, which is the prior value reduced first dollar-for-dollar by the amount of the Surrender not in excess of 5% of Premium Payments ($6,500) and then proportional for the amount in excess of 5% of Premium Payments ($3,500). The proportionate reduction is determined by first determining the factor:

1 -	(excess Surrender/(Contract Value prior to the Surrender − Death Benefit withdrawal limit remaining)

1 -	($3,500/($173,000 + $10,000 − $6,500) = .980169971
Once the factor is determined the value prior to the Surrender is first reduced dollar-for-dollar by the amount of the Surrender not in excess of the Death Benefit withdrawal limit:
$149,000 − $6,500 =$142,500
This value is then multiplied by the factor:
$142,500 * .980169971 = $139,674.22
The death benefit would be the Contract Value or $173,000. You will also receive the Personal Pension Account death benefit equal to any remaining Benefit Balance.
Example 2: Same facts as above except the Benefit Balance at the time of death was equal to $100,000.
The Death Benefit would be $273,000 (Return of Premium Death Benefit = $173,000 + Personal Pension Account Death Benefit = $100,000).
Remaining Gross Premium Examples
Example 1: Illustrates a partial Surrender that is less than the AWA in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Values prior to the partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value just prior to the partial Surrender is $90,000

•	Your earnings (maximum of Contract Value − Remaining Gross Premiums, or 0) are $0

•	Your AWA (maximum of earnings or 5% of total Premium Payments subject to CDSC) is $5,000, which is 5% of total Premium Payments subject to CDSC

•	Your Remaining Gross Premiums are $100,000
Values after the partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value after the partial Surrender is $85,000

•	Your AWA is $0 for the remainder of the Contract Year because the full AWA was taken (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

•	Your Remaining Gross Premium is $100,000. The partial Surrender was equal to the AWA so the Remaining Gross Premium is not reduced

•	Your CDSC is $0, as the AWA was not exceeded
Example 2: Illustrates a partial Surrender in excess of the AWA in a down market, the non-cumulative feature of the AWA and impacts to future AWA calculations. Assume two partial Surrenders are taken in Contract Year 2, for $5,000 each. Another partial Surrender is taken in Contract year 3 for $15,000.
Values prior to the first partial Surrender:

APP A-16

•	Your total Premium Payments are $100,000

•	Your Contract Value just prior to the partial Surrender is $90,000

•	Your earnings (maximum of Contract Value − Remaining Gross Premiums, or 0) are $0

•	Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $5,000, which is 5% of total Premium Payments subject to CDSC

•	Your Remaining Gross Premiums are $100,000
Values after the first partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value after the first partial Surrender is $85,000

•	Your AWA is $0 for the remainder of the Contract Year because the full AWA was taken (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

•	Your Remaining Gross Premium is $100,000. The partial Surrender was equal to the AWA so the Remaining Gross Premium is not reduced

•	Your CDSC is $0 because the AWA was not exceeded
Values prior to the second partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value just prior to the second partial Surrender is $75,000

•	Your earnings (maximum of Contract Value − Remaining Gross Premiums, or 0) are $0

•	Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $0

•	Your Remaining Gross Premiums are $100,000
Values after the second partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value after the second partial Surrender is $70,000

•	Your AWA is $0 for the remainder of the Contract Year because the AWA has been exceeded (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

•	Your Remaining Gross Premium is $95,000, which is your prior Remaining Gross Premium reduced by the amount of the partial Surrender in excess ($5,000) of the AWA

•	The CDSC applied to this $5,000 partial Surrender is $350, which is the amount of the partial Surrender in excess of the AWA ($5,000) multiplied by 7%
Values prior to the third partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value prior to the third partial Surrender is $78,000

•	Your earnings (maximum of Contract Value − Remaining Gross Premiums, or 0) are $9,000

•	Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $5,000, which is 5% of total Premium Payments subject to CDSC

•	Your Remaining Gross Premium is $95,000
Values after the second partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value after the second partial Surrender is $68,000

•	Your AWA is $0 for the remainder of the Contract Year because the full AWA has been taken (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

•	Your Remaining Gross Premium is $85,000, which is your prior Remaining Gross Premium reduced by the amount of the partial Surrender in excess ($10,000) of the AWA

•	The CDSC applied to this $15,000 partial Surrender is $700, which is the amount of the partial Surrender in excess of the AWA ($10,000) multiplied by 7%
Example 3: Illustrates a partial Surrender in excess of the AWA in an up market, the non-cumulative feature of the AWA and impacts to future AWA calculations. Assume both partial Surrenders are taken in Contract Year 1 for $10,000 each. Another partial Surrender is taken in Contract year 3 for $15,000
Values prior to the first partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value just prior to the partial Surrender is $110,000

•	Your earnings (maximum of Contract Value − Remaining Gross Premiums, or 0) are $10,000

APP A-17

•	Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $10,000, which are your earnings

•	Your Remaining Gross Premiums are $100,000
Values after the first partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value after the first partial Surrender is $100,000

•	Your AWA is $0 for the remainder of the Contract Year because the full AWA was taken (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

•	Your Remaining Gross Premium is $100,000. The partial Surrender did not exceed the AWA so the Remaining Gross Premium is not reduced

•	Your CDSC is $0 because the AWA was not exceeded
Values prior to the second partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value prior to the second partial Surrender is $100,000

•	Your earnings (maximum of Contract Value − Remaining Gross Premiums, or 0) are $0

•	Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $0

•	Your Remaining Gross Premiums are $100,000
Values after the second partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value after the second partial Surrender is $90,000

•	Your AWA is $0 for the remainder of the Contract Year because the AWA has been exceeded (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

•	Your Remaining Gross Premium is $90,000, which is your prior Remaining Gross Premium reduced by the amount of the partial Surrender in excess ($10,000) of the AWA

•	The CDSC applied to this $10,000 partial Surrender is $700, which is the amount of the partial Surrender in excess of the AWA ($10,000) multiplied by 7%
Values prior to the third partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value prior to the third partial Surrender is $99,000

•	Your earnings (maximum of Contract Value − Remaining Gross Premiums, or 0) are $9,000

•	Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $9,000, which are your earnings

•	Your Remaining Gross Premiums are $90,000
Values after the third partial Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value after the third partial surrender is $84,000

•	Your AWA is $0 for the remainder of the Contract Year because the AWA has been exceeded (unless future earnings within the same Contract Year exceed 5% of the total Premium Payments subject to CDSC)

•	Your Remaining Gross Premium is $84,000, which is your prior Remaining Gross Premium reduced by the amount of the partial Surrender in excess ($6,000) of the AWA

•	The CDSC applied to this $15,000 partial Surrender is $420, which is the amount of the partial Surrender in excess of the AWA ($6,000) multiplied by 7%
Example 4: Illustrates a full Surrender calculation with one of two Premium Payments out of the applicable CDSC schedule. Assume two premium payments were made for $100,000 each. One payment was applied in the beginning of Contract Year 1, the second in the beginning of Contract Year 3. A full Surrender is taken in Contract Year 8.
Values prior to the full Surrender:

•	Your total Premium Payments are $200,000

•	Your Contract Value just prior to the full Surrender is $300,000

•	Your earnings (maximum of Contract Value − Remaining Gross Premiums, or 0) are $100,000

•	Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $200,000, which is the premium out of CDSC schedule ($100,000) plus your earnings

•	Your Remaining Gross Premium for the second Premium Payment (still in CDSC) is $100,000
Values after the full Surrender:

•	Your Contract Value after the full Surrender is $0

APP A-18

•	The CDSC applied to this $300,000 full Surrender is $4,000, which is the maximum of the full Surrender or Remaining Gross Premium, reduced by the AWA ($100,000) multiplied by 4%
Example 5: Illustrates a full Surrender calculation in a down market. Values prior to the full Surrender:

•	Your total Premium Payments are $100,000

•	Your Contract Value just prior to the full Surrender is $50,000

•	Your earnings (maximum of Contract Value − Remaining Gross Premiums, or 0) are $0

•	Your AWA (maximum of earnings, or 5% of total Premium Payments subject to CDSC) is $5,000, which is 5% of total Premium Payments subject to CDSC

•	Your Remaining Gross Premiums are $100,000
Values after the full Surrender:

•	Your Contract Value after the full Surrender is $0

•
The CDSC applied to this $50,000 full Surrender is $6,650, which is the maximum of the full Surrender or Remaining Gross Premium reduced by the AWA ($95,000) multiplied by 7% (using the 7-year CDSC schedule applicable to the B-Share Hartford’s Personal Retirement Manager variable annuity Contract)

APP B-1

Appendix B — Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits.

REST OF PAGE INTENTIONALLY LEFT BLANK
Hartford Life Insurance Company
B Shares

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.598	$17.460	$16.383	$14.161	$12.553	$13.013	$11.858	$11.393
Accumulation Unit Value at end of period	$18.288	$17.598	$17.460	$16.383	$14.161	$12.553	$13.013	$11.858
Number of Accumulation Units outstanding at end of period (in thousands)	37	37	37	37	37	37	3	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.635	$13.382	$14.378	$11.774	$10.362	$12.927	$12.456	$12.122
Accumulation Unit Value at end of period	$13.459	$13.635	$13.382	$14.378	$11.774	$10.362	$12.927	$12.456
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.789	$26.418	$24.370	$17.795	$15.096	$16.603	$13.181	$12.242
Accumulation Unit Value at end of period	$30.781	$24.789	$26.418	$24.370	$17.795	$15.096	$16.603	$13.181
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.398	$23.418	$21.078	$16.177	$13.998	$14.472	$12.439	$11.765
Accumulation Unit Value at end of period	$25.081	$23.398	$23.418	$21.078	$16.177	$13.998	$14.472	$12.439
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	12	12	12	8	4	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.011	$22.487	$21.314	$15.766	$13.831	$15.592	$12.188	$11.509
Accumulation Unit Value at end of period	$24.512	$22.011	$22.487	$21.314	$15.766	$13.831	$15.592	$12.188
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	11	12	10	6	2	—

APP B-2

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.927	$14.273	$13.877	$13.941	$12.710	$12.230	$11.252	$10.797
Accumulation Unit Value at end of period	$14.969	$13.927	$14.273	$13.877	$13.941	$12.710	$12.230	$11.252
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	2	2	1	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.779	$20.982	$19.898	$14.567	$13.402	$14.164	$12.263	$11.310
Accumulation Unit Value at end of period	$21.024	$21.779	$20.982	$19.898	$14.567	$13.402	$14.164	$12.263
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.634	$18.004	$17.312	$15.281	$13.644	$13.406	$11.972	$11.061
Accumulation Unit Value at end of period	$18.847	$16.634	$18.004	$17.312	$15.281	$13.644	$13.406	$11.972
Number of Accumulation Units outstanding at end of period (in thousands)	14	13	12	13	14	14	6	1
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.504	$18.275	$17.393	$13.708	$12.163	$12.612	$11.330	$10.887
Accumulation Unit Value at end of period	$19.510	$17.504	$18.275	$17.393	$13.708	$12.163	$12.612	$11.330
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	12	12	12	13	11	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.002	$20.113	$18.884	$14.821	$13.043	$13.257	$11.997	$11.474
Accumulation Unit Value at end of period	$21.921	$19.002	$20.113	$18.884	$14.821	$13.043	$13.257	$11.997
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	19	21	21	22	8	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.121	$23.098	$21.372	$16.577	$14.904	$14.145	$11.785	$11.215
Accumulation Unit Value at end of period	$25.518	$22.121	$23.098	$21.372	$16.577	$14.904	$14.145	$11.785
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	7	7	5	4	1	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.096	$24.013	$24.018	$17.733	$15.069	$15.755	$12.356	$12.164
Accumulation Unit Value at end of period	$28.608	$22.096	$24.013	$24.018	$17.733	$15.069	$15.755	$12.356
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	3	3	2	2	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.476	$24.265	$22.709	$16.539	$15.004	$15.866	$12.507	$11.581
Accumulation Unit Value at end of period	$24.301	$23.476	$24.265	$22.709	$16.539	$15.004	$15.866	$12.507
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.929	$14.579	$14.399	$14.027	$12.513	$12.273	$11.125	$10.629
Accumulation Unit Value at end of period	$14.950	$13.929	$14.579	$14.399	$14.027	$12.513	$12.273	$11.125
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	12	14	15	14	3	—

APP B-3

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.482	$22.367	$20.949	$15.138	$12.856	$14.584	$12.581	$11.724
Accumulation Unit Value at end of period	$23.605	$22.482	$22.367	$20.949	$15.138	$12.856	$14.584	$12.581
Number of Accumulation Units outstanding at end of period (in thousands)	55	59	61	65	75	79	31	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.544	$24.970	$21.600	$15.984	$13.657	$13.569	$11.958	$11.266
Accumulation Unit Value at end of period	$27.933	$26.544	$24.970	$21.600	$15.984	$13.657	$13.569	$11.958
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.553	$22.931	$20.402	$15.542	$13.751	$13.640	$12.110	$11.379
Accumulation Unit Value at end of period	$25.781	$22.553	$22.931	$20.402	$15.542	$13.751	$13.640	$12.110
Number of Accumulation Units outstanding at end of period (in thousands)	40	44	45	48	52	56	20	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.938	$21.338	$20.082	$14.808	$12.059	$14.074	$12.380	$11.691
Accumulation Unit Value at end of period	$23.269	$22.938	$21.338	$20.082	$14.808	$12.059	$14.074	$12.380
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.378	$25.525	$22.474	$16.639	$13.182	$14.538	$12.428	$11.576
Accumulation Unit Value at end of period	$28.098	$28.378	$25.525	$22.474	$16.639	$13.182	$14.538	$12.428
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	12	12	14	19	10	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.387	$18.260	$17.890	$16.894	$14.853	$14.258	$12.337	$11.125
Accumulation Unit Value at end of period	$19.766	$17.387	$18.260	$17.890	$16.894	$14.853	$14.258	$12.337
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	15	16	17	17	7	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.874	$16.647	$17.404	$14.390	$12.032	$14.057	$12.339	$11.997
Accumulation Unit Value at end of period	$17.001	$16.874	$16.647	$17.404	$14.390	$12.032	$14.057	$12.339
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	2	2	2	1	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.410	$25.633	$24.060	$16.748	$14.555	$15.137	$12.256	$11.539
Accumulation Unit Value at end of period	$23.770	$23.410	$25.633	$24.060	$16.748	$14.555	$15.137	$12.256
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.359	$13.506	$12.819	$13.061	$12.207	$11.466	$10.718	$10.512
Accumulation Unit Value at end of period	$13.890	$13.359	$13.506	$12.819	$13.061	$12.207	$11.466	$10.718
Number of Accumulation Units outstanding at end of period (in thousands)	113	120	121	126	119	115	51	1

APP B-4

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.523	$11.403	$11.146	$11.394	$11.043	$10.582	$10.247	$10.170
Accumulation Unit Value at end of period	$11.643	$11.523	$11.403	$11.146	$11.394	$11.043	$10.582	$10.247
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	7	6	6	5	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.706	$9.743	$9.782	$9.831	$9.880	$9.930	$9.979	$9.994
Accumulation Unit Value at end of period	$9.751	$9.706	$9.743	$9.782	$9.831	$9.880	$9.930	$9.979
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	11	16	2	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.960	$22.772	$20.550	$15.653	$13.447	$13.785	$12.081	$11.482
Accumulation Unit Value at end of period	$24.842	$21.960	$22.772	$20.550	$15.653	$13.447	$13.785	$12.081
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.921	$20.230	$18.852	$14.695	$12.999	$13.103	$12.053	$11.490
Accumulation Unit Value at end of period	$20.713	$18.921	$20.230	$18.852	$14.695	$12.999	$13.103	$12.053
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	5	6	4	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.477	$17.004	$17.074	$14.454	$12.604	$13.619	$12.155	$11.425
Accumulation Unit Value at end of period	$16.280	$16.477	$17.004	$17.074	$14.454	$12.604	$13.619	$12.155
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	14	15	17	13	3	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.720	$18.605	$17.950	$14.043	$12.758	$13.714	$12.114	$11.393
Accumulation Unit Value at end of period	$19.953	$17.720	$18.605	$17.950	$14.043	$12.758	$13.714	$12.114
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.477	$22.899	$22.544	$16.528	$14.615	$14.834	$11.628	$11.364
Accumulation Unit Value at end of period	$23.899	$21.477	$22.899	$22.544	$16.528	$14.615	$14.834	$11.628
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	5	5	6	6	1	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.472	$15.792	$15.210	$14.131	$12.620	$12.151	$10.873	$10.520
Accumulation Unit Value at end of period	$17.263	$15.472	$15.792	$15.210	$14.131	$12.620	$12.151	$10.873
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	3	3	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.634	$19.395	$18.193	$13.468	$12.241	$12.880	$10.876	$10.797
Accumulation Unit Value at end of period	$21.460	$18.634	$19.395	$18.193	$13.468	$12.241	$12.880	$10.876
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	14	15	17	14	4	—

APP B-5

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.865	$18.483	$17.255	$12.761	$11.442	$12.244	$10.480	$10.668
Accumulation Unit Value at end of period	$20.817	$17.865	$18.483	$17.255	$12.761	$11.442	$12.244	$10.480
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	1	1	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.521	$23.904	$22.104	$16.275	$13.971	$14.120	$12.337	$11.407
Accumulation Unit Value at end of period	$25.947	$25.521	$23.904	$22.104	$16.275	$13.971	$14.120	$12.337
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	3	4	2	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.981	$22.102	$20.063	$15.306	$12.945	$13.332	$12.084	$11.402
Accumulation Unit Value at end of period	$23.690	$21.981	$22.102	$20.063	$15.306	$12.945	$13.332	$12.084
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.246	$13.391	$12.742	$12.973	$12.179	$11.495	$10.776	$10.569
Accumulation Unit Value at end of period	$13.709	$13.246	$13.391	$12.742	$12.973	$12.179	$11.495	$10.776
Number of Accumulation Units outstanding at end of period (in thousands)	49	56	60	69	68	64	31	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.281	$17.469	$16.221	$13.729	$12.438	$12.305	$11.280	$10.911
Accumulation Unit Value at end of period	$18.711	$17.281	$17.469	$16.221	$13.729	$12.438	$12.305	$11.280
Number of Accumulation Units outstanding at end of period (in thousands)	61	62	62	64	65	64	11	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.687	$22.001	$20.065	$14.872	$12.898	$13.023	$11.768	$11.180
Accumulation Unit Value at end of period	$24.552	$21.687	$22.001	$20.065	$14.872	$12.898	$13.023	$11.768
Number of Accumulation Units outstanding at end of period (in thousands)	24	29	27	32	36	26	10	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.968	$23.807	$21.238	$16.119	$13.579	$13.390	$11.950	$11.535
Accumulation Unit Value at end of period	$25.971	$22.968	$23.807	$21.238	$16.119	$13.579	$13.390	$11.950
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.808	$24.460	$21.580	$16.051	$13.807	$13.871	$12.237	$11.532
Accumulation Unit Value at end of period	$26.544	$23.808	$24.460	$21.580	$16.051	$13.807	$13.871	$12.237
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.122	$15.204	$17.211	$14.079	$11.977	$13.486	$12.505	$12.045
Accumulation Unit Value at end of period	$15.048	$14.122	$15.204	$17.211	$14.079	$11.977	$13.486	$12.505
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	15	14	15	12	3	—

APP B-6

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.730	$14.433	$14.263	$14.118	$12.342	$12.523	$11.013	$10.491
Accumulation Unit Value at end of period	$14.054	$13.730	$14.433	$14.263	$14.118	$12.342	$12.523	$11.013
Number of Accumulation Units outstanding at end of period (in thousands)	23	24	31	33	33	30	10	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.199	$18.496	$19.140	$14.725	$12.228	$13.235	$12.395	$11.810
Accumulation Unit Value at end of period	$18.734	$17.199	$18.496	$19.140	$14.725	$12.228	$13.235	$12.395
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	12	11	11	9	3	—

		As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Catalyst Dividend Capture VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.818	$21.582	$19.689	$16.495	$14.872	$13.960	$12.187	$11.503
Accumulation Unit Value at end of period	$22.157	$20.818	$21.582	$19.689	$16.495	$14.872	$13.960	$12.187
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	5	3	3	1	—
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.508	$15.063	$13.763	$11.548	$10.427	$10.217	$—	$—
Accumulation Unit Value at end of period	$15.419	$14.508	$15.063	$13.763	$11.548	$10.427	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	58	181	137	5	—	—	—
Catalyst Insider Buying VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.271	$24.111	$24.742	$18.849	$15.448	$15.669	$12.150	$11.686
Accumulation Unit Value at end of period	$24.599	$22.271	$24.111	$24.742	$18.849	$15.448	$15.669	$12.150
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	3	3	3	2	—
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.468	$15.687	$16.122	$12.300	$10.096	$10.300	$—	$—
Accumulation Unit Value at end of period	$15.956	$14.468	$15.687	$16.122	$12.300	$10.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	9	8	9	—	—	—

APP B-7

		As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010
Wells Fargo VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.701	$15.425	$16.370	$13.717	$12.127	$13.975	$—
Accumulation Unit Value at end of period	$16.131	$15.701	$15.425	$16.370	$13.717	$12.127	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Wells Fargo VT Opportunity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.813	$17.393	$15.790	$12.115	$10.514	$10.000	$—
Accumulation Unit Value at end of period	$18.824	$16.813	$17.393	$15.790	$12.115	$10.514	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	9	12	14	14	—
Wells Fargo VT Small Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.662	$19.263	$19.689	$13.143	$12.218	$12.837	$10.000
Accumulation Unit Value at end of period	$20.074	$18.662	$19.263	$19.689	$13.143	$12.218	$12.837
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

C Shares

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.737	$12.745	$12.061	$10.514	$9.399	$9.827	$9.031	$7.355
Accumulation Unit Value at end of period	$13.124	$12.737	$12.745	$12.061	$10.514	$9.399	$9.827	$9.031
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	1	—	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.085	$7.013	$7.599	$6.276	$5.570	$7.008	$6.811	$5.138
Accumulation Unit Value at end of period	$6.934	$7.085	$7.013	$7.599	$6.276	$5.570	$7.008	$6.811
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.832	$18.091	$16.831	$12.395	$10.604	$11.763	$9.418	$6.692
Accumulation Unit Value at end of period	$20.723	$16.832	$18.091	$16.831	$12.395	$10.604	$11.763	$9.418
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.175	$15.318	$13.906	$10.763	$9.393	$9.794	$8.490	$6.352
Accumulation Unit Value at end of period	$16.129	$15.175	$15.318	$13.906	$10.763	$9.393	$9.794	$8.490
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	2	2
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.224	$15.686	$14.995	$11.186	$9.897	$11.253	$8.871	$6.434
Accumulation Unit Value at end of period	$16.810	$15.224	$15.686	$14.995	$11.186	$9.897	$11.253	$8.871
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits

APP B-8

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Accumulation Unit Value at beginning of period	$13.178	$13.621	$13.355	$13.532	$12.443	$12.074	$11.204	$10.778
Accumulation Unit Value at end of period	$14.044	$13.178	$13.621	$13.355	$13.532	$12.443	$12.074	$11.204
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.608	$20.024	$19.151	$14.140	$13.120	$13.985	$12.211	$11.290
Accumulation Unit Value at end of period	$19.725	$20.608	$20.024	$19.151	$14.140	$13.120	$13.985	$12.211
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.740	$17.182	$16.662	$14.833	$13.357	$13.236	$11.920	$11.041
Accumulation Unit Value at end of period	$17.682	$15.740	$17.182	$16.662	$14.833	$13.357	$13.236	$11.920
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.562	$17.440	$16.740	$13.305	$11.907	$12.452	$11.281	$10.868
Accumulation Unit Value at end of period	$18.304	$16.562	$17.440	$16.740	$13.305	$11.907	$12.452	$11.281
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.980	$19.194	$18.175	$14.386	$12.769	$13.089	$11.946	$11.454
Accumulation Unit Value at end of period	$20.567	$17.980	$19.194	$18.175	$14.386	$12.769	$13.089	$11.946
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

APP B-9

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.931	$22.043	$20.570	$16.091	$14.590	$13.965	$11.735	$11.196
Accumulation Unit Value at end of period	$23.941	$20.931	$22.043	$20.570	$16.091	$14.590	$13.965	$11.735
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.908	$22.915	$23.117	$17.213	$14.752	$15.555	$12.304	$12.142
Accumulation Unit Value at end of period	$26.841	$20.908	$22.915	$23.117	$17.213	$14.752	$15.555	$12.304
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.213	$23.157	$21.856	$16.054	$14.688	$15.665	$12.453	$11.560
Accumulation Unit Value at end of period	$22.800	$22.213	$23.157	$21.856	$16.054	$14.688	$15.665	$12.453
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.180	$13.913	$13.859	$13.616	$12.249	$12.117	$11.077	$10.611
Accumulation Unit Value at end of period	$14.026	$13.180	$13.913	$13.859	$13.616	$12.249	$12.117	$11.077
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.246	$14.294	$13.502	$9.840	$8.428	$9.642	$8.389	$5.837
Accumulation Unit Value at end of period	$14.831	$14.246	$14.294	$13.502	$9.840	$8.428	$9.642	$8.389
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	5	5	5	5
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.866	$16.950	$14.787	$11.036	$9.510	$9.529	$8.469	$6.832
Accumulation Unit Value at end of period	$18.641	$17.866	$16.950	$14.787	$11.036	$9.510	$9.529	$8.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.574	$15.971	$14.331	$11.010	$9.825	$9.829	$8.800	$7.154
Accumulation Unit Value at end of period	$17.653	$15.574	$15.971	$14.331	$11.010	$9.825	$9.829	$8.800
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	3	1
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.688	$11.903	$11.298	$8.402	$6.901	$8.123	$7.206	$5.385
Accumulation Unit Value at end of period	$12.762	$12.688	$11.903	$11.298	$8.402	$6.901	$8.123	$7.206
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

APP B-10

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.786	$15.227	$13.521	$10.096	$8.067	$8.973	$7.736	$6.050
Accumulation Unit Value at end of period	$16.479	$16.786	$15.227	$13.521	$10.096	$8.067	$8.973	$7.736
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.200	$16.099	$15.908	$15.150	$13.433	$13.005	$11.349	$7.645
Accumulation Unit Value at end of period	$17.133	$15.200	$16.099	$15.908	$15.150	$13.433	$13.005	$11.349
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.687	$10.632	$11.211	$9.349	$7.884	$9.289	$8.224	$6.246
Accumulation Unit Value at end of period	$10.676	$10.687	$10.632	$11.211	$9.349	$7.884	$9.289	$8.224
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.417	$17.025	$16.116	$11.314	$9.917	$10.401	$8.493	$6.658
Accumulation Unit Value at end of period	$15.521	$15.417	$17.025	$16.116	$11.314	$9.917	$10.401	$8.493
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.126	$12.363	$11.835	$12.161	$11.463	$10.859	$10.238	$9.022
Accumulation Unit Value at end of period	$12.501	$12.126	$12.363	$11.835	$12.161	$11.463	$10.859	$10.238
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	5	20	22	8	8
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.482	$10.461	$10.313	$10.632	$10.392	$10.044	$9.808	$9.617
Accumulation Unit Value at end of period	$10.501	$10.482	$10.461	$10.313	$10.632	$10.392	$10.044	$9.808
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	4	4	4
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.074	$1.088	$1.101	$1.116	$1.132	$1.147	$1.162	$1.177
Accumulation Unit Value at end of period	$1.070	$1.074	$1.088	$1.101	$1.116	$1.132	$1.147	$1.162
Number of Accumulation Units outstanding at end of period (in thousands)	8,785	10,247	13,289	17,307	28,705	32,805	32,340	44,764
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.032	$15.721	$14.309	$10.992	$9.524	$9.846	$8.703	$7.093
Accumulation Unit Value at end of period	$16.862	$15.032	$15.721	$14.309	$10.992	$9.524	$9.846	$8.703
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.694	$14.767	$13.879	$10.910	$9.733	$9.895	$9.180	$7.270
Accumulation Unit Value at end of period	$14.864	$13.694	$14.767	$13.879	$10.910	$9.733	$9.895	$9.180
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

APP B-11

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.986	$11.434	$11.579	$9.886	$8.694	$9.475	$8.528	$6.407
Accumulation Unit Value at end of period	$10.763	$10.986	$11.434	$11.579	$9.886	$8.694	$9.475	$8.528
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.767	$17.755	$17.276	$13.631	$12.490	$13.540	$12.062	$11.373
Accumulation Unit Value at end of period	$18.720	$16.767	$17.755	$17.276	$13.631	$12.490	$13.540	$12.062
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.792	$16.982	$16.861	$12.467	$11.118	$11.381	$8.997	$7.543
Accumulation Unit Value at end of period	$17.425	$15.792	$16.982	$16.861	$12.467	$11.118	$11.381	$8.997
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.942	$15.381	$14.941	$13.999	$12.609	$12.244	$11.050	$8.339
Accumulation Unit Value at end of period	$16.531	$14.942	$15.381	$14.941	$13.999	$12.609	$12.244	$11.050
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.657	$18.535	$17.535	$13.092	$12.000	$12.735	$10.844	$10.784
Accumulation Unit Value at end of period	$20.163	$17.657	$18.535	$17.535	$13.092	$12.000	$12.735	$10.844
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.132	$13.703	$12.902	$9.623	$8.702	$9.391	$8.107	$6.911
Accumulation Unit Value at end of period	$15.173	$13.132	$13.703	$12.902	$9.623	$8.702	$9.391	$8.107
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.071	$17.070	$15.920	$11.822	$10.235	$10.432	$9.193	$6.785
Accumulation Unit Value at end of period	$18.217	$18.071	$17.070	$15.920	$11.822	$10.235	$10.432	$9.193
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.383	$15.599	$14.282	$10.988	$9.372	$9.735	$8.899	$7.127
Accumulation Unit Value at end of period	$16.439	$15.383	$15.599	$14.282	$10.988	$9.372	$9.735	$8.899
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.771	$13.021	$12.495	$12.831	$12.148	$11.564	$10.933	$9.561
Accumulation Unit Value at end of period	$13.105	$12.771	$13.021	$12.495	$12.831	$12.148	$11.564	$10.933
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

APP B-12

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.583	$13.848	$12.968	$11.070	$10.115	$10.092	$9.330	$8.033
Accumulation Unit Value at end of period	$14.582	$13.583	$13.848	$12.968	$11.070	$10.115	$10.092	$9.330
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.383	$15.739	$14.476	$10.821	$9.465	$9.638	$8.784	$7.271
Accumulation Unit Value at end of period	$17.267	$15.383	$15.739	$14.476	$10.821	$9.465	$9.638	$8.784
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	4	4	4	4
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.733	$22.720	$20.441	$15.647	$13.293	$13.220	$11.899	$11.514
Accumulation Unit Value at end of period	$24.367	$21.733	$22.720	$20.441	$15.647	$13.293	$13.220	$11.899
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.528	$23.343	$20.770	$15.580	$13.517	$13.695	$12.185	$11.511
Accumulation Unit Value at end of period	$24.905	$22.528	$23.343	$20.770	$15.580	$13.517	$13.695	$12.185
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.363	$14.509	$16.565	$13.666	$11.725	$13.315	$12.452	$12.023
Accumulation Unit Value at end of period	$14.118	$13.363	$14.509	$16.565	$13.666	$11.725	$13.315	$12.452
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.992	$13.773	$13.728	$13.704	$12.082	$12.364	$10.966	$10.472
Accumulation Unit Value at end of period	$13.185	$12.992	$13.773	$13.728	$13.704	$12.082	$12.364	$10.966
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.275	$17.651	$18.422	$14.293	$11.971	$13.067	$12.342	$11.789
Accumulation Unit Value at end of period	$17.576	$16.275	$17.651	$18.422	$14.293	$11.971	$13.067	$12.342
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

I Shares

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.828	$17.654	$16.531	$14.260	$12.616	$13.053	$11.870	$11.397
Accumulation Unit Value at end of period	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$13.053	$11.870
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

APP B-13

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.814	$13.530	$14.508	$11.857	$10.414	$12.966	$12.469	$12.127
Accumulation Unit Value at end of period	$13.663	$13.814	$13.530	$14.508	$11.857	$10.414	$12.966	$12.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.114	$26.710	$24.590	$17.920	$15.172	$16.653	$13.195	$12.248
Accumulation Unit Value at end of period	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$16.653	$13.195
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.704	$23.677	$21.269	$16.291	$14.069	$14.515	$12.451	$11.770
Accumulation Unit Value at end of period	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$14.515	$12.451
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.299	$22.736	$21.507	$15.877	$13.900	$15.639	$12.201	$11.514
Accumulation Unit Value at end of period	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$15.639	$12.201
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.109	$14.431	$14.002	$14.039	$12.774	$12.266	$11.263	$10.801
Accumulation Unit Value at end of period	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$12.266	$11.263
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.064	$21.214	$20.078	$14.670	$13.469	$14.207	$12.275	$11.315
Accumulation Unit Value at end of period	$21.342	$22.064	$21.214	$20.078	$14.670	$13.469	$14.207	$12.275
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.852	$18.203	$17.468	$15.389	$13.712	$13.446	$11.984	$11.065
Accumulation Unit Value at end of period	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$13.446	$11.984
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.733	$18.477	$17.551	$13.804	$12.224	$12.650	$11.341	$10.891
Accumulation Unit Value at end of period	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$12.650	$11.341
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.251	$20.335	$19.055	$14.925	$13.109	$13.297	$12.009	$11.479
Accumulation Unit Value at end of period	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$13.297	$12.009
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—

APP B-14

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.410	$23.353	$21.565	$16.693	$14.978	$14.187	$11.797	$11.220
Accumulation Unit Value at end of period	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$14.187	$11.797
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.385	$24.278	$24.235	$17.857	$15.145	$15.802	$12.369	$12.169
Accumulation Unit Value at end of period	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$15.802	$12.369
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.783	$24.534	$22.914	$16.655	$15.079	$15.914	$12.519	$11.586
Accumulation Unit Value at end of period	$24.669	$23.783	$24.534	$22.914	$16.655	$15.079	$15.914	$12.519
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.112	$14.740	$14.530	$14.126	$12.575	$12.310	$11.136	$10.634
Accumulation Unit Value at end of period	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$12.310	$11.136
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.776	$22.615	$21.138	$15.245	$12.921	$14.628	$12.594	$11.729
Accumulation Unit Value at end of period	$23.962	$22.776	$22.615	$21.138	$15.245	$12.921	$14.628	$12.594
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.891	$25.247	$21.796	$16.096	$13.726	$13.610	$11.970	$11.270
Accumulation Unit Value at end of period	$28.355	$26.891	$25.247	$21.796	$16.096	$13.726	$13.610	$11.970
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.848	$23.185	$20.586	$15.652	$13.820	$13.681	$12.122	$11.384
Accumulation Unit Value at end of period	$26.170	$22.848	$23.185	$20.586	$15.652	$13.820	$13.681	$12.122
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.238	$21.574	$20.263	$14.912	$12.120	$14.116	$12.393	$11.696
Accumulation Unit Value at end of period	$23.621	$23.238	$21.574	$20.263	$14.912	$12.120	$14.116	$12.393
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.749	$25.807	$22.677	$16.756	$13.248	$14.582	$12.440	$11.581
Accumulation Unit Value at end of period	$28.523	$28.749	$25.807	$22.677	$16.756	$13.248	$14.582	$12.440
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

APP B-15

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.615	$18.462	$18.052	$17.012	$14.927	$14.301	$12.349	$11.130
Accumulation Unit Value at end of period	$20.064	$17.615	$18.462	$18.052	$17.012	$14.927	$14.301	$12.349
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.095	$16.831	$17.562	$14.491	$12.093	$14.099	$12.352	$12.002
Accumulation Unit Value at end of period	$17.258	$17.095	$16.831	$17.562	$14.491	$12.093	$14.099	$12.352
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.717	$25.916	$24.278	$16.866	$14.629	$15.183	$12.268	$11.544
Accumulation Unit Value at end of period	$24.129	$23.717	$25.916	$24.278	$16.866	$14.629	$15.183	$12.268
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.534	$13.655	$12.935	$13.153	$12.268	$11.501	$10.729	$10.516
Accumulation Unit Value at end of period	$14.100	$13.534	$13.655	$12.935	$13.153	$12.268	$11.501	$10.729
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.674	$11.529	$11.247	$11.474	$11.098	$10.614	$10.257	$10.175
Accumulation Unit Value at end of period	$11.819	$11.674	$11.529	$11.247	$11.474	$11.098	$10.614	$10.257
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.834	$9.851	$9.870	$9.900	$9.930	$9.959	$9.989	$9.998
Accumulation Unit Value at end of period	$9.899	$9.834	$9.851	$9.870	$9.900	$9.930	$9.959	$9.989
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.247	$23.024	$20.736	$15.763	$13.515	$13.826	$12.094	$11.487
Accumulation Unit Value at end of period	$25.218	$22.247	$23.024	$20.736	$15.763	$13.515	$13.826	$12.094
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
HIMCO VIT American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.759	$19.600	$18.751	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.495	$19.759	$19.600	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.546	$23.386	$21.881	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.628	$22.546	$23.386	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	—	—

APP B-16

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.576	$12.621	$12.628	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.871	$12.576	$12.621	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.364	$11.922	$12.261	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.602	$11.364	$11.922	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.410	$19.793	$18.759	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.709	$19.410	$19.793	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
HIMCO VIT American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.142	$19.894	$18.795	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.110	$21.142	$19.894	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.746	$18.807	$17.809	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.002	$18.746	$18.807	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.009	$22.611	$21.034	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.116	$24.009	$22.611	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.566	$22.367	$20.961	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.021	$22.566	$22.367	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.701	$15.494	$15.207	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.137	$14.701	$15.494	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	—	—	—	—	—
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.233	$14.797	$15.303	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.884	$14.233	$14.797	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—

APP B-17

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.105	$23.981	$22.121	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.758	$24.105	$23.981	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.374	$12.982	$12.318	$12.182	$11.043	$10.362	$—	$—
Accumulation Unit Value at end of period	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.169	$20.454	$19.023	$14.798	$13.064	$13.142	$12.066	$11.494
Accumulation Unit Value at end of period	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$13.142	$12.066
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.927	$9.956	$9.984	$9.997	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.907	$9.927	$9.956	$9.984	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.693	$17.192	$17.228	$14.556	$12.667	$13.660	$12.167	$11.430
Accumulation Unit Value at end of period	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$13.660	$12.167
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	—	—	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.952	$18.811	$18.112	$14.142	$12.822	$13.756	$12.126	$11.398
Accumulation Unit Value at end of period	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$13.756	$12.126
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.758	$23.152	$22.747	$16.644	$14.688	$14.878	$11.639	$11.369
Accumulation Unit Value at end of period	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$14.878	$11.639
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.670	$15.961	$15.342	$14.226	$12.679	$12.183	$10.880	$10.523
Accumulation Unit Value at end of period	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$12.183	$10.880
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.872	$19.603	$18.352	$13.558	$12.298	$12.915	$10.883	$10.800
Accumulation Unit Value at end of period	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$12.915	$10.883
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

APP B-18

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.092	$18.682	$17.406	$12.846	$11.495	$12.276	$10.487	$10.670
Accumulation Unit Value at end of period	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$12.276	$10.487
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.855	$24.168	$22.304	$16.389	$14.041	$14.162	$12.349	$11.411
Accumulation Unit Value at end of period	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$14.162	$12.349
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.269	$22.346	$20.245	$15.414	$13.010	$13.372	$12.096	$11.407
Accumulation Unit Value at end of period	$24.048	$22.269	$22.346	$20.245	$15.414	$13.010	$13.372	$12.096
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.420	$13.539	$12.857	$13.064	$12.240	$11.530	$10.787	$10.574
Accumulation Unit Value at end of period	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$11.530	$10.787
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.507	$17.662	$16.367	$13.826	$12.500	$12.342	$11.292	$10.916
Accumulation Unit Value at end of period	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$12.342	$11.292
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.971	$22.245	$20.246	$14.976	$12.962	$13.062	$11.780	$11.185
Accumulation Unit Value at end of period	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$13.062	$11.780
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.269	$24.071	$21.430	$16.233	$13.647	$13.430	$11.962	$11.540
Accumulation Unit Value at end of period	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$13.430	$11.962
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.160	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.556	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.120	$24.731	$21.775	$16.164	$13.877	$13.912	$12.249	$11.537
Accumulation Unit Value at end of period	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$13.912	$12.249
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

APP B-19

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.307	$15.372	$17.367	$14.178	$12.037	$13.526	$12.518	$12.050
Accumulation Unit Value at end of period	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$13.526	$12.518
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	—	—	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.910	$14.592	$14.392	$14.217	$12.404	$12.561	$11.024	$10.495
Accumulation Unit Value at end of period	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$12.561	$11.024
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.425	$18.701	$19.313	$14.829	$12.290	$13.275	$12.407	$11.815
Accumulation Unit Value at end of period	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$13.275	$12.407
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

L Shares

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.577	$13.599	$12.882	$11.241	$10.059	$10.528	$10.297	0
Accumulation Unit Value at end of period	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$10.528	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.691	$10.593	$11.490	$9.499	$8.439	$10.629	$10.441	0
Accumulation Unit Value at end of period	$10.453	$10.691	$10.593	$11.490	$9.499	$8.439	$10.629	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.269	$17.504	$16.301	$12.016	$10.291	$11.427	$10.538	0
Accumulation Unit Value at end of period	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$11.427	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.239	$17.418	$15.828	$12.263	$10.713	$11.181	$10.520	0
Accumulation Unit Value at end of period	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$11.181	0
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	19	21	26	3	—	0
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.655	$15.115	$14.463	$10.800	$9.565	$10.887	$10.551	0
Accumulation Unit Value at end of period	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$10.887	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	2	1	1	—	—	0

APP B-20

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.854	$11.230	$11.023	$11.180	$10.290	$9.995	$10.048	0
Accumulation Unit Value at end of period	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$9.995	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	2	—	—	—	—	0
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.100	$15.660	$14.992	$11.081	$10.291	$10.981	$10.382	0
Accumulation Unit Value at end of period	$15.395	$16.100	$15.660	$14.992	$11.081	$10.291	$10.981	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.374	$13.520	$13.124	$11.696	$10.542	$10.457	$10.260	0
Accumulation Unit Value at end of period	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$10.457	0
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	0
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.839	$14.587	$14.016	$11.151	$9.989	$10.456	$10.326	0
Accumulation Unit Value at end of period	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$10.456	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.564	$15.563	$14.751	$11.688	$10.384	$10.655	$10.342	0
Accumulation Unit Value at end of period	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$10.655	0
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	19	20	23	—	—	0
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.102	$16.974	$15.856	$12.416	$11.269	$10.797	$10.340	0
Accumulation Unit Value at end of period	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$10.797	0
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	9	10	11	—	—	0
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.682	$17.205	$17.373	$12.949	$11.109	$11.725	$10.775	0
Accumulation Unit Value at end of period	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$11.725	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—	0
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.102	$16.803	$15.875	$11.672	$10.690	$11.412	$10.538	0
Accumulation Unit Value at end of period	$16.511	$16.102	$16.803	$15.875	$11.672	$10.690	$11.412	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.910	$11.528	$11.495	$11.305	$10.180	$10.081	$10.052	0
Accumulation Unit Value at end of period	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$10.081	0
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	0

APP B-21

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.548	$16.621	$15.715	$11.465	$9.829	$11.257	$10.681	0
Accumulation Unit Value at end of period	$17.211	$16.548	$16.621	$15.715	$11.465	$9.829	$11.257	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.646	$19.607	$17.123	$12.791	$11.034	$11.067	$10.566	0
Accumulation Unit Value at end of period	$21.520	$20.646	$19.607	$17.123	$12.791	$11.034	$11.067	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.250	$17.706	$15.904	$12.231	$10.925	$10.941	$10.394	0
Accumulation Unit Value at end of period	$19.532	$17.250	$17.706	$15.904	$12.231	$10.925	$10.941	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.356	$16.299	$15.486	$11.528	$9.478	$11.167	$10.738	0
Accumulation Unit Value at end of period	$17.440	$17.356	$16.299	$15.486	$11.528	$9.478	$11.167	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.132	$19.189	$17.056	$12.749	$10.196	$11.352	$10.715	0
Accumulation Unit Value at end of period	$20.726	$21.132	$19.189	$17.056	$12.749	$10.196	$11.352	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.052	$12.778	$12.639	$12.049	$10.694	$10.364	$10.279	0
Accumulation Unit Value at end of period	$13.571	$12.052	$12.778	$12.639	$12.049	$10.694	$10.364	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.246	$12.197	$12.873	$10.746	$9.071	$10.698	$10.486	0
Accumulation Unit Value at end of period	$12.222	$12.246	$12.197	$12.873	$10.746	$9.071	$10.698	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.030	$18.825	$17.838	$12.536	$10.999	$11.547	$10.600	0
Accumulation Unit Value at end of period	$17.128	$17.030	$18.825	$17.838	$12.536	$10.999	$11.547	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.995	$11.221	$10.752	$11.060	$10.435	$9.896	$9.937	0
Accumulation Unit Value at end of period	$11.323	$10.995	$11.221	$10.752	$11.060	$10.435	$9.896	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0

APP B-22

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.123	$10.113	$9.980	$10.299	$10.077	$9.749	$9.911	0
Accumulation Unit Value at end of period	$10.131	$10.123	$10.113	$9.980	$10.299	$10.077	$9.749	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.288	$9.411	$9.539	$9.679	$9.820	$9.964	$9.982	0
Accumulation Unit Value at end of period	$9.242	$9.288	$9.411	$9.539	$9.679	$9.820	$9.964	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.904	$17.697	$16.123	$12.398	$10.753	$11.127	$10.440	0
Accumulation Unit Value at end of period	$18.943	$16.904	$17.697	$16.123	$12.398	$10.753	$11.127	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
HIMCO VIT American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.400	$15.452	$14.817	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$16.561	$15.400	$15.452	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.662	$17.483	$16.395	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$19.454	$16.662	$17.483	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	6	—	—	—	—	0
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.395	$10.553	$10.583	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$10.517	$10.395	$10.553	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.411	$9.987	$10.294	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$9.498	$9.411	$9.987	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.067	$14.510	$13.784	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$14.837	$14.067	$14.510	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
HIMCO VIT American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.578	$14.828	$14.041	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$15.377	$15.578	$14.828	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0

APP B-23

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.565	$12.752	$12.103	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$12.591	$12.565	$12.752	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.421	$16.596	$15.474	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$18.733	$17.421	$16.596	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	13	29	30	—	—	—	—	0
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.298	$17.344	$16.290	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$18.960	$17.298	$17.344	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	7	17	15	—	—	—	—	0
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.967	$11.693	$11.502	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$11.163	$10.967	$11.693	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	6	14	11	—	—	—	—	0
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.723	$10.225	$10.599	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$10.051	$9.723	$10.225	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.012	$18.126	$16.758	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$19.765	$18.012	$18.126	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	18	186	214	—	—	—	—	0
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.710	$12.428	$11.929	$11.934	$10.943	$10.348	$—	0
Accumulation Unit Value at end of period	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.959	$16.147	$15.191	$11.954	$10.675	$10.863	$10.355	0
Accumulation Unit Value at end of period	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$10.863	0
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	4	1	—	0
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.636	$9.775	$9.917	$9.982	$—	$—	$—	0
Accumulation Unit Value at end of period	$9.506	$9.636	$9.775	$9.917	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0

APP B-24

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.349	$12.866	$13.042	$11.146	$9.812	$10.704	$10.458	0
Accumulation Unit Value at end of period	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$10.704	0
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	18	18	21	9	—	0
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.437	$14.243	$13.872	$10.956	$10.049	$10.905	$10.400	0
Accumulation Unit Value at end of period	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$10.905	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.021	$17.246	$17.140	$12.686	$11.324	$11.604	$10.611	0
Accumulation Unit Value at end of period	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$11.604	0
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	0
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.444	$12.822	$12.467	$11.693	$10.543	$10.248	$10.209	0
Accumulation Unit Value at end of period	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$10.248	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.572	$16.363	$15.496	$11.581	$10.625	$11.287	$10.665	0
Accumulation Unit Value at end of period	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$11.287	0
Number of Accumulation Units outstanding at end of period (in thousands)	8	15	16	18	23	15	—	0
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.668	$16.366	$15.424	$11.516	$10.424	$11.261	$10.600	0
Accumulation Unit Value at end of period	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$11.261	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.332	$18.280	$17.065	$12.685	$10.993	$11.216	$10.593	0
Accumulation Unit Value at end of period	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$11.216	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.200	$17.459	$16.000	$12.323	$10.521	$10.940	$10.476	0
Accumulation Unit Value at end of period	$18.362	$17.200	$17.459	$16.000	$12.323	$10.521	$10.940	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.854	$11.077	$10.641	$10.937	$10.365	$9.877	$9.950	0
Accumulation Unit Value at end of period	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$9.877	0
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	3	3	1	—	0

APP B-25

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.042	$14.330	$13.433	$11.479	$10.498	$10.486	$10.243	0
Accumulation Unit Value at end of period	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$10.486	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.292	$17.710	$16.305	$12.200	$10.682	$10.889	$10.441	0
Accumulation Unit Value at end of period	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$10.889	0
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	22	23	28	3	—	0
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.867	$18.697	$16.838	$12.902	$10.972	$10.923	$10.430	0
Accumulation Unit Value at end of period	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$10.923	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	3	—	—	—	—	0
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.146	$—	$—	$—	$—	$—	$—	0
Accumulation Unit Value at end of period	$10.486	$—	$—	$—	$—	$—	$—	0
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	—	—	0
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.139	$18.813	$16.756	$12.582	$10.927	$11.082	$10.520	0
Accumulation Unit Value at end of period	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$11.082	0
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	0
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.667	$11.593	$13.249	$10.941	$9.397	$10.682	$10.493	0
Accumulation Unit Value at end of period	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$10.682	0
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	12	12	14	2	—	0
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.507	$11.150	$11.125	$11.116	$9.810	$10.050	$9.982	0
Accumulation Unit Value at end of period	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$10.050	0
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	0
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.241	$14.375	$15.018	$11.664	$9.778	$10.685	$10.415	0
Accumulation Unit Value at end of period	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$10.685	0
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	20	20	23	1	—	0
(a) Inception date July 15, 2016.
Hartford Life and Annuity Insurance Company
B Shares

APP B-26

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.598	$17.460	$16.383	$14.161	$12.553	$13.013	$11.858	$11.393
Accumulation Unit Value at end of period	$18.288	$17.598	$17.460	$16.383	$14.161	$12.553	$13.013	$11.858
Number of Accumulation Units outstanding at end of period (in thousands)	30	28	36	37	34	35	20	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.635	$13.382	$14.378	$11.774	$10.362	$12.927	$12.456	$12.122
Accumulation Unit Value at end of period	$13.459	$13.635	$13.382	$14.378	$11.774	$10.362	$12.927	$12.456
Number of Accumulation Units outstanding at end of period (in thousands)	31	34	27	31	29	39	24	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.789	$26.418	$24.370	$17.795	$15.096	$16.603	$13.181	$12.242
Accumulation Unit Value at end of period	$30.781	$24.789	$26.418	$24.370	$17.795	$15.096	$16.603	$13.181
Number of Accumulation Units outstanding at end of period (in thousands)	29	39	55	51	39	43	20	1
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.398	$23.418	$21.078	$16.177	$13.998	$14.472	$12.439	$11.765
Accumulation Unit Value at end of period	$25.081	$23.398	$23.418	$21.078	$16.177	$13.998	$14.472	$12.439
Number of Accumulation Units outstanding at end of period (in thousands)	129	148	170	148	162	161	66	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.011	$22.487	$21.314	$15.766	$13.831	$15.592	$12.188	$11.509
Accumulation Unit Value at end of period	$24.512	$22.011	$22.487	$21.314	$15.766	$13.831	$15.592	$12.188
Number of Accumulation Units outstanding at end of period (in thousands)	108	137	138	166	169	174	86	1
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.927	$14.273	$13.877	$13.941	$12.710	$12.230	$11.252	$10.797
Accumulation Unit Value at end of period	$14.969	$13.927	$14.273	$13.877	$13.941	$12.710	$12.230	$11.252
Number of Accumulation Units outstanding at end of period (in thousands)	39	40	42	42	42	41	11	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.779	$20.982	$19.898	$14.567	$13.402	$14.164	$12.263	$11.310
Accumulation Unit Value at end of period	$21.024	$21.779	$20.982	$19.898	$14.567	$13.402	$14.164	$12.263
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	6	6	8	7	3	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.634	$18.004	$17.312	$15.281	$13.644	$13.406	$11.972	$11.061
Accumulation Unit Value at end of period	$18.847	$16.634	$18.004	$17.312	$15.281	$13.644	$13.406	$11.972
Number of Accumulation Units outstanding at end of period (in thousands)	249	266	272	274	280	276	223	2
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.504	$18.275	$17.393	$13.708	$12.163	$12.612	$11.330	$10.887
Accumulation Unit Value at end of period	$19.510	$17.504	$18.275	$17.393	$13.708	$12.163	$12.612	$11.330
Number of Accumulation Units outstanding at end of period (in thousands)	96	119	124	132	138	143	75	2

APP B-27

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.002	$20.113	$18.884	$14.821	$13.043	$13.257	$11.997	$11.474
Accumulation Unit Value at end of period	$21.921	$19.002	$20.113	$18.884	$14.821	$13.043	$13.257	$11.997
Number of Accumulation Units outstanding at end of period (in thousands)	174	197	216	242	272	273	109	3
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.121	$23.098	$21.372	$16.577	$14.904	$14.145	$11.785	$11.215
Accumulation Unit Value at end of period	$25.518	$22.121	$23.098	$21.372	$16.577	$14.904	$14.145	$11.785
Number of Accumulation Units outstanding at end of period (in thousands)	100	95	106	119	125	123	44	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.096	$24.013	$24.018	$17.733	$15.069	$15.755	$12.356	$12.164
Accumulation Unit Value at end of period	$28.608	$22.096	$24.013	$24.018	$17.733	$15.069	$15.755	$12.356
Number of Accumulation Units outstanding at end of period (in thousands)	36	39	40	43	46	57	34	1
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.476	$24.265	$22.709	$16.539	$15.004	$15.866	$12.507	$11.581
Accumulation Unit Value at end of period	$24.301	$23.476	$24.265	$22.709	$16.539	$15.004	$15.866	$12.507
Number of Accumulation Units outstanding at end of period (in thousands)	27	31	31	38	49	60	41	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.929	$14.579	$14.399	$14.027	$12.513	$12.273	$11.125	$10.629
Accumulation Unit Value at end of period	$14.950	$13.929	$14.579	$14.399	$14.027	$12.513	$12.273	$11.125
Number of Accumulation Units outstanding at end of period (in thousands)	158	171	179	193	199	213	104	1
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.482	$22.367	$20.949	$15.138	$12.856	$14.584	$12.581	$11.724
Accumulation Unit Value at end of period	$23.605	$22.482	$22.367	$20.949	$15.138	$12.856	$14.584	$12.581
Number of Accumulation Units outstanding at end of period (in thousands)	760	833	925	984	1,128	1,224	743	22
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.544	$24.970	$21.600	$15.984	$13.657	$13.569	$11.958	$11.266
Accumulation Unit Value at end of period	$27.933	$26.544	$24.970	$21.600	$15.984	$13.657	$13.569	$11.958
Number of Accumulation Units outstanding at end of period (in thousands)	108	115	133	162	183	169	93	3
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.553	$22.931	$20.402	$15.542	$13.751	$13.640	$12.110	$11.379
Accumulation Unit Value at end of period	$25.781	$22.553	$22.931	$20.402	$15.542	$13.751	$13.640	$12.110
Number of Accumulation Units outstanding at end of period (in thousands)	559	609	673	733	779	890	600	17
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.938	$21.338	$20.082	$14.808	$12.059	$14.074	$12.380	$11.691
Accumulation Unit Value at end of period	$23.269	$22.938	$21.338	$20.082	$14.808	$12.059	$14.074	$12.380
Number of Accumulation Units outstanding at end of period (in thousands)	39	40	37	37	31	28	6	—

APP B-28

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.378	$25.525	$22.474	$16.639	$13.182	$14.538	$12.428	$11.576
Accumulation Unit Value at end of period	$28.098	$28.378	$25.525	$22.474	$16.639	$13.182	$14.538	$12.428
Number of Accumulation Units outstanding at end of period (in thousands)	151	170	191	210	239	242	149	4
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.387	$18.260	$17.890	$16.894	$14.853	$14.258	$12.337	$11.125
Accumulation Unit Value at end of period	$19.766	$17.387	$18.260	$17.890	$16.894	$14.853	$14.258	$12.337
Number of Accumulation Units outstanding at end of period (in thousands)	138	160	178	185	215	224	151	2
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.874	$16.647	$17.404	$14.390	$12.032	$14.057	$12.339	$11.997
Accumulation Unit Value at end of period	$17.001	$16.874	$16.647	$17.404	$14.390	$12.032	$14.057	$12.339
Number of Accumulation Units outstanding at end of period (in thousands)	45	62	62	61	58	51	32	6
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.410	$25.633	$24.060	$16.748	$14.555	$15.137	$12.256	$11.539
Accumulation Unit Value at end of period	$23.770	$23.410	$25.633	$24.060	$16.748	$14.555	$15.137	$12.256
Number of Accumulation Units outstanding at end of period (in thousands)	30	32	44	53	36	41	6	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.359	$13.506	$12.819	$13.061	$12.207	$11.466	$10.718	$10.512
Accumulation Unit Value at end of period	$13.890	$13.359	$13.506	$12.819	$13.061	$12.207	$11.466	$10.718
Number of Accumulation Units outstanding at end of period (in thousands)	1,510	1,591	1,685	1,775	1,634	1,641	1,079	21
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.523	$11.403	$11.146	$11.394	$11.043	$10.582	$10.247	$10.170
Accumulation Unit Value at end of period	$11.643	$11.523	$11.403	$11.146	$11.394	$11.043	$10.582	$10.247
Number of Accumulation Units outstanding at end of period (in thousands)	81	82	63	77	96	73	43	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.706	$9.743	$9.782	$9.831	$9.880	$9.930	$9.979	$9.994
Accumulation Unit Value at end of period	$9.751	$9.706	$9.743	$9.782	$9.831	$9.880	$9.930	$9.979
Number of Accumulation Units outstanding at end of period (in thousands)	101	113	128	194	188	179	92	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.960	$22.772	$20.550	$15.653	$13.447	$13.785	$12.081	$11.482
Accumulation Unit Value at end of period	$24.842	$21.960	$22.772	$20.550	$15.653	$13.447	$13.785	$12.081
Number of Accumulation Units outstanding at end of period (in thousands)	29	35	37	42	57	37	11	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.921	$20.230	$18.852	$14.695	$12.999	$13.103	$12.053	$11.490
Accumulation Unit Value at end of period	$20.713	$18.921	$20.230	$18.852	$14.695	$12.999	$13.103	$12.053
Number of Accumulation Units outstanding at end of period (in thousands)	19	22	22	23	31	29	5	—

APP B-29

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.477	$17.004	$17.074	$14.454	$12.604	$13.619	$12.155	$11.425
Accumulation Unit Value at end of period	$16.280	$16.477	$17.004	$17.074	$14.454	$12.604	$13.619	$12.155
Number of Accumulation Units outstanding at end of period (in thousands)	127	132	142	142	159	139	44	1
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.720	$18.605	$17.950	$14.043	$12.758	$13.714	$12.114	$11.393
Accumulation Unit Value at end of period	$19.953	$17.720	$18.605	$17.950	$14.043	$12.758	$13.714	$12.114
Number of Accumulation Units outstanding at end of period (in thousands)	14	10	10	10	10	9	3	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.477	$22.899	$22.544	$16.528	$14.615	$14.834	$11.628	$11.364
Accumulation Unit Value at end of period	$23.899	$21.477	$22.899	$22.544	$16.528	$14.615	$14.834	$11.628
Number of Accumulation Units outstanding at end of period (in thousands)	50	55	63	67	79	98	43	1
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.472	$15.792	$15.210	$14.131	$12.620	$12.151	$10.873	$10.520
Accumulation Unit Value at end of period	$17.263	$15.472	$15.792	$15.210	$14.131	$12.620	$12.151	$10.873
Number of Accumulation Units outstanding at end of period (in thousands)	87	66	67	64	79	60	41	1
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.634	$19.395	$18.193	$13.468	$12.241	$12.880	$10.876	$10.797
Accumulation Unit Value at end of period	$21.460	$18.634	$19.395	$18.193	$13.468	$12.241	$12.880	$10.876
Number of Accumulation Units outstanding at end of period (in thousands)	66	70	77	88	105	89	16	1
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.865	$18.483	$17.255	$12.761	$11.442	$12.244	$10.480	$10.668
Accumulation Unit Value at end of period	$20.817	$17.865	$18.483	$17.255	$12.761	$11.442	$12.244	$10.480
Number of Accumulation Units outstanding at end of period (in thousands)	15	25	26	32	28	28	11	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.521	$23.904	$22.104	$16.275	$13.971	$14.120	$12.337	$11.407
Accumulation Unit Value at end of period	$25.947	$25.521	$23.904	$22.104	$16.275	$13.971	$14.120	$12.337
Number of Accumulation Units outstanding at end of period (in thousands)	28	40	28	30	32	20	12	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.981	$22.102	$20.063	$15.306	$12.945	$13.332	$12.084	$11.402
Accumulation Unit Value at end of period	$23.690	$21.981	$22.102	$20.063	$15.306	$12.945	$13.332	$12.084
Number of Accumulation Units outstanding at end of period (in thousands)	11	9	9	11	10	12	7	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.246	$13.391	$12.742	$12.973	$12.179	$11.495	$10.776	$10.569
Accumulation Unit Value at end of period	$13.709	$13.246	$13.391	$12.742	$12.973	$12.179	$11.495	$10.776
Number of Accumulation Units outstanding at end of period (in thousands)	494	541	579	604	607	543	283	8

APP B-30

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.281	$17.469	$16.221	$13.729	$12.438	$12.305	$11.280	$10.911
Accumulation Unit Value at end of period	$18.711	$17.281	$17.469	$16.221	$13.729	$12.438	$12.305	$11.280
Number of Accumulation Units outstanding at end of period (in thousands)	68	65	71	73	77	98	45	1
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.687	$22.001	$20.065	$14.872	$12.898	$13.023	$11.768	$11.180
Accumulation Unit Value at end of period	$24.552	$21.687	$22.001	$20.065	$14.872	$12.898	$13.023	$11.768
Number of Accumulation Units outstanding at end of period (in thousands)	140	161	175	202	233	232	101	2
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.968	$23.807	$21.238	$16.119	$13.579	$13.390	$11.950	$11.535
Accumulation Unit Value at end of period	$25.971	$22.968	$23.807	$21.238	$16.119	$13.579	$13.390	$11.950
Number of Accumulation Units outstanding at end of period (in thousands)	41	48	61	53	49	41	31	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.808	$24.460	$21.580	$16.051	$13.807	$13.871	$12.237	$11.532
Accumulation Unit Value at end of period	$26.544	$23.808	$24.460	$21.580	$16.051	$13.807	$13.871	$12.237
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	4	4	5	4	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.122	$15.204	$17.211	$14.079	$11.977	$13.486	$12.505	$12.045
Accumulation Unit Value at end of period	$15.048	$14.122	$15.204	$17.211	$14.079	$11.977	$13.486	$12.505
Number of Accumulation Units outstanding at end of period (in thousands)	143	149	158	156	191	170	73	1
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.730	$14.433	$14.263	$14.118	$12.342	$12.523	$11.013	$10.491
Accumulation Unit Value at end of period	$14.054	$13.730	$14.433	$14.263	$14.118	$12.342	$12.523	$11.013
Number of Accumulation Units outstanding at end of period (in thousands)	391	419	444	461	480	443	228	20
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.199	$18.496	$19.140	$14.725	$12.228	$13.235	$12.395	$11.810
Accumulation Unit Value at end of period	$18.734	$17.199	$18.496	$19.140	$14.725	$12.228	$13.235	$12.395
Number of Accumulation Units outstanding at end of period (in thousands)	81	89	94	95	119	118	30	—

C Shares

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.737	$12.745	$12.061	$10.514	$9.399	$9.827	$9.031	$7.355
Accumulation Unit Value at end of period	$13.124	$12.737	$12.745	$12.061	$10.514	$9.399	$9.827	$9.031
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	15	19	21	22	32	20

APP B-31

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.085	$7.013	$7.599	$6.276	$5.570	$7.008	$6.811	$5.138
Accumulation Unit Value at end of period	$6.934	$7.085	$7.013	$7.599	$6.276	$5.570	$7.008	$6.811
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	10	17	27	29	32	20
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.832	$18.091	$16.831	$12.395	$10.604	$11.763	$9.418	$6.692
Accumulation Unit Value at end of period	$20.723	$16.832	$18.091	$16.831	$12.395	$10.604	$11.763	$9.418
Number of Accumulation Units outstanding at end of period (in thousands)	11	17	18	23	26	27	28	2
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.175	$15.318	$13.906	$10.763	$9.393	$9.794	$8.490	$6.352
Accumulation Unit Value at end of period	$16.129	$15.175	$15.318	$13.906	$10.763	$9.393	$9.794	$8.490
Number of Accumulation Units outstanding at end of period (in thousands)	50	61	74	93	106	112	122	103
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.224	$15.686	$14.995	$11.186	$9.897	$11.253	$8.871	$6.434
Accumulation Unit Value at end of period	$16.810	$15.224	$15.686	$14.995	$11.186	$9.897	$11.253	$8.871
Number of Accumulation Units outstanding at end of period (in thousands)	30	32	35	47	63	70	70	31
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.178	$13.621	$13.355	$13.532	$12.443	$12.074	$11.204	$10.778
Accumulation Unit Value at end of period	$14.044	$13.178	$13.621	$13.355	$13.532	$12.443	$12.074	$11.204
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	6	7	18	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.608	$20.024	$19.151	$14.140	$13.120	$13.985	$12.211	$11.290
Accumulation Unit Value at end of period	$19.725	$20.608	$20.024	$19.151	$14.140	$13.120	$13.985	$12.211
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	6	6	6	1
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.740	$17.182	$16.662	$14.833	$13.357	$13.236	$11.920	$11.041
Accumulation Unit Value at end of period	$17.682	$15.740	$17.182	$16.662	$14.833	$13.357	$13.236	$11.920
Number of Accumulation Units outstanding at end of period (in thousands)	19	19	30	25	27	39	43	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.562	$17.440	$16.740	$13.305	$11.907	$12.452	$11.281	$10.868
Accumulation Unit Value at end of period	$18.304	$16.562	$17.440	$16.740	$13.305	$11.907	$12.452	$11.281
Number of Accumulation Units outstanding at end of period (in thousands)	15	15	18	20	23	30	27	1
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.980	$19.194	$18.175	$14.386	$12.769	$13.089	$11.946	$11.454
Accumulation Unit Value at end of period	$20.567	$17.980	$19.194	$18.175	$14.386	$12.769	$13.089	$11.946
Number of Accumulation Units outstanding at end of period (in thousands)	12	16	16	23	29	30	35	—

APP B-32

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.931	$22.043	$20.570	$16.091	$14.590	$13.965	$11.735	$11.196
Accumulation Unit Value at end of period	$23.941	$20.931	$22.043	$20.570	$16.091	$14.590	$13.965	$11.735
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	15	15	14	20	21	1
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.908	$22.915	$23.117	$17.213	$14.752	$15.555	$12.304	$12.142
Accumulation Unit Value at end of period	$26.841	$20.908	$22.915	$23.117	$17.213	$14.752	$15.555	$12.304
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	4	5	7	7	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.213	$23.157	$21.856	$16.054	$14.688	$15.665	$12.453	$11.560
Accumulation Unit Value at end of period	$22.800	$22.213	$23.157	$21.856	$16.054	$14.688	$15.665	$12.453
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.180	$13.913	$13.859	$13.616	$12.249	$12.117	$11.077	$10.611
Accumulation Unit Value at end of period	$14.026	$13.180	$13.913	$13.859	$13.616	$12.249	$12.117	$11.077
Number of Accumulation Units outstanding at end of period (in thousands)	14	32	33	24	49	50	40	1
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.246	$14.294	$13.502	$9.840	$8.428	$9.642	$8.389	$5.837
Accumulation Unit Value at end of period	$14.831	$14.246	$14.294	$13.502	$9.840	$8.428	$9.642	$8.389
Number of Accumulation Units outstanding at end of period (in thousands)	283	342	428	603	775	895	926	732
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.866	$16.950	$14.787	$11.036	$9.510	$9.529	$8.469	$6.832
Accumulation Unit Value at end of period	$18.641	$17.866	$16.950	$14.787	$11.036	$9.510	$9.529	$8.469
Number of Accumulation Units outstanding at end of period (in thousands)	22	25	32	53	60	69	79	26
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.574	$15.971	$14.331	$11.010	$9.825	$9.829	$8.800	$7.154
Accumulation Unit Value at end of period	$17.653	$15.574	$15.971	$14.331	$11.010	$9.825	$9.829	$8.800
Number of Accumulation Units outstanding at end of period (in thousands)	186	234	272	386	470	543	593	408
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.688	$11.903	$11.298	$8.402	$6.901	$8.123	$7.206	$5.385
Accumulation Unit Value at end of period	$12.762	$12.688	$11.903	$11.298	$8.402	$6.901	$8.123	$7.206
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	8	13	9	6	9
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.786	$15.227	$13.521	$10.096	$8.067	$8.973	$7.736	$6.050
Accumulation Unit Value at end of period	$16.479	$16.786	$15.227	$13.521	$10.096	$8.067	$8.973	$7.736
Number of Accumulation Units outstanding at end of period (in thousands)	75	97	124	97	114	133	138	55

APP B-33

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.200	$16.099	$15.908	$15.150	$13.433	$13.005	$11.349	$7.645
Accumulation Unit Value at end of period	$17.133	$15.200	$16.099	$15.908	$15.150	$13.433	$13.005	$11.349
Number of Accumulation Units outstanding at end of period (in thousands)	23	26	32	43	47	51	62	4
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.687	$10.632	$11.211	$9.349	$7.884	$9.289	$8.224	$6.246
Accumulation Unit Value at end of period	$10.676	$10.687	$10.632	$11.211	$9.349	$7.884	$9.289	$8.224
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	18	22	20	21	27	7
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.417	$17.025	$16.116	$11.314	$9.917	$10.401	$8.493	$6.658
Accumulation Unit Value at end of period	$15.521	$15.417	$17.025	$16.116	$11.314	$9.917	$10.401	$8.493
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	9	6	6	6	1
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.126	$12.363	$11.835	$12.161	$11.463	$10.859	$10.238	$9.022
Accumulation Unit Value at end of period	$12.501	$12.126	$12.363	$11.835	$12.161	$11.463	$10.859	$10.238
Number of Accumulation Units outstanding at end of period (in thousands)	379	448	526	731	783	822	953	657
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.482	$10.461	$10.313	$10.632	$10.392	$10.044	$9.808	$9.617
Accumulation Unit Value at end of period	$10.501	$10.482	$10.461	$10.313	$10.632	$10.392	$10.044	$9.808
Number of Accumulation Units outstanding at end of period (in thousands)	18	15	26	37	53	46	48	10
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.074	$1.088	$1.101	$1.116	$1.132	$1.147	$1.162	$1.177
Accumulation Unit Value at end of period	$1.070	$1.074	$1.088	$1.101	$1.116	$1.132	$1.147	$1.162
Number of Accumulation Units outstanding at end of period (in thousands)	14,335	16,444	21,109	29,418	44,931	55,088	55,218	72,357
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.032	$15.721	$14.309	$10.992	$9.524	$9.846	$8.703	$7.093
Accumulation Unit Value at end of period	$16.862	$15.032	$15.721	$14.309	$10.992	$9.524	$9.846	$8.703
Number of Accumulation Units outstanding at end of period (in thousands)	25	33	36	48	58	69	68	1
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.694	$14.767	$13.879	$10.910	$9.733	$9.895	$9.180	$7.270
Accumulation Unit Value at end of period	$14.864	$13.694	$14.767	$13.879	$10.910	$9.733	$9.895	$9.180
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	1	1	1	1	1	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.986	$11.434	$11.579	$9.886	$8.694	$9.475	$8.528	$6.407
Accumulation Unit Value at end of period	$10.763	$10.986	$11.434	$11.579	$9.886	$8.694	$9.475	$8.528
Number of Accumulation Units outstanding at end of period (in thousands)	28	37	42	57	59	61	59	14

APP B-34

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.767	$17.755	$17.276	$13.631	$12.490	$13.540	$12.062	$11.373
Accumulation Unit Value at end of period	$18.720	$16.767	$17.755	$17.276	$13.631	$12.490	$13.540	$12.062
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	1	2	2	2	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.792	$16.982	$16.861	$12.467	$11.118	$11.381	$8.997	$7.543
Accumulation Unit Value at end of period	$17.425	$15.792	$16.982	$16.861	$12.467	$11.118	$11.381	$8.997
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	18	24	29	33	36	7
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.942	$15.381	$14.941	$13.999	$12.609	$12.244	$11.050	$8.339
Accumulation Unit Value at end of period	$16.531	$14.942	$15.381	$14.941	$13.999	$12.609	$12.244	$11.050
Number of Accumulation Units outstanding at end of period (in thousands)	30	27	37	45	43	53	57	50
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.657	$18.535	$17.535	$13.092	$12.000	$12.735	$10.844	$10.784
Accumulation Unit Value at end of period	$20.163	$17.657	$18.535	$17.535	$13.092	$12.000	$12.735	$10.844
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	5	6	6	7	7	—
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.132	$13.703	$12.902	$9.623	$8.702	$9.391	$8.107	$6.911
Accumulation Unit Value at end of period	$15.173	$13.132	$13.703	$12.902	$9.623	$8.702	$9.391	$8.107
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	13	15	17	16	21	17
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.071	$17.070	$15.920	$11.822	$10.235	$10.432	$9.193	$6.785
Accumulation Unit Value at end of period	$18.217	$18.071	$17.070	$15.920	$11.822	$10.235	$10.432	$9.193
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	1	1	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.383	$15.599	$14.282	$10.988	$9.372	$9.735	$8.899	$7.127
Accumulation Unit Value at end of period	$16.439	$15.383	$15.599	$14.282	$10.988	$9.372	$9.735	$8.899
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	1	1	1	1
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.771	$13.021	$12.495	$12.831	$12.148	$11.564	$10.933	$9.561
Accumulation Unit Value at end of period	$13.105	$12.771	$13.021	$12.495	$12.831	$12.148	$11.564	$10.933
Number of Accumulation Units outstanding at end of period (in thousands)	155	181	199	265	262	232	246	43
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.583	$13.848	$12.968	$11.070	$10.115	$10.092	$9.330	$8.033
Accumulation Unit Value at end of period	$14.582	$13.583	$13.848	$12.968	$11.070	$10.115	$10.092	$9.330
Number of Accumulation Units outstanding at end of period (in thousands)	30	34	45	57	69	72	87	80

APP B-35

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.383	$15.739	$14.476	$10.821	$9.465	$9.638	$8.784	$7.271
Accumulation Unit Value at end of period	$17.267	$15.383	$15.739	$14.476	$10.821	$9.465	$9.638	$8.784
Number of Accumulation Units outstanding at end of period (in thousands)	92	118	138	219	275	328	330	238
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.733	$22.720	$20.441	$15.647	$13.293	$13.220	$11.899	$11.514
Accumulation Unit Value at end of period	$24.367	$21.733	$22.720	$20.441	$15.647	$13.293	$13.220	$11.899
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	4	4	4	5	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.528	$23.343	$20.770	$15.580	$13.517	$13.695	$12.185	$11.511
Accumulation Unit Value at end of period	$24.905	$22.528	$23.343	$20.770	$15.580	$13.517	$13.695	$12.185
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.363	$14.509	$16.565	$13.666	$11.725	$13.315	$12.452	$12.023
Accumulation Unit Value at end of period	$14.118	$13.363	$14.509	$16.565	$13.666	$11.725	$13.315	$12.452
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	15	19	21	20	23	1
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.992	$13.773	$13.728	$13.704	$12.082	$12.364	$10.966	$10.472
Accumulation Unit Value at end of period	$13.185	$12.992	$13.773	$13.728	$13.704	$12.082	$12.364	$10.966
Number of Accumulation Units outstanding at end of period (in thousands)	35	44	45	60	68	84	96	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.275	$17.651	$18.422	$14.293	$11.971	$13.067	$12.342	$11.789
Accumulation Unit Value at end of period	$17.576	$16.275	$17.651	$18.422	$14.293	$11.971	$13.067	$12.342
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	6	6	8	—

I Shares

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.828	$17.654	$16.531	$14.260	$12.616	$13.053	$11.870	$11.397
Accumulation Unit Value at end of period	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$13.053	$11.870
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.814	$13.530	$14.508	$11.857	$10.414	$12.966	$12.469	$12.127
Accumulation Unit Value at end of period	$13.663	$13.814	$13.530	$14.508	$11.857	$10.414	$12.966	$12.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—

APP B-36

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.114	$26.710	$24.590	$17.920	$15.172	$16.653	$13.195	$12.248
Accumulation Unit Value at end of period	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$16.653	$13.195
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	3	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.704	$23.677	$21.269	$16.291	$14.069	$14.515	$12.451	$11.770
Accumulation Unit Value at end of period	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$14.515	$12.451
Number of Accumulation Units outstanding at end of period (in thousands)	—	5	4	—	1	3	1	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.299	$22.736	$21.507	$15.877	$13.900	$15.639	$12.201	$11.514
Accumulation Unit Value at end of period	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$15.639	$12.201
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	9	4	3	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.109	$14.431	$14.002	$14.039	$12.774	$12.266	$11.263	$10.801
Accumulation Unit Value at end of period	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$12.266	$11.263
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	27	—	—	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.064	$21.214	$20.078	$14.670	$13.469	$14.207	$12.275	$11.315
Accumulation Unit Value at end of period	$21.342	$22.064	$21.214	$20.078	$14.670	$13.469	$14.207	$12.275
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	—	2	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.852	$18.203	$17.468	$15.389	$13.712	$13.446	$11.984	$11.065
Accumulation Unit Value at end of period	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$13.446	$11.984
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	13	2	2	3	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.733	$18.477	$17.551	$13.804	$12.224	$12.650	$11.341	$10.891
Accumulation Unit Value at end of period	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$12.650	$11.341
Number of Accumulation Units outstanding at end of period (in thousands)	—	13	13	5	4	—	11	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.251	$20.335	$19.055	$14.925	$13.109	$13.297	$12.009	$11.479
Accumulation Unit Value at end of period	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$13.297	$12.009
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	3	3	8	8	7	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.410	$23.353	$21.565	$16.693	$14.978	$14.187	$11.797	$11.220
Accumulation Unit Value at end of period	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$14.187	$11.797
Number of Accumulation Units outstanding at end of period (in thousands)	7	22	22	19	11	5	2	—

APP B-37

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.385	$24.278	$24.235	$17.857	$15.145	$15.802	$12.369	$12.169
Accumulation Unit Value at end of period	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$15.802	$12.369
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	—	3	5	4	2	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.783	$24.534	$22.914	$16.655	$15.079	$15.914	$12.519	$11.586
Accumulation Unit Value at end of period	$24.669	$23.783	$24.534	$22.914	$16.655	$15.079	$15.914	$12.519
Number of Accumulation Units outstanding at end of period (in thousands)	4	2	2	5	2	2	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.112	$14.740	$14.530	$14.126	$12.575	$12.310	$11.136	$10.634
Accumulation Unit Value at end of period	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$12.310	$11.136
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	11	9	4	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.776	$22.615	$21.138	$15.245	$12.921	$14.628	$12.594	$11.729
Accumulation Unit Value at end of period	$23.962	$22.776	$22.615	$21.138	$15.245	$12.921	$14.628	$12.594
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	4	4	14	13	12	1
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.891	$25.247	$21.796	$16.096	$13.726	$13.610	$11.970	$11.270
Accumulation Unit Value at end of period	$28.355	$26.891	$25.247	$21.796	$16.096	$13.726	$13.610	$11.970
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	5	2	8	9	8	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.848	$23.185	$20.586	$15.652	$13.820	$13.681	$12.122	$11.384
Accumulation Unit Value at end of period	$26.170	$22.848	$23.185	$20.586	$15.652	$13.820	$13.681	$12.122
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	1	1	2	2	6	1
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.238	$21.574	$20.263	$14.912	$12.120	$14.116	$12.393	$11.696
Accumulation Unit Value at end of period	$23.621	$23.238	$21.574	$20.263	$14.912	$12.120	$14.116	$12.393
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.749	$25.807	$22.677	$16.756	$13.248	$14.582	$12.440	$11.581
Accumulation Unit Value at end of period	$28.523	$28.749	$25.807	$22.677	$16.756	$13.248	$14.582	$12.440
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	8	1	6	6	6	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.615	$18.462	$18.052	$17.012	$14.927	$14.301	$12.349	$11.130
Accumulation Unit Value at end of period	$20.064	$17.615	$18.462	$18.052	$17.012	$14.927	$14.301	$12.349
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	10	11	5	—

APP B-38

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.095	$16.831	$17.562	$14.491	$12.093	$14.099	$12.352	$12.002
Accumulation Unit Value at end of period	$17.258	$17.095	$16.831	$17.562	$14.491	$12.093	$14.099	$12.352
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	3	—	—	2	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.717	$25.916	$24.278	$16.866	$14.629	$15.183	$12.268	$11.544
Accumulation Unit Value at end of period	$24.129	$23.717	$25.916	$24.278	$16.866	$14.629	$15.183	$12.268
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	3	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.534	$13.655	$12.935	$13.153	$12.268	$11.501	$10.729	$10.516
Accumulation Unit Value at end of period	$14.100	$13.534	$13.655	$12.935	$13.153	$12.268	$11.501	$10.729
Number of Accumulation Units outstanding at end of period (in thousands)	16	14	7	7	24	43	15	2
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.674	$11.529	$11.247	$11.474	$11.098	$10.614	$10.257	$10.175
Accumulation Unit Value at end of period	$11.819	$11.674	$11.529	$11.247	$11.474	$11.098	$10.614	$10.257
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	—	—	1	5	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.834	$9.851	$9.870	$9.900	$9.930	$9.959	$9.989	$9.998
Accumulation Unit Value at end of period	$9.899	$9.834	$9.851	$9.870	$9.900	$9.930	$9.959	$9.989
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	15	54	12	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.247	$23.024	$20.736	$15.763	$13.515	$13.826	$12.094	$11.487
Accumulation Unit Value at end of period	$25.218	$22.247	$23.024	$20.736	$15.763	$13.515	$13.826	$12.094
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
HIMCO VIT American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.759	$19.600	$18.751	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.495	$19.759	$19.600	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	2	—	—	—	—	—
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.546	$23.386	$21.881	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.628	$22.546	$23.386	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	9	6	—	—	—	—	—
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.576	$12.621	$12.628	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.871	$12.576	$12.621	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	19	—	—	—	—	—

APP B-39

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.364	$11.922	$12.261	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.602	$11.364	$11.922	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.410	$19.793	$18.759	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.709	$19.410	$19.793	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	5	7	—	—	—	—	—
HIMCO VIT American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.142	$19.894	$18.795	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.110	$21.142	$19.894	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.746	$18.807	$17.809	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.002	$18.746	$18.807	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	3	—	—	—	—	—
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.009	$22.611	$21.034	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.116	$24.009	$22.611	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	7	7	—	—	—	—	—
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.566	$22.367	$20.961	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.021	$22.566	$22.367	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	5	5	—	—	—	—	—
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.701	$15.494	$15.207	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.137	$14.701	$15.494	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	9	—	—	—	—	—
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.233	$14.797	$15.303	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.884	$14.233	$14.797	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	2	5	—	—	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.105	$23.981	$22.121	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.758	$24.105	$23.981	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	5	4	—	—	—	—	—

APP B-40

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.374	$12.982	$12.318	$12.182	$11.043	$10.362	$—	$—
Accumulation Unit Value at end of period	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	4	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.169	$20.454	$19.023	$14.798	$13.064	$13.142	$12.066	$11.494
Accumulation Unit Value at end of period	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$13.142	$12.066
Number of Accumulation Units outstanding at end of period (in thousands)	—	12	10	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.927	$9.956	$9.984	$9.997	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.907	$9.927	$9.956	$9.984	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.693	$17.192	$17.228	$14.556	$12.667	$13.660	$12.167	$11.430
Accumulation Unit Value at end of period	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$13.660	$12.167
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	8	7	5	5	6	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.952	$18.811	$18.112	$14.142	$12.822	$13.756	$12.126	$11.398
Accumulation Unit Value at end of period	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$13.756	$12.126
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.758	$23.152	$22.747	$16.644	$14.688	$14.878	$11.639	$11.369
Accumulation Unit Value at end of period	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$14.878	$11.639
Number of Accumulation Units outstanding at end of period (in thousands)	6	4	1	1	2	3	2	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.670	$15.961	$15.342	$14.226	$12.679	$12.183	$10.880	$10.523
Accumulation Unit Value at end of period	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$12.183	$10.880
Number of Accumulation Units outstanding at end of period (in thousands)	4	13	13	12	20	3	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.872	$19.603	$18.352	$13.558	$12.298	$12.915	$10.883	$10.800
Accumulation Unit Value at end of period	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$12.915	$10.883
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.092	$18.682	$17.406	$12.846	$11.495	$12.276	$10.487	$10.670
Accumulation Unit Value at end of period	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$12.276	$10.487
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

APP B-41

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.855	$24.168	$22.304	$16.389	$14.041	$14.162	$12.349	$11.411
Accumulation Unit Value at end of period	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$14.162	$12.349
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	3	—	2	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.269	$22.346	$20.245	$15.414	$13.010	$13.372	$12.096	$11.407
Accumulation Unit Value at end of period	$24.048	$22.269	$22.346	$20.245	$15.414	$13.010	$13.372	$12.096
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.420	$13.539	$12.857	$13.064	$12.240	$11.530	$10.787	$10.574
Accumulation Unit Value at end of period	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$11.530	$10.787
Number of Accumulation Units outstanding at end of period (in thousands)	11	24	24	18	42	22	14	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.507	$17.662	$16.367	$13.826	$12.500	$12.342	$11.292	$10.916
Accumulation Unit Value at end of period	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$12.342	$11.292
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	4	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.971	$22.245	$20.246	$14.976	$12.962	$13.062	$11.780	$11.185
Accumulation Unit Value at end of period	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$13.062	$11.780
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	3	3	8	9	7	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.269	$24.071	$21.430	$16.233	$13.647	$13.430	$11.962	$11.540
Accumulation Unit Value at end of period	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$13.430	$11.962
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	3	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.160	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.556	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.120	$24.731	$21.775	$16.164	$13.877	$13.912	$12.249	$11.537
Accumulation Unit Value at end of period	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$13.912	$12.249
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.307	$15.372	$17.367	$14.178	$12.037	$13.526	$12.518	$12.050
Accumulation Unit Value at end of period	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$13.526	$12.518
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	12	11	7	5	6	—

APP B-42

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.910	$14.592	$14.392	$14.217	$12.404	$12.561	$11.024	$10.495
Accumulation Unit Value at end of period	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$12.561	$11.024
Number of Accumulation Units outstanding at end of period (in thousands)	3	20	25	19	45	14	12	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.425	$18.701	$19.313	$14.829	$12.290	$13.275	$12.407	$11.815
Accumulation Unit Value at end of period	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$13.275	$12.407
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—

L Shares

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.577	$13.599	$12.882	$11.241	$10.059	$10.528	$10.297	$—
Accumulation Unit Value at end of period	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$10.528	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	66	115	108	77	16	—	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.691	$10.593	$11.490	$9.499	$8.439	$10.629	$10.441	$—
Accumulation Unit Value at end of period	$10.453	$10.691	$10.593	$11.490	$9.499	$8.439	$10.629	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	5	4	4	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.269	$17.504	$16.301	$12.016	$10.291	$11.427	$10.538	$—
Accumulation Unit Value at end of period	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$11.427	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	26	27	26	17	16	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.239	$17.418	$15.828	$12.263	$10.713	$11.181	$10.520	$—
Accumulation Unit Value at end of period	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$11.181	$—
Number of Accumulation Units outstanding at end of period (in thousands)	429	533	598	686	523	141	2	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.655	$15.115	$14.463	$10.800	$9.565	$10.887	$10.551	$—
Accumulation Unit Value at end of period	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$10.887	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	63	90	94	75	101	2	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.854	$11.230	$11.023	$11.180	$10.290	$9.995	$10.048	$—
Accumulation Unit Value at end of period	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$9.995	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	16	28	19	16	31	—	—

APP B-43

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.100	$15.660	$14.992	$11.081	$10.291	$10.981	$10.382	$—
Accumulation Unit Value at end of period	$15.395	$16.100	$15.660	$14.992	$11.081	$10.291	$10.981	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.374	$13.520	$13.124	$11.696	$10.542	$10.457	$10.260	$—
Accumulation Unit Value at end of period	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$10.457	$—
Number of Accumulation Units outstanding at end of period (in thousands)	116	133	138	128	85	40	1	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.839	$14.587	$14.016	$11.151	$9.989	$10.456	$10.326	$—
Accumulation Unit Value at end of period	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$10.456	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	41	37	38	33	73	2	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.564	$15.563	$14.751	$11.688	$10.384	$10.655	$10.342	$—
Accumulation Unit Value at end of period	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$10.655	$—
Number of Accumulation Units outstanding at end of period (in thousands)	348	457	464	498	305	96	3	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.102	$16.974	$15.856	$12.416	$11.269	$10.797	$10.340	$—
Accumulation Unit Value at end of period	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$10.797	$—
Number of Accumulation Units outstanding at end of period (in thousands)	139	206	208	213	130	31	1	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.682	$17.205	$17.373	$12.949	$11.109	$11.725	$10.775	$—
Accumulation Unit Value at end of period	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$11.725	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	36	37	35	23	47	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.102	$16.803	$15.875	$11.672	$10.690	$11.412	$10.538	$—
Accumulation Unit Value at end of period	$16.511	$16.102	$16.803	$15.875	$11.672	$10.690	$11.412	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	5	4	4	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.910	$11.528	$11.495	$11.305	$10.180	$10.081	$10.052	$—
Accumulation Unit Value at end of period	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$10.081	$—
Number of Accumulation Units outstanding at end of period (in thousands)	97	120	138	148	115	81	3	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.548	$16.621	$15.715	$11.465	$9.829	$11.257	$10.681	$—
Accumulation Unit Value at end of period	$17.211	$16.548	$16.621	$15.715	$11.465	$9.829	$11.257	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	67	97	106	119	151	10	—

APP B-44

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.646	$19.607	$17.123	$12.791	$11.034	$11.067	$10.566	$—
Accumulation Unit Value at end of period	$21.520	$20.646	$19.607	$17.123	$12.791	$11.034	$11.067	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	33	42	46	47	4	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.250	$17.706	$15.904	$12.231	$10.925	$10.941	$10.394	$—
Accumulation Unit Value at end of period	$19.532	$17.250	$17.706	$15.904	$12.231	$10.925	$10.941	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	71	87	88	67	91	6	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.356	$16.299	$15.486	$11.528	$9.478	$11.167	$10.738	$—
Accumulation Unit Value at end of period	$17.440	$17.356	$16.299	$15.486	$11.528	$9.478	$11.167	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.132	$19.189	$17.056	$12.749	$10.196	$11.352	$10.715	$—
Accumulation Unit Value at end of period	$20.726	$21.132	$19.189	$17.056	$12.749	$10.196	$11.352	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	43	45	46	50	4	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.052	$12.778	$12.639	$12.049	$10.694	$10.364	$10.279	$—
Accumulation Unit Value at end of period	$13.571	$12.052	$12.778	$12.639	$12.049	$10.694	$10.364	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	25	50	72	75	72	3	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.246	$12.197	$12.873	$10.746	$9.071	$10.698	$10.486	$—
Accumulation Unit Value at end of period	$12.222	$12.246	$12.197	$12.873	$10.746	$9.071	$10.698	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	12	13	11	16	26	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.030	$18.825	$17.838	$12.536	$10.999	$11.547	$10.600	$—
Accumulation Unit Value at end of period	$17.128	$17.030	$18.825	$17.838	$12.536	$10.999	$11.547	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	18	12	11	10	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.995	$11.221	$10.752	$11.060	$10.435	$9.896	$9.937	$—
Accumulation Unit Value at end of period	$11.323	$10.995	$11.221	$10.752	$11.060	$10.435	$9.896	$—
Number of Accumulation Units outstanding at end of period (in thousands)	107	187	250	290	362	232	21	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.123	$10.113	$9.980	$10.299	$10.077	$9.749	$9.911	$—
Accumulation Unit Value at end of period	$10.131	$10.123	$10.113	$9.980	$10.299	$10.077	$9.749	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	8	8	8	8	5	—	—

APP B-45

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.288	$9.411	$9.539	$9.679	$9.820	$9.964	$9.982	$—
Accumulation Unit Value at end of period	$9.242	$9.288	$9.411	$9.539	$9.679	$9.820	$9.964	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	6	18	12	23	6	1	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.904	$17.697	$16.123	$12.398	$10.753	$11.127	$10.440	$—
Accumulation Unit Value at end of period	$18.943	$16.904	$17.697	$16.123	$12.398	$10.753	$11.127	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	1	6	5	—	—
HIMCO VIT American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.400	$15.452	$14.817	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.561	$15.400	$15.452	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	43	108	—	—	—	—	—
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.662	$17.483	$16.395	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.454	$16.662	$17.483	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	338	387	403	—	—	—	—	—
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.395	$10.553	$10.583	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.517	$10.395	$10.553	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	71	87	115	—	—	—	—	—
HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.411	$9.987	$10.294	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.498	$9.411	$9.987	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	13	32	—	—	—	—	—
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.067	$14.510	$13.784	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.837	$14.067	$14.510	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	113	105	—	—	—	—	—
HIMCO VIT American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.578	$14.828	$14.041	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.377	$15.578	$14.828	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.565	$12.752	$12.103	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.591	$12.565	$12.752	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	87	88	—	—	—	—	—

APP B-46

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.421	$16.596	$15.474	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.733	$17.421	$16.596	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	866	1,067	1,210	—	—	—	—	—
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.298	$17.344	$16.290	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.960	$17.298	$17.344	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	837	1,017	1,086	—	—	—	—	—
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.967	$11.693	$11.502	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.163	$10.967	$11.693	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	621	708	721	—	—	—	—	—
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.723	$10.225	$10.599	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.051	$9.723	$10.225	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	73	77	87	—	—	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.012	$18.126	$16.758	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.765	$18.012	$18.126	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	922	1,097	1,076	—	—	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.710	$12.428	$11.929	$11.934	$10.943	$10.348	$—	$—
Accumulation Unit Value at end of period	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	71	78	84	60	13	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.959	$16.147	$15.191	$11.954	$10.675	$10.863	$10.355	$—
Accumulation Unit Value at end of period	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$10.863	$—
Number of Accumulation Units outstanding at end of period (in thousands)	82	129	152	163	128	22	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.636	$9.775	$9.917	$9.982	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.506	$9.636	$9.775	$9.917	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	43	30	9	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.349	$12.866	$13.042	$11.146	$9.812	$10.704	$10.458	$—
Accumulation Unit Value at end of period	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$10.704	$—
Number of Accumulation Units outstanding at end of period (in thousands)	387	449	520	537	385	123	2	—

APP B-47

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.437	$14.243	$13.872	$10.956	$10.049	$10.905	$10.400	$—
Accumulation Unit Value at end of period	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$10.905	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	16	17	16	15	1	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.021	$17.246	$17.140	$12.686	$11.324	$11.604	$10.611	$—
Accumulation Unit Value at end of period	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$11.604	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	65	70	75	55	35	3	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.444	$12.822	$12.467	$11.693	$10.543	$10.248	$10.209	$—
Accumulation Unit Value at end of period	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$10.248	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	52	54	54	62	57	1	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.572	$16.363	$15.496	$11.581	$10.625	$11.287	$10.665	$—
Accumulation Unit Value at end of period	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$11.287	$—
Number of Accumulation Units outstanding at end of period (in thousands)	252	349	411	449	350	107	—	—
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.668	$16.366	$15.424	$11.516	$10.424	$11.261	$10.600	$—
Accumulation Unit Value at end of period	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$11.261	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	3	3	2	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.332	$18.280	$17.065	$12.685	$10.993	$11.216	$10.593	$—
Accumulation Unit Value at end of period	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$11.216	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	10	9	8	3	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.200	$17.459	$16.000	$12.323	$10.521	$10.940	$10.476	$—
Accumulation Unit Value at end of period	$18.362	$17.200	$17.459	$16.000	$12.323	$10.521	$10.940	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	2	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.854	$11.077	$10.641	$10.937	$10.365	$9.877	$9.950	$—
Accumulation Unit Value at end of period	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$9.877	$—
Number of Accumulation Units outstanding at end of period (in thousands)	157	202	258	289	269	194	13	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.042	$14.330	$13.433	$11.479	$10.498	$10.486	$10.243	$—
Accumulation Unit Value at end of period	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$10.486	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	106	121	105	59	26	—	—

APP B-48

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.292	$17.710	$16.305	$12.200	$10.682	$10.889	$10.441	$—
Accumulation Unit Value at end of period	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$10.889	$—
Number of Accumulation Units outstanding at end of period (in thousands)	470	619	678	808	607	142	4	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.867	$18.697	$16.838	$12.902	$10.972	$10.923	$10.430	$—
Accumulation Unit Value at end of period	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$10.923	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	21	23	18	16	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.146	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.486	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	234	—	—	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.139	$18.813	$16.756	$12.582	$10.927	$11.082	$10.520	$—
Accumulation Unit Value at end of period	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$11.082	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	9	6	5	1	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.667	$11.593	$13.249	$10.941	$9.397	$10.682	$10.493	$—
Accumulation Unit Value at end of period	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$10.682	$—
Number of Accumulation Units outstanding at end of period (in thousands)	355	432	451	425	300	76	2	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.507	$11.150	$11.125	$11.116	$9.810	$10.050	$9.982	$—
Accumulation Unit Value at end of period	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$10.050	$—
Number of Accumulation Units outstanding at end of period (in thousands)	233	337	407	418	266	127	5	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.241	$14.375	$15.018	$11.664	$9.778	$10.685	$10.415	$—
Accumulation Unit Value at end of period	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$10.685	$—
Number of Accumulation Units outstanding at end of period (in thousands)	350	429	408	410	239	51	—	—
(a) Inception date July 15, 2016.

APP C-1

Appendix C — Fund Data

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	Hartford’s Personal Retirement Manager Series I	App C - 2
2.	Huntington Hartford Personal Retirement Manager Series I	App C - 6
3.	Hartford’s Personal Retirement Manager Select Series I	App C - 10

APP C-2

1. Hartford’s Personal Retirement Manager Series I:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.	Multi-Asset
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.	Equity
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.	Equity
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.	Multi-Asset
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Equity
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Equity
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Limited
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.	Fixed
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Limited
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers	Equity
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth VIP Fund - Class 4	Seeks capital appreciation	Franklin Advisers, Inc.	Equity
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC	Limited
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited	Equity
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC	Equity

APP C-3

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC	Equity
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC	Limited
Franklin Small-Mid Cap Growth VIP Fund - Class 4	Seeks long-term capital growth	Franklin Advisers, Inc.	Limited
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.	Limited
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC	Equity
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.	Limited
Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited	Equity
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Fixed
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Limited
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity

APP C-4

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Limited
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Fixed
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Fixed
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
HIMCO VIT
HIMCO VIT American Funds Asset Allocation Fund - Class IB	Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Blue Chip Income and Growth Fund - Class IB	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Bond Fund - Class IB	Seeks as high a level of current income as is consistent with the preservation of capital.	Hartford Investment Management Company	Fixed
HIMCO VIT American Funds Global Bond Fund - Class IB	Seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management.	Hartford Investment Management Company	Limited
HIMCO VIT American Funds Global Growth and Income Fund - Class IB	Seeks long-term growth of capital while providing current income.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Global Growth Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Global Small Capitalization Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Limited
HIMCO VIT American Funds Growth Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Growth-Income Fund - Class IB	Seeks long-term growth of capital and income.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds International Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds New World Fund - Class IB	Seeks long-term capital appreciation.	Hartford Investment Management Company	Limited
HIMCO VIT Index Fund - Class IB	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company	Equity
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC	Limited

APP C-5

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC	Equity
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC	Equity
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management	Equity
MFS® Investors Trust Series - Service Class	Seeks capital appreciation	MFS Investment Management	Equity
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management	Fixed
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management	Multi-Asset
MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management	Equity
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited	Equity
Putnam VT Investors Fund - Class IB	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited	Equity
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited	Equity
______________

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP C-6

2. Huntington Hartford Personal Retirement Manager Series I:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.	Multi-Asset
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.	Equity
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.	Equity
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.	Multi-Asset
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Equity
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Equity
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Limited
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.	Fixed
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Limited
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers	Equity
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth VIP Fund - Class 4	Seeks capital appreciation	Franklin Advisers, Inc.	Equity
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC	Limited
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited	Equity
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC	Equity

APP C-7

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC	Equity
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC	Limited
Franklin Small-Mid Cap Growth VIP Fund - Class 4	Seeks long-term capital growth	Franklin Advisers, Inc.	Limited
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.	Limited
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC	Equity
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.	Limited
Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited	Equity
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Fixed
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Limited
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity

APP C-8

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Limited
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Fixed
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Fixed
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
HIMCO VIT
HIMCO VIT American Funds Asset Allocation Fund - Class IB	Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Blue Chip Income and Growth Fund - Class IB	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Bond Fund - Class IB	Seeks as high a level of current income as is consistent with the preservation of capital.	Hartford Investment Management Company	Fixed
HIMCO VIT American Funds Global Bond Fund - Class IB	Seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management.	Hartford Investment Management Company	Limited
HIMCO VIT American Funds Global Growth and Income Fund - Class IB	Seeks long-term growth of capital while providing current income.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Global Growth Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Global Small Capitalization Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Limited
HIMCO VIT American Funds Growth Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Growth-Income Fund - Class IB	Seeks long-term growth of capital and income.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds International Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds New World Fund - Class IB	Seeks long-term capital appreciation.	Hartford Investment Management Company	Limited
HIMCO VIT Index Fund - Class IB	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company	Equity
Mutual Fund and Variable Insurance Trust

APP C-9

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Rational Dividend Capture VA Fund (formerly Catalyst Dividend Capture VA Fund)	Seeks total return with dividend income as an important component of that return	Rational Advisors, Inc., Sub-advised by PVG Asset Management Corp.	Equity
Rational Insider Buying VA Fund (formerly Catalyst Insider Buying VA Fund)	Seeks long-term capital appreciation	Rational Advisors, Inc.	Limited
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC	Limited
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC	Equity
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC	Equity
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management	Equity
MFS® Investors Trust Series - Service Class	Seeks capital appreciation	MFS Investment Management	Equity
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management	Fixed
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management	Multi-Asset
MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management	Equity
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited	Equity
Putnam VT Investors Fund - Class IB	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited	Equity
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited	Equity
______________

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP C-10

3. Hartford’s Personal Retirement Manager Select Series I:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.	Multi-Asset
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.	Equity
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.	Equity
AIM Variable Insurance Funds
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Equity
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Equity
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Limited
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.	Fixed
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.	Limited
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers	Equity
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth VIP Fund - Class 4	Seeks capital appreciation	Franklin Advisers, Inc.	Equity
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC	Limited
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited	Equity
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC	Equity

APP C-11

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC	Equity
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC	Limited
Franklin Small-Mid Cap Growth VIP Fund - Class 4	Seeks long-term capital growth	Franklin Advisers, Inc.	Limited
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.	Limited
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC	Equity
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.	Limited
Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited	Equity
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Fixed
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	=if(COUNTBLANK(H38)=1,G38,G38&", "&H38)	Equity
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Limited
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Limited

APP C-12

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Fixed
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Fixed
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP	Equity
HIMCO VIT
HIMCO VIT American Funds Asset Allocation Fund - Class IB	Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Blue Chip Income and Growth Fund - Class IB	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Bond Fund - Class IB	Seeks as high a level of current income as is consistent with the preservation of capital.	Hartford Investment Management Company	Fixed
HIMCO VIT American Funds Global Bond Fund - Class IB	Seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management.	Hartford Investment Management Company	Limited
HIMCO VIT American Funds Global Growth and Income Fund - Class IB	Seeks long-term growth of capital while providing current income.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Global Growth Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Global Small Capitalization Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Limited
HIMCO VIT American Funds Growth Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds Growth-Income Fund - Class IB	Seeks long-term growth of capital and income.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds International Fund - Class IB	Seeks long-term growth of capital.	Hartford Investment Management Company	Equity
HIMCO VIT American Funds New World Fund - Class IB	Seeks long-term capital appreciation.	Hartford Investment Management Company	Limited
HIMCO VIT Index Fund - Class IB	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company	Equity
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC	Limited
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC	Equity

APP C-13

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser	Classification
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC	Equity
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management	Equity
MFS® Investors Trust Series - Service Class	Seeks capital appreciation	MFS Investment Management	Equity
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management	Fixed
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management	Multi-Asset
MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management	Equity
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited	Equity
Putnam VT Investors Fund - Class IB	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited	Equity
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited	Equity
Wells Fargo Variable Trust Funds
Wells Fargo VT International Equity Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated	Equity
Wells Fargo VT Omega Growth Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated	Equity
Wells Fargo VT Opportunity Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated	Equity
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated	Equity

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP D-1

Appendix D — Contract Exchange Program — No Longer Available
This notice provides important points to think about before you exchange qualifying existing variable annuity(ies) for Hartford’s Personal Retirement Manager variable annuity. You should review the prospectus for Hartford’s Personal Retirement Manager variable annuity (“Prospectus”) for more information about Hartford’s Personal Retirement Manager contract (“Replacement Contract”) between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”) and its risks. You can obtain a copy of the Prospectus and the statement of additional information (“SAI”), as filed with the Securities and Exchange Commission, free of charge, by contacting us.
We are offering Eligible Contract Owners (as defined below) the opportunity to exchange an Eligible Contract (as defined below) for a Replacement Contract.
I. Who was eligible to participate in this exchange program?
This exchange program was available to Contract Owners who meet all of the following qualifications. We call contract owners that meet all of these qualifications “Eligible Contract Owners”:

➢	You must own an Access, Core, Outlook or Plus version of one or more of the following series of contracts (“Eligible Contracts”) as of the Exchange Date (as defined below).

✓	Director Series VII, VIII; Director M
✓	Hartford Leaders Series I, II, III, IV

➢	The Owner(s), Annuitant and Beneficiary in all Eligible Contracts must remain the same in the Replacement Contract.

➢
The Contract Value of all Eligible Contracts (or the cumulative Contract Value of multiple Eligible Contracts) must meet the Contract Value minimum requirements for the Replacement Contract as of the Exchange Date. All Contract Value within Eligible Contracts that you decide to exchange must be exchanged; partial exchanges are not permitted.

➢
For Access version Contracts, You must have owned Eligible Contract(s) for at least 12 months from the original contract issue date of the youngest Eligible Contract to be exchanged and all subsequent Premium Payments must be at least 12 months old.

➢	You must be a customer of a Financial Intermediary who is participating in this program.

➢	Your Eligible Contract(s) include an IRA, Roth IRA, SEP IRA, Simple IRA, SAR SEP IRA, or Non-Qualified plan type.

➢	The following table shows the share class of a Replacement Contract that you may exchange an Eligible Contract for:

Eligible Contract Share Class	Replacement Contract Share Class
Core & Plus	B
Access	C
Outlook	L* or C

*	Not every contract share class is available through your Financial Intermediary.

➢	You must not:

✓	Be age 81 or older as of the Exchange Date (including any other Contract Owner(s) and the Annuitant).
✓	Have any Premium Payments that are still subject to contingent deferred sales charges (CDSC).
II. What are some key differences between these contracts?
(i) Fees and Expenses
This section compares some of the fees and expenses that may differ between an Eligible Contract and a Replacement Contract.
Table 1 - Contract Transaction Expenses
The first set of tables describes the charges you pay at the time you buy a Contract or withdraw Contract Value, including commutation of the Personal Pension Account values. These tables do not show potential annual maintenance fees, (1) annual fund operating expenses, optional rider fees, premium taxes and other taxes that may apply.

				Contingent Deferred Sales Charge Year (2)
Access/C Share Contracts	Mortality & Expense Risk Charge	Admin Charge	Distribution Charge (3)	1	2	3	4	5	6	7	8	9+
Replacement Contract	1.30%	0.20%	0.00%	2%	0%	0%	0%	0%	0%	0%	0%	0%
Director Access Series I Contract Years 1-7	1.50%	0.00%	0.00%	0%	0%	0%	0%	0%	0%	0%	0%	0%

APP D-2

Director Access Series I Contract Years 8+	1.25%	0.00%	0.00%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Director Access Series II	1.50%	0.00%	0.00%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Director M Access	1.45%	0.20%	0.00%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Hartford Leaders Access Series I Contract Years 1-7	1.50%	0.15%	0.00%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Hartford Leaders Access Series I Contract Years 8+	1.25%	0.15%	0.00%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Hartford Leaders Access Series II	1.50%	0.15%	0.00%	0%	0%	0%	0%	0%	0%	0%	0%	0%

				Contingent Deferred Sales Charge Year (2)
Core/B Share Contracts	Mortality & Expense Risk Charge	Admin Charge	Distribution Charge (3)	1	2	3	4	5	6	7	8	9+
Replacement Contract	0.30%	0.20%	0.75%	7%	7%	7%	6%	5%	4%	3%	2%	0%
Director Series VII	1.25%	0.00%	0.00%	7%	6%	6%	5%	4%	3%	2%	0%	0%
Director Series VIII	1.15%	0.00%	0.00%	7%	7%	7%	6%	5%	4%	3%	0%	0%
Director M	0.95%	0.20%	0.00%	7%	7%	7%	6%	5%	4%	3%	0%	0%
Hartford Leaders Series I	1.25%	0.15%	0.00%	7%	6%	6%	5%	4%	3%	2%	0%	0%
Hartford Leaders Series II	1.20%	0.15%	0.00%	7%	7%	7%	6%	5%	4%	3%	0%	0%
Hartford Leaders Series III	1.15%	0.20%	0.00%	7%	7%	7%	6%	5%	4%	3%	0%	0%
Hartford Leaders Series IV	1.05%	0.20%	0.00%	7%	7%	7%	6%	5%	4%	3%	0%	0%

				Contingent Deferred Sales Charge Year (2)
Outlook/L- Share Contracts	Mortality & Expense Risk Charge	Admin Charge	Distribution Charge (3)	1	2	3	4	5	6	7	8	9+
Replacement Contract	1.25%	0.20%	0.00%	7%	6%	5%	4%	0%	0%	0%	0%	0%
Director Outlook Series I	1.45%	0.00%	0.00%	2%	0%	0%	0%	0%	0%	0%	0%	0%
Director Outlook Series II	1.40%	0.00%	0.00%	6%	5%	4%	0%	0%	0%	0%	0%	0%
Director M Outlook	1.40%	0.20%	0.00%	7%	6%	5%	4%	0%	0%	0%	0%	0%
Hartford Leaders Outlook Series I	1.50%	0.20%	0.00%	7%	6%	5%	4%	0%	0%	0%	0%	0%
Hartford Leaders Outlook Series II	1.50%	0.20%	0.00%	6%	5%	4%	0%	0%	0%	0%	0%	0%
Hartford Leaders Outlook Series III	1.50%	0.20%	0.00%	6%	5%	4%	0%	0%	0%	0%	0%	0%
Hartford Leaders Outlook Series IV	1.45%	0.20%	0.00%	7%	6%	5%	4%	0%	0%	0%	0%	0%
The Director Outlook Series I	1.45%	0.00%	0.00%	7%	6%	5%	4%	0%	0%	0%	0%	0%

				Contingent Deferred Sales Charge Year (2)
Outlook/C Share Contracts	Mortality & Expense Risk Charge	Admin Charge	Distribution Charge (3)	1	2	3	4	5	6	7	8	9+
Replacement Contract	1.30%	0.20%	0.00%	2%	0%	0%	0%	0%	0%	0%	0%	0%
Director Outlook Series I	1.45%	0.00%	0.00%	2%	0%	0%	0%	0%	0%	0%	0%	0%
Director Outlook Series II	1.40%	0.00%	0.00%	6%	5%	4%	0%	0%	0%	0%	0%	0%
Director M Outlook	1.40%	0.20%	0.00%	7%	6%	5%	4%	0%	0%	0%	0%	0%
Hartford Leaders Outlook Series I	1.50%	0.20%	0.00%	7%	6%	5%	4%	0%	0%	0%	0%	0%
Hartford Leaders Outlook Series II	1.50%	0.20%	0.00%	6%	5%	4%	0%	0%	0%	0%	0%	0%
Hartford Leaders Outlook Series III	1.50%	0.20%	0.00%	6%	5%	4%	0%	0%	0%	0%	0%	0%
Hartford Leaders Outlook Series IV	1.45%	0.20%	0.00%	7%	6%	5%	4%	0%	0%	0%	0%	0%
The Director Outlook Series I	1.45%	0.00%	0.00%	7%	6%	5%	4%	0%	0%	0%	0%	0%

APP D-3

				Contingent Deferred Sales Charge Year (2)
Plus/B Share Contracts*	Mortality & Expense Risk Charge	Admin Charge	Distribution Charge (3)	1	2	3	4	5	6	7	8	9+
Replacement Contract	0.30%	0.20%	0.75%	7%	7%	7%	6%	5%	4%	3%	2%	0%
Director Plus Series I	1.45%	0.00%	0.00%	8%	8%	8%	8%	7%	6%	5%	0%	0%
Director Plus Series II	1.45%	0.00%	0.00%	8%	8%	8%	8%	7%	6%	5%	4%	0%
Director M Plus	1.40%	0.20%	0.00%	8%	8%	8%	8%	7%	6%	5%	4%	0%
Hartford Leaders Plus Series I	1.50%	0.15%	0.00%	8%	8%	8%	8%	7%	6%	5%	0%	0%
Hartford Leaders Plus Series II	1.50%	0.15%	0.00%	8%	8%	8%	8%	7%	6%	5%	4%	0%
Hartford Leaders Plus Series III	1.50%	0.20%	0.00%	8%	8%	8%	8%	7%	6%	5%	4%	0%
Hartford Leaders Plus Series IV	1.45%	0.20%	0.00%	8%	8%	8%	8%	7%	6%	5%	4%	0%

*	The Payment Enhancement in the older Plus contracts accounts for some of the higher fees. There is no Payment Enhancement in the Replacement Contract.

(1)	Annual Maintenance Fee is waived if the Contract Value is $50,000 or more on any Contract Anniversary or upon Surrender.

(2)
Each Contribution has a separate contingent deferred sales charge schedule. The Annual Withdrawal Amount (AWA)(the amount that you may surrender each year without incurring a contingent deferred sales charge (CDSC)) available under the Replacement Contract differs from Eligible Contract(s) (which is generally up to 10% of aggregate Premium Payments). The Replacement Contract AWA is the greater of 5% of the total Premium Payments that are otherwise subject to CDSC, or Contract Value minus Remaining Gross Premiums. The AWA and Remaining Gross Premiums may vary on a daily basis because of fluctuations in Contract Value or transfers of Contract Value into the Personal Pension Account. New contingent deferred sales charges will not be assessed against Contract Value that is exchanged for a Replacement Contract.

(3)
The Distribution Charge is based on a percentage of Remaining Gross Premium. Each Premium Payment has its own Distribution Charge schedule. The Distribution Charge is reduced to 0% after the completion of eight years after each respective Premium Payment.

Table 2 - Optional Benefit Charges
The following table shows the range of optional rider charges (4) offered under Eligible Contracts and the Replacement Contract.

Rider Name	Guaranteed Minimum Benefit Type	Current	Maximum
Eligible Contracts The Hartford’s Principal First	Withdrawals - Set period	0.35 - 0.75%	0.75%
The Hartford’s Principal First Preferred	Withdrawals - Set period	0.20%	0.20%
The Hartford’s Lifetime Income Builder	Withdrawals - Lifetime	0.75%	0.75%
The Hartford’s Lifetime Income Builder II	Withdrawals - Lifetime	0.75%	0.75%
The Hartford’s Lifetime Income Foundation	Withdrawals - Lifetime	0.30%	0.30%
The Hartford’s Lifetime Income Builder Selects	Withdrawals - Lifetime	0.85%	1.50%
The Hartford’s Lifetime Income Portfolios	Withdrawals - Lifetime	1.15%	1.50%
MAV/MAV Plus	Death Benefit	0.30%	0.30%
Earnings Protection Benefit	Death Benefit	0.20%	0.20%
Optional Death Benefit/Interest Accumulation Value	Death Benefit	0.15%	0.15%
Replacement Contract Return of Premium Death Benefit II (5)	Death Benefit	0.25%	0.75%
Maximum Anniversary Value (5)	Death Benefit	0.30%	1.50%

(4)
Fees and expenses associated with electing the Personal Pension Account are included as part of credited rates and payout rates and are therefore not shown. The Hartford’s Principal First, The Hartford’s Principal First Preferred and MAV/MAV Plus charges are a percentage of the daily Account Value. The Hartford’s Lifetime Income Builder charges are a percentage of Benefit Amount. The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios charges are a percentage of Payment Base.

(5)	The Return of Premium II and the Maximum Anniversary Value guaranteed minimum death benefits are offered only through the Replacement Contract.

APP D-4

Table 3 - Fund Operating Expenses
The following table shows the range of annual fund operating expenses (6) for Sub-Accounts available under Eligible Contracts and the Replacement Contract. Total Annual Fund Operating Expenses are for the fiscal year ended December 31, 2009. For more information about each Fund’s fees and expenses, including applicable waivers and/or reimbursement arrangements, see that Fund’s prospectus.

	Minimum	Maximum
Replacement Contract (All Share Classes)	0.48%	2.62%
Director VII & VIII	0.35%	1.11%
Director M, Director M Access, Director M Outlook & Director M Plus	0.35%	1.97%
Hartford Leaders Series I, II, III, Hartford Leaders Access I, II, III, Hartford Leaders Outlook I, II, III, and Hartford Leaders Plus I, II, III	0.48%	1.52%
Director Outlook Series I and II, Director Plus I and II	0.60%	1.36%
Hartford Leaders IV, Hartford Leaders Access IV, Hartford Leaders Outlook IV and Hartford Leaders Plus IV	0.48%	2.62%
The Director (2008)	0.48%	1.41%

(6)
Total Annual Fund Expenses include Fund management fees, distribution and/or service fees (Rule 12b-1) fees, administration fees, and other expenses. Expenses shown reflect applicable waivers and/or reimbursements.

(ii) Optional Riders
The following table shows the optional riders currently offered under the Replacement Contract or each Eligible Contract. Please refer to your contract and prospectus for a description of optional riders. If you participate in this exchange program, you will be terminating any optional rider you may have chosen. As a result, you will lose any benefits that you may have accrued under any optional riders. For example, the difference between Payment Base and Contract Value is lost as we will use Contract Value as your initial Contribution into the Replacement Contract.

Eligible Contract	Optional Rider
Guaranteed Minimum Withdrawal Benefit
Director Series VII, VIII, Director M ; Hartford Leaders Series I, II, III	The Hartford's Principal First
Director Series VII, Director M; Hartford Leaders Series II, III, IV	The Hartford's Principal First Preferred
Director M; Hartford Leaders Series III, IV	The Hartford's Lifetime Income Builder
Director M; Hartford Leaders Series III, IV	The Hartford's Lifetime Income Builder II
Director M; Hartford Leaders Series III, IV	The Hartford's Lifetime Income Foundation
Hartford Leaders Series IV	The Hartford's Lifetime Income Builder Selects
Hartford Leaders Series IV	The Hartford's Lifetime Income Portfolios
Guaranteed Minimum Death Benefit
Director Series VIII, Director M ; Hartford Leaders Series II, III, IV	MAV/MAV Plus
Replacement Contract
Guaranteed Minimum Death Benefit
Return of Premium II
Maximum Anniversary Value

➢
Personal Pension Account. Eligible Contract Owners who participate in this exchange program can choose to invest some or all of their Contract Value into the Personal Pension Account. The Personal Pension Account is designed with features and guarantees that you can use to self-fund your own personal pension through predictable lifetime payouts without having to use Sub-accounts or Fixed Accumulation Feature for that purpose. The Personal Pension Account differs from a guaranteed minimum withdrawal benefit in many important ways as generally summarized in the following table:

Personal Pension Account	Typical Guaranteed Minimum Withdrawal Benefit	Typical Guaranteed Minimum Lifetime Withdrawal Benefit

APP D-5

Charge	There are no separate charges for this benefit. Credited rates and payout rates used to set Personal Pension Account Payouts take the costs of providing this benefit into consideration.	Charge taken from Contract Value on a daily basis. This fee may be increased up to the maximum stated in your fee table.	Charge taken from Contract Value on a periodic or annual basis. This fee may be increased up to the maximum stated in your fee table.
Growth Potential	Growth potential depends on the credited rates we declare at the time of each Contribution. These rates are fixed but do decline from one time period to another (e.g., years 0 - 10, 11 - 20 and 21+).	Growth potential depends on Sub- Account investment performance. The benefit base used to calculate periodic payments may be increased (sometimes called a "step-up") to reflect some or all
Growth potential depends on
Sub-Account investment
performance. The benefit base
used to calculate periodic
payments may be increased
(sometimes called a "step-up")
to reflect some or all
investment gains as of a
predetermined date (e.g.,
annually or at anniversary etc.).

Liquidity
Lifetime Personal Pension
Account Payouts, the amount
of which varies depending
upon whether commenced
inside or outside of your
Guarantee Window.
Investments may be
transferred to Sub-Accounts
on a limited basis. Personal
Pension Account Payouts may
be accelerated only through
commutation. Personal
Pension Account Payouts that
are not commuted may
resume at a later date. The
Personal Pension Account also
includes a death benefit.
		Periodic withdrawals are designed to deplete Contract Value or some other benefit base over a predetermined period (for example, 14.2 years).	Lifetime periodic withdrawals.
Guarantees
We guarantee the amount of
the Personal Pension Account
Payout if your Personal
Pension Account Start Date(s)
is/are within your Guarantee
Window. Personal Pension
Account Payouts taken outside
of your Guarantee Window are
subject to a minimum guarantee.
		The availability of a periodic withdrawal of the benefit base is guaranteed subject to contract limitations.	The availability of lifetime periodic withdrawals is guaranteed (but not the amount of such withdrawals). Benefit base step-ups are guaranteed subject to contract limitations.
Ideal Investor	Someone looking for the certainty of guaranteed lifetime income while also having Sub-Accounts available for potential investment growth.	Someone looking to use their variable annuity investment as a sinking fund and want a guarantee that they receive at least a minimum amount of their investment over time.	Someone looking for some level of lifetime income and want a guarantee that they receive at least a minimum amount of their investment over time.

➢
Investment choices. Eligible Contract Owners can continue to choose among over 50 domestic and international, equity and fixed income Funds. The Funds offered under a Replacement Contract will not necessarily be the Funds or share class as those available under an Eligible Contract. You will also be entitled to participate in the same investment programs within the Re- placement Contract. For more information, please refer to your prospectus.

➢
Fixed Accumulation Feature: We offer a guaranteed minimum rate of interest upon Contract Value allocated under the Fixed Ac- cumulation Feature. The Fixed Accumulation Feature is only available if you are eligible to exchange your existing Contract for a B share version of the Replacement Contract. Contract Value allocated to this option, and earnings credited, are held in our General Account.

(iii) Death Benefits
Eligible Contract Owners participating in this exchange program will receive a standard death benefit offered under the Replacement Contract. Differences between the standard Death Benefit offered under existing contracts and the standard Death Benefit provided in the Hartford’s Personal Retirement Manager are highlighted below. If you participate in this

APP D-6

exchange program, you will be terminating any Death Benefit available under your Eligible Contract. As a result, you will lose any Death Benefit in excess of your Contract Value.

Standard Death Benefit
Replacement Contract	Contract Value (7)
Director Series VII; Hartford Leaders Series I	The higher of (A) Contract Value, (B) total Premium Payments adjusted for partial Surrenders, or (C) Maximum Anniversary Value. (8)
Director Series VIII; Hartford Leaders Series II
Premium Protection Death Benefit. The higher of (A) Contract Value, or (B) total
Premium Payments adjusted for partial Surrenders.
OR
Asset Protection Death Benefit. The highest of (A) Contract Value, (B) Contract Value
+25% of total Premium Payments (9) adjusted for partial Surrenders, or (C) Contract
Value +25% of Maximum Anniversary Value (8)(9) Death Benefit cannot exceed the greatest of Contract Value, total Premium Payments adjusted for partial Surrenders, or your Maximum Anniversary Value.

Director M; Hartford Leaders Series III
Premium Security Death Benefit. The highest of (A) Contract Value, (B) total Premium
Payments adjusted for partial Surrenders, or (C) Contract Value +25% of Maximum
Anniversary Value, (8)(9) not to exceed the Maximum Anniversary Value.
OR
Asset Protection Death Benefit. The higher of (A) Contract Value, or (B) Contract Value
+25% of total Premium Payments (9) adjusted for partial Surrenders, not to exceed total Premium Payments adjusted for partial Surrenders.

Hartford Leaders Series IV (10)	The higher of (A) Contract Value or (B) total Premium Payments adjusted for partial Surrenders.
Optional Death Benefit
MAV/MAV Plus
The highest of (A) Contract Value, (B) total Premium Payments adjusted for partial
Surrenders, (C) Maximum Anniversary Value, (8) and (D) Earnings Protection Benefit.
The Earnings Protection Benefit is either (i) Contract Value plus 40% of Contract gain
(Owner and Annuitant under age 69); or (ii) Contract Value plus 25% of Contract gain
(Owner and Annuitant over age 70); provided that either amount is less than 200% of initial Contract Value plus subsequent Premium Payments adjusted for partial
Surrenders. In states where the MAV Plus benefit is not available, the MAV benefit is issued. The MAV death benefit is the same as the MAV Plus benefit but excludes the
Earnings Protection Benefit.

You may elect one of the following optional guaranteed minimum death benefits under the Replacement Contract. The following table provides a general description of the death benefit:
Optional Death Benefit
Return of Premium II	The higher of Contract Value (minus Distribution Charges) or Premium Payments adjusted for partial Surrenders.
Maximum Anniversary Value	The highest of (A) Contract Value, (B) total Premium Payments adjusted for partial Surrenders, or (C) Maximum Anniversary Value. (8)

(7)	The Personal Pension Account also includes a death benefit equal to your Benefit Balance.

(8)	Maximum Anniversary Value is calculated for each Contract Anniversary prior to the decedent’s 81st birthday or the date of death, whichever is earlier.

(9)	Excludes premium payments received within 12 months of the date of death.

(10)	The standard Death Benefit is replaced by a Guaranteed Minimum Death Benefit upon election of any optional guaranteed minimum death benefit rider.
These optional death benefits differ from standard Death Benefits and the MAV/MAV Plus optional guaranteed minimum death benefits available under Eligible Contracts in the following general ways:
•you will incur a separate fee when electing either rider; (11)
•investment restrictions may apply;
•the Earnings Protection Benefit does not apply; (12) and
•the death benefit will be reduced proportionately for all partial Surrenders.

(11)	MAV/MAV Plus must also be purchased for a separate fee.

(12)	MAV also excludes the Earnings Protection Benefit.
III. How does the exchange process work?

APP D-7

➢
This exchange will constitute a full Surrender (replacement) of an Eligible Contract(s). You may Surrender more than one Eligible Contract(s) as part of this program. Partial Surrenders will not be permitted.

➢
The Contract Value of an Eligible Contract(s) as of the Exchange Date will be considered to be the initial Contribution into a Replacement Contract. This amount, and not any previous Benefit Amount,Payment Base or Maximum Anniversary Value will be used to establish your benefits under a Replacement Contract.

➢	No exchange or transfer fees will be charged when electing to make this exchange.

➢
The date that you comply with all requirements to exchange an Eligible Contract(s) (“Exchange Date”) will be the date we use to set your benefits under a Replacement Contract. We will use the Exchange Date for establishing your eligibility for this contract exchange program.

➢
We will credit you for the time that you owned your oldest Eligible Contract(s) for the purposes of establishing any CDSC schedule applicable for any Premium Payments made on or as of the Exchange Date. Any subsequent Premium Payments made on or after the Exchange Date may be subject to the applicable CDSC schedule depending on the share class that you are eligible to receive. Your Replacement Contract may have a longer CDSC period than that applied to your Eligible Contract.

➢	New contingent deferred sales charges will not be assessed against Contract Value that is exchanged for a Replacement Contract.

➢
We will credit you for the time that you owned your oldest Eligible Contract(s) for the purposes of any Distribution Charge applicable for any Premium Payments made on or as of the Exchange Date. Any subsequent Premium Payments made on or after the Exchange Date will be subject to the applicable Distribution Charge. Your Replacement Contract may have a Distribution Charge whereas an Eligible Contract did not.

➢	All Contract Owners must consent to this exchange.

➢
Subject to the laws of your state, you may cancel a Replacement Contract for any reason within ten (10) days of receipt of a Replacement Contract in accordance with the cancellation privileges described in the Prospectus.

➢
Any investment programs (e.g., InvestEase, asset allocation models, asset rebalancing, dollar cost averaging and Automatic Income Program) operative on an Eligible Contract will be terminated upon the Exchange Date and must be re-activated for a Replacement Contract.

IV. What other things might be considered?

➢	Your standard and optional death and/or withdrawal benefits under an Eligible Contract(s) will terminate on the Exchange Date and are not offered within a Replacement Contract.

➢
If you have previously elected an optional guaranteed minimum withdrawal or lifetime withdrawal benefit, or optional or standard Death Benefit under your Eligible Contract, then your “Benefit Amount,” “Payment Base” or death benefit guarantees will not carry over to your Replacement Contract. For instance, if your Maximum Anniversary Value was $100,000 and your Contract Value was $75,000 on the Exchange Date, your starting death benefit under the Replacement Contract would be $75,000 and not $100,000.

➢
You will not be entitled to Benefit Payments or Lifetime Benefit Payments under any optional guaranteed minimum withdrawal or lifetime withdrawal benefit after the Exchange Date. There are no assurances that sums payable under a Replacement Contract, including Personal Pension Account Payouts, will be the same or greater than such Benefit Payments or Lifetime Benefit Payments, individually or in the aggregate.

➢
You should discuss the merits of this exchange with your Investment Professional to be sure that a Replacement Contract is suitable for you based on your particular circumstances - especially if your Benefit Amount, Payment Base and/or death benefits is/are greater than your Contract Value on the Exchange Date. You should review an illustration of how a Replacement Contract may meet your particular circumstances before participating in this exchange program. You are urged to review the tax and financial planning consequences of this exchange with your tax advisor. We make no representation regarding the tax consequences of an exchange.

➢
The information provided in this notice is a summary of certain pertinent information. You should read the Prospectus before investing. Your Investment Professional can provide you with a Prospectus or you can contact us to receive one. These variable annuities are underwritten and distributed by Hartford Securities Distribution Company, Inc. Member SIPC.

➢	The foregoing discussion does not take into consideration state variations, if any. For more information regarding state variations affecting a Replacement Contract, please refer to the Prospectus.

➢
Except as disclosed above, we have no duty to offer exchange privileges if and once this offer is withdrawn or to extend these privileges to other contract variations. We reserve the right to offer different or even more favorable terms and conditions to Eligible Contract Owners through future contract exchange offers.

➢
Contracts issued by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An

APP D-8

annuity contract received in a tax-free exchange for another annuity contract or life insurance contract will be treated as a new contract for this purpose.

➢
If your Eligible Contract is an IRA, please note that it may have received approval from the IRS for use as an IRA. The Replacement Contract has not received such approval, but we are currently in the process of applying for approval. Any such IRS approval is a determination as to the form of the IRA and does not represent a determination as to the merits of the IRA.

APP E-1

Appendix E
Return of Premium Death Benefit I
Objective
To provide a Death Benefit equal to at least Premium Payments adjusted for Surrenders that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
When can you buy the rider?
This rider/option can no longer be elected or added after you purchase your Contract.
Does electing this rider forfeit your ability to buy other riders?
Yes. Unless made part of a Company-sponsored rider exchange program, you may not elect any other guaranteed minimum death benefit once you have chosen this rider.
How is the charge for this rider calculated?
The fee for the rider is based on Premium Payments, adjusted for Surrenders on each Contract Anniversary. Even though the amount we charge you for this rider can go up or down; except as provided below; we can not increase the rider fee once you elect this rider. This charge will automatically be deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A prorated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account and the Fixed Accumulation Feature bears to the total Contract Value. The rider charge will not be applied to Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts or the rider is terminated. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
In the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be based on the Contract Value on the date of any such change plus Premium Payments received after such date, as adjusted for Surrenders. We reserve the right to reduce the voluntary rider charge waiver, in whole or in part, from time to time. The rider charge waiver may also prospectively decrease upon certain ownership changes or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the higher of Contract Value (minus Distribution Charges if applicable) or Premium Payments, as adjusted for Surrenders. See Example 1 under Return of Premium I Death Benefit Examples in Appendix A.
In addition to this Death Benefit, you may also be entitled to receive the Personal Pension Account Death Benefit. See Example 2 under Return of Premium I Death Benefit Examples in Appendix A.
We calculate the Death Benefit when, and as of the Valuation Day, we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds. Termination of this rider will result in the rescission of this Death Benefit and result in your Beneficiary receiving the standard Death Benefit.
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining Contract Value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date. If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, or receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value. Please refer to the discussion under the caption “Who will receive the Death Benefit” under Standard Death Benefits for more information.
Does this rider replace the standard Death Benefit?
Yes.

APP E-2

Can you terminate this rider?
Yes. At anytime following the earliest of the fifth anniversary of the rider effective date or Spousal Contract continuation, the Contract Owner may elect to terminate this rider. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the standard Death Benefit. No other optional benefit may be elected following the termination. A Company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in the “Standard Death Benefit” section) by the Beneficiary (excluding Spousal Contract continuation).
What effect do partial Surrenders have on your benefits under the rider?
We calculate the adjustment to your aggregate Premium Payments for any Surrender by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrender within a Contract Year up to the Death Benefit withdrawal limit. The “Death Benefit withdrawal limit” is 5% of aggregate Premium Payments. If a change of ownership occurs or if Spousal Contract continuation is elected, the Death Benefit withdrawal limit will be 5% of Contract Value as of the date of such change plus Premium Payments made after such date. For purposes of this rider, a Surrender also includes a transfer of Contract Value to Benefit Balance. Any partial Surrender that causes cumulative Surrenders during the Contract Year to exceed the Death Benefit withdrawal limit, even if less than your permissible AWA (provided that such Surrender was not made in accordance with our Automatic Income program for the purposes of meeting Required Minimum Distribution requirements), will cause a proportionate reduction in your Death Benefit. Partial Surrenders up to, but not in excess of the Death Benefit withdrawal limit (assuming no ownership changes) will reduce your Death Benefit on a dollar-for-dollar basis. Any and all partial Surrenders in excess of your Death Benefit withdrawal limit, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis based on a factor equal to 1 minus the excessive partial Surrender (which is the amount of the Surrender in excess of the Death Benefit withdrawal limit) divided by the sum of (i) Contract Value prior to such partial Surrender minus (ii) any remaining Death Benefit withdrawal limit. Taking excess partial Surrenders may significantly negatively affect your Death Benefit. Accordingly, a partial surrender (or transfer to the Personal Pension Account) may reduce the Death Benefit by an amount greater than the amount surrendered if the partial Surrender is made at a time when your Contract Value is less than your Premium Payments. Please consult with your Investment Professional before making excess partial Surrenders to be sure that you fully understand the ways such a decision will affect your Contract. See Example 1 under the Return of Premium Examples in Appendix A for an illustration of this calculation.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a re-calculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a reset of this Death Benefit. If the rider is not available for sale at the time of the ownership change, we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
If the rider is currently available for sale on the date of the ownership change, we will continue the existing rider with respect to all benefits at the rider charge currently being assessed on new sales (or the last declared maximum rider fee).The Death Benefit will be recalculated to the lesser of the Contract Value or the Death Benefit on the effective date of the ownership change.
If the oldest Owner after the change is greater than the age limitation of the rider as of the trade date of the change, then we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is greater than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
If the Owner or the Annuitant is equal to or less than the age limitation of the rider at the time of the Spousal Contract continuation and such rider (or similar rider, as we determine) is still available for sale, the Death Benefit will be reset based on the Contract

APP E-3

Value if higher than the Death Benefit as of the date of due proof of death and will serve as the new basis for the Death Benefit. The rider charge will be reset to the rider charge then being assessed for new sales of the rider.
What happens if you annuitize your Contract?
Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Options Two or Eight) is elected.
Are there restrictions on how you must invest?
Yes. You may allocate your Contract Value to any Sub-Accounts(s), asset allocation models, investment programs, fund of funds Sub-Accounts(s) or other investment option(s) or you may design your own portfolio, provided that your Fund selections comply with the investment restrictions in the following table:

Classification	Allocation
Fixed investments Funds	Minimum of 30% - to a maximum of 100%
Equity Investments	• Maximum of 70% • No more than 20% may be invested in any one Fund in this category
Limited Investments	Maximum of 20%
Multi-Asset Investments	• 0% or 100% • May not be combined with Funds in the above classifications
Please refer to Appendix C for the classification associated with each currently offered Fund. Investing in the Personal Pension Account, and Fixed Accumulation Feature do not constitute a violation of these investment restrictions. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for Contracts issued in MA. (Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value) except for Contracts issued in CT, FL, NJ and WA).
Not all asset allocation models, Funds or programs are available through all Financial Intermediaries. The Personal Pension Account, and Fixed Accumulation Feature are not included within any classification.
We may, in our sole discretion, add, replace or delete Funds, programs, classifications, allocations and asset allocation models from time to time. Not all asset allocation models, Funds or programs are available through all Financial Intermediaries. You will be provided with advance notification of any investment restriction changes and you must invest any subsequent Premium Payments in accordance with such updated investment restrictions.
You must participate in an asset rebalancing program. If on any Valuation Day, your Contract Value is no longer invested within the permissible allocations in the table above as a result of market fluctuations, we will not terminate the rider. Instead, your Contract Value will be rebalanced quarterly in accordance with your last compliant allocation instructions. All subsequent Premium Payments must also be invested according to the classifications described in this section.
You may provide investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the termination of this rider. We will not accept instructions to violate the investment restrictions from your Investment Professional. Violating these investment restrictions shall result in the termination of your Death Benefit under this rider.
If this rider is terminated due to failure to comply with these investment restrictions, you will have a one time opportunity to reinstate the rider. You will be notified in your confirmation statement that you have violated these investment restrictions. The thirty calendar day reinstatement period will begin from the date this rider is terminated. Your opportunity to reinstate will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make an ownership change.
Upon reinstatement of your rider, your Premium Payment will be reset at the lower of the Death Benefit prior to the revocation or Contract Value as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please see Appendix F for more information on investment restrictions

APP E-4

Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders or Personal Pension Account Payouts under applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

•	The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

•
Upon Spousal Contract continuation or ownership change, the Death Benefit withdrawal limit upon which we reduce the Death Benefit will be adjusted to equal 5% of the Contract Value as of the date of such change plus Premium Payments received after such date.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

•	Transfers made pursuant to an automatic income program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

•	This rider may be referred to as “Return of Premium’’ death benefit in your Contract.

APP F-1

Appendix F - Optional Rider Investment Restrictions

Investment Restrictions For

Return of Premium (ROP) I	Maximum Anniversary Value (MAV) II

Applicable To The Following Products

Hartford's Personal Retirement Manager B-Share VA 1	Hartford Leaders 5
Hartford's Personal Retirement Manager C-Share VA 1 & 2	Hartford Leaders Access 5
Hartford's Personal Retirement Manager I-Share VA 1	Hartford Leaders Advisory 1
Hartford's Personal Retirement Manager L-Share VA 1	Hartford Leaders Select 3
Hartford's Personal Retirement Manager Select B-Share VA 1	Huntington Hartford Leaders 3
Huntington Hartford's Personal Retirement Manager B-Share VA 1

Clients that choose the ROP I Death Benefit or MAV II Death Benefit will be offered limited investment flexibility and will be required to be invested with a minimum of 30% in fixed investments and no more than 70% in equity investments.
The Contract Owner will be able to choose from a selection of:

•	Create a custom asset allocation model (sleeve) comprised of three categories of investments which will rebalance quarterly

•	Approved individual sub-accounts

•	Pre-determined asset allocation portfolios (Portfolios Planner, Investment Strategies)
Note: Investment in the Personal Pension Account will not violate the ROP I investment restrictions; however, any money invested in the variable funds must adhere to the ROP I investment restrictions.

Investments Categories

Equity Investments

•	A minimum of 0% may be allocated to Equity Investments

•	A maximum of 20% in any one fund in the Equity Investment category

•	A maximum of 70% may be allocated to Equity and Limited investments combined

Limited Investments

•	A minimum of 0% may be allocated to Limited Investments

•	A maximum of 20% may be allocated to Limited Investments

•	A maximum of 70% may be allocated to Equity and Limited investments combined

Fixed Investments

•	A minimum of 30% must be allocated to Fixed Investments

•	A maximum of 100% may be allocated to Fixed Investments

Equity Investments — Maximum of 70% of total model allocation, no one Fund to exceed 20%

•	AB VPS International Value Portfolio

•	AB VPS Small/Mid Cap Value Portfolio

•	HIMCO VIT American Funds Asset Allocation Fund

•	HIMCO VIT American Funds Blue Chip Income and Growth Fund

•	HIMCO VIT American Funds Global Growth and Income Fund

•	HIMCO VIT American Funds Global Growth Fund

•	HIMCO VIT American Funds Growth Fund

•	HIMCO VIT American Funds Growth-Income Fund

•	HIMCO VIT American Funds International Fund

APP F-2

•	Fidelity VIP Contrafund Portfolio

•	Fidelity VIP Mid Cap Portfolio

•	Franklin Flex Cap Growth VIP Fund

•	Franklin Rising Dividends VIP Fund

•	Hartford Capital Appreciation HLS Fund

•	Hartford Disciplined Equity HLS Fund

•	Hartford Dividend and Growth HLS Fund

•	Hartford Global Growth HLS Fund

•	Hartford Growth Opportunities HLS Fund

•	HIMCO VIT Index Fund

•	Hartford International Opportunities HLS Fund

•	Hartford Value HLS Fund

•	Invesco V.I. Core Equity Fund

•	Invesco V.I. International Growth Fund

•	Lord Abbett Fundamental Equity

•	Lord Abbett Growth and Income Portfolio

•	MFS Growth Series

•	MFS Investors Trust Series

•	MFS Value Series

•	Franklin Mutual Global Discovery VIP Fund

•	Franklin Mutual Shares VIP Fund

•	Putnam VT Equity Income Fund

•	Putnam VT Investors Fund

•	Putnam VT Growth Opportunities Fund

•	Templeton Foreign VIP Fund

•	Templeton Growth VIP Fund

Limited Investments — Maximum of 20% of total Funds, Limited and Equity allocations combined cannot exceed 70% of total model allocation

•	HIMCO VIT American Funds Global Bond Fund

•	HIMCO VIT American Funds Global Small Capitalization Fund

•	HIMCO VIT American Funds New World Fund

•	Fidelity VIP Strategic Income Portfolio

•	Franklin Income VIP Fund

•	Franklin Small Cap Value VIP Fund

•	Franklin Small-Mid Cap Growth VIP Fund

•	Franklin Strategic Income VIP Fund

•	Hartford High Yield HLS Fund

•	Hartford Small Company HLS Fund

•	Invesco V.I. Mid Cap Core Equity Fund

•	Invesco V.I. Small Cap Equity Fun

•	Lord Abbett Bond-Debenture Portfolio

•	Templeton Global Bond VIP Fund

Fixed Investments — Minimum of 30% allocated to the model

•	HIMCO VIT American Funds Bond Fund

•	Hartford Ultrashort HLS Fund

•	Hartford Total Return Bond HLS Fund

•	Hartford U.S. Government Securities HLS Fund

•	MFS Total Return Bond Series

Approved individual sub-accounts: Multi-Asset Investments

•	A minimum of 0% may be allocated to Multi-Asset Investments

•	A maximum of 100% may be allocated to Multi-Asset Investments

•	No limit per Fund; Cannot be combined with Funds in any other category

◦	AB VPS Balanced Wealth Strategy Portfolio

◦	Invesco V.I. Balanced Risk Allocation Fund

◦	MFS Total Return Series

APP F-3

PORTFOLIO PLANNER MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 131[1]	2016 Series 132[2]	2016 Series 216[3]	2016 Series 316[4]	2016 Series 416[5]
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	14%	17%	18%	17%	14%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Small Company HLS Fund	2%	3%	3%	4%	5%
Hartford Total Return Bond HLS Fund	20%	14%	10%	7%	4%
HIMCO VIT American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Equity Income Fund	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

(1) Formerly Ultra Conservative.
(2) Formerly Conservative.
(3) Formerly Balanced.
(4) Formerly Moderate Growth.
(5) Formerly Growth.

INVESTMENT STRATEGIES MODELS
Series 8012 (formerly Hartford Checks and Balances)

Hartford Capital Appreciation HLS Fund	33%
Hartford Dividend & Growth HLS Fund	33%
Hartford Total Return Bond HLS Fund	34%
Total	100%
Series 8013 (formerly Franklin Founding Investment Strategy)

Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
Templeton Growth VIP Fund	33%
Total	100%

APP F-4

Series 8050 (formerly American Growth Foundation Strategy)

HIMCO VIT American Funds Bond Fund	30%
HIMCO VIT American Funds Global Small Capitalization Fund	10%
HIMCO VIT American Funds Growth Fund	25%
HIMCO VIT American Funds Growth and Income Fund	20%
HIMCO VIT American Funds International Fund	15%
Total	100%
Series 8051 (formerly Core Four)

HIMCO VIT American Funds International Fund	25%
Franklin Income VIP Fund	25%
Hartford Growth Opportunities HLS Fund	25%
Hartford Total Return Bond HLS Fund	25%
Total	100%
Series 8092 (formerly Huntington World Class Growth Strategy)1

HIMCO VIT American Funds Global Growth and Income Fund	15%
Franklin Income VIP Fund	15%
Hartford Growth Opportunities HLS Fund	15%
Hartford Total Return Bond HLS Fund	25%
Invesco V.I. Government Money Market Fund	15%
Catalyst Insider Buying VA Fund	15%
Total	100%

(1)	Series 8092 is available only to Huntington Hartford’s Personal Retirement Manager contract owners.

APP G-1

Appendix G - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Products

Hartford's Personal Retirement Manager B-Share VA 1	Hartford Leaders 5
Hartford's Personal Retirement Manager C-Share VA 1 & 2	Hartford Leaders Access 5
Hartford's Personal Retirement Manager I-Share VA 1	Hartford Leaders Advisory 1
Hartford's Personal Retirement Manager L-Share VA 1	Hartford Leaders Edge 5
Hartford's Personal Retirement Manager Select B-Share VA 1	Hartford Leaders Select 3
Huntington Hartford's Personal Retirement Manager B-Share VA 1	Huntington Hartford Leaders 3

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix F - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 131[1]	2016 Series 132[2]	2016 Series 216[3]	2016 Series 316[4]	2016 Series 416[5]
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	14%	17%	18%	17%	14%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Small Company HLS Fund	2%	3%	3%	4%	5%
Hartford Total Return Bond HLS Fund	20%	14%	10%	7%	4%
HIMCO VIT American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Equity Income Fund	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

(1) Formerly Ultra Conservative.
(2) Formerly Conservative.
(3) Formerly Balanced.
(4) Formerly Moderate Growth.
(5) Formerly Growth.

APP G-2

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Hartford Life and Annuity Insurance Company

Separate Account Seven
Statement of Additional Information
Hartford's Personal Retirement Manager Series I
Huntington Hartford's Personal Retirement Manager Series I
Hartford's Personal Retirement Manager Select Series I
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2017
Date of Statement of Additional Information: May 1, 2017

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life Insurance Company Separate Account Seven as of December 31, 2016, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2016 : $ 8,960,055 ; 2015 : $ 8,645,937 ; and 2014 : $ 7,932,000 .
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will be calculated on a quarterly basis from the date the underlying fund is made available in the Separate Account for one, five and ten year periods or some other relevant periods if the underlying fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, the Total Annual Fund Operating Expenses, applicable Sales Charges, Distribution Charge, Separate Account Annual Expenses, and the Annual Maintenance Fee are deducted from a hypothetical initial Premium Payment of $1,000.00. Standardized total returns do not include charges for optional benefit riders.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

3

The Sub-Account may advertise a non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return does not include the Annual Maintenance Fee, Distribution Charge, or Sales Charges. Therefore, non-standardized total return for a SubAccount is higher than standardized total return for a Sub-Account.
The Sub-Account may also advertise adjusted non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Adjusted non-standardized total return is measured in the same manner as the standardized total return described above.
A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the SubAccount invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties). To the extent that a Sub-Account invests in a Feeder Fund (a Feeder Fund is a fund that invests all of its assets into a corresponding Master Fund), the Feeder Fund’s performance for periods pre-dating the inception of the Feeder Fund and/or its inclusion within a Separate Account may include the performance of the Master Fund since the inception of the Master Fund, as adjusted for the Feeder Fund’s operating expenses. In such case, the performance of a Feeder Fund will be lower than the corresponding Master Fund because of Feeder Fund operating expenses. Performance may include the effect of waivers and reimbursements, in the absence of which performance may have been lower.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a − b/cd +1)6 − 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A − B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7 ] - 1.

4

Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical 4 purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

SA-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life Insurance Company Separate Account Seven and the Board of Directors of Hartford Life Insurance Company
We have audited the accompanying statements of assets and liabilities as of December 31, 2016, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended for each of the following individual Sub-Accounts comprising Hartford Life Insurance Company Separate Account Seven (the “Account”):

American Century VP Value Fund	BlackRock Global Allocation V.I. Fund
American Century VP Growth Fund	BlackRock Global Opportunities V.I. Fund
AB VPS Balanced Wealth Strategy Portfolio	BlackRock Large Cap Growth V.I. Fund
AB VPS International Value Portfolio	BlackRock Equity Dividend V.I. Fund
AB VPS Small/Mid Cap Value Portfolio	UIF Core Plus Fixed Income Portfolio
AB VPS Value Portfolio	UIF Growth Portfolio
AB VPS International Growth Portfolio	UIF Mid Cap Growth Portfolio
Invesco V.I. Value Opportunities Fund	Invesco V.I. American Value Fund
Invesco V.I. Core Equity Fund	Morgan Stanley Mid Cap Growth Portfolio
Invesco V.I. Government Securities Fund	BlackRock Capital Appreciation V.I. Fund
Invesco V.I. High Yield Fund	Columbia Variable Portfolio - Asset Allocation Fund
Invesco V.I. International Growth Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
Invesco V.I. Mid Cap Core Equity Fund	Columbia Variable Portfolio - Income Opportunities Fund
Invesco V.I. Small Cap Equity Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
Invesco V.I. Balanced Risk Allocation Fund	Oppenheimer Capital Appreciation Fund/VA
Invesco V.I. Diversified Dividend Fund	Oppenheimer Global Fund/VA
Invesco V.I. Government Money Market Fund	Oppenheimer Main Street Fund®/VA
(Formerly Invesco V.I. Money Market Fund)	Oppenheimer Main Street Small Cap Fund/VA
American Century VP Mid Cap Value Fund	Oppenheimer Equity Income Fund/VA
American Funds Global Bond Fund	Putnam VT Diversified Income Fund
American Funds Global Growth and Income Fund	Putnam VT Global Asset Allocation Fund
American Funds Asset Allocation Fund	Putnam VT Growth Opportunities Fund (Merged with Putnam
American Funds Blue Chip Income and Growth Fund	VT Voyager Fund)
American Funds Bond Fund	Putnam VT International Value Fund
American Funds Global Growth Fund	Putnam VT International Equity Fund
American Funds Growth Fund	Putnam VT Small Cap Value Fund
American Funds Growth-Income Fund	JPMorgan Insurance Trust Core Bond Portfolio
American Funds International Fund	JPMorgan Insurance Trust U.S. Equity Portfolio
American Funds New World Fund	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
American Funds Global Small Capitalization Fund	JPMorgan Insurance Trust Mid Cap Value Portfolio
Columbia Variable Portfolio - Small Company	Putnam VT Equity Income Fund
Growth Fund	PIMCO All Asset Fund
Wells Fargo VT Omega Growth Fund	PIMCO StocksPLUS Global Portfolio (Formerly PIMCO
Fidelity® VIP Growth Portfolio	Global Dividend Portfolio)
Fidelity® VIP Contrafund® Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio
Fidelity® VIP Mid Cap Portfolio	Jennison 20/20 Focus Fund
Fidelity® VIP Value Strategies Portfolio	Jennison Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Prudential Value Portfolio
Fidelity® VIP Strategic Income Portfolio	Prudential SP International Growth Portfolio
Franklin Rising Dividends VIP Fund	ClearBridge Variable Dividend Strategy Portfolio
Franklin Income VIP Fund	Western Asset Variable Global High Yield Bond Portfolio
Franklin Large Cap Growth VIP Fund	Clearbridge Variable Large Cap Value Portfolio
Franklin Global Real Estate VIP Fund	Invesco V.I. Growth and Income Fund
Franklin Small-Mid Cap Growth VIP Fund	Invesco V.I. Comstock Fund
Franklin Small Cap Value VIP Fund	Invesco V.I. American Franchise Fund
Franklin Strategic Income VIP Fund	Invesco V.I. Mid Cap Growth Fund
Franklin Mutual Shares VIP Fund	Wells Fargo VT Index Asset Allocation Fund
Templeton Developing Markets VIP Fund	Wells Fargo VT Total Return Bond Fund
Templeton Foreign VIP Fund	Wells Fargo VT Intrinsic Value Fund
Templeton Growth VIP Fund	Wells Fargo VT International Equity Fund
Franklin Mutual Global Discovery VIP Fund	Wells Fargo VT Small Cap Growth Fund
Franklin Flex Cap Growth VIP Fund	Wells Fargo VT Discovery Fund
Templeton Global Bond VIP Fund	Wells Fargo VT Small Cap Value Fund
Hartford Balanced HLS Fund	Wells Fargo VT Opportunity Fund
Hartford Total Return Bond HLS Fund	HIMCO VIT Index Fund
Hartford Capital Appreciation HLS Fund	HIMCO VIT Portfolio Diversifier Fund
Hartford Dividend and Growth HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
Hartford Healthcare HLS Fund	HIMCO VIT American Funds Blue Chip Income and Growth
Hartford Global Growth HLS Fund	Fund
Hartford Disciplined Equity HLS Fund	HIMCO VIT American Funds Bond Fund
Hartford Growth Opportunities HLS Fund	HIMCO VIT American Funds Global Bond Fund
Hartford High Yield HLS Fund	HIMCO VIT American Funds Global Growth and Income
Hartford International Opportunities HLS Fund	Fund
Hartford Small/Mid Cap Equity HLS Fund	HIMCO VIT American Funds Global Growth Fund
Hartford MidCap HLS Fund	HIMCO VIT American Funds Global Small Capitalization
Hartford MidCap Value HLS Fund	Fund
Hartford Ultrashort Bond HLS Fund	HIMCO VIT American Funds Growth Fund
Hartford Small Company HLS Fund	HIMCO VIT American Funds Growth-Income Fund
Hartford SmallCap Growth HLS Fund	HIMCO VIT American Funds International Fund
Hartford Stock HLS Fund	HIMCO VIT American Funds New World Fund
Hartford U.S. Government Securities HLS Fund	MFS® Core Equity Portfolio (Merged with MFS® Core
Hartford Value HLS Fund	Equity Fund)
Catalyst Dividend Capture VA Fund (Formerly	MFS® Massachusetts Investors Growth Stock Portfolio
Huntington VA Dividend Capture Fund)	(Merged with MFS® Investors Growth Stock Fund)
Catalyst Insider Buying VA Fund (Formerly	MFS® Research International Portfolio (Merged with
Huntington VA Situs Fund)	MFS® Research International Fund)
Lord Abbett Fundamental Equity Fund	Columbia Variable Portfolio - Large Cap Growth Fund
Lord Abbett Calibrated Dividend Growth Fund	(Merged with Columbia Variable Portfolio- Large Cap
Lord Abbett Bond Debenture Fund	Growth Fund II and Variable Portfolio- Large Cap Growth
Lord Abbett Growth and Income Fund	Fund III)
MFS® Growth Fund	Columbia Variable Portfolio - Select International Equity
MFS® Global Equity Fund	Fund (Merged with Columbia Variable Portfolio-
MFS® Investors Trust Fund	International Opportunities Fund)
MFS® Mid Cap Growth Fund	Variable Portfolio - Loomis Sayles Growth Fund (Merged
MFS® New Discovery Fund	with Variable Portfolio- Loomis Sayles Growth Fund II)
MFS® Total Return Fund	Sterling Capital Equity Income VIF
MFS® Value Fund	Sterling Capital Special Opportunities VIF
MFS® Total Return Bond Series	Sterling Capital Total Return Bond VIF
MFS® Research Fund	Huntington VA International Equity Fund
MFS® High Yield Portfolio

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2016, the results of their operations for each of the periods then ended, the changes in their net assets for each of the periods in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Hartford, CT
April 20, 2017

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities
December 31, 2016

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,357,814	4,843,998	2,065,868	241,029	541,877	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,933,622	81,729	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	16,246,579	30,580,107	95,179,432
class S2	—	—	—	—	—	—	—	—	1,322,320	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total investments	1,933,622	81,729	4,357,814	4,843,998	2,065,868	241,029	541,877	16,246,579	31,902,427	95,179,432
Due from Sponsor Company	—	—	6,696	—	—	—	—	—	—	—
Receivable for fund shares sold	73	3	—	15,793	180	19	53	5,873	10,201	19,903
Other assets	1	—	1	1	—	—	—	3	1	2
Total assets	1,933,696	81,732	4,364,511	4,859,792	2,066,048	241,048	541,930	16,252,455	31,912,629	95,199,337

Liabilities:
Due to Sponsor Company	73	3	—	15,793	180	19	53	5,873	10,201	19,903
Payable for fund shares purchased	—	—	6,696	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	—	—
Total liabilities	73	3	6,696	15,793	180	20	53	5,873	10,201	19,903

Net assets:
For contract liabilities	$1,933,623	$81,729	$4,357,815	$4,843,999	$2,065,868	$241,028	$541,877	$16,246,582	$31,902,428	$95,179,434

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,357,815	4,843,999	2,065,868	241,028	541,877	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,933,623	81,729	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	16,246,582	30,580,107	95,179,434
class S2	—	—	—	—	—	—	—	—	1,322,321	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total contract liabilities	$1,933,623	$81,729	$4,357,815	$4,843,999	$2,065,868	$241,028	$541,877	$16,246,582	$31,902,428	$95,179,434

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	418,216	368,085	102,677	15,692	31,707	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	184,330	6,168	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	2,507,188	884,330	8,327,159
class S2	—	—	—	—	—	—	—	—	38,766	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—
Total shares	184,330	6,168	418,216	368,085	102,677	15,692	31,707	2,507,188	923,096	8,327,159

Cost	$1,313,129	$71,956	$4,716,994	$4,869,710	$1,860,299	$193,387	$525,362	$19,973,231	$27,368,585	$100,414,886

Deferred contracts in the accumulation period:
Units owned by participants #	102,221	5,234	320,168	683,948	96,375	15,201	69,760	9,727,608	2,066,708	71,567,414
Minimum unit fair value #*	$17.962488	$15.613557	$11.857161	$6.264086	$18.805470	$12.226389	$6.808571	$1.488128	$1.214340	$1.173264
Maximum unit fair value #*	$19.937244	$15.613557	$18.288255	$13.458962	$31.342038	$13.593127	$13.643058	$22.829904	$20.713025	$10.030434
Contract liability	$1,933,623	$81,729	$4,357,815	$4,773,323	$2,065,868	$203,329	$541,877	$16,038,069	$31,484,815	$94,264,767

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	10,467	—	2,873	—	119,561	35,765	668,716
Minimum unit fair value #*	$—	$—	$—	$6.752553	$—	$13.121332	$—	$1.683633	$1.349289	$1.327473
Maximum unit fair value #*	$—	$—	$—	$6.752553	$—	$13.121332	$—	$1.777541	$18.187751	$1.401525
Contract liability	$—	$—	$—	$70,676	$—	$37,699	$—	$208,513	$417,613	$914,667

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	24,561,112	40,552,639
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	140,836	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	580,339	24,355,468	32,798,373	19,791,309	—	—	55,417,811	—	—	—
class S2	—	9,852,757	62,879	3,563,353	1,847,282	7,639	778,270	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	580,339	34,208,225	32,861,252	23,354,662	1,847,282	7,639	56,196,081	140,836	24,561,112	40,552,639
Due from Sponsor Company	—	—	—	—	155	—	—	—	—	—
Receivable for fund shares sold	610	37,971	6,618	7,793	—	1	13,294	5	71	12,454
Other assets	—	—	—	2	—	—	4	—	—	—
Total assets	580,949	34,246,196	32,867,870	23,362,457	1,847,437	7,640	56,209,379	140,841	24,561,183	40,565,093

Liabilities:
Due to Sponsor Company	610	37,971	6,618	7,793	—	1	13,294	5	71	12,454
Payable for fund shares purchased	—	—	—	—	155	—	—	—	—	—
Other liabilities	2	1	—	—	—	—	—	—	3	—
Total liabilities	612	37,972	6,618	7,793	155	1	13,294	5	74	12,454

Net assets:
For contract liabilities	$580,337	$34,208,224	$32,861,252	$23,354,664	$1,847,282	$7,639	$56,196,085	$140,836	$24,561,109	$40,552,639

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	24,561,109	40,552,639
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	140,836	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	580,337	24,355,467	32,798,373	19,791,313	—	—	55,417,814	—	—	—
class S2	—	9,852,757	62,879	3,563,351	1,847,282	7,639	778,271	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$580,337	$34,208,224	$32,861,252	$23,354,664	$1,847,282	$7,639	$56,196,085	$140,836	$24,561,109	$40,552,639

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	2,204,768	3,119,434
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	6,665	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	107,470	740,512	2,548,437	1,076,785	—	—	55,417,811	—	—	—
class S2	—	303,723	4,986	202,694	164,642	291	778,270	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	107,470	1,044,235	2,553,423	1,279,479	164,642	291	56,196,081	6,665	2,204,768	3,119,434

Cost	$592,703	$29,448,117	$32,113,995	$22,405,035	$1,921,025	$4,545	$56,196,081	$110,283	$25,164,168	$35,292,517

Deferred contracts in the accumulation period:
Units owned by participants #	163,765	11,440,772	13,670,894	1,080,665	144,195	424	5,935,050	7,027	2,026,052	2,768,361
Minimum unit fair value #*	$1.791793	$2.007939	$2.153119	$15.812308	$12.181854	$18.028771	$9.072730	$19.061376	$10.690698	$13.315411
Maximum unit fair value #*	$20.889556	$17.676996	$19.729228	$25.318699	$13.598736	$18.028771	$9.835884	$21.179596	$13.232531	$20.529468
Contract liability	$577,263	$34,158,845	$32,648,777	$23,308,715	$1,847,282	$7,639	$55,850,375	$140,836	$24,312,400	$40,372,289

Contracts in payout (annuitization) period:
Units owned by participants #	1,524	20,990	84,724	1,980	—	—	36,250	—	20,060	12,197
Minimum unit fair value #*	$2.016745	$2.271717	$2.435986	$22.785921	$—	$—	$9.421192	$—	$12.067454	$14.588388
Maximum unit fair value #*	$2.016745	$2.398449	$2.571879	$23.863795	$—	$—	$9.540318	$—	$12.572050	$15.147233
Contract liability	$3,074	$49,379	$212,475	$45,949	$—	$—	$345,710	$—	$248,709	$180,350

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,334,454
class 2	148,582,359	84,142,061	123,541,318	43,944,517	375,951,329	337,129,144	75,344,607	28,455,122	31,146,911	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	148,582,359	84,142,061	123,541,318	43,944,517	375,951,329	337,129,144	75,344,607	28,455,122	31,146,911	4,334,454
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	43,715	24,926	61,499	5,474	172,782	147,755	14,496	3,717	3,099	2,669
Other assets	—	4	—	—	—	—	5	3	—	3
Total assets	148,626,074	84,166,991	123,602,817	43,949,991	376,124,111	337,276,899	75,359,108	28,458,842	31,150,010	4,337,126

Liabilities:
Due to Sponsor Company	43,715	24,926	61,499	5,474	172,782	147,755	14,496	3,717	3,099	2,669
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	1	—	5	4	—	—	3	—
Total liabilities	43,716	24,926	61,500	5,474	172,787	147,759	14,496	3,717	3,102	2,669

Net assets:
For contract liabilities	$148,582,358	$84,142,065	$123,541,317	$43,944,517	$375,951,324	$337,129,140	$75,344,612	$28,455,125	$31,146,908	$4,334,457

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,334,457
class 2	148,582,358	84,142,065	123,541,317	43,944,517	375,951,324	337,129,140	75,344,612	28,455,125	31,146,908	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$148,582,358	$84,142,065	$123,541,317	$43,944,517	$375,951,324	$337,129,140	$75,344,612	$28,455,125	$31,146,908	$4,334,457

Shares:
class 1	—	—	—	—	—	—	—	—	—	283,113
class 2	6,914,023	6,283,948	11,578,380	1,842,537	5,617,922	7,662,026	4,495,502	1,456,250	1,579,458	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	6,914,023	6,283,948	11,578,380	1,842,537	5,617,922	7,662,026	4,495,502	1,456,250	1,579,458	283,113

Cost	$117,028,450	$69,466,310	$126,244,853	$39,862,454	$329,771,561	$295,541,878	$78,782,708	$26,849,753	$30,658,111	$4,000,291

Deferred contracts in the accumulation period:
Units owned by participants #	7,384,092	44,817,515	7,970,744	2,098,597	18,871,007	15,502,787	4,999,563	1,137,820	1,439,983	1,829,468
Minimum unit fair value #*	$17.884670	$1.658023	$11.835007	$14.877233	$14.321718	$19.251775	$10.606094	$15.740655	$16.168383	$1.635630
Maximum unit fair value #*	$24.277941	$24.128677	$17.763289	$26.170007	$27.055256	$26.908014	$18.374685	$30.971190	$26.561986	$23.164823
Contract liability	$146,637,214	$82,979,547	$122,283,213	$43,653,494	$372,823,713	$333,918,460	$74,734,329	$28,258,484	$30,983,488	$4,287,887

Contracts in payout (annuitization) period:
Units owned by participants #	90,842	603,781	78,249	13,446	139,674	138,824	36,561	7,346	6,904	25,295
Minimum unit fair value #*	$19.962059	$1.877291	$14.944131	$18.280241	$16.187178	$21.451573	$13.162073	$24.608585	$18.583519	$1.841082
Maximum unit fair value #*	$24.277941	$1.983714	$17.763289	$26.170007	$27.055256	$26.908014	$18.086392	$29.036688	$26.561986	$1.841082
Contract liability	$1,945,144	$1,162,518	$1,258,104	$291,023	$3,127,611	$3,210,680	$610,283	$196,641	$163,420	$46,570

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$652,176	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	6,599	—	—	—	—	—	—	162,087,059	326,498,089	21,434,365
class 4	—	—	—	—	—	—	—	1,261,868	36,044,853	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,750,450	15,545,761	13,298,986	581,883	337,302	109,811	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	658,775	1,750,450	15,545,761	13,298,986	581,883	337,302	109,811	163,348,927	362,542,942	21,434,365
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	64	27,583	2,660	23,946	59	37	4	55,264	116,901	2,927
Other assets	1	—	—	—	—	1	—	2	—	3
Total assets	658,840	1,778,033	15,548,421	13,322,932	581,942	337,340	109,815	163,404,193	362,659,843	21,437,295

Liabilities:
Due to Sponsor Company	64	27,583	2,660	23,946	59	37	4	55,264	116,901	2,927
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	2	2	—	—	1	—	5	—
Total liabilities	64	27,586	2,662	23,948	59	37	5	55,264	116,906	2,927

Net assets:
For contract liabilities	$658,776	$1,750,447	$15,545,759	$13,298,984	$581,883	$337,303	$109,810	$163,348,929	$362,542,937	$21,434,368

Contract Liabilities:
class 1	$652,177	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	6,599	—	—	—	—	—	—	162,087,059	326,498,084	21,434,368
class 4	—	—	—	—	—	—	—	1,261,870	36,044,853	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,750,447	15,545,759	13,298,984	581,883	337,303	109,810	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$658,776	$1,750,447	$15,545,759	$13,298,984	$581,883	$337,303	$109,810	$163,348,929	$362,542,937	$21,434,368

Shares:
class 1	29,377	—	—	—	—	—	—	—	—	—
class 2	309	—	—	—	—	—	—	6,512,136	21,228,745	1,226,222
class 4	—	—	—	—	—	—	—	50,515	2,294,389	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	29,953	479,068	402,634	36,689	27,580	10,001	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	29,686	29,953	479,068	402,634	36,689	27,580	10,001	6,562,651	23,523,134	1,226,222

Cost	$736,199	$1,642,413	$11,930,517	$11,155,925	$358,143	$324,931	$115,223	$136,257,332	$352,978,493	$20,786,794

Deferred contracts in the accumulation period:
Units owned by participants #	410,201	106,492	895,023	778,194	32,475	17,469	7,390	6,695,250	17,802,291	1,299,349
Minimum unit fair value #*	$1.222334	$14.409668	$14.635136	$15.253100	$15.048873	$16.170902	$14.801054	$17.943392	$12.987561	$14.826187
Maximum unit fair value #*	$26.489160	$24.658961	$25.080544	$27.121828	$29.841260	$26.530138	$14.968580	$27.221777	$23.783499	$19.819755
Contract liability	$658,776	$1,692,692	$15,465,157	$13,291,725	$581,883	$332,255	$109,810	$161,614,122	$357,814,110	$21,272,582

Contracts in payout (annuitization) period:
Units owned by participants #	—	3,835	5,084	433	—	299	—	68,813	217,955	9,484
Minimum unit fair value #*	$—	$15.060705	$15.707391	$16.370606	$—	$16.901476	$—	$24.291859	$14.000562	$16.738876
Maximum unit fair value #*	$—	$15.060705	$16.272559	$16.959675	$—	$16.901476	$—	$25.657230	$22.416677	$17.629724
Contract liability	$—	$57,755	$80,602	$7,259	$—	$5,048	$—	$1,734,807	$4,728,827	$161,786

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$88,539,576	$—	$13,220,880	$—	$—	$—	$—
class 2	855,301	43,659,161	10,830,969	448,241	183,847,054	—	60,053,199	100,611,742	56,677,475	8,962,114
class 4	—	2,113,057	3,913,006	19,505,383	23,569,246	1,692,776	4,883,657	10,318,455	5,140,875	1,117,850
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	855,301	45,772,218	14,743,975	108,493,200	207,416,300	14,913,656	64,936,856	110,930,197	61,818,350	10,079,964
Due from Sponsor Company	—	—	470	—	—	—	—	—	—	—
Receivable for fund shares sold	65	26,282	—	96,911	88,301	1,344	18,879	33,677	15,493	883
Other assets	—	—	—	—	—	—	2	—	—	—
Total assets	855,366	45,798,500	14,744,445	108,590,111	207,504,601	14,915,000	64,955,737	110,963,874	61,833,843	10,080,847

Liabilities:
Due to Sponsor Company	65	26,282	—	96,911	88,301	1,344	18,879	33,677	15,493	883
Payable for fund shares purchased	—	—	470	—	—	—	—	—	—	—
Other liabilities	2	—	3	2	4	—	—	—	4	—
Total liabilities	67	26,282	473	96,913	88,305	1,344	18,879	33,677	15,497	883

Net assets:
For contract liabilities	$855,299	$45,772,218	$14,743,972	$108,493,198	$207,416,296	$14,913,656	$64,936,858	$110,930,197	$61,818,346	$10,079,964

Contract Liabilities:
class 1	$—	$—	$—	$88,539,573	$—	$13,220,879	$—	$—	$—	$—
class 2	855,299	43,659,161	10,830,967	448,241	183,847,051	—	60,053,201	100,611,742	56,677,472	8,962,115
class 4	—	2,113,057	3,913,005	19,505,384	23,569,245	1,692,777	4,883,657	10,318,455	5,140,874	1,117,849
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$855,299	$45,772,218	$14,743,972	$108,493,198	$207,416,296	$14,913,656	$64,936,858	$110,930,197	$61,818,346	$10,079,964

Shares:
class 1	—	—	—	8,041,741	—	1,781,790	—	—	—	—
class 2	55,467	2,683,415	559,451	42,128	9,155,730	—	4,412,432	7,343,923	2,875,569	1,521,581
class 4	—	125,702	198,227	1,789,485	1,165,064	229,063	356,211	746,092	256,531	196,114
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	55,467	2,809,117	757,678	9,873,354	10,320,794	2,010,853	4,768,643	8,090,015	3,132,100	1,717,695

Cost	$869,710	$55,750,704	$13,673,306	$118,124,878	$173,939,028	$18,316,552	$67,349,364	$99,074,490	$60,933,516	$15,105,033

Deferred contracts in the accumulation period:
Units owned by participants #	36,800	2,891,547	852,417	5,596,975	9,646,193	917,182	4,934,973	7,039,565	2,283,180	637,100
Minimum unit fair value #*	$18.169348	$10.637417	$15.306266	$11.598931	$12.970943	$6.789681	$8.905537	$10.601385	$13.478282	$14.285109
Maximum unit fair value #*	$23.224410	$24.301278	$28.608376	$25.278375	$28.383954	$22.881541	$16.202009	$19.403504	$33.074619	$21.023945
Contract liability	$834,344	$45,510,108	$14,722,583	$107,126,208	$205,337,974	$14,867,716	$64,420,883	$109,942,099	$61,394,009	$10,057,783

Contracts in payout (annuitization) period:
Units owned by participants #	943	13,080	1,226	61,513	83,841	2,938	35,830	55,637	16,410	1,401
Minimum unit fair value #*	$22.230034	$12.122657	$16.562961	$13.334530	$13.982886	$7.287251	$13.059425	$15.937966	$14.529693	$14.930492
Maximum unit fair value #*	$22.230034	$21.942452	$19.631823	$23.699767	$26.610994	$21.452164	$14.994380	$18.191343	$31.173690	$16.699586
Contract liability	$20,955	$262,110	$21,389	$1,366,990	$2,078,322	$45,940	$515,975	$988,098	$424,337	$22,181

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	234,427	—	—	—	—	—	—	—	—	—
class 4	13,103,666	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	4,720,636	90,638,998	90,632,925	69,672,951	—	230,784	11,284,081	22,359,219	6,770,155
class IB	—	8,094,318	20,827,613	18,897,083	14,896,804	97,536	673,097	196,052	981,755	483,599
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	13,338,093	12,814,954	111,466,611	109,530,008	84,569,755	97,536	903,881	11,480,133	23,340,974	7,253,754
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	24,262	2,748	79,097	77,004	106,276	8	136	26,384	33,491	5,583
Other assets	—	—	—	4	—	—	—	2	—	—
Total assets	13,362,355	12,817,702	111,545,708	109,607,016	84,676,031	97,544	904,017	11,506,519	23,374,465	7,259,337

Liabilities:
Due to Sponsor Company	24,262	2,748	79,097	77,004	106,276	8	136	26,384	33,491	5,583
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	3	—	5	—	6	—	—	1
Total liabilities	24,262	2,748	79,100	77,004	106,281	8	142	26,384	33,491	5,584

Net assets:
For contract liabilities	$13,338,093	$12,814,954	$111,466,608	$109,530,012	$84,569,750	$97,536	$903,875	$11,480,135	$23,340,974	$7,253,753

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	234,426	—	—	—	—	—	—	—	—	—
class 4	13,103,667	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	4,720,636	90,638,997	90,632,928	69,672,948	—	230,782	11,284,084	22,359,218	6,770,155
class IB	—	8,094,318	20,827,611	18,897,084	14,896,802	97,536	673,093	196,051	981,756	483,598
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$13,338,093	$12,814,954	$111,466,608	$109,530,012	$84,569,750	$97,536	$903,875	$11,480,135	$23,340,974	$7,253,753

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	14,426	—	—	—	—	—	—	—	—	—
class 4	787,954	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	171,910	8,173,038	2,155,361	3,152,622	—	10,424	789,096	749,555	834,791
class IB	—	290,535	1,888,270	455,351	676,820	4,735	30,665	13,836	34,160	60,601
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	802,380	462,445	10,061,308	2,610,712	3,829,442	4,735	41,089	802,932	783,715	895,392

Cost	$14,322,855	$10,671,929	$111,618,129	$106,440,973	$76,568,074	$83,364	$861,885	$10,893,909	$22,513,270	$7,535,083

Deferred contracts in the accumulation period:
Units owned by participants #	971,278	4,301,091	18,125,588	11,984,429	8,487,062	20,225	221,110	671,240	1,434,026	453,677
Minimum unit fair value #*	$10.652979	$1.363406	$1.372849	$1.931537	$1.966110	$4.589350	$1.139425	$2.370035	$2.597749	$2.253645
Maximum unit fair value #*	$14.818066	$20.305603	$13.939909	$26.022870	$25.780508	$4.857765	$23.269366	$27.932790	$28.097800	$21.572215
Contract liability	$13,316,873	$12,664,418	$111,091,135	$109,251,395	$84,206,106	$97,536	$840,976	$11,279,876	$23,311,716	$7,240,821

Contracts in payout (annuitization) period:
Units owned by participants #	1,520	86,388	203,706	103,204	130,115	—	16,407	13,201	1,760	1,882
Minimum unit fair value #*	$13.581119	$1.534692	$1.545239	$2.174182	$2.213107	$—	$2.738485	$2.431438	$16.625537	$2.253645
Maximum unit fair value #*	$14.069697	$1.869573	$12.611786	$14.962501	$17.190838	$—	$12.875433	$18.153649	$16.625537	$17.284884
Contract liability	$21,220	$150,536	$375,473	$278,617	$363,644	$—	$62,899	$200,259	$29,258	$12,932

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	3,777,162	1,356,315	—	—	54,003,991	1,159,071	1,100,911	722,145	3,307,276	1,087,442
class IB	2,945,859	319,137	708,498	416,876	3,720,562	1,566,905	59,951	5,912,304	1,400,965	294,646
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	6,723,021	1,675,452	708,498	416,876	57,724,553	2,725,976	1,160,862	6,634,449	4,708,241	1,382,088
Due from Sponsor Company	—	29,308	—	—	—	—	—	—	—	—
Receivable for fund shares sold	6,653	—	130	50	9,768	231	104	1,416	353	2,729
Other assets	2	1	—	—	2	—	—	—	—	—
Total assets	6,729,676	1,704,761	708,628	416,926	57,734,323	2,726,207	1,160,966	6,635,865	4,708,594	1,384,817

Liabilities:
Due to Sponsor Company	6,653	—	130	50	9,768	231	104	1,416	353	2,729
Payable for fund shares purchased	—	29,308	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	1	4	—	2
Total liabilities	6,653	29,308	130	51	9,768	231	105	1,420	353	2,731

Net assets:
For contract liabilities	$6,723,023	$1,675,453	$708,498	$416,875	$57,724,555	$2,725,976	$1,160,861	$6,634,445	$4,708,241	$1,382,086

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	3,777,162	1,356,316	—	—	54,003,992	1,159,072	1,100,910	722,142	3,307,276	1,087,440
class IB	2,945,861	319,137	708,498	416,875	3,720,563	1,566,904	59,951	5,912,303	1,400,965	294,646
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$6,723,023	$1,675,453	$708,498	$416,875	$57,724,555	$2,725,976	$1,160,861	$6,634,445	$4,708,241	$1,382,086

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	267,126	168,906	—	—	5,378,883	71,725	41,125	10,691	321,094	71,215
class IB	205,860	39,942	21,360	35,002	371,314	104,113	2,295	87,550	136,281	19,308
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	472,986	208,848	21,360	35,002	5,750,197	175,838	43,420	98,241	457,375	90,523

Cost	$5,957,803	$1,730,752	$567,271	$437,955	$57,541,265	$3,181,361	$1,123,720	$4,854,033	$4,825,579	$1,079,364

Deferred contracts in the accumulation period:
Units owned by participants #	1,186,032	89,432	85,844	33,243	51,189,329	688,299	69,179	3,331,051	591,593	122,765
Minimum unit fair value #*	$1.473875	$16.148179	$7.919670	$2.607701	$0.815543	$1.854234	$2.762886	$1.339786	$1.120786	$2.103971
Maximum unit fair value #*	$17.001076	$29.358879	$7.919670	$30.313621	$9.751182	$23.769976	$33.411557	$25.669399	$11.642669	$24.842421
Contract liability	$6,627,246	$1,675,453	$679,853	$416,875	$56,862,452	$2,704,253	$1,160,861	$6,535,471	$4,708,241	$1,379,571

Contracts in payout (annuitization) period:
Units owned by participants #	18,200	—	3,617	—	828,953	7,746	—	55,980	—	153
Minimum unit fair value #*	$1.659097	$—	$7.919670	$—	$0.917883	$2.087177	$—	$1.508169	$—	$16.420434
Maximum unit fair value #*	$10.396487	$—	$7.919670	$—	$1.070228	$15.115020	$—	$1.870023	$—	$16.420434
Contract liability	$95,777	$—	$28,645	$—	$862,103	$21,723	$—	$98,974	$—	$2,515

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	25,810,779	4,771,581	49,031,734	14,169,738
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	986,135	—	211,877	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,432,057	3,283,453	9,315,754	1,754,695	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	3,991,886	3,742,390
Total investments	3,991,886	3,742,390	1,432,057	3,283,453	9,315,754	1,754,695	26,796,914	4,771,581	49,243,611	14,169,738
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	900	969	13,987	2,390	27,075	988	11,026	478	10,921	1,498
Other assets	1	—	—	—	—	1	—	1	—	—
Total assets	3,992,787	3,743,359	1,446,044	3,285,843	9,342,829	1,755,684	26,807,940	4,772,060	49,254,532	14,171,236

Liabilities:
Due to Sponsor Company	900	969	13,987	2,390	27,075	988	11,026	478	10,921	1,498
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	—	—	1	—	4	1
Total liabilities	900	970	13,987	2,390	27,075	988	11,027	478	10,925	1,499

Net assets:
For contract liabilities	$3,991,887	$3,742,389	$1,432,057	$3,283,453	$9,315,754	$1,754,696	$26,796,913	$4,771,582	$49,243,607	$14,169,737

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	25,810,779	4,771,582	49,031,730	14,169,737
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	986,134	—	211,877	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,432,057	3,283,453	9,315,754	1,754,696	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	3,991,887	3,742,389
Total contract liabilities	$3,991,887	$3,742,389	$1,432,057	$3,283,453	$9,315,754	$1,754,696	$26,796,913	$4,771,582	$49,243,607	$14,169,737

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	665,913	256,675	1,917,549	1,780,118
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	26,248	—	8,381	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	78,254	226,915	780,214	47,786	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	321,926	277,214
Total shares	321,926	277,214	78,254	226,915	780,214	47,786	692,161	256,675	1,925,930	1,780,118

Cost	$3,960,694	$4,726,920	$1,376,126	$3,288,585	$8,824,690	$1,121,488	$23,229,603	$4,083,782	41,413,417	13,445,455

Deferred contracts in the accumulation period:
Units owned by participants #	715,299	1,452,940	69,743	183,230	566,673	116,670	1,892,970	217,130	3,071,260	1,567,657
Minimum unit fair value #*	$2.003790	$1.862571	$17.517395	$17.118379	$15.000996	$14.138575	$9.745322	$18.457035	$14.076730	$8.053161
Maximum unit fair value #*	$22.187111	$25.001494	$21.460226	$22.225112	$19.301595	$20.877488	$26.339016	$27.065192	$21.674837	$27.424652
Contract liability	$3,989,358	$3,740,541	$1,432,057	$3,283,453	$9,299,088	$1,754,696	$26,672,109	$4,733,982	$48,784,217	$14,122,914

Contracts in payout (annuitization) period:
Units owned by participants #	1,141	859	—	—	999	—	7,696	1,633	26,777	4,971
Minimum unit fair value #*	$2.217119	$2.150676	$—	$—	$16.677504	$—	$10.956465	$20.939354	$15.661652	$8.961219
Maximum unit fair value #*	$2.217119	$2.150676	$—	$—	$16.677504	$—	$17.740869	$25.509704	$18.815519	$9.611318
Contract liability	$2,529	$1,848	$—	$—	$16,666	$—	$124,804	$37,600	$459,390	$46,823

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	36,378	443,861	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	200,286	—	—	705,620
class INIT	29,947,208	146,764,901	43,396,473	65,911,782	3,649,102	30,652,922	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	90,134	8,869,857	19,756,523	12,687,744	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	30,037,342	155,634,758	63,152,996	78,599,526	3,649,102	30,652,922	200,286	36,378	443,861	705,620
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	7,534	83,005	53,179	33,157	371	10,895	8	5	52	27
Other assets	1	—	2	2	—	—	—	—	—	—
Total assets	30,044,877	155,717,763	63,206,177	78,632,685	3,649,473	30,663,817	200,294	36,383	443,913	705,647

Liabilities:
Due to Sponsor Company	7,534	83,005	53,179	33,157	371	10,895	8	5	52	27
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	—	—	1	1	1	—	1	—
Total liabilities	7,534	83,008	53,179	33,157	372	10,896	9	5	53	27

Net assets:
For contract liabilities	$30,037,343	$155,634,755	$63,152,998	$78,599,528	$3,649,101	$30,652,921	$200,285	$36,378	$443,860	$705,620

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	36,378	443,860	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	200,285	—	—	705,620
class INIT	29,947,209	146,764,898	43,396,477	65,911,784	3,649,101	30,652,921	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	90,134	8,869,857	19,756,521	12,687,744	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$30,037,343	$155,634,755	$63,152,998	$78,599,528	$3,649,101	$30,652,921	$200,285	$36,378	$443,860	$705,620

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	2,243	33,248	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	14,980	—	—	63,398
class INIT	1,850,878	6,331,532	2,296,110	5,035,277	140,350	5,303,274	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	6,005	388,858	1,062,750	985,839	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	1,856,883	6,720,390	3,358,860	6,021,116	140,350	5,303,274	14,980	2,243	33,248	63,398

Cost	$29,150,126	$137,715,235	$50,525,161	$77,555,638	$3,340,214	$32,192,646	$219,835	$32,659	$392,009	$615,416

Deferred contracts in the accumulation period:
Units owned by participants #	1,470,881	8,024,407	2,643,772	5,745,058	185,613	2,733,996	16,468	2,138	23,745	40,661
Minimum unit fair value #*	$14.288949	$13.232588	$15.668935	$11.126432	$18.018529	$10.740269	$12.112325	$16.965646	$15.491046	$16.574538
Maximum unit fair value #*	$30.253960	$24.211592	$31.754275	$15.134810	$23.259555	$11.501580	$12.220278	$17.122152	$25.150778	$17.538930
Contract liability	$29,736,555	$154,306,803	$62,940,274	$78,543,266	$3,643,860	$30,407,802	$200,285	$36,378	$443,860	$705,620

Contracts in payout (annuitization) period:
Units owned by participants #	12,702	62,415	7,552	4,039	263	21,810	—	—	—	—
Minimum unit fair value #*	$16.252420	$14.711773	$17.420506	$13.770157	$19.926262	$11.163325	$—	$—	$—	$—
Maximum unit fair value #*	$28.133471	$22.699421	$29.929332	$14.266869	$19.926262	$11.301367	$—	$—	$—	$—
Contract liability	$300,788	$1,327,952	$212,724	$56,262	$5,241	$245,119	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$1,929,598	$7,528,291	$6,004,459	$6,786,779
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	43,794	247,564	1,299,458	—	—	—	—	—	—	—
class III	—	—	—	—	—	559,679	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	950,109	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	126,670	—	—	—	—	—
class - N/A
Total investments	43,794	247,564	1,299,458	950,109	126,670	559,679	1,929,598	7,528,291	6,004,459	6,786,779
Due from Sponsor Company	—	—	—	—	—	—	—	25,556	—	—
Receivable for fund shares sold	4	26	2,730	80	29	23	941	—	1,651	1,131
Other assets	—	—	—	—	1	—	1	1	1	—
Total assets	43,798	247,590	1,302,188	950,189	126,700	559,702	1,930,540	7,553,848	6,006,111	6,787,910

Liabilities:
Due to Sponsor Company	4	26	2,730	80	29	23	941	—	1,651	1,131
Payable for fund shares purchased	—	—	—	—	—	—	—	25,556	—	—
Other liabilities	—	2	—	1	—	—	—	—	—	—
Total liabilities	4	28	2,730	81	29	23	941	25,556	1,651	1,131

Net assets:
For contract liabilities	$43,794	$247,562	$1,299,458	$950,108	$126,671	$559,679	$1,929,599	$7,528,292	$6,004,460	$6,786,779

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$1,929,599	$7,528,292	$6,004,460	$6,786,779
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	43,794	247,562	1,299,458	—	—	—	—	—	—	—
class III	—	—	—	—	—	559,679	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	950,108	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	126,671	—	—	—	—	—
class - N/A
Total contract liabilities	$43,794	$247,562	$1,299,458	$950,108	$126,671	$559,679	$1,929,599	$7,528,292	$6,004,460	$6,786,779

Shares:
class 1	—	—	—	—	—	—	135,601	340,339	794,241	323,642
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	4,116	10,463	151,983	—	—	—	—	—	—	—
class III	—	—	—	—	—	65,383	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	56,219	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	4,917	—	—	—	—	—
class - N/A
Total shares	4,116	10,463	151,983	56,219	4,917	65,383	135,601	340,339	794,241	323,642

Cost	$41,608	$271,784	$1,610,004	$820,240	$163,213	$577,745	$2,013,109	$5,137,098	$7,033,213	$4,973,841

Deferred contracts in the accumulation period:
Units owned by participants #	4,051	17,208	99,265	53,924	9,787	36,553	1,022,239	548,805	540,980	514,387
Minimum unit fair value #*	$10.810072	$13.963132	$11.972368	$15.805692	$11.631839	$14.443338	$1.408147	$13.115961	$10.598072	$12.787005
Maximum unit fair value #*	$10.810072	$14.666750	$22.223469	$27.000785	$13.086696	$16.568841	$18.516623	$13.959804	$11.048118	$13.304866
Contract liability	$43,794	$247,562	$1,299,458	$950,108	$126,671	$559,679	$1,921,219	$7,471,180	$5,883,577	$6,723,577

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	5,287	4,091	10,942	4,750
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$1.585011	$13.959804	$11.048118	$13.304866
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$1.585011	$13.959804	$11.048118	$13.304866
Contract liability	$—	$—	$—	$—	$—	$—	$8,380	$57,112	$120,883	$63,202

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)(5)	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	12,444,851	694,956	1,939,236	114,925	294,528
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	543,614	4,470,277	1,126,234	4,535,693	284,263	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	543,614	4,470,277	1,126,234	4,535,693	284,263	12,444,851	694,956	1,939,236	114,925	294,528
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,695	1,128	150	18,417	23	50,073	71	74	10	30
Other assets	—	3	—	—	1	1	1	—	—	1
Total assets	545,309	4,471,408	1,126,384	4,554,110	284,287	12,494,925	695,028	1,939,310	114,935	294,559

Liabilities:
Due to Sponsor Company	1,695	1,128	150	18,417	23	50,073	71	74	10	30
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	—	—	—	—	—	—	—
Total liabilities	1,695	1,128	151	18,417	23	50,073	71	74	10	30

Net assets:
For contract liabilities	$543,614	$4,470,280	$1,126,233	$4,535,693	$284,264	$12,444,852	$694,957	$1,939,236	$114,925	$294,529

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	12,444,852	694,957	1,939,236	114,925	294,529
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	543,614	4,470,280	1,126,233	4,535,693	284,264	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$543,614	$4,470,280	$1,126,233	$4,535,693	$284,264	$12,444,852	$694,957	$1,939,236	$114,925	$294,529

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	2,050,223	41,564	250,871	12,174	23,887
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	11,389	129,050	40,051	190,977	22,087	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	11,389	129,050	40,051	190,977	22,087	2,050,223	41,564	250,871	12,174	23,887

Cost	$574,971	$3,678,782	$1,017,331	$3,431,094	$254,006	$13,638,024	$646,479	$1,925,162	$114,282	$261,837

Deferred contracts in the accumulation period:
Units owned by participants #	29,421	317,145	63,862	222,152	18,626	929,770	45,602	184,130	13,704	32,659
Minimum unit fair value #*	$13.046402	$12.749398	$16.201396	$18.487068	$12.692256	$12.193843	$14.273350	$10.485674	$7.786036	$8.231469
Maximum unit fair value #*	$22.461588	$21.201731	$24.640162	$30.160068	$14.110975	$18.282990	$21.423602	$10.543823	$13.897450	$14.283355
Contract liability	$415,730	$4,470,280	$1,126,233	$4,535,693	$256,913	$12,444,852	$694,957	$1,939,236	$110,301	$294,529

Contracts in payout (annuitization) period:
Units owned by participants #	9,134	—	—	—	1,958	—	—	—	558	—
Minimum unit fair value #*	$14.001323	$—	$—	$—	$13.621293	$—	$—	$—	$8.283132	$—
Maximum unit fair value #*	$14.001323	$—	$—	$—	$14.110975	$—	$—	$—	$8.283132	$—
Contract liability	$127,884	$—	$—	$—	$27,351	$—	$—	$—	$4,624	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	134,456	438,441	8,191	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	276,555	—	—	—	—	133,075	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	54,272
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A		35,591,636	4,941,254	5,729,698	3,791,921
Total investments	276,555	35,591,636	4,941,254	5,729,698	3,791,921	133,075	134,456	438,441	8,191	54,272
Due from Sponsor Company	—	—	—	—	4,920	—	—	—	—	—
Receivable for fund shares sold	25	28,324	669	5,017	—	4	5	17	1	5
Other assets	—	—	—	—	—	1	—	—	—	—
Total assets	276,580	35,619,960	4,941,923	5,734,715	3,796,841	133,080	134,461	438,458	8,192	54,277

Liabilities:
Due to Sponsor Company	25	28,324	669	5,017	—	4	5	17	1	5
Payable for fund shares purchased	—	—	—	—	4,920	—	—	—	—	—
Other liabilities	—	1	—	—	1	—	—	—	—	2
Total liabilities	25	28,325	669	5,017	4,921	4	5	17	1	7

Net assets:
For contract liabilities	$276,555	$35,591,635	$4,941,254	$5,729,698	$3,791,920	$133,076	$134,456	$438,441	$8,191	$54,270

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	134,456	438,441	8,191	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	276,555	—	—	—	—	133,076	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	54,270
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A		35,591,635	4,941,254	5,729,698	3,791,920
Total contract liabilities	$276,555	$35,591,635	$4,941,254	$5,729,698	$3,791,920	$133,076	$134,456	$438,441	$8,191	$54,270

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	13,286	54,737	709	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	17,559	—	—	—	—	5,641	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	2,357
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A		3,283,361	182,874	295,345	345,348	—	—	—	—	—
Total shares	17,559	3,283,361	182,874	295,345	345,348	5,641	13,286	54,737	709	2,357

Cost	$271,164	$36,222,156	$3,419,733	$5,706,165	$4,025,217	$103,901	$145,191	$557,158	$8,710	$31,051

Deferred contracts in the accumulation period:
Units owned by participants #	13,471	2,521,872	205,876	225,303	144,613	5,229	11,674	37,054	838	15,002
Minimum unit fair value #*	$17.560846	$11.879324	$21.268551	$19.056887	$23.177079	$19.921254	$11.014586	$11.307594	$9.777967	$2.008202
Maximum unit fair value #*	$29.125454	$20.872456	$36.407410	$55.341279	$40.787749	$25.971361	$11.651192	$12.167133	$9.777967	$21.619448
Contract liability	$276,555	$35,029,469	$4,890,710	$5,714,286	$3,728,079	$133,076	$134,456	$438,441	$8,191	$54,270

Contracts in payout (annuitization) period:
Units owned by participants #	—	39,658	2,146	613	2,487	—	—	—	—	—
Minimum unit fair value #*	$—	$14.175293	$23.552269	$25.154237	$25.665526	$—	$—	$—	$—	$—
Maximum unit fair value #*	$—	$14.175293	$23.552269	$25.154237	$25.665526	$—	$—	$—	$—	$—
Contract liability	$—	$562,166	$50,544	$15,412	$63,841	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	21,280	34,023	662,585	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	133,406	44,593	12,396	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	15,013,572	2,225,493
class S2	—	—	—	—	—	—	1,494,721	218,390	332,926	461,952
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	133,406	44,593	12,396	21,280	34,023	662,585	1,494,721	218,390	15,346,498	2,687,445
Due from Sponsor Company	—	—	—	4	—	—	—	—	—	—
Receivable for fund shares sold	13	4	1	—	3	46	121	25	2,663	2,396
Other assets	—	—	—	—	—	1	2	—	—	1
Total assets	133,419	44,597	12,397	21,284	34,026	662,632	1,494,844	218,415	15,349,161	2,689,842

Liabilities:
Due to Sponsor Company	13	4	1	—	3	46	121	25	2,663	2,396
Payable for fund shares purchased	—	—	—	4	—	—	—	—	—	—
Other liabilities	—	2	—	—	—	—	—	—	1	—
Total liabilities	13	6	1	4	3	46	121	25	2,664	2,396

Net assets:
For contract liabilities	$133,406	$44,591	$12,396	$21,280	$34,023	$662,586	$1,494,723	$218,390	$15,346,497	$2,687,446

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	21,280	34,023	662,586	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	133,406	44,591	12,396	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	15,013,572	2,225,494
class S2	—	—	—	—	—	—	1,494,723	218,390	332,925	461,952
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$133,406	$44,591	$12,396	$21,280	$34,023	$662,586	$1,494,723	$218,390	$15,346,497	$2,687,446

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	1,252	4,799	34,014	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	3,058	1,661	2,152	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	280,209	455,111
class S2	—	—	—	—	—	—	71,109	11,729	6,407	95,642
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	3,058	1,661	2,152	1,252	4,799	34,014	71,109	11,729	286,616	550,753

Cost	$71,586	$31,011	$12,175	$18,874	$40,425	$648,376	$1,317,354	$172,058	$12,275,799	$2,894,205

Deferred contracts in the accumulation period:
Units owned by participants #	59,250	24,960	11,950	1,385	14,120	276,057	80,338	9,115	977,199	193,225
Minimum unit fair value #*	$1.492264	$1.642440	$0.964520	$15.365722	$2.409606	$2.222184	$16.122219	$22.663606	$14.328391	$13.208587
Maximum unit fair value #*	$12.087007	$1.824867	$1.082783	$15.365722	$2.409606	$2.279705	$27.342024	$26.135580	$16.470522	$14.133531
Contract liability	$110,521	$44,591	$12,396	$21,280	$34,023	$628,458	$1,494,723	$218,390	$15,123,407	$2,668,598

Contracts in payout (annuitization) period:
Units owned by participants #	1,893	—	—	—	—	14,970	—	—	14,074	1,356
Minimum unit fair value #*	$12.087007	$—	$—	$—	$—	$2.279705	$—	$—	$15.679516	$13.896415
Maximum unit fair value #*	$12.087007	$—	$—	$—	$—	$2.279705	$—	$—	$16.000542	$13.930024
Contract liability	$22,885	$—	$—	$—	$—	$34,128	$—	$—	$223,090	$18,848

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$875,987	$782,405	$—	$6,814,860	$—	$—	$—	$—	$—
class 2	25,604	8,482	58,721	7,306	119,905	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	4,462,377	35,259,017	10,994,668	5,834,752	22,126,931
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	25,604	884,469	841,126	7,306	6,934,765	4,462,377	35,259,017	10,994,668	5,834,752	22,126,931
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	3	90	80	1	20,247	183	41,031	1,597	884	40,044
Other assets	—	—	—	1	1	2	2	—	2	—
Total assets	25,607	884,559	841,206	7,308	6,955,013	4,462,562	35,300,050	10,996,265	5,835,638	22,166,975

Liabilities:
Due to Sponsor Company	3	90	80	1	20,247	183	41,031	1,597	884	40,044
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	1	—	1
Total liabilities	3	90	80	1	20,247	183	41,031	1,598	884	40,045

Net assets:
For contract liabilities	$25,604	$884,469	$841,126	$7,307	$6,934,766	$4,462,379	$35,259,019	$10,994,667	$5,834,754	$22,126,930

Contract Liabilities:
class 1	$—	$875,987	$782,405	$—	$6,814,861	$—	$—	$—	$—	$—
class 2	25,604	8,482	58,721	7,307	119,905	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	4,462,379	35,259,019	10,994,667	5,834,754	22,126,930
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$25,604	$884,469	$841,126	$7,307	$6,934,766	$4,462,379	$35,259,019	$10,994,667	$5,834,754	$22,126,930

Shares:
class 1	—	198,637	91,940	—	277,027	—	—	—	—	—
class 2	1,336	1,906	7,049	282	4,860	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	108,600	4,803,681	1,377,778	616,130	2,397,284
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,336	200,543	98,989	282	281,887	108,600	4,803,681	1,377,778	616,130	2,397,284

Cost	$18,245	$976,751	$814,336	$6,178	$5,421,203	$4,154,123	$38,360,989	$11,736,232	$6,289,602	$22,984,563

Deferred contracts in the accumulation period:
Units owned by participants #	5,133	646,667	47,614	280	390,053	199,812	4,883,341	700,581	333,223	2,005,377
Minimum unit fair value #*	$2.132126	$1.032935	$2.338505	$26.058826	$16.737469	$8.258880	$6.871614	$13.708965	$15.230809	$10.110195
Maximum unit fair value #*	$21.370472	$14.688577	$19.125668	$26.058826	$18.824251	$26.757917	$7.430450	$21.174688	$26.627915	$12.679373
Contract liability	$25,604	$884,469	$841,126	$7,307	$6,934,766	$4,462,379	$35,259,019	$10,952,512	$5,737,236	$22,082,435

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	—	2,869	5,974	4,042
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$14.693617	$16.324750	$10.836238
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$14.693617	$16.324750	$11.218570
Contract liability	$—	$—	$—	$—	$—	$—	$—	$42,155	$97,518	$44,495

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	2,047,315	7,883,384	2,472,319	6,726,619	45,226,398	24,549,345	25,959,832	3,954,962	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	4,652,447	6,458,278
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	2,047,315	7,883,384	2,472,319	6,726,619	45,226,398	24,549,345	25,959,832	3,954,962	4,652,447	6,458,278
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	951	2,473	377	595	85,803	28,262	27,184	426	25,903	1,271
Other assets	—	—	1	1	1	—	2	—	—	—
Total assets	2,048,266	7,885,857	2,472,697	6,727,215	45,312,202	24,577,607	25,987,018	3,955,388	4,678,350	6,459,549

Liabilities:
Due to Sponsor Company	951	2,473	377	595	85,803	28,262	27,184	426	25,903	1,271
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	1	1	1
Total liabilities	951	2,473	377	595	85,803	28,262	27,184	427	25,904	1,272

Net assets:
For contract liabilities	$2,047,315	$7,883,384	$2,472,320	$6,726,620	$45,226,399	$24,549,345	$25,959,834	$3,954,961	$4,652,446	$6,458,277

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	2,047,315	7,883,384	2,472,320	6,726,620	45,226,399	24,549,345	25,959,834	3,954,961	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	4,652,446	6,458,277
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$2,047,315	$7,883,384	$2,472,320	$6,726,620	$45,226,399	$24,549,345	$25,959,834	$3,954,961	$4,652,446	$6,458,277

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	239,452	1,316,091	389,956	1,076,259	6,862,883	3,179,967	3,880,393	743,414	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	214,695	419,914
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	239,452	1,316,091	389,956	1,076,259	6,862,883	3,179,967	3,880,393	743,414	214,695	419,914

Cost	$2,187,560	$8,577,772	$2,697,546	$7,611,008	$54,329,295	$28,170,896	$29,165,331	$4,257,488	$4,989,780	$7,296,591

Deferred contracts in the accumulation period:
Units owned by participants #	193,709	605,401	173,530	583,571	2,791,864	1,489,442	2,645,345	384,396	408,193	608,407
Minimum unit fair value #*	$9.941990	$11.457378	$12.724575	$10.158715	$14.264192	$14.487341	$8.770467	$8.848916	$10.917513	$10.350730
Maximum unit fair value #*	$11.429702	$20.526922	$21.713731	$21.730641	$27.618829	$24.647958	$17.003143	$15.904152	$11.203845	$10.632399
Contract liability	$2,032,044	$7,816,900	$2,470,264	$6,714,405	$45,122,736	$24,288,931	$25,922,683	$3,937,626	$4,528,956	$6,405,874

Contracts in payout (annuitization) period:
Units owned by participants #	1,421	5,387	151	1,122	6,751	16,771	3,890	1,828	11,047	4,939
Minimum unit fair value #*	$10.748745	$12.280361	$13.638608	$10.888576	$15.355257	$15.527918	$9.400587	$9.484615	$11.128916	$10.561281
Maximum unit fair value #*	$10.748745	$12.713800	$13.638608	$10.888576	$15.355257	$15.527918	$9.732412	$9.484615	$11.203845	$10.632399
Contract liability	$15,271	$66,484	$2,056	$12,215	$103,663	$260,414	$37,151	$17,335	$123,490	$52,403

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2016

	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account (7)(8)(9)	Sub-Account (10)(11)	Sub-Account (12)(13)

Assets:
Investments, at market value
class 1	$—	$6,752,146	$—	$4,794,952
class 2	—	—	5,001,617	—
class 4	—	—	—	—
class ADV	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	9,488,547	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class Y	—	—	—	—
class - N/A
Total investments	9,488,547	6,752,146	5,001,617	4,794,952
Due from Sponsor Company	—	—	3,186	—
Receivable for fund shares sold	999	2,514	—	170
Other assets	—	—	—	—
Total assets	9,489,546	6,754,660	5,004,803	4,795,122

Liabilities:
Due to Sponsor Company	999	2,514	—	170
Payable for fund shares purchased	—	—	3,186	—
Other liabilities	—	—	—	—
Total liabilities	999	2,514	3,186	170

Net assets:
For contract liabilities	$9,488,547	$6,752,146	$5,001,617	$4,794,952

Contract Liabilities:
class 1	$—	$6,752,146	$—	$4,794,952
class 2	—	—	5,001,617	—
class 4	—	—	—	—
class ADV	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	9,488,547	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class Y	—	—	—	—
class - N/A
Total contract liabilities	$9,488,547	$6,752,146	$5,001,617	$4,794,952

Shares:
class 1	—	516,219	—	218,449
class 2	—	—	399,490	—
class 4	—	—	—	—
class ADV	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	700,779	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class Y	—	—	—	—
class - N/A	—	—	—	—
Total shares	700,779	516,219	399,490	218,449

Cost	$10,702,360	$6,391,531	$5,146,676	$4,550,259

Deferred contracts in the accumulation period:
Units owned by participants #	1,018,189	631,984	503,936	446,489
Minimum unit fair value #*	$9.113093	$10.480645	$9.744961	$10.551696
Maximum unit fair value #*	$9.460449	$10.571146	$9.829212	$10.638654
Contract liability	$9,463,174	$6,658,745	$4,934,548	$4,733,706

Contracts in payout (annuitization) period:
Units owned by participants #	2,723	8,836	6,823	5,757
Minimum unit fair value #*	$9.307442	$10.571146	$9.829212	$10.638654
Maximum unit fair value #*	$9.370137	$10.571146	$9.829212	$10.638654
Contract liability	$25,373	$93,401	$67,069	$61,246

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Formerly Huntington VA Dividend Capture Fund. Change effective Feb 12, 2016.
(3) Formerly Huntington VA Situs Fund. Change effective Feb 12, 2016.
(4) Merged with Putnam VT Voyager Fund. Change effective November 18, 2016.
(5) Funded as of November 18, 2016.
(6) Formerly PIMCO Global Dividend Portfolio. Change effective June 17, 2016.
(7) Merged with Columbia Variable Portfolio - Large Cap Growth Fund II. Change effective April 29, 2016.
(8) Merged with Columbia Variable Portfolio - Large Cap Growth Fund III . Change effective April 29, 2016.
(9) Funded as of April 29, 2016.
(10) Merged with Columbia Variable Portfolio - International Opportunities Fund. Change effective April 29, 2016.
(11) Funded as of April 29, 2016.
(12) Merged with Variable Portfolio - Loomis Sayles Growth Fund II. Change effective April 29, 2016.
(13) Funded as of April 29, 2016.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2016

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$32,146	$—	$83,740	$54,518	$5,983	$3,377	$—	$59,612	$242,157	$1,998,758

Expenses:
Administrative charges	—	—	—	—	—	—	—	(21,233)	(53,431)	(147,217)
Mortality and expense risk charges	(14,143)	(534)	(64,700)	(83,004)	(26,975)	(3,407)	(10,703)	(261,071)	(554,666)	(1,714,194)
Total expenses	(14,143)	(534)	(64,700)	(83,004)	(26,975)	(3,407)	(10,703)	(282,304)	(608,097)	(1,861,411)
Net investment income (loss)	18,003	(534)	19,040	(28,486)	(20,992)	(30)	(10,703)	(222,692)	(365,940)	137,347

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	191,753	1,052	(60,925)	(36,008)	225	3,351	9,872	(711,655)	1,281,982	(681,127)
Net realized gain distributions	—	281	309,991	—	98,365	—	—	4,443,014	2,205,108	—
Change in unrealized appreciation (depreciation) during the period	163,998	2,473	(127,234)	(68,351)	284,741	18,012	(53,111)	(1,268,918)	(516,027)	189,947
Net gain (loss) on investments	355,751	3,806	121,832	(104,359)	383,331	21,363	(43,239)	2,462,441	2,971,063	(491,180)
Net increase (decrease) in net assets resulting from operations	$373,754	$3,272	$140,872	$(132,845)	$362,339	$21,333	$(53,942)	$2,239,749	$2,605,123	$(353,833)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$22,597	$486,964	$25,157	$—	$3,822	$82	$53,924	$2,062	$145,061	$734,897

Expenses:
Administrative charges	(615)	(38,432)	(45,174)	(46)	—	—	—	—	—	—
Mortality and expense risk charges	(12,722)	(562,782)	(576,487)	(416,881)	(31,237)	(122)	(956,666)	(891)	(497,849)	(737,919)
Total expenses	(13,337)	(601,214)	(621,661)	(416,927)	(31,237)	(122)	(956,666)	(891)	(497,849)	(737,919)
Net investment income (loss)	9,260	(114,250)	(596,504)	(416,927)	(27,415)	(40)	(902,742)	1,171	(352,788)	(3,022)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(17,834)	1,517,008	(89,579)	35,369	(57,104)	207	—	2,365	37,725	974,541
Net realized gain distributions	—	—	2,148,745	1,681,641	—	—	—	6,590	50,445	—
Change in unrealized appreciation (depreciation) during the period	55,083	(2,155,297)	2,066,223	914,735	279,674	681	—	16,586	604,738	1,258,540
Net gain (loss) on investments	37,249	(638,289)	4,125,389	2,631,745	222,570	888	—	25,541	692,908	2,233,081
Net increase (decrease) in net assets resulting from operations	$46,509	$(752,539)	$3,528,885	$2,214,818	$195,155	$848	$(902,742)	$26,712	$340,120	$2,230,059

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,360,901	$1,599,431	$2,149,716	$414,061	$2,855,764	$4,854,281	$1,057,394	$223,672	$78,393	$—

Expenses:
Administrative charges	(243,119)	(112,393)	(216,432)	(76,063)	(601,265)	(545,175)	(127,588)	(46,637)	(52,398)	—
Mortality and expense risk charges	(2,536,352)	(1,371,872)	(2,076,453)	(778,433)	(6,291,937)	(5,625,998)	(1,286,472)	(501,850)	(551,463)	(91,122)
Total expenses	(2,779,471)	(1,484,265)	(2,292,885)	(854,496)	(6,893,202)	(6,171,173)	(1,414,060)	(548,487)	(603,861)	(91,122)
Net investment income (loss)	(418,570)	115,166	(143,169)	(440,435)	(4,037,438)	(1,316,892)	(356,666)	(324,815)	(525,468)	(91,122)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,167,284	3,023,646	(21,028)	1,158,763	8,684,449	8,699,960	(212,475)	295,707	571,436	67,892
Net realized gain distributions	3,732,613	6,499,276	465,674	4,022,154	34,390,998	38,029,453	6,933,381	—	6,232,672	840,565
Change in unrealized appreciation (depreciation) during the period	1,421,261	2,563,175	1,708,887	(5,660,040)	(12,552,785)	(14,775,239)	(5,012,465)	988,870	(6,335,431)	(402,414)
Net gain (loss) on investments	11,321,158	12,086,097	2,153,533	(479,123)	30,522,662	31,954,174	1,708,441	1,284,577	468,677	506,043
Net increase (decrease) in net assets resulting from operations	$10,902,588	$12,201,263	$2,010,364	$(919,558)	$26,485,224	$30,637,282	$1,351,775	$959,762	$(56,791)	$414,921

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$93,867	$39,890	$5,068	$2,374	$3,692	$2,297,240	$18,282,421	$—

Expenses:
Administrative charges	(1,225)	—	—	—	—	—	—	(231,065)	(502,385)	(34,790)
Mortality and expense risk charges	(11,602)	(26,331)	(251,176)	(212,042)	(10,669)	(6,690)	(668)	(2,666,073)	(5,941,362)	(402,337)
Total expenses	(12,827)	(26,331)	(251,176)	(212,042)	(10,669)	(6,690)	(668)	(2,897,138)	(6,443,747)	(437,127)
Net investment income (loss)	(12,827)	(26,331)	(157,309)	(172,152)	(5,601)	(4,316)	3,024	(599,898)	11,838,674	(437,127)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(31,355)	400	1,055,805	308,385	51,772	(17)	(2,739)	6,097,992	(2,806,671)	7,433
Net realized gain distributions	40,421	179,290	1,475,838	898,216	—	14,187	—	19,762,430	—	377,024
Change in unrealized appreciation (depreciation) during the period	(9,082)	(166,521)	(1,455,818)	208,814	(7,945)	(10,633)	7,049	(3,749,728)	32,267,885	(1,068,296)
Net gain (loss) on investments	(16)	13,169	1,075,825	1,415,415	43,827	3,537	4,310	22,110,694	29,461,214	(683,839)
Net increase (decrease) in net assets resulting from operations	$(12,843)	$(13,162)	$918,516	$1,243,263	$38,226	$(779)	$7,334	$21,510,796	$41,299,888	$(1,120,966)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$10,354	$—	$98,411	$4,074,051	$4,032,658	$152,197	$1,314,644	$2,303,778	$992,861	$—

Expenses:
Administrative charges	(1,313)	(70,763)	—	(149,824)	(298,236)	(20,096)	(99,902)	(164,761)	(78,022)	(15,976)
Mortality and expense risk charges	(12,026)	(814,212)	(219,993)	(1,892,608)	(3,291,969)	(257,136)	(1,075,445)	(1,810,535)	(1,028,322)	(189,826)
Total expenses	(13,339)	(884,975)	(219,993)	(2,042,432)	(3,590,205)	(277,232)	(1,175,347)	(1,975,296)	(1,106,344)	(205,802)
Net investment income (loss)	(2,985)	(884,975)	(121,582)	2,031,619	442,453	(125,035)	139,297	328,482	(113,483)	(205,802)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1	(2,190,424)	(75,812)	(3,359,683)	6,584,539	(1,512,390)	(1,295,756)	1,400,287	(236,719)	(1,531,127)
Net realized gain distributions	—	5,631,113	1,878,614	—	16,757,570	—	1,181,917	4,456,548	4,747,795	1,612,358
Change in unrealized appreciation (depreciation) during the period	(8,370)	(1,606,732)	1,381,067	8,325,389	3,127,602	3,722,248	3,366,852	1,740,379	1,341,796	(527,234)
Net gain (loss) on investments	(8,369)	1,833,957	3,183,869	4,965,706	26,469,711	2,209,858	3,253,013	7,597,214	5,852,872	(446,003)
Net increase (decrease) in net assets resulting from operations	$(11,354)	$948,982	$3,062,287	$6,997,325	$26,912,164	$2,084,823	$3,392,310	$7,925,696	$5,739,389	$(651,805)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$343,893	$2,927,179	$1,166,883	$1,622,057	$4,430	$4,140	$101,788	$103,725	$435,705

Expenses:
Administrative charges	—	(11,861)	(32,391)	(24,122)	(17,391)	(199)	(562)	(314)	(106)	(107)
Mortality and expense risk charges	(209,114)	(246,629)	(1,849,780)	(1,750,966)	(1,292,931)	(1,705)	(15,195)	(176,879)	(389,716)	(109,791)
Total expenses	(209,114)	(258,490)	(1,882,171)	(1,775,088)	(1,310,322)	(1,904)	(15,757)	(177,193)	(389,822)	(109,898)
Net investment income (loss)	(209,114)	85,403	1,045,008	(608,205)	311,735	2,526	(11,617)	(75,405)	(286,097)	325,807

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(360,076)	593,489	313,971	923,403	1,709,473	8,463	7,199	304,776	808,126	(147,656)
Net realized gain distributions	11,290	—	451,606	10,740,554	9,435,755	27,215	96,149	1,446,014	3,519,439	—
Change in unrealized appreciation (depreciation) during the period	691,298	(116,267)	1,640,735	(7,104,311)	(1,232,989)	(54,355)	(93,280)	(1,227,725)	(4,730,050)	684,523
Net gain (loss) on investments	342,512	477,222	2,406,312	4,559,646	9,912,239	(18,677)	10,068	523,065	(402,485)	536,867
Net increase (decrease) in net assets resulting from operations	$133,398	$562,625	$3,451,320	$3,951,441	$10,223,974	$(16,151)	$(1,549)	$447,660	$(688,582)	$862,674

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$104,249	$20,741	$264	$932	$268,078	$—	$1,395	$108,557	$93,369	$22,554

Expenses:
Administrative charges	(2,346)	—	(1,232)	—	(87,704)	(2,296)	(108)	(9,354)	(301)	—
Mortality and expense risk charges	(105,722)	(27,864)	(10,265)	(8,293)	(1,017,351)	(51,142)	(16,108)	(127,557)	(74,329)	(19,288)
Total expenses	(108,068)	(27,864)	(11,497)	(8,293)	(1,105,055)	(53,438)	(16,216)	(136,911)	(74,630)	(19,288)
Net investment income (loss)	(3,819)	(7,123)	(11,233)	(7,361)	(836,977)	(53,438)	(14,821)	(28,354)	18,739	3,266

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	159,666	(83,064)	46,200	(8,211)	27,929	(154,206)	(14,758)	324,503	(12,715)	62,787
Net realized gain distributions	—	96,634	91,642	55,173	—	287,280	45,606	—	—	166,115
Change in unrealized appreciation (depreciation) during the period	(188,355)	179,519	(52,268)	(7,421)	289,186	(99,034)	92,106	39,762	(8,374)	(85,053)
Net gain (loss) on investments	(28,689)	193,089	85,574	39,541	317,115	34,040	122,954	364,265	(21,089)	143,849
Net increase (decrease) in net assets resulting from operations	$(32,508)	$185,966	$74,341	$32,180	$(519,862)	$(19,398)	$108,133	$335,911	$(2,350)	$147,115

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$198,166	$23,302	$16,391	$53,467	$412,813	$24,558	$12,105	$46,954	$424,984	$—

Expenses:
Administrative charges	(5,398)	(2,710)	—	—	—	—	(44,183)	(7,560)	(80,371)	(24,982)
Mortality and expense risk charges	(57,016)	(58,635)	(10,897)	(55,430)	(148,083)	(28,431)	(456,897)	(83,577)	(830,855)	(285,862)
Total expenses	(62,414)	(61,345)	(10,897)	(55,430)	(148,083)	(28,431)	(501,080)	(91,137)	(911,226)	(310,844)
Net investment income (loss)	135,752	(38,043)	5,494	(1,963)	264,730	(3,873)	(488,975)	(44,183)	(486,242)	(310,844)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	23,709	(192,305)	(14,615)	21,530	86,276	159,600	1,376,681	220,614	1,996,576	427,479
Net realized gain distributions	—	1,079,874	26,690	204,430	—	22,838	1,714,027	253,142	5,440,422	1,185,994
Change in unrealized appreciation (depreciation) during the period	85,352	(545,522)	193,398	214,050	584,906	67,387	(2,441,354)	(174,346)	(3,868,408)	(959,147)
Net gain (loss) on investments	109,061	342,047	205,473	440,010	671,182	249,825	649,354	299,410	3,568,590	654,326
Net increase (decrease) in net assets resulting from operations	$244,813	$304,004	$210,967	$438,047	$935,912	$245,952	$160,379	$255,227	$3,082,348	$343,482

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$4,620,400	$1,274,130	$2,778,607	$28,082	$2,098,414	$2,459	$721	$2,938	$11,151

Expenses:
Administrative charges	(48,810)	(249,208)	(60,581)	(116,178)	(6,081)	—	—	(18)	(569)	—
Mortality and expense risk charges	(502,962)	(2,631,488)	(1,001,005)	(1,211,525)	(61,414)	(554,277)	(1,461)	(812)	(8,734)	(5,161)
Total expenses	(551,772)	(2,880,696)	(1,061,586)	(1,327,703)	(67,495)	(554,277)	(1,461)	(830)	(9,303)	(5,161)
Net investment income (loss)	(551,772)	1,739,704	212,544	1,450,904	(39,413)	1,544,137	998	(109)	(6,365)	5,990

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(126,439)	3,778,870	3,526,224	817,836	97,418	(837,579)	(16,281)	(80)	19,219	16,632
Net realized gain distributions	1,356,031	5,221,271	5,121,891	—	360,431	—	—	59	37,161	20,499
Change in unrealized appreciation (depreciation) during the period	1,322,210	472,886	(1,669,725)	(65,868)	(189,375)	2,702,762	18,497	529	(26,011)	59,684
Net gain (loss) on investments	2,551,802	9,473,027	6,978,390	751,968	268,474	1,865,183	2,216	508	30,369	96,815
Net increase (decrease) in net assets resulting from operations	$2,000,030	$11,212,731	$7,190,934	$2,202,872	$229,061	$3,409,320	$3,214	$399	$24,004	$102,805

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio - Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account (6)

Investment income:
Dividends	$733	$—	$—	$1,008	$—	$—	$42,760	$—	$50,862	$12,633

Expenses:
Administrative charges	—	—	—	—	(256)	—	(2,636)	(2,817)	—	(2,474)
Mortality and expense risk charges	(746)	(4,755)	(22,862)	(12,064)	(1,571)	(4,294)	(36,899)	(37,388)	(46,160)	(31,764)
Total expenses	(746)	(4,755)	(22,862)	(12,064)	(1,827)	(4,294)	(39,535)	(40,205)	(46,160)	(34,238)
Net investment income (loss)	(13)	(4,755)	(22,862)	(11,056)	(1,827)	(4,294)	3,225	(40,205)	4,702	(21,605)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	53	(125)	(64,216)	7,566	(2,848)	(5,408)	1,145,799	(2,340,416)	(71,738)	(602,576)
Net realized gain distributions	—	42,447	71,910	48,930	5,360	16,085	—	2,181,516	25,647	1,932,660
Change in unrealized appreciation (depreciation) during the period	1,686	(46,491)	(144,356)	57,282	(13,664)	(9,748)	(1,469,876)	(90,387)	101,873	(1,350,522)
Net gain (loss) on investments	1,739	(4,169)	(136,662)	113,778	(11,152)	929	(324,077)	(249,287)	55,782	(20,438)
Net increase (decrease) in net assets resulting from operations	$1,726	$(8,924)	$(159,524)	$102,722	$(12,979)	$(3,365)	$(320,852)	$(289,492)	$60,484	$(42,043)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund
	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$653,657	$—	$912	$37,606	$4,612	$10,907	$13,626	$958,724

Expenses:
Administrative charges	(693)	—	(2,731)	(2,224)	—	—	—	—	—	—
Mortality and expense risk charges	(8,153)	(164,515)	(124,275)	(150,724)	(11,871)	(76,940)	(8,840)	(69,010)	(3,891)	(199,323)
Total expenses	(8,846)	(164,515)	(127,006)	(152,948)	(11,871)	(76,940)	(8,840)	(69,010)	(3,891)	(199,323)
Net investment income (loss)	(8,846)	(164,515)	526,651	(152,948)	(10,959)	(39,334)	(4,228)	(58,103)	9,735	759,401

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	42,236	433,414	(190,622)	311,084	4,811	254,674	27,907	170,737	215	(516,691)
Net realized gain distributions	285,929	—	272,721	—	83,311	333,431	64,334	167,899	—	—
Change in unrealized appreciation (depreciation) during the period	(429,147)	550,766	(114,443)	(183,710)	(114,647)	(696,118)	(39,483)	338,093	22,155	177,118
Net gain (loss) on investments	(100,982)	984,180	(32,344)	127,374	(26,525)	(108,013)	52,758	676,729	22,370	(339,573)
Net increase (decrease) in net assets resulting from operations	$(109,828)	$819,665	$494,307	$(25,574)	$(37,484)	$(147,347)	$48,530	$618,626	$32,105	$419,828

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Sub-Account	Sub-Account (8)(9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$14,896	$—	$3,510	$13,064	$1,960	$24,245	$1,055,210	$49,100	$42,326	$33,438

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(13,989)	(1,542)	(2,194)	(6,906)	(2,900)	(12,620)	(599,912)	(77,538)	(94,283)	(62,507)
Total expenses	(13,989)	(1,542)	(2,194)	(6,906)	(2,900)	(12,620)	(599,912)	(77,538)	(94,283)	(62,507)
Net investment income (loss)	907	(1,542)	1,316	6,158	(940)	11,625	455,298	(28,438)	(51,957)	(29,069)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,212)	975	(1,690)	11,729	(4,051)	74,243	46,681	293,875	(39,240)	(141,291)
Net realized gain distributions	54,695	—	—	—	16,734	85,418	—	174,272	612,687	200,165
Change in unrealized appreciation (depreciation) during the period	(15,260)	14,074	(3,239)	(37,838)	27,064	(130,585)	(165,682)	(32,011)	27,298	427,457
Net gain (loss) on investments	38,223	15,049	(4,929)	(26,109)	39,747	29,076	(119,001)	436,136	600,745	486,331
Net increase (decrease) in net assets resulting from operations	$39,130	$13,507	$(3,613)	$(19,951)	$38,807	$40,701	$336,297	$407,698	$548,788	$457,262

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio
	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,219	$3,305	$22,809	$197	$—	$—	$—	$—	$330	$2,047

Expenses:
Administrative charges	—	—	—	—	(96)	(206)	—	—	—	(65)
Mortality and expense risk charges	(818)	(920)	(3,313)	(131)	(970)	(2,226)	(642)	(214)	(347)	(538)
Total expenses	(818)	(920)	(3,313)	(131)	(1,066)	(2,432)	(642)	(214)	(347)	(603)
Net investment income (loss)	1,401	2,385	19,496	66	(1,066)	(2,432)	(642)	(214)	(17)	1,444

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,684)	(730)	(19,883)	(260)	16,144	4,968	902	32	603	(2,246)
Net realized gain distributions	2,089	—	77,978	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	10,625	13,419	(45,393)	360	(16,819)	(7,724)	3,453	(585)	2,431	6,817
Net gain (loss) on investments	10,030	12,689	12,702	100	(675)	(2,756)	4,355	(553)	3,034	4,571
Net increase (decrease) in net assets resulting from operations	$11,431	$15,074	$32,198	$166	$(1,741)	$(5,188)	$3,713	$(767)	$3,017	$6,015

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account

Investment income:
Dividends	$9,725	$11,875	$2,621	$—	$—	$223	$22	$141	$28,766	$—

Expenses:
Administrative charges	(1,018)	(407)	(344)	—	—	—	—	—	—	—
Mortality and expense risk charges	(8,528)	(19,042)	(4,097)	(307,522)	(54,718)	(461)	(22)	(47)	(15,374)	(15,683)
Total expenses	(9,546)	(19,449)	(4,441)	(307,522)	(54,718)	(461)	(22)	(47)	(15,374)	(15,683)
Net investment income (loss)	179	(7,574)	(1,820)	(307,522)	(54,718)	(238)	—	94	13,392	(15,683)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,057)	9,387	8,465	895,058	(20,695)	524	228	(2,420)	(31,707)	(5,687)
Net realized gain distributions	13,174	125,658	15,756	1,423,482	297,873	693	—	3,155	70,043	90,790
Change in unrealized appreciation (depreciation) during the period	60,631	95,202	5,320	(2,040,298)	(269,372)	410	(80)	(828)	(46,207)	(18,010)
Net gain (loss) on investments	72,748	230,247	29,541	278,242	7,806	1,627	148	(93)	(7,871)	67,093
Net increase (decrease) in net assets resulting from operations	$72,927	$222,673	$27,721	$(29,280)	$(46,912)	$1,389	$148	$1	$5,521	$51,410

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$38,440	$161,892	$98,157	$—	$275,344	$133,791	$797,878	$34,432	$156,577

Expenses:
Administrative charges	—	—	—	(11,066)	—	(9,542)	(5,725)	(34,759)	(2,892)	(7,952)
Mortality and expense risk charges	(92)	(40,691)	(110,690)	(38,460)	(276,578)	(195,239)	(87,680)	(322,033)	(33,178)	(129,565)
Total expenses	(92)	(40,691)	(110,690)	(49,526)	(276,578)	(204,781)	(93,405)	(356,792)	(36,070)	(137,517)
Net investment income (loss)	(92)	(2,251)	51,202	48,631	(276,578)	70,563	40,386	441,086	(1,638)	19,060

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	11	1,899,064	427,693	328,585	(463,365)	80	(29,131)	(1,781)	(24,672)	(75,960)
Net realized gain distributions	511	—	704,472	326,223	—	1,787,798	1,216,277	220,144	—	1,071,824
Change in unrealized appreciation (depreciation) during the period	(13)	(1,473,917)	(481,440)	(183,851)	(1,081,971)	(1,067,284)	(369,456)	(346,086)	41,415	(622,517)
Net gain (loss) on investments	509	425,147	650,725	470,957	(1,545,336)	720,594	817,690	(127,723)	16,743	373,347
Net increase (decrease) in net assets resulting from operations	$417	$422,896	$701,927	$519,588	$(1,821,914)	$791,157	$858,076	$313,363	$15,105	$392,407

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)(16)(17)

Investment income:
Dividends	$48,128	$29,859	$149,415	$388,380	$380,834	$83,973	$35,025	$42,822	$168,724	$—

Expenses:
Administrative charges	(2,510)	(8,260)	(61,659)	(32,994)	(40,021)	(3,940)	—	—	—	—
Mortality and expense risk charges	(40,032)	(107,462)	(658,355)	(343,402)	(385,215)	(68,786)	(86,122)	(127,796)	(185,093)	(98,147)
Total expenses	(42,542)	(115,722)	(720,014)	(376,396)	(425,236)	(72,726)	(86,122)	(127,796)	(185,093)	(98,147)
Net investment income (loss)	5,586	(85,863)	(570,599)	11,984	(44,402)	11,247	(51,097)	(84,974)	(16,369)	(98,147)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,567	(86,472)	(355,997)	(161,943)	(575,620)	(85,291)	(101,967)	(153,809)	(354,794)	24,655
Net realized gain distributions	427,812	1,367,791	18,559,062	7,135,206	3,074,935	165,950	375,955	826,351	—	—
Change in unrealized appreciation (depreciation) during the period	(471,937)	(1,191,376)	(14,366,804)	(4,751,444)	(1,926,921)	28,800	185,976	(317,449)	100,417	360,615
Net gain (loss) on investments	(38,558)	89,943	3,836,261	2,221,819	572,394	109,459	459,964	355,093	(254,377)	385,270
Net increase (decrease) in net assets resulting from operations	$(32,972)	$4,080	$3,265,662	$2,233,803	$527,992	$120,706	$408,867	$270,119	$(270,746)	$287,123

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account (18)(19)	Sub-Account (20)(21)

Investment income:
Dividends	$57,625	$—

Expenses:
Administrative charges	—	—
Mortality and expense risk charges	(76,409)	(71,745)
Total expenses	(76,409)	(71,745)
Net investment income (loss)	(18,784)	(71,745)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(23,386)	31,227
Net realized gain distributions	—	—
Change in unrealized appreciation (depreciation) during the period	(145,059)	244,693
Net gain (loss) on investments	(168,445)	275,920
Net increase (decrease) in net assets resulting from operations	$(187,229)	$204,175

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Formerly Huntington VA Dividend Capture Fund. Change effective Feb 12, 2016.
(3) Formerly Huntington VA Situs Fund. Change effective Feb 12, 2016.
(4) Merged with Columbia Variable Portfolio - Select International Equity Fund. Change effective April 29, 2016.
(5) Merged with Columbia Variable Portfolio - Large Cap Growth Fund. Change effective April 29, 2016.
(6) Merged with Variable Portfolio - Loomis Sayles Growth Fund. Change effective April 29, 2016.
(7) Merged with Columbia Variable Portfolio - Large Cap Growth Fund. Change effective April 29, 2016.
(8) Merged with Putnam VT Voyager Fund. Change effective November 18, 2016.
(9) Funded as of November 18, 2016.
(10) Merged with Putnam VT Growth Opportunities Fund. Change effective November 18, 2016.
(11) Formerly PIMCO Global Dividend Portfolio. Change effective June 17, 2016.
(12) Liquidated as of April 29, 2016.
(13) Liquidated as of April 29, 2016.
(14) Liquidated as of April 29, 2016.
(15) Merged with Columbia Variable Portfolio - Large Cap Growth Fund II. Change effective April 29, 2016.
(16) Merged with Columbia Variable Portfolio - Large Cap Growth Fund III . Change effective April 29, 2016.
(17) Funded as of April 29, 2016.
(18) Merged with Columbia Variable Portfolio - International Opportunities Fund. Change effective April 29, 2016.
(19) Funded as of April 29, 2016.
(20) Merged with Variable Portfolio - Loomis Sayles Growth Fund II. Change effective April 29, 2016.
(21) Funded as of April 29, 2016.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2016

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$18,003	$(534)	$19,040	$(28,486)	$(20,992)	$(30)	$(10,703)	$(222,692)	$(365,940)	$137,347
Net realized gain (loss) on security transactions	191,753	1,052	(60,925)	(36,008)	225	3,351	9,872	(711,655)	1,281,982	(681,127)
Net realized gain distributions	—	281	309,991	—	98,365	—	—	4,443,014	2,205,108	—
Change in unrealized appreciation (depreciation) during the period	163,998	2,473	(127,234)	(68,351)	284,741	18,012	(53,111)	(1,268,918)	(516,027)	189,947
Net increase (decrease) in net assets resulting from operations	373,754	3,272	140,872	(132,845)	362,339	21,333	(53,942)	2,239,749	2,605,123	(353,833)

Unit transactions:
Purchases	10,214	1,950	3,997	31,543	15,156	—	—	22,495	141,851	245,349
Net transfers	(423,916)	(1,615)	106,730	(33,468)	325,217	(5,679)	5,156	(146,717)	(1,168,512)	5,557,127
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(125,013)	(2,553)	(717,631)	(891,227)	(179,174)	(15,666)	(93,108)	(1,703,834)	(4,825,471)	(15,736,552)
Other transactions	—	—	—	(1)	29	(1)	—	218	(250)	2,413
Death benefits	(26,134)	—	(80,395)	(76,435)	(21,465)	—	(1,607)	(214,602)	(793,898)	(2,538,104)
Net annuity transactions	—	—	—	(25,188)	—	(6,484)	—	26,060	27,105	159,067
Net increase (decrease) in net assets resulting from unit transactions	(564,849)	(2,218)	(687,299)	(994,776)	139,763	(27,830)	(89,559)	(2,016,380)	(6,619,175)	(12,310,700)
Net increase (decrease) in net assets	(191,095)	1,054	(546,427)	(1,127,621)	502,102	(6,497)	(143,501)	223,369	(4,014,052)	(12,664,533)

Net assets:
Beginning of period	2,124,718	80,675	4,904,242	5,971,620	1,563,766	247,525	685,378	16,023,213	35,916,480	107,843,967
End of period	$1,933,623	$81,729	$4,357,815	$4,843,999	$2,065,868	$241,028	$541,877	$16,246,582	$31,902,428	$95,179,434

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$9,260	$(114,250)	$(596,504)	$(416,927)	$(27,415)	$(40)	$(902,742)	$1,171	$(352,788)	$(3,022)
Net realized gain (loss) on security transactions	(17,834)	1,517,008	(89,579)	35,369	(57,104)	207	—	2,365	37,725	974,541
Net realized gain distributions	—	—	2,148,745	1,681,641	—	—	—	6,590	50,445	—
Change in unrealized appreciation (depreciation) during the period	55,083	(2,155,297)	2,066,223	914,735	279,674	681	—	16,586	604,738	1,258,540
Net increase (decrease) in net assets resulting from operations	46,509	(752,539)	3,528,885	2,214,818	195,155	848	(902,742)	26,712	340,120	2,230,059

Unit transactions:
Purchases	—	107,405	311,131	44,258	15,803	—	907,320	108	87,280	147,177
Net transfers	3,038	85,044	(11,596)	(196,721)	105,200	—	37,195,573	(12,821)	(239,927)	(897,860)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(169,671)	(5,429,275)	(4,602,275)	(3,308,178)	(517,014)	(503)	(31,781,103)	(2,089)	(3,413,141)	(5,589,635)
Other transactions	(2)	3,378	(513)	(44)	—	—	1,780	1	1,376	3,205
Death benefits	—	(671,829)	(503,111)	(452,154)	(80,723)	—	(2,502,242)	—	(368,973)	(664,130)
Net annuity transactions	(459)	164	(3,714)	(11,020)	—	—	39,915	—	4,299	78,067
Net increase (decrease) in net assets resulting from unit transactions	(167,094)	(5,905,113)	(4,810,078)	(3,923,859)	(476,734)	(503)	3,861,243	(14,801)	(3,929,086)	(6,923,176)
Net increase (decrease) in net assets	(120,585)	(6,657,652)	(1,281,193)	(1,709,041)	(281,579)	345	2,958,501	11,911	(3,588,966)	(4,693,117)

Net assets:
Beginning of period	700,922	40,865,876	34,142,445	25,063,705	2,128,861	7,294	53,237,584	128,925	28,150,075	45,245,756
End of period	$580,337	$34,208,224	$32,861,252	$23,354,664	$1,847,282	$7,639	$56,196,085	$140,836	$24,561,109	$40,552,639

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(418,570)	$115,166	$(143,169)	$(440,435)	$(4,037,438)	$(1,316,892)	$(356,666)	$(324,815)	$(525,468)	$(91,122)
Net realized gain (loss) on security transactions	6,167,284	3,023,646	(21,028)	1,158,763	8,684,449	8,699,960	(212,475)	295,707	571,436	67,892
Net realized gain distributions	3,732,613	6,499,276	465,674	4,022,154	34,390,998	38,029,453	6,933,381	—	6,232,672	840,565
Change in unrealized appreciation (depreciation) during the period	1,421,261	2,563,175	1,708,887	(5,660,040)	(12,552,785)	(14,775,239)	(5,012,465)	988,870	(6,335,431)	(402,414)
Net increase (decrease) in net assets resulting from operations	10,902,588	12,201,263	2,010,364	(919,558)	26,485,224	30,637,282	1,351,775	959,762	(56,791)	414,921

Unit transactions:
Purchases	682,137	206,217	437,251	123,748	1,556,679	963,610	190,568	195,625	174,864	2,506
Net transfers	2,379,739	5,686,986	1,760,221	(3,962,416)	(10,385,731)	(6,815,114)	(769,566)	(738,934)	(974,709)	(24,072)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(19,419,592)	(9,790,842)	(19,580,650)	(5,579,611)	(46,798,099)	(45,017,583)	(10,109,602)	(3,797,125)	(4,635,930)	(394,518)
Other transactions	2,511	5,830	27,039	(425)	2,739	(1,709)	(128)	1,188	93	33
Death benefits	(3,775,215)	(2,295,433)	(3,382,500)	(1,122,780)	(8,371,267)	(7,041,073)	(1,790,932)	(487,216)	(581,902)	(62,276)
Net annuity transactions	30,909	(14,186)	95,159	(55,779)	984,233	641,018	114,022	122,869	(3,279)	(6,581)
Net increase (decrease) in net assets resulting from unit transactions	(20,099,511)	(6,201,428)	(20,643,480)	(10,597,263)	(63,011,446)	(57,270,851)	(12,365,638)	(4,703,593)	(6,020,863)	(484,908)
Net increase (decrease) in net assets	(9,196,923)	5,999,835	(18,633,116)	(11,516,821)	(36,526,222)	(26,633,569)	(11,013,863)	(3,743,831)	(6,077,654)	(69,987)

Net assets:
Beginning of period	157,779,281	78,142,230	142,174,433	55,461,338	412,477,546	363,762,709	$86,358,475	$32,198,956	$37,224,562	$4,404,444
End of period	$148,582,358	$84,142,065	$123,541,317	$43,944,517	$375,951,324	$337,129,140	$75,344,612	$28,455,125	$31,146,908	$4,334,457

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(12,827)	$(26,331)	$(157,309)	$(172,152)	$(5,601)	$(4,316)	$3,024	$(599,898)	$11,838,674	$(437,127)
Net realized gain (loss) on security transactions	(31,355)	400	1,055,805	308,385	51,772	(17)	(2,739)	6,097,992	(2,806,671)	7,433
Net realized gain distributions	40,421	179,290	1,475,838	898,216	—	14,187	—	19,762,430	—	377,024
Change in unrealized appreciation (depreciation) during the period	(9,082)	(166,521)	(1,455,818)	208,814	(7,945)	(10,633)	7,049	(3,749,728)	32,267,885	(1,068,296)
Net increase (decrease) in net assets resulting from operations	(12,843)	(13,162)	918,516	1,243,263	38,226	(779)	7,334	21,510,796	41,299,888	(1,120,966)

Unit transactions:
Purchases	—	—	109,113	43,660	650	40	—	378,324	1,333,556	60,055
Net transfers	(21,846)	108,175	(733,767)	(168,874)	(62,781)	20,709	54	1,389,048	(7,595,686)	(1,732,808)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(82,998)	(143,477)	(2,983,398)	(2,156,549)	(45,486)	(76,396)	(4,965)	(21,727,930)	(52,392,302)	(3,140,483)
Other transactions	1	(3)	(1)	(21)	—	—	—	3,462	8,986	1,745
Death benefits	(90,141)	(697)	(277,234)	(157,646)	(6,252)	—	(18,661)	(3,216,967)	(9,042,444)	(413,659)
Net annuity transactions	—	(20,244)	(26,265)	(919)	—	4,907	—	421,594	757,545	20,138
Net increase (decrease) in net assets resulting from unit transactions	(194,984)	(56,246)	(3,911,552)	(2,440,349)	(113,869)	(50,740)	(23,572)	(22,752,469)	(66,930,345)	(5,205,012)
Net increase (decrease) in net assets	(207,827)	(69,408)	(2,993,036)	(1,197,086)	(75,643)	(51,519)	(16,238)	(1,241,673)	(25,630,457)	(6,325,978)

Net assets:
Beginning of period	866,603	1,819,855	18,538,795	14,496,070	657,526	388,822	126,048	164,590,602	388,173,394	27,760,346
End of period	$658,776	$1,750,447	$15,545,759	$13,298,984	$581,883	$337,303	$109,810	$163,348,929	$362,542,937	$21,434,368

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,985)	$(884,975)	$(121,582)	$2,031,619	$442,453	$(125,035)	$139,297	$328,482	$(113,483)	$(205,802)
Net realized gain (loss) on security transactions	1	(2,190,424)	(75,812)	(3,359,683)	6,584,539	(1,512,390)	(1,295,756)	1,400,287	(236,719)	(1,531,127)
Net realized gain distributions	—	5,631,113	1,878,614	—	16,757,570	—	1,181,917	4,456,548	4,747,795	1,612,358
Change in unrealized appreciation (depreciation) during the period	(8,370)	(1,606,732)	1,381,067	8,325,389	3,127,602	3,722,248	3,366,852	1,740,379	1,341,796	(527,234)
Net increase (decrease) in net assets resulting from operations	(11,354)	948,982	3,062,287	6,997,325	26,912,164	2,084,823	3,392,310	7,925,696	5,739,389	(651,805)

Unit transactions:
Purchases	46,004	140,353	40,702	471,716	830,876	46,249	212,222	420,024	221,841	37,448
Net transfers	58,763	(1,185,775)	1,833,334	(1,616,957)	(6,796,358)	168,396	409,048	(1,981,961)	(1,831,548)	(875,668)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(37,299)	(5,560,838)	(1,899,395)	(17,744,419)	(28,767,613)	(2,163,473)	(8,892,563)	(16,260,866)	(8,013,444)	(1,169,485)
Other transactions	156	397	62	(295)	8,387	52	(384)	2,543	25,039	—
Death benefits	(45,735)	(695,880)	(213,253)	(2,433,620)	(4,708,712)	(132,262)	(1,375,147)	(2,529,811)	(961,068)	(160,999)
Net annuity transactions	(12,707)	65,308	443	(95,145)	60,236	7,579	93,137	(12,503)	19,295	1,165
Net increase (decrease) in net assets resulting from unit transactions	9,182	(7,236,435)	(238,107)	(21,418,720)	(39,373,184)	(2,073,459)	(9,553,687)	(20,362,574)	(10,539,885)	(2,167,539)
Net increase (decrease) in net assets	(2,172)	(6,287,453)	2,824,180	(14,421,395)	(12,461,020)	11,364	(6,161,377)	(12,436,878)	(4,800,496)	(2,819,344)

Net assets:
Beginning of period	857,471	52,059,671	11,919,792	122,914,593	219,877,316	14,902,292	71,098,235	123,367,075	66,618,842	12,899,308
End of period	$855,299	$45,772,218	$14,743,972	$108,493,198	$207,416,296	$14,913,656	$64,936,858	$110,930,197	$61,818,346	$10,079,964

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(209,114)	$85,403	$1,045,008	$(608,205)	$311,735	$2,526	$(11,617)	$(75,405)	$(286,097)	$325,807
Net realized gain (loss) on security transactions	(360,076)	593,489	313,971	923,403	1,709,473	8,463	7,199	304,776	808,126	(147,656)
Net realized gain distributions	11,290	—	451,606	10,740,554	9,435,755	27,215	96,149	1,446,014	3,519,439	—
Change in unrealized appreciation (depreciation) during the period	691,298	(116,267)	1,640,735	(7,104,311)	(1,232,989)	(54,355)	(93,280)	(1,227,725)	(4,730,050)	684,523
Net increase (decrease) in net assets resulting from operations	133,398	562,625	3,451,320	3,951,441	10,223,974	(16,151)	(1,549)	447,660	(688,582)	862,674

Unit transactions:
Purchases	42,435	4,397	804,972	791,552	650,266	—	1,300	102,175	120,415	71,511
Net transfers	228,776	519,280	628,215	(727,906)	(1,290,477)	(9,728)	(70,680)	277,173	(1,622,443)	(154,874)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,751,102)	(2,479,880)	(15,598,145)	(14,560,331)	(10,772,766)	(33,811)	(46,409)	(1,717,787)	(3,556,726)	(755,613)
Other transactions	(2)	9	(772)	(1,009)	(30)	1	(1)	9	15	(1)
Death benefits	(231,765)	(146,278)	(3,059,927)	(2,185,016)	(1,647,825)	—	—	(109,118)	(431,974)	(214,609)
Net annuity transactions	(3,357)	(674)	(63,698)	45,004	(69,635)	—	(12,969)	(55,259)	(10,071)	(3,380)
Net increase (decrease) in net assets resulting from unit transactions	(1,715,015)	(2,103,146)	(17,289,355)	(16,637,706)	(13,130,467)	(43,538)	(128,759)	(1,502,807)	(5,500,784)	(1,056,966)
Net increase (decrease) in net assets	(1,581,617)	(1,540,521)	(13,838,035)	(12,686,265)	(2,906,493)	(59,689)	(130,308)	(1,055,147)	(6,189,366)	(194,292)

Net assets:
Beginning of period	14,919,710	14,355,475	125,304,643	122,216,277	87,476,243	157,225	1,034,183	12,535,282	29,530,340	7,448,045
End of period	$13,338,093	$12,814,954	$111,466,608	$109,530,012	$84,569,750	$97,536	$903,875	$11,480,135	$23,340,974	$7,253,753

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,819)	$(7,123)	$(11,233)	$(7,361)	$(836,977)	$(53,438)	$(14,821)	$(28,354)	$18,739	$3,266
Net realized gain (loss) on security transactions	159,666	(83,064)	46,200	(8,211)	27,929	(154,206)	(14,758)	324,503	(12,715)	62,787
Net realized gain distributions	—	96,634	91,642	55,173	—	287,280	45,606	—	—	166,115
Change in unrealized appreciation (depreciation) during the period	(188,355)	179,519	(52,268)	(7,421)	289,186	(99,034)	92,106	39,762	(8,374)	(85,053)
Net increase (decrease) in net assets resulting from operations	(32,508)	185,966	74,341	32,180	(519,862)	(19,398)	108,133	335,911	(2,350)	147,115

Unit transactions:
Purchases	35,216	1,370	—	—	169,685	3,198	120	2,467	28,892	2,606
Net transfers	136,884	116,862	(194,100)	(31,402)	2,539,729	(29,459)	220,184	235,003	1,536,266	4,638
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(910,684)	(273,566)	(63,484)	(55,664)	(10,005,217)	(368,418)	(74,410)	(834,587)	(1,717,960)	(174,267)
Other transactions	(6)	2	—	—	(230)	(4)	1	47	—	—
Death benefits	(77,292)	(6,144)	(1,080)	—	(1,178,274)	(39,518)	(7,914)	(226,049)	(68,525)	(7,893)
Net annuity transactions	(23,929)	—	(5,467)	—	(99,376)	1,748	—	(16,609)	—	(772)
Net increase (decrease) in net assets resulting from unit transactions	(839,811)	(161,476)	(264,131)	(87,066)	(8,573,683)	(432,453)	137,981	(839,728)	(221,327)	(175,688)
Net increase (decrease) in net assets	(872,319)	24,490	(189,790)	(54,886)	(9,093,545)	(451,851)	246,114	(503,817)	(223,677)	(28,573)

Net assets:
Beginning of period	7,595,342	1,650,963	898,288	471,761	66,818,100	3,177,827	914,747	7,138,262	4,931,918	1,410,659
End of period	$6,723,023	$1,675,453	$708,498	$416,875	$57,724,555	$2,725,976	$1,160,861	$6,634,445	$4,708,241	$1,382,086

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$135,752	$(38,043)	$5,494	$(1,963)	$264,730	$(3,873)	$(488,975)	$(44,183)	$(486,242)	$(310,844)
Net realized gain (loss) on security transactions	23,709	(192,305)	(14,615)	21,530	86,276	159,600	1,376,681	220,614	1,996,576	427,479
Net realized gain distributions	—	1,079,874	26,690	204,430	—	22,838	1,714,027	253,142	5,440,422	1,185,994
Change in unrealized appreciation (depreciation) during the period	85,352	(545,522)	193,398	214,050	584,906	67,387	(2,441,354)	(174,346)	(3,868,408)	(959,147)
Net increase (decrease) in net assets resulting from operations	244,813	304,004	210,967	438,047	935,912	245,952	160,379	255,227	3,082,348	343,482

Unit transactions:
Purchases	9,856	6,387	189	5,609	99,759	175	36,167	11,929	147,799	48,842
Net transfers	(138,503)	(193,521)	(130,694)	325,570	(142,004)	38,246	327,398	164,074	(905,970)	(3,579,020)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(666,223)	(627,492)	(197,983)	(984,370)	(1,531,598)	(302,228)	(3,963,099)	(682,054)	(6,502,837)	(2,010,104)
Other transactions	—	30	(2)	1	(1)	—	687	—	(5,362)	258
Death benefits	(69,588)	(102,420)	(14,911)	(21,814)	(242,907)	(70,457)	(460,582)	(77,390)	(1,137,300)	(289,837)
Net annuity transactions	2,542	1,856	—	—	(1,732)	—	(5,188)	(28,528)	79,622	(3,511)
Net increase (decrease) in net assets resulting from unit transactions	(861,916)	(915,160)	(343,401)	(675,004)	(1,818,483)	(334,264)	(4,064,617)	(611,969)	(8,324,048)	(5,833,372)
Net increase (decrease) in net assets	(617,103)	(611,156)	(132,434)	(236,957)	(882,571)	(88,312)	(3,904,238)	(356,742)	(5,241,700)	(5,489,890)

Net assets:
Beginning of period	4,608,990	4,353,545	1,564,491	3,520,410	10,198,325	1,843,008	30,701,151	5,128,324	54,485,307	19,659,627
End of period	$3,991,887	$3,742,389	$1,432,057	$3,283,453	$9,315,754	$1,754,696	$26,796,913	$4,771,582	$49,243,607	$14,169,737

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(551,772)	$1,739,704	$212,544	$1,450,904	$(39,413)	$1,544,137	$998	$(109)	$(6,365)	$5,990
Net realized gain (loss) on security transactions	(126,439)	3,778,870	3,526,224	817,836	97,418	(837,579)	(16,281)	(80)	19,219	16,632
Net realized gain distributions	1,356,031	5,221,271	5,121,891	—	360,431	—	—	59	37,161	20,499
Change in unrealized appreciation (depreciation) during the period	1,322,210	472,886	(1,669,725)	(65,868)	(189,375)	2,702,762	18,497	529	(26,011)	59,684
Net increase (decrease) in net assets resulting from operations	2,000,030	11,212,731	7,190,934	2,202,872	229,061	3,409,320	3,214	399	24,004	102,805

Unit transactions:
Purchases	69,609	660,924	239,818	173,046	1,593	127,871	—	—	—	4,009
Net transfers	(686,792)	358,017	(1,165,276)	3,180,076	(104,329)	879,441	2,355	—	1,720	(82,459)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,899,126)	(22,300,395)	(8,749,185)	(11,619,807)	(351,894)	(4,785,756)	(12,631)	(2,448)	(20,776)	(55,004)
Other transactions	(3,495)	(343)	(1,489)	(233)	(13)	276	—	—	—	1
Death benefits	(391,195)	(3,553,905)	(1,351,291)	(2,010,208)	(94,708)	(855,385)	(62,863)	—	(7,078)	(24,408)
Net annuity transactions	15,678	366,388	102,234	(1,144)	(8,249)	16,545	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(4,895,321)	(24,469,314)	(10,925,189)	(10,278,270)	(557,600)	(4,617,008)	(73,139)	(2,448)	(26,134)	(157,861)
Net increase (decrease) in net assets	(2,895,291)	(13,256,583)	(3,734,255)	(8,075,398)	(328,539)	(1,207,688)	(69,925)	(2,049)	(2,130)	(55,056)

Net assets:
Beginning of period	32,932,634	168,891,338	66,887,253	86,674,926	3,977,640	31,860,609	270,210	38,427	445,990	760,676
End of period	$30,037,343	$155,634,755	$63,152,998	$78,599,528	$3,649,101	$30,652,921	$200,285	$36,378	$443,860	$705,620

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio - Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account (6)

Operations:
Net investment income (loss)	$(13)	$(4,755)	$(22,862)	$(11,056)	$(1,827)	$(4,294)	$3,225	$(40,205)	$4,702	$(21,605)
Net realized gain (loss) on security transactions	53	(125)	(64,216)	7,566	(2,848)	(5,408)	1,145,799	(2,340,416)	(71,738)	(602,576)
Net realized gain distributions	—	42,447	71,910	48,930	5,360	16,085	—	2,181,516	25,647	1,932,660
Change in unrealized appreciation (depreciation) during the period	1,686	(46,491)	(144,356)	57,282	(13,664)	(9,748)	(1,469,876)	(90,387)	101,873	(1,350,522)
Net increase (decrease) in net assets resulting from operations	1,726	(8,924)	(159,524)	102,722	(12,979)	(3,365)	(320,852)	(289,492)	60,484	(42,043)

Unit transactions:
Purchases	—	10,500	3,367	691	21,000	—	492	5,519	—	—
Net transfers	—	(5,224)	(19,854)	188,763	380	(3,250)	152,933	63,539	(130,340)	(39,660)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	(5,513,281)	(5,609,514)	—	(4,844,543)
Surrenders for benefit payments and fees	(715)	(10,823)	(175,534)	(50,219)	(10,037)	(50,295)	(250,997)	(304,660)	(307,826)	(166,294)
Other transactions	—	(2)	—	(1)	1	—	36	5	6	158
Death benefits	—	—	(22,531)	(13,539)	—	(7,739)	(35,794)	(4,621)	(377,178)	(58,241)
Net annuity transactions	—	—	—	—	—	—	(39,640)	(97,240)	(1,163)	(61,150)
Net increase (decrease) in net assets resulting from unit transactions	(715)	(5,549)	(214,552)	125,695	11,344	(61,284)	(5,686,251)	(5,946,972)	(816,501)	(5,169,730)
Net increase (decrease) in net assets	1,011	(14,473)	(374,076)	228,417	(1,635)	(64,649)	(6,007,103)	(6,236,464)	(756,017)	(5,211,773)

Net assets:
Beginning of period	42,783	262,035	1,673,534	721,691	128,306	624,328	6,007,103	6,236,464	2,685,616	5,211,773
End of period	$43,794	$247,562	$1,299,458	$950,108	$126,671	$559,679	$—	$—	$1,929,599	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund
	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(8,846)	$(164,515)	$526,651	$(152,948)	$(10,959)	$(39,334)	$(4,228)	$(58,103)	$9,735	$759,401
Net realized gain (loss) on security transactions	42,236	433,414	(190,622)	311,084	4,811	254,674	27,907	170,737	215	(516,691)
Net realized gain distributions	285,929	—	272,721	—	83,311	333,431	64,334	167,899	—	—
Change in unrealized appreciation (depreciation) during the period	(429,147)	550,766	(114,443)	(183,710)	(114,647)	(696,118)	(39,483)	338,093	22,155	177,118
Net increase (decrease) in net assets resulting from operations	(109,828)	819,665	494,307	(25,574)	(37,484)	(147,347)	48,530	618,626	32,105	419,828

Unit transactions:
Purchases	—	15,291	3,595	652	365	1,883	1,973	21,543	—	74,443
Net transfers	7,586	(339,499)	86,893	(62,909)	(23,265)	(64,284)	616,028	(82,980)	1,640	(140,326)
Net interfund transfers due to corporate actions	(1,279,777)	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(110,053)	(663,653)	(572,430)	(830,276)	(291,624)	(1,028,956)	(76,574)	(651,965)	(16,455)	(2,148,999)
Other transactions	1	40	4	58	(2)	—	(2)	—	1	—
Death benefits	(720)	(112,779)	(183,383)	(129,417)	—	(12,933)	(8,466)	(56,929)	—	(211,006)
Net annuity transactions	(424)	(8,287)	31,392	(9,023)	(29,390)	—	—	—	(7,826)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,383,387)	(1,108,887)	(633,929)	(1,030,915)	(343,916)	(1,104,290)	532,959	(770,331)	(22,640)	(2,425,888)
Net increase (decrease) in net assets	(1,493,215)	(289,222)	(139,622)	(1,056,489)	(381,400)	(1,251,637)	581,489	(151,705)	9,465	(2,006,060)

Net assets:
Beginning of period	1,493,215	7,817,514	6,144,082	7,843,268	925,014	5,721,917	544,744	4,687,398	274,799	14,450,912
End of period	$—	$7,528,292	$6,004,460	$6,786,779	$543,614	$4,470,280	$1,126,233	$4,535,693	$284,264	$12,444,852

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Sub-Account	Sub-Account (8)(9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$907	$(1,542)	$1,316	$6,158	$(940)	$11,625	$455,298	$(28,438)	$(51,957)	$(29,069)
Net realized gain (loss) on security transactions	(1,212)	975	(1,690)	11,729	(4,051)	74,243	46,681	293,875	(39,240)	(141,291)
Net realized gain distributions	54,695	—	—	—	16,734	85,418	—	174,272	612,687	200,165
Change in unrealized appreciation (depreciation) during the period	(15,260)	14,074	(3,239)	(37,838)	27,064	(130,585)	(165,682)	(32,011)	27,298	427,457
Net increase (decrease) in net assets resulting from operations	39,130	13,507	(3,613)	(19,951)	38,807	40,701	336,297	407,698	548,788	457,262

Unit transactions:
Purchases	—	—	—	120	325	10,214	83,515	4,055	1,617	3,741
Net transfers	219,853	(62,720)	(2,834)	(29,086)	93,188	(54,103)	339,553	(221,789)	(238,613)	34,974
Net interfund transfers due to corporate actions	—	1,999,967	—	—	—	(1,999,967)	—	—	—	—
Surrenders for benefit payments and fees	(195,321)	(11,518)	(46,387)	(97,843)	(19,357)	(113,479)	(6,016,977)	(658,419)	(673,397)	(644,870)
Other transactions	12	—	1	—	—	(3)	3,345	(26)	6	(14)
Death benefits	—	—	(12,504)	—	—	(25,715)	(792,739)	(66,419)	(112,366)	(133,752)
Net annuity transactions	—	—	(1,451)	—	—	—	60,290	8,324	10,792	20,776
Net increase (decrease) in net assets resulting from unit transactions	24,544	1,925,729	(63,175)	(126,809)	74,156	(2,183,053)	(6,323,013)	(934,274)	(1,011,961)	(719,145)
Net increase (decrease) in net assets	63,674	1,939,236	(66,788)	(146,760)	112,963	(2,142,352)	(5,986,716)	(526,576)	(463,173)	(261,883)

Net assets:
Beginning of period	631,283	—	181,713	441,289	163,592	2,142,352	41,578,351	5,467,830	6,192,871	4,053,803
End of period	$694,957	$1,939,236	$114,925	$294,529	$276,555	$—	$35,591,635	$4,941,254	$5,729,698	$3,791,920

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio
	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,401	$2,385	$19,496	$66	$(1,066)	$(2,432)	$(642)	$(214)	$(17)	$1,444
Net realized gain (loss) on security transactions	(2,684)	(730)	(19,883)	(260)	16,144	4,968	902	32	603	(2,246)
Net realized gain distributions	2,089	—	77,978	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	10,625	13,419	(45,393)	360	(16,819)	(7,724)	3,453	(585)	2,431	6,817
Net increase (decrease) in net assets resulting from operations	11,431	15,074	32,198	166	(1,741)	(5,188)	3,713	(767)	3,017	6,015

Unit transactions:
Purchases	—	5,922	—	—	—	—	—	—	—	—
Net transfers	1,982	(52)	(33,217)	39	—	178	—	—	(4,968)	644
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(7,420)	(3,924)	(41,838)	(2,769)	(5,453)	(1,710)	(3,225)	(352)	(854)	(15,746)
Other transactions	1	—	378	—	79	2	(3)	—	—	—
Death benefits	(46,932)	(8,177)	(6,906)	—	(15,130)	(8,854)	—	—	(493)	—
Net annuity transactions	—	—	—	—	(8,829)	(6,197)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(52,369)	(6,231)	(81,583)	(2,730)	(29,333)	(16,581)	(3,228)	(352)	(6,315)	(15,102)
Net increase (decrease) in net assets	(40,938)	8,843	(49,385)	(2,564)	(31,074)	(21,769)	485	(1,119)	(3,298)	(9,087)

Net assets:
Beginning of period	174,014	125,613	487,826	10,755	85,344	155,175	44,106	13,515	24,578	43,110
End of period	$133,076	$134,456	$438,441	$8,191	$54,270	$133,406	$44,591	$12,396	$21,280	$34,023

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$179	$(7,574)	$(1,820)	$(307,522)	$(54,718)	$(238)	$—	$94	$13,392	$(15,683)
Net realized gain (loss) on security transactions	(1,057)	9,387	8,465	895,058	(20,695)	524	228	(2,420)	(31,707)	(5,687)
Net realized gain distributions	13,174	125,658	15,756	1,423,482	297,873	693	—	3,155	70,043	90,790
Change in unrealized appreciation (depreciation) during the period	60,631	95,202	5,320	(2,040,298)	(269,372)	410	(80)	(828)	(46,207)	(18,010)
Net increase (decrease) in net assets resulting from operations	72,927	222,673	27,721	(29,280)	(46,912)	1,389	148	1	5,521	51,410

Unit transactions:
Purchases	—	100	—	52,886	926	120	30	—	1,872	544
Net transfers	(4,995)	33,657	192	(498,354)	(247,342)	—	(6,561)	(8,181)	(9,275)	(97,590)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(88,813)	(114,792)	(43,719)	(2,050,317)	(401,966)	(1,396)	(40)	—	(165,764)	(139,323)
Other transactions	1	2	—	113	1	—	—	—	—	—
Death benefits	—	—	—	(246,901)	(91,028)	—	—	—	(671)	(14,899)
Net annuity transactions	(5,103)	—	—	55,028	(6,512)	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(98,910)	(81,033)	(43,527)	(2,687,545)	(745,921)	(1,276)	(6,571)	(8,181)	(173,838)	(251,268)
Net increase (decrease) in net assets	(25,983)	141,640	(15,806)	(2,716,825)	(792,833)	113	(6,423)	(8,180)	(168,317)	(199,858)

Net assets:
Beginning of period	688,569	1,353,083	234,196	18,063,322	3,480,279	25,491	6,423	8,180	1,052,786	1,040,984
End of period	$662,586	$1,494,723	$218,390	$15,346,497	$2,687,446	$25,604	$—	$—	$884,469	$841,126

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(92)	$(2,251)	$51,202	$48,631	$(276,578)	$70,563	$40,386	$441,086	$(1,638)	$19,060
Net realized gain (loss) on security transactions	11	1,899,064	427,693	328,585	(463,365)	80	(29,131)	(1,781)	(24,672)	(75,960)
Net realized gain distributions	511	—	704,472	326,223	—	1,787,798	1,216,277	220,144	—	1,071,824
Change in unrealized appreciation (depreciation) during the period	(13)	(1,473,917)	(481,440)	(183,851)	(1,081,971)	(1,067,284)	(369,456)	(346,086)	41,415	(622,517)
Net increase (decrease) in net assets resulting from operations	417	422,896	701,927	519,588	(1,821,914)	791,157	858,076	313,363	15,105	392,407

Unit transactions:
Purchases	—	23,915	24,215	—	108,557	32,475	6,020	302,945	36,319	3,153
Net transfers	—	(7,974,153)	(575,378)	(39,766)	2,689,767	888,655	510,654	(11,073)	190,253	(13,639)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(46)	(249,081)	(841,985)	(3,219,995)	(6,244,162)	(2,591,363)	(921,190)	(3,231,569)	(285,068)	(1,295,546)
Other transactions	—	(3)	35	3	15	1	(1)	99	(1)	(1)
Death benefits	—	(38,783)	(172,224)	(144,400)	(382,674)	(47,765)	(77,831)	(311,416)	(99,245)	(82,511)
Net annuity transactions	—	(3,083)	—	—	—	(14,550)	(22,212)	(10,016)	(5,459)	(22,613)
Net increase (decrease) in net assets resulting from unit transactions	(46)	(8,241,188)	(1,565,337)	(3,404,158)	(3,828,497)	(1,732,547)	(504,560)	(3,261,030)	(163,201)	(1,411,157)
Net increase (decrease) in net assets	371	(7,818,292)	(863,410)	(2,884,570)	(5,650,411)	(941,390)	353,516	(2,947,667)	(148,096)	(1,018,750)

Net assets:
Beginning of period	6,936	7,818,292	7,798,176	7,346,949	40,909,430	11,936,057	5,481,238	25,074,597	2,195,411	8,902,134
End of period	$7,307	$—	$6,934,766	$4,462,379	$35,259,019	$10,994,667	$5,834,754	$22,126,930	$2,047,315	$7,883,384

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)(16)(17)

Operations:
Net investment income (loss)	$5,586	$(85,863)	$(570,599)	$11,984	$(44,402)	$11,247	$(51,097)	$(84,974)	$(16,369)	$(98,147)
Net realized gain (loss) on security transactions	5,567	(86,472)	(355,997)	(161,943)	(575,620)	(85,291)	(101,967)	(153,809)	(354,794)	24,655
Net realized gain distributions	427,812	1,367,791	18,559,062	7,135,206	3,074,935	165,950	375,955	826,351	—	—
Change in unrealized appreciation (depreciation) during the period	(471,937)	(1,191,376)	(14,366,804)	(4,751,444)	(1,926,921)	28,800	185,976	(317,449)	100,417	360,615
Net increase (decrease) in net assets resulting from operations	(32,972)	4,080	3,265,662	2,233,803	527,992	120,706	408,867	270,119	(270,746)	287,123

Unit transactions:
Purchases	1,190	22,750	180,580	101,221	138,087	2,013	1,176	18,014	7,761	1,336
Net transfers	156,459	(38,532)	(2,708,383)	(713,011)	(461,499)	(274,926)	(35,498)	63,518	154,035	(162,267)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	6,889,291
Surrenders for benefit payments and fees	(170,189)	(967,532)	(6,995,687)	(3,543,094)	(3,814,358)	(430,405)	(416,237)	(520,957)	(1,548,733)	(345,017)
Other transactions	—	(44)	(188)	(110)	(1)	—	82	31	346	—
Death benefits	(45,856)	(39,670)	(692,543)	(465,545)	(544,955)	(45,928)	(128,032)	(156,194)	(221,208)	(7,707)
Net annuity transactions	(684)	(2,011)	(38,119)	(74,973)	(3,845)	(6,020)	(22,484)	(14,756)	(8,925)	89,387
Net increase (decrease) in net assets resulting from unit transactions	(59,080)	(1,025,039)	(10,254,340)	(4,695,512)	(4,686,571)	(755,266)	(600,993)	(610,344)	(1,616,724)	6,465,023
Net increase (decrease) in net assets	(92,052)	(1,020,959)	(6,988,678)	(2,461,709)	(4,158,579)	(634,560)	(192,126)	(340,225)	(1,887,470)	6,752,146

Net assets:
Beginning of period	2,564,372	7,747,579	52,215,077	27,011,054	30,118,413	4,589,521	4,844,572	6,798,502	11,376,017	—
End of period	$2,472,320	$6,726,620	$45,226,399	$24,549,345	$25,959,834	$3,954,961	$4,652,446	$6,458,277	$9,488,547	$6,752,146

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account (18)(19)	Sub-Account (20)(21)

Operations:
Net investment income (loss)	$(18,784)	$(71,745)
Net realized gain (loss) on security transactions	(23,386)	31,227
Net realized gain distributions	—	—
Change in unrealized appreciation (depreciation) during the period	(145,059)	244,693
Net increase (decrease) in net assets resulting from operations	(187,229)	204,175

Unit transactions:
Purchases	1,384	400
Net transfers	13,953	42,200
Net interfund transfers due to corporate actions	5,513,281	4,844,543
Surrenders for benefit payments and fees	(318,640)	(323,515)
Other transactions	1	(164)
Death benefits	(88,999)	(31,545)
Net annuity transactions	67,866	58,858
Net increase (decrease) in net assets resulting from unit transactions	5,188,846	4,590,777
Net increase (decrease) in net assets	5,001,617	4,794,952

Net assets:
Beginning of period	—	—
End of period	$5,001,617	$4,794,952

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Formerly Huntington VA Dividend Capture Fund. Change effective Feb 12, 2016.
(3) Formerly Huntington VA Situs Fund. Change effective Feb 12, 2016.
(4) Merged with Columbia Variable Portfolio - Select International Equity Fund. Change effective April 29, 2016.
(5) Merged with Columbia Variable Portfolio - Large Cap Growth Fund. Change effective April 29, 2016.
(6) Merged with Variable Portfolio - Loomis Sayles Growth Fund. Change effective April 29, 2016.
(7) Merged with Columbia Variable Portfolio - Large Cap Growth Fund. Change effective April 29, 2016.
(8) Merged with Putnam VT Voyager Fund. Change effective November 18, 2016.
(9) Funded as of November 18, 2016.
(10) Merged with Putnam VT Growth Opportunities Fund. Change effective November 18, 2016.
(11) Formerly PIMCO Global Dividend Portfolio. Change effective June 17, 2016.
(12) Liquidated as of April 29, 2016.
(13) Liquidated as of April 29, 2016.
(14) Liquidated as of April 29, 2016.
(15) Merged with Columbia Variable Portfolio - Large Cap Growth Fund II. Change effective April 29, 2016.
(16) Merged with Columbia Variable Portfolio - Large Cap Growth Fund III . Change effective April 29, 2016.
(17) Funded as of April 29, 2016.
(18) Merged with Columbia Variable Portfolio - International Opportunities Fund. Change effective April 29, 2016.
(19) Funded as of April 29, 2016.
(20) Merged with Variable Portfolio - Loomis Sayles Growth Fund II. Change effective April 29, 2016.
(21) Funded as of April 29, 2016.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2015

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$30,440	$(284)	$30,200	$34,961	$(19,344)	$858	$(12,965)	$136,346	$(308,027)	$448,790
Net realized gain (loss) on security transactions	135,273	1,823	31,763	106,377	43,510	13,490	19,518	46,008	2,814,211	(1,240,535)
Net realized gain distributions	—	4,847	483,757	—	280,665	—	—	1,393,077	4,060,958	—
Change in unrealized appreciation (depreciation) during the period	(264,750)	(2,867)	(546,779)	(41,234)	(426,708)	(39,280)	(33,135)	(3,888,601)	(9,517,725)	(804,098)
Net increase (decrease) in net assets resulting from operations	(99,037)	3,519	(1,059)	100,104	(121,877)	(24,932)	(26,582)	(2,313,170)	(2,950,583)	(1,595,843)

Unit transactions:
Purchases	14,332	1,725	5,585	54,437	38,529	3,734	—	116,306	102,935	601,329
Net transfers	46,821	(4,835)	137,453	278,804	(80,114)	(113,671)	13,373	(25,736)	379,130	(1,480,129)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(159,766)	(2,474)	(467,773)	(1,043,382)	(215,481)	(71,221)	(74,990)	(2,660,898)	(7,001,251)	(24,939,335)
Other transactions	2	—	(3)	(69)	—	—	—	338	13,486	20,173
Death benefits	(99,143)	—	(379,864)	(155,711)	(15,551)	(4,028)	(31,569)	(581,800)	(499,864)	(4,006,937)
Net annuity transactions	—	—	—	104,653	—	44,831	—	(23,936)	67,827	184,536
Net increase (decrease) in net assets resulting from unit transactions	(197,754)	(5,584)	(704,602)	(761,268)	(272,617)	(140,355)	(93,186)	(3,175,726)	(6,937,737)	(29,620,363)
Net increase (decrease) in net assets	(296,791)	(2,065)	(705,661)	(661,164)	(394,494)	(165,287)	(119,768)	(5,488,896)	(9,888,320)	(31,216,206)

Net assets:
Beginning of period	2,421,509	82,740	5,609,903	6,632,784	1,958,260	412,812	805,146	21,512,109	45,804,800	139,060,173
End of period	$2,124,718	$80,675	$4,904,242	$5,971,620	$1,563,766	$247,525	$685,378	$16,023,213	$35,916,480	$107,843,967

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$22,471	$(123,033)	$(618,893)	$(521,906)	$60,617	$(14)	$(945,807)	$1,111	$(586,016)	$26,968
Net realized gain (loss) on security transactions	1,836	2,970,044	826,248	2,388,227	(60,076)	211	—	1,249	(26,315)	2,015,693
Net realized gain distributions	—	—	3,529,273	5,444,847	228,015	—	—	5,937	919,354	—
Change in unrealized appreciation (depreciation) during the period	(63,072)	(4,249,882)	(5,820,028)	(9,154,073)	(384,664)	(191)	—	(11,571)	(2,266,465)	(3,292,017)
Net increase (decrease) in net assets resulting from operations	(38,765)	(1,402,871)	(2,083,400)	(1,842,905)	(156,108)	6	(945,807)	(3,274)	(1,959,442)	(1,249,356)

Unit transactions:
Purchases	—	250,709	113,172	209,415	18,629	—	675,590	166	291,106	185,805
Net transfers	(34,008)	864,662	(1,257,571)	(426,959)	(428,182)	—	53,865,200	13,359	(1,071,694)	(60,331)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(144,222)	(9,452,524)	(6,079,337)	(5,446,711)	(292,208)	(505)	(55,439,822)	(3,263)	(7,702,820)	(9,953,911)
Other transactions	—	16,976	6,823	7,902	(4)	1	37,340	(1)	1,168	1,415
Death benefits	(8,065)	(782,256)	(817,485)	(644,599)	(27,954)	—	(3,725,542)	—	(1,059,347)	(921,828)
Net annuity transactions	(495)	5,859	9,764	(6,939)	—	—	194,759	—	58,412	70,359
Net increase (decrease) in net assets resulting from unit transactions	(186,790)	(9,096,574)	(8,024,634)	(6,307,891)	(729,719)	(504)	(4,392,475)	10,261	(9,483,175)	(10,678,491)
Net increase (decrease) in net assets	(225,555)	(10,499,445)	(10,108,034)	(8,150,796)	(885,827)	(498)	(5,338,282)	6,987	(11,442,617)	(11,927,847)

Net assets:
Beginning of period	926,477	51,365,321	44,250,479	33,214,501	3,014,688	7,792	58,575,866	121,938	39,592,692	57,173,603
End of period	$700,922	$40,865,876	$34,142,445	$25,063,705	$2,128,861	$7,294	$53,237,584	$128,925	$28,150,075	$45,245,756

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)

Operations:
Net investment income (loss)	$(475,434)	$(51,799)	$(260,931)	$(444,299)	$(5,601,628)	$(2,351,182)	$(377,213)	$(490,881)	$(788,889)	$(90)
Net realized gain (loss) on security transactions	11,064,038	6,646,565	(250,606)	3,595,440	27,205,603	25,780,777	3,961,788	1,112,323	3,429,753	5,697
Net realized gain distributions	12,339,961	8,993,414	3,174,858	5,532,630	93,303,322	59,315,533	5,836,957	2,152,212	3,358,995	—
Change in unrealized appreciation (depreciation) during the period	(23,364,359)	(19,657,341)	(4,749,573)	(5,709,194)	(91,702,378)	(82,661,893)	(14,532,288)	(4,457,111)	(6,221,474)	(4,899)
Net increase (decrease) in net assets resulting from operations	(435,794)	(4,069,161)	(2,086,252)	2,974,577	23,204,919	83,235	(5,110,756)	(1,683,457)	(221,615)	708

Unit transactions:
Purchases	948,631	306,396	706,728	205,395	1,528,610	1,400,763	428,454	107,426	195,026	—
Net transfers	(1,133,954)	(3,504,953)	(2,331,082)	4,229,943	(8,682,247)	(5,697,986)	456,114	(1,379,493)	(229,175)	(32,412)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(29,474,203)	(14,473,803)	(29,046,374)	(9,580,320)	(78,592,899)	(74,428,567)	(20,094,646)	(7,490,984)	(7,614,159)	—
Other transactions	13,462	5,035	95,604	6,259	38,699	45,223	15,304	2,344	4,598	—
Death benefits	(5,453,263)	(1,976,264)	(4,017,444)	(1,271,493)	(8,932,566)	(9,455,954)	(1,798,301)	(576,632)	(570,899)	—
Net annuity transactions	600,781	337,144	235,984	44,366	385,549	526,045	174,093	(3,947)	24,873	—
Net increase (decrease) in net assets resulting from unit transactions	(34,498,546)	(19,306,445)	(34,356,584)	(6,365,850)	(94,254,854)	(87,610,476)	(20,818,982)	(9,341,286)	(8,189,736)	(32,412)
Net increase (decrease) in net assets	(34,934,340)	(23,375,606)	(36,442,836)	(3,391,273)	(71,049,935)	(87,527,241)	(25,929,738)	(11,024,743)	(8,411,351)	(31,704)

Net assets:
Beginning of period	192,713,621	101,517,836	178,617,269	58,852,611	483,527,481	451,289,950	$112,288,213	$43,223,699	$45,635,913	$31,704
End of period	$157,779,281	$78,142,230	$142,174,433	$55,461,338	$412,477,546	$363,762,709	$86,358,475	$32,198,956	$37,224,562	$—

(6) Liquidated as of April 24, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Columbia Variable Portfolio — Small Company Growth Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio
	Sub-Account (7)	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$25,975	$14,461	$(106,728)	$(15,996)	$(27,717)	$(168,563)	$(220,476)	$(7,184)	$(6,355)	$2,405
Net realized gain (loss) on security transactions	210,255	(27,539)	294,432	8,421	168,805	1,938,096	703,343	45,126	48,825	(194)
Net realized gain distributions	368,528	—	247,915	152,161	61,761	1,977,176	2,024,845	590	24,587	289
Change in unrealized appreciation (depreciation) during the period	(516,766)	16,814	(313,542)	(144,513)	(95,872)	(3,903,717)	(2,948,958)	(71,748)	(71,938)	(5,867)
Net increase (decrease) in net assets resulting from operations	87,992	3,736	122,077	73	106,977	(157,008)	(441,246)	(33,216)	(4,881)	(3,367)

Unit transactions:
Purchases	14,784	—	14,199	325	2,478	136,300	103,403	215	140	—
Net transfers	(2,461,702)	(652,323)	(184,212)	63,501	96,576	553,174	(213,834)	(48,524)	(85,762)	838
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(69,537)	(41,625)	(571,778)	(130,909)	(515,978)	(4,647,799)	(2,182,778)	(61,307)	(81,276)	(2,935)
Other transactions	—	131	(19)	(12)	(80)	21	(121)	—	1	—
Death benefits	(2,890)	(1,685)	(115,895)	—	(30,736)	(165,233)	(172,044)	—	—	—
Net annuity transactions	—	—	14,642	—	60,648	96,097	(2,281)	(7,202)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(2,519,345)	(695,502)	(843,063)	(67,095)	(387,092)	(4,027,440)	(2,467,655)	(116,818)	(166,897)	(2,097)
Net increase (decrease) in net assets	(2,431,353)	(691,766)	(720,986)	(67,022)	(280,115)	(4,184,448)	(2,908,901)	(150,034)	(171,778)	(5,464)

Net assets:
Beginning of period	2,431,353	691,766	5,125,430	933,625	2,099,970	22,723,243	17,404,971	807,560	560,600	131,512
End of period	$—	$—	$4,404,444	$866,603	$1,819,855	$18,538,795	$14,496,070	$657,526	$388,822	$126,048

(7) Liquidated as of April 24, 2015.
(8) Liquidated as of April 24, 2015.
(9) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(636,902)	$13,209,241	$(486,469)	$18,150	$(1,156,194)	$(164,390)	$6,710,922	$3,142,432	$87,646	$1,189,079
Net realized gain (loss) on security transactions	14,687,970	2,970,410	2,171,817	(5,964)	454,710	508,176	(2,674,860)	16,387,575	(1,209,094)	990,107
Net realized gain distributions	19,911,036	—	7,865,868	—	14,979,588	2,077,618	2,401,749	16,841,255	2,552,689	2,725,088
Change in unrealized appreciation (depreciation) during the period	(43,931,101)	(55,210,720)	(8,321,983)	(24,958)	(16,342,427)	(3,711,388)	(13,700,674)	(51,778,346)	(5,651,460)	(10,620,851)
Net increase (decrease) in net assets resulting from operations	(9,968,997)	(39,031,069)	1,229,233	(12,772)	(2,064,323)	(1,289,984)	(7,262,863)	(15,407,084)	(4,220,219)	(5,716,577)

Unit transactions:
Purchases	737,382	1,689,289	114,681	156	192,074	75,529	671,594	1,072,041	46,117	310,217
Net transfers	(3,607,940)	(7,764,032)	374,858	(68,236)	(1,818,932)	(345,373)	(2,403,049)	(3,040,494)	(470,166)	5,596,771
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(36,517,907)	(87,064,857)	(5,070,283)	(143,602)	(10,755,407)	(2,847,562)	(26,531,917)	(45,493,344)	(3,758,912)	(14,950,230)
Other transactions	17,236	21,948	3,638	—	3,298	3,522	12,901	29,566	1,194	11,069
Death benefits	(3,653,844)	(12,288,723)	(592,494)	(37,063)	(964,343)	(127,305)	(3,143,653)	(5,592,090)	(319,053)	(1,416,196)
Net annuity transactions	377,106	1,188,036	23,801	4,380	26,007	(4,269)	253,598	349,627	(14,610)	119,887
Net increase (decrease) in net assets resulting from unit transactions	(42,647,967)	(104,218,339)	(5,145,799)	(244,365)	(13,317,303)	(3,245,458)	(31,140,526)	(52,674,694)	(4,515,430)	(10,328,482)
Net increase (decrease) in net assets	(52,616,964)	(143,249,408)	(3,916,566)	(257,137)	(15,381,626)	(4,535,442)	(38,403,389)	(68,081,778)	(8,735,649)	(16,045,059)

Net assets:
Beginning of period	217,207,566	531,422,802	31,676,912	1,114,608	67,441,297	16,455,234	161,317,982	287,959,094	23,637,941	87,143,294
End of period	$164,590,602	$388,173,394	$27,760,346	$857,471	$52,059,671	$11,919,792	$122,914,593	$219,877,316	$14,902,292	$71,098,235

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,200,393	$699,765	$(256,847)	$1,008,802	$(36,282)	$1,999,579	$(1,052,259)	$118,007	$(2,221)	$(11,830)
Net realized gain (loss) on security transactions	5,461,352	2,302,484	(79,556)	(159,893)	598,792	613,971	6,586,083	4,115,039	1,439	42,131
Net realized gain distributions	—	4,254,332	8,236,091	83,456	—	3,350,936	25,262,226	13,285,366	18,205	41,184
Change in unrealized appreciation (depreciation) during the period	(17,707,881)	(10,975,947)	(7,542,656)	(1,911,881)	(820,163)	(8,962,649)	(31,101,273)	(20,152,411)	(1,335)	(18,038)
Net increase (decrease) in net assets resulting from operations	(11,046,136)	(3,719,366)	357,032	(979,516)	(257,653)	(2,998,163)	(305,223)	(2,633,999)	16,088	53,447

Unit transactions:
Purchases	733,642	517,408	54,697	114,967	36,856	721,103	651,150	408,345	—	—
Net transfers	(1,752,545)	(1,494,184)	683,433	703,264	507,757	2,968,975	(4,003,965)	(1,276,762)	316	251,971
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(25,762,845)	(14,983,142)	(2,554,710)	(2,030,380)	(2,317,591)	(18,550,381)	(18,255,263)	(12,939,078)	(952)	(222,701)
Other transactions	12,619	4,107	(5)	25	(147)	(108)	(256)	(171)	2	—
Death benefits	(3,209,881)	(1,163,787)	(130,795)	(281,176)	(213,522)	(2,251,867)	(1,319,478)	(823,313)	—	—
Net annuity transactions	189,664	185,838	15,336	(5,065)	(94,656)	(10,668)	(105,352)	55,163	—	71,365
Net increase (decrease) in net assets resulting from unit transactions	(29,789,346)	(16,933,760)	(1,932,044)	(1,498,365)	(2,081,303)	(17,122,946)	(23,033,164)	(14,575,816)	(634)	100,635
Net increase (decrease) in net assets	(40,835,482)	(20,653,126)	(1,575,012)	(2,477,881)	(2,338,956)	(20,121,109)	(23,338,387)	(17,209,815)	15,454	154,082

Net assets:
Beginning of period	164,202,557	87,271,968	14,474,320	17,397,591	16,694,431	145,425,752	145,554,664	104,686,058	141,771	880,101
End of period	$123,367,075	$66,618,842	$12,899,308	$14,919,710	$14,355,475	$125,304,643	$122,216,277	$87,476,243	$157,225	$1,034,183

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(106,542)	$(455,140)	$432,905	$(18,422)	$(12,737)	$(14,184)	$(9,553)	$(1,130,438)	$(71,464)	$(19,899)
Net realized gain (loss) on security transactions	1,359,046	3,374,939	(90,588)	362,135	20,991	82,084	6,175	42,115	93,502	34,563
Net realized gain distributions	4,094,933	6,294,847	—	—	298,737	113,761	79,048	7,229	701,505	127,300
Change in unrealized appreciation (depreciation) during the period	(4,657,511)	(6,007,577)	(816,089)	(293,996)	(417,614)	(173,007)	(91,940)	(157,663)	(1,077,327)	(162,313)
Net increase (decrease) in net assets resulting from operations	689,926	3,207,069	(473,772)	49,717	(110,623)	8,654	(16,270)	(1,238,757)	(353,784)	(20,349)

Unit transactions:
Purchases	180,347	243,110	174,851	68,128	14,297	—	7,000	228,369	6,559	70
Net transfers	(883,751)	(3,502,683)	280,487	409,939	(73,428)	2,605	(88,156)	5,750,128	73,514	94,008
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,227,551)	(4,448,945)	(1,076,780)	(1,112,729)	(222,230)	(241,176)	(47,967)	(22,204,352)	(546,277)	(384,569)
Other transactions	(18)	(182)	3	(16)	—	(1)	—	13,334	(4)	(1)
Death benefits	(250,138)	(576,162)	(97,724)	(119,436)	(44,550)	(1,999)	(15,390)	(2,765,772)	(50,314)	(61,394)
Net annuity transactions	219,207	39,214	15,995	99,489	—	(1,711)	—	526,287	10,773	(6,418)
Net increase (decrease) in net assets resulting from unit transactions	(2,961,904)	(8,245,648)	(703,168)	(654,625)	(325,911)	(242,282)	(144,513)	(18,452,006)	(505,749)	(358,304)
Net increase (decrease) in net assets	(2,271,978)	(5,038,579)	(1,176,940)	(604,908)	(436,534)	(233,628)	(160,783)	(19,690,763)	(859,533)	(378,653)

Net assets:
Beginning of period	14,807,260	34,568,919	8,624,985	8,200,250	2,087,497	1,131,916	632,544	86,508,863	4,037,360	1,293,400
End of period	$12,535,282	$29,530,340	$7,448,045	$7,595,342	$1,650,963	$898,288	$471,761	$66,818,100	$3,177,827	$914,747

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(40,325)	$14,535	$(2,804)	$147,618	$52,075	$(64,870)	$6,090	$501	$246,537	$(16,697)
Net realized gain (loss) on security transactions	400,327	(4,979)	201,444	195,837	(375,431)	215,922	(628)	7,001	183,355	297,577
Net realized gain distributions	—	—	56,883	—	660,381	769,405	134,545	335,157	77,330	99,508
Change in unrealized appreciation (depreciation) during the period	(329,704)	(3,805)	(327,231)	(586,836)	(251,612)	(1,409,398)	(207,441)	(490,098)	(830,101)	(476,618)
Net increase (decrease) in net assets resulting from operations	30,298	5,751	(71,708)	(243,381)	85,413	(488,941)	(67,434)	(147,439)	(322,879)	(96,230)

Unit transactions:
Purchases	1,032	52,692	—	16,386	509	10,775	5,359	6,023	79,307	24,170
Net transfers	(98,107)	150,142	15,383	(2,338,157)	(3,003,867)	(1,194,457)	43,844	(319,069)	176,150	(23,869)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,131,679)	(563,812)	(455,285)	(1,347,086)	(139,695)	(1,250,124)	(132,075)	(1,082,678)	(1,765,489)	(1,178,276)
Other transactions	58	(2)	(1)	4,513	1,512	535	(3)	(1)	(53)	17
Death benefits	(219,887)	(20,181)	(5,436)	(412,128)	(2,891)	(323,560)	(26,088)	(45,930)	(303,712)	(3,655)
Net annuity transactions	(21,013)	—	(933)	—	—	—	—	—	(1,778)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,469,596)	(381,161)	(446,272)	(4,076,472)	(3,144,432)	(2,756,831)	(108,963)	(1,441,655)	(1,815,575)	(1,181,613)
Net increase (decrease) in net assets	(1,439,298)	(375,410)	(517,980)	(4,319,853)	(3,059,019)	(3,245,772)	(176,397)	(1,589,094)	(2,138,454)	(1,277,843)

Net assets:
Beginning of period	8,577,560	5,307,328	1,928,639	8,928,843	3,059,019	7,599,317	1,740,888	5,109,504	12,336,779	3,120,851
End of period	$7,138,262	$4,931,918	$1,410,659	$4,608,990	$—	$4,353,545	$1,564,491	$3,520,410	$10,198,325	$1,843,008

(10) Liquidated as of March 6, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series
	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)

Operations:
Net investment income (loss)	$29,500	$(459,649)	$(47,635)	$29,321	$(565,303)	$(367,037)	$(702,668)	$1,417,860	$383,359	$1,623,299
Net realized gain (loss) on security transactions	1,559,771	1,986,761	430,991	1,629,910	5,508,467	999,414	726,126	9,172,664	5,428,934	1,292,540
Net realized gain distributions	292,910	1,552,338	184,512	674,021	6,414,370	1,815,721	1,120,371	7,029,665	4,260,036	—
Change in unrealized appreciation (depreciation) during the period	(1,764,067)	(1,432,608)	(716,791)	(2,259,595)	(12,208,334)	(1,942,715)	(1,993,881)	(21,296,381)	(11,736,102)	(4,620,693)
Net increase (decrease) in net assets resulting from operations	118,114	1,646,842	(148,923)	73,657	(850,800)	505,383	(850,052)	(3,676,192)	(1,663,773)	(1,704,854)

Unit transactions:
Purchases	1,018	53,365	29,347	2,920	350,285	87,825	157,201	594,363	419,372	627,758
Net transfers	103,559	4,332,197	45,795	(56,148)	(2,380,689)	2,757,458	(3,219,153)	(8,368,081)	(1,372,654)	1,479,157
Net interfund transfers due to corporate actions	(5,734,180)	—	—	(7,776,888)	—	—	—	—	—	—
Surrenders for benefit payments and fees	(293,372)	(4,906,394)	(1,043,182)	(491,171)	(11,076,788)	(2,649,778)	(6,822,560)	(38,580,760)	(12,236,108)	(16,283,769)
Other transactions	—	15,165	(364)	(1)	9,537	1,608	4,150	16,681	18,670	75,525
Death benefits	(37,729)	(478,030)	(69,389)	(20,528)	(1,444,465)	(286,982)	(579,600)	(5,063,075)	(1,308,473)	(1,683,754)
Net annuity transactions	(116,615)	15,493	2,496	(70,997)	106,926	(1,092)	8,158	120,773	74,796	13,352
Net increase (decrease) in net assets resulting from unit transactions	(6,077,319)	(968,204)	(1,035,297)	(8,412,813)	(14,435,194)	(90,961)	(10,451,804)	(51,280,099)	(14,404,397)	(15,771,731)
Net increase (decrease) in net assets	(5,959,205)	678,638	(1,184,220)	(8,339,156)	(15,285,994)	414,422	(11,301,856)	(54,956,291)	(16,068,170)	(17,476,585)

Net assets:
Beginning of period	5,959,205	30,022,513	6,312,544	8,339,156	69,771,301	19,245,205	44,234,490	223,847,629	82,955,423	104,151,511
End of period	$—	$30,701,151	$5,128,324	$—	$54,485,307	$19,659,627	$32,932,634	$168,891,338	$66,887,253	$86,674,926

(11) Merged with MFS® Core Equity Portfolio. Change effective March 27, 2015.
(12) Merged with MFS® Massachusetts Investors Growth Stock Portfolio. Change effective March 27, 2015.
(13) Formerly MFS® Research Bond Fund. Change effective April 30, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	MFS® Research International Fund	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio
	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$353,142	$(53,552)	$1,983,587	$570	$(491)	$(6,932)	$5,377	$659	$(4,939)	$(29,367)
Net realized gain (loss) on security transactions	(247,873)	360,540	(465,496)	10	216	7,462	11,893	57	4,128	22,613
Net realized gain distributions	—	337,239	—	16,773	543	24,817	44,249	—	35,108	309,504
Change in unrealized appreciation (depreciation) during the period	850,518	(658,792)	(3,591,045)	(22,149)	(862)	(22,901)	(71,903)	(1,819)	(9,642)	(431,893)
Net increase (decrease) in net assets resulting from operations	955,787	(14,565)	(2,072,954)	(4,796)	(594)	2,446	(10,384)	(1,103)	24,655	(129,143)

Unit transactions:
Purchases	32,483	2,366	218,933	—	—	—	3,846	—	4,500	7,331
Net transfers	973,141	(608,474)	(562,058)	(12,508)	5,559	(6,566)	76,468	—	(3,073)	44,498
Net interfund transfers due to corporate actions	(15,262,315)	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,020,264)	(972,767)	(7,575,070)	(2,473)	(2,210)	(11,318)	(37,980)	(717)	(17,393)	(208,972)
Other transactions	2,579	5,611	6,533	—	—	—	—	—	—	—
Death benefits	(124,504)	(21,320)	(1,056,352)	—	—	—	(4,076)	—	—	(44,106)
Net annuity transactions	(10,527)	13,320	18,643	—	—	—	—	—	—	(4,231)
Net increase (decrease) in net assets resulting from unit transactions	(15,409,407)	(1,581,264)	(8,949,371)	(14,981)	3,349	(17,884)	38,258	(717)	(15,966)	(205,480)
Net increase (decrease) in net assets	(14,453,620)	(1,595,829)	(11,022,325)	(19,777)	2,755	(15,438)	27,874	(1,820)	8,689	(334,623)

Net assets:
Beginning of period	14,453,620	5,573,469	42,882,934	289,987	35,672	461,428	732,802	44,603	253,346	2,008,157
End of period	$—	$3,977,640	$31,860,609	$270,210	$38,427	$445,990	$760,676	$42,783	$262,035	$1,673,534

(14) Merged with MFS® Research International Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio — Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio — Dividend Opportunity Fund	Columbia Variable Portfolio — Income Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account	Sub-Account (17)	Sub-Account (18)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(13,138)	$(2,052)	$(4,478)	$(129,106)	$(135,833)	$282	$(115,473)	$(34,843)	$(183,242)	$505,569
Net realized gain (loss) on security transactions	32,721	(2,117)	9,339	425,849	158,661	9,157	456,476	206,051	419,414	(118,993)
Net realized gain distributions	98,379	30,525	48,739	—	1,028,227	301,877	688,317	300,969	—	62,563
Change in unrealized appreciation (depreciation) during the period	(206,288)	(37,410)	(17,036)	(403,060)	(1,007,681)	(336,202)	(1,017,361)	(472,889)	(647,941)	(634,311)
Net increase (decrease) in net assets resulting from operations	(88,326)	(11,054)	36,564	(106,317)	43,374	(24,886)	11,959	(712)	(411,769)	(185,172)

Unit transactions:
Purchases	4,070	9,000	—	26,608	9,905	3,500	12,899	8,675	12,030	14,925
Net transfers	12,981	113	31,369	(13,961)	(54,533)	(39,538)	(105,742)	4,744	26,366	38,473
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(94,695)	(20,902)	(40,794)	(948,153)	(947,422)	(263,614)	(720,052)	(348,955)	(941,631)	(1,204,487)
Other transactions	(1)	—	—	(34)	64	10	(39)	40	(46)	(126)
Death benefits	(1,218)	—	—	(134,130)	(139,242)	(255,324)	(172,129)	(53,920)	(236,609)	(195,532)
Net annuity transactions	—	—	—	7,377	15,199	(1,246)	13,042	(14,010)	3,487	15,404
Net increase (decrease) in net assets resulting from unit transactions	(78,863)	(11,789)	(9,425)	(1,062,293)	(1,116,029)	(556,212)	(972,021)	(403,426)	(1,136,403)	(1,331,343)
Net increase (decrease) in net assets	(167,189)	(22,843)	27,139	(1,168,610)	(1,072,655)	(581,098)	(960,062)	(404,138)	(1,548,172)	(1,516,515)

Net assets:
Beginning of period	888,880	151,149	597,189	7,175,713	7,309,119	3,266,714	6,171,835	1,897,353	9,365,686	7,660,597
End of period	$721,691	$128,306	$624,328	$6,007,103	$6,236,464	$2,685,616	$5,211,773	$1,493,215	$7,817,514	$6,144,082

(15) Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund. Change effective May 1, 2015.
(16) Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund. Change effective November 20, 2015.
(17) Formerly Columbia Variable Portfolio — Marsico Growth Fund. Change effective November 20, 2015.
(18) Formerly Columbia Variable Portfolio — Marsico 21st Century Fund. Change effective November 20, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account (19)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(185,323)	$(15,854)	$(34,166)	$(6,138)	$(50,071)	$3,998	$1,303,324	$1,527	$(568)	$(3,041)
Net realized gain (loss) on security transactions	509,368	68,500	488,402	95,877	419,732	4,020	(225,323)	3,156	1,281	2,346
Net realized gain distributions	—	200,363	440,662	101,607	798,384	22,651	—	53,243	—	—
Change in unrealized appreciation (depreciation) during the period	1,855	(223,608)	(736,667)	(180,132)	(1,565,640)	(67,801)	(1,702,782)	(70,447)	(7,070)	(13,320)
Net increase (decrease) in net assets resulting from operations	325,900	29,401	158,231	11,214	(397,595)	(37,132)	(624,781)	(12,521)	(6,357)	(14,015)

Unit transactions:
Purchases	19,835	170	25,872	2,722	36,387	—	122,153	—	—	80
Net transfers	(228,827)	114,150	5,585	(99,558)	(272,324)	11,304	734,154	278,104	864	58,762
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,036,346)	(413,753)	(1,123,197)	(125,087)	(690,381)	(71,890)	(2,383,297)	(92,822)	(17,647)	(24,675)
Other transactions	8	16	(274)	(1)	(72)	—	16	—	—	—
Death benefits	(221,136)	(21,940)	(55,869)	(16,162)	(118,227)	—	(378,803)	(16,413)	—	—
Net annuity transactions	32,041	167,394	—	—	—	37,049	—	—	6,599	—
Net increase (decrease) in net assets resulting from unit transactions	(1,434,425)	(153,963)	(1,147,883)	(238,086)	(1,044,617)	(23,537)	(1,905,777)	168,869	(10,184)	34,167
Net increase (decrease) in net assets	(1,108,525)	(124,562)	(989,652)	(226,872)	(1,442,212)	(60,669)	(2,530,558)	156,348	(16,541)	20,152

Net assets:
Beginning of period	8,951,793	1,049,576	6,711,569	771,616	6,129,610	335,468	16,981,470	474,935	198,254	421,137
End of period	$7,843,268	$925,014	$5,721,917	$544,744	$4,687,398	$274,799	$14,450,912	$631,283	$181,713	$441,289

(19) Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO Global Dividend Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (20)	Sub-Account

Operations:
Net investment income (loss)	$(1,670)	$10,271	$1,006,924	$(27,053)	$(68,672)	$(29,131)	$1,292	$3,525	$25,473	$5
Net realized gain (loss) on security transactions	1,122	87,076	113,211	551,788	308,340	(96,871)	265	(2,092)	13,252	(163)
Net realized gain distributions	30,190	363,000	—	282,026	1,042,372	344,718	—	—	51,589	—
Change in unrealized appreciation (depreciation) during the period	(38,958)	(586,345)	(1,235,754)	(844,449)	(1,776,314)	(391,381)	(8,683)	(15,766)	(136,204)	6
Net increase (decrease) in net assets resulting from operations	(9,316)	(125,998)	(115,619)	(37,688)	(494,274)	(172,665)	(7,126)	(14,333)	(45,890)	(152)

Unit transactions:
Purchases	—	14,332	134,773	12,879	13,224	2,269	—	5,985	—	—
Net transfers	(3,657)	76,722	(991,734)	58,560	103,362	(141,129)	—	(14,726)	50,195	(158)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(97,874)	(160,824)	(10,325,438)	(1,173,422)	(1,513,179)	(679,570)	(878)	(10,646)	(29,424)	(3,294)
Other transactions	—	—	34	303	72	224	1	—	(181)	—
Death benefits	—	(101,325)	(1,316,536)	(106,588)	(106,558)	(80,765)	—	(6,040)	—	—
Net annuity transactions	—	—	304,709	12,867	2,570	11,879	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(101,531)	(171,095)	(12,194,192)	(1,195,401)	(1,500,509)	(887,092)	(877)	(25,427)	20,590	(3,452)
Net increase (decrease) in net assets	(110,847)	(297,093)	(12,309,811)	(1,233,089)	(1,994,783)	(1,059,757)	(8,003)	(39,760)	(25,300)	(3,604)

Net assets:
Beginning of period	274,439	2,439,445	53,888,162	6,700,919	8,187,654	5,113,560	182,017	165,373	513,126	14,359
End of period	$163,592	$2,142,352	$41,578,351	$5,467,830	$6,192,871	$4,053,803	$174,014	$125,613	$487,826	$10,755

(20) Formerly PIMCO EqS Pathfinder Fund®. Change effective July 10, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,414)	$(2,746)	$(835)	$(234)	$(131)	$2,190	$(8)	$14,546	$(1,476)	$(368,695)
Net realized gain (loss) on security transactions	2,039	4,455	4,725	60	3,456	(413)	2,483	76,784	21,504	1,476,197
Net realized gain distributions	—	—	—	—	—	—	28,644	215,375	773	99,368
Change in unrealized appreciation (depreciation) during the period	2,875	11,880	(8,660)	374	(4,861)	(5,126)	(60,665)	(370,447)	(44,470)	(608,703)
Net increase (decrease) in net assets resulting from operations	3,500	13,589	(4,770)	200	(1,536)	(3,349)	(29,546)	(63,742)	(23,669)	598,167

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	—	70,399
Net transfers	—	(1,548)	—	—	941	710	6,705	(10,370)	286	296,135
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(11,948)	(1,171)	(1,277)	(372)	(53,430)	(1,782)	(129,986)	(216,687)	(86,577)	(3,083,401)
Other transactions	(3)	1	(128)	—	—	—	(1)	2	—	312
Death benefits	—	—	—	—	(1,251)	—	(924)	(124)	—	(205,334)
Net annuity transactions	8,908	(6,703)	(13,148)	—	—	—	(5,556)	—	—	(35,468)
Net increase (decrease) in net assets resulting from unit transactions	(3,043)	(9,421)	(14,553)	(372)	(53,740)	(1,072)	(129,762)	(227,179)	(86,291)	(2,957,357)
Net increase (decrease) in net assets	457	4,168	(19,323)	(172)	(55,276)	(4,421)	(159,308)	(290,921)	(109,960)	(2,359,190)

Net assets:
Beginning of period	84,887	151,007	63,429	13,687	79,854	47,531	847,877	1,644,004	344,156	20,422,512
End of period	$85,344	$155,175	$44,106	$13,515	$24,578	$43,110	$688,569	$1,353,083	$234,196	$18,063,322

(21) Formerly ClearBridge Variable Equity Income Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account (22)	Sub-Account (23)	Sub-Account (24)	Sub-Account (25)	Sub-Account (26)	Sub-Account (27)	Sub-Account (28)	Sub-Account (29)	Sub-Account

Operations:
Net investment income (loss)	$(76,912)	$(212)	$(13)	$(163)	$30,227	$(20,613)	$(100)	$(105,173)	$(102,393)	$(56,979)
Net realized gain (loss) on security transactions	253,844	148	195	2,452	11,447	87,679	47	432,085	655,124	166,699
Net realized gain distributions	319,773	—	—	2,986	—	139,185	1,089	—	903,877	94,276
Change in unrealized appreciation (depreciation) during the period	(560,085)	(91)	(345)	(5,367)	(19,188)	(238,185)	(1,233)	(1,439,577)	(1,806,840)	(167,867)
Net increase (decrease) in net assets resulting from operations	(63,380)	(155)	(163)	(92)	22,486	(31,934)	(197)	(1,112,665)	(350,232)	36,129

Unit transactions:
Purchases	9,951	120	120	—	11,526	11,044	—	32,477	94,162	13,431
Net transfers	782,325	—	—	(39)	(16,195)	(2,764)	—	231,278	(199,783)	(385,532)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(862,732)	(68)	(49)	(4,142)	(182,018)	(192,327)	(56)	(1,205,816)	(1,069,712)	(550,500)
Other transactions	84	—	—	—	1	1	1	83	(313)	2
Death benefits	(58,775)	—	(11,256)	(12,418)	(34,598)	(18,549)	—	(211,907)	(254,776)	—
Net annuity transactions	27,065	—	—	—	—	(604)	—	2,782	—	—
Net increase (decrease) in net assets resulting from unit transactions	(102,082)	52	(11,185)	(16,599)	(221,284)	(203,199)	(55)	(1,151,103)	(1,430,422)	(922,599)
Net increase (decrease) in net assets	(165,462)	(103)	(11,348)	(16,691)	(198,798)	(235,133)	(252)	(2,263,768)	(1,780,654)	(886,470)

Net assets:
Beginning of period	3,645,741	25,594	17,771	24,871	1,251,584	1,276,117	7,188	10,082,060	9,578,830	8,233,419
End of period	$3,480,279	$25,491	$6,423	$8,180	$1,052,786	$1,040,984	$6,936	$7,818,292	$7,798,176	$7,346,949

(22) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(23) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(24) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(25) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(26) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(27) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.
(28) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(29) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$34,328	$(43,268)	$82,878	$79,193	$(6,860)	$177,750	$(23,737)	$(140,488)	$(348,781)	$(136,948)
Net realized gain (loss) on security transactions	(224,713)	130,147	157,295	(32,481)	(53,825)	117,648	75,101	216,330	1,223,472	417,764
Net realized gain distributions	—	201,780	108,089	67,096	289	154,566	21,771	100,610	1,284,064	734,359
Change in unrealized appreciation (depreciation) during the period	(898,032)	(362,431)	(655,988)	(542,352)	(98,930)	(737,912)	64,091	(234,661)	628,689	(1,058,905)
Net increase (decrease) in net assets resulting from operations	(1,088,417)	(73,772)	(307,726)	(428,544)	(159,326)	(287,948)	137,226	(58,209)	2,787,444	(43,730)

Unit transactions:
Purchases	109,031	274,579	16,136	114,425	4,648	122,191	27,392	11,253	364,890	308,530
Net transfers	(49,374)	(92,899)	(960,045)	714,730	(67,399)	15,416	69,318	(94,568)	(1,953,447)	528,118
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,450,157)	(1,727,615)	(1,582,732)	(3,707,849)	(716,318)	(1,728,508)	(481,884)	(912,170)	(6,659,769)	(4,088,420)
Other transactions	(19)	2	(696)	(25)	(74)	(42)	(68)	2	(329)	14
Death benefits	(582,788)	(743,447)	(35,513)	(485,834)	(12,391)	(288,420)	(158)	(41,569)	(706,983)	(839,620)
Net annuity transactions	—	54,222	74,127	24,871	21,545	91,551	(5,741)	(3,563)	(48,145)	162,215
Net increase (decrease) in net assets resulting from unit transactions	(3,973,307)	(2,235,158)	(2,488,723)	(3,339,682)	(769,989)	(1,787,812)	(391,141)	(1,040,615)	(9,003,783)	(3,929,163)
Net increase (decrease) in net assets	(5,061,724)	(2,308,930)	(2,796,449)	(3,768,226)	(929,315)	(2,075,760)	(253,915)	(1,098,824)	(6,216,339)	(3,972,893)

Net assets:
Beginning of period	45,971,154	14,244,987	8,277,687	28,842,823	3,124,726	10,977,894	2,818,287	8,846,403	58,431,416	30,983,947
End of period	$40,909,430	$11,936,057	$5,481,238	$25,074,597	$2,195,411	$8,902,134	$2,564,372	$7,747,579	$52,215,077	$27,011,054

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2015

	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account (30)(31)	Sub-Account (32)(33)	Sub-Account (34)(35)

Operations:
Net investment income (loss)	$(109,015)	$(34,697)	$(46,417)	$(66,933)	$74,813
Net realized gain (loss) on security transactions	305,794	(32,014)	(35,128)	(39,493)	(40,736)
Net realized gain distributions	238,780	1,718	403,374	427,460	105,187
Change in unrealized appreciation (depreciation) during the period	(2,321,801)	(192,648)	(523,309)	(520,864)	(1,314,230)
Net increase (decrease) in net assets resulting from operations	(1,886,242)	(257,641)	(201,480)	(199,830)	(1,174,966)

Unit transactions:
Purchases	260,550	63,631	743	11,456	32,475
Net transfers	981,905	111,337	(400,794)	58,506	(261,322)
Net interfund transfers due to corporate actions	—	—	5,734,180	7,776,888	15,262,315
Surrenders for benefit payments and fees	(4,403,440)	(724,901)	(385,539)	(823,982)	(2,277,181)
Other transactions	(175)	(1)	(1)	7,316	(77)
Death benefits	(784,805)	(181,015)	(42,580)	(92,880)	(243,681)
Net annuity transactions	21,031	24,521	140,043	61,028	38,454
Net increase (decrease) in net assets resulting from unit transactions	(3,924,934)	(706,428)	5,046,052	6,998,332	12,550,983
Net increase (decrease) in net assets	(5,811,176)	(964,069)	4,844,572	6,798,502	11,376,017

Net assets:
Beginning of period	35,929,589	5,553,590	—	—	—
End of period	$30,118,413	$4,589,521	$4,844,572	$6,798,502	$11,376,017

(30) Funded as of March 27, 2015.
(31) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(32) Funded as of March 27, 2015.
(33) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.
(34) Funded as of March 27, 2015.
(35) Merged with MFS® Research International Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Notes to Financial Statements
December 31, 2016

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Hartford Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:
American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund (Formerly Invesco V.I. Money Market Fund), American Century VP Mid Cap Value Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Columbia Variable Portfolio - Small Company Growth Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Flex Cap Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Catalyst Dividend Capture VA Fund (Formerly Huntington VA Dividend Capture Fund), Catalyst Insider Buying VA Fund (Formerly Huntington VA Situs Fund), Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, MFS® Growth Fund, MFS® Global Equity Fund, MFS® Investors Trust Fund, MFS® Mid Cap Growth Fund, MFS® New Discovery Fund, MFS® Total Return Fund, MFS® Value Fund, MFS® Total Return Bond Series, MFS® Research Fund, MFS® High Yield Portfolio, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, UIF Core Plus Fixed Income Portfolio, UIF Growth Portfolio, UIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio, BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio - International Opportunities Fund (Merged with Columbia Variable Portfolio - Select International Equity Fund), Columbia Variable Portfolio - Large Cap Growth Fund III (Merged with Columbia Variable Portfolio - Large Cap Growth Fund), Columbia Variable Portfolio - Asset Allocation Fund, Variable Portfolio - Loomis Sayles Growth Fund II (Merged with Variable Portfolio - Loomis Sayles Growth Fund), Columbia Variable Portfolio - Large Cap Growth Fund II (Merged with Columbia Variable Portfolio - Large Cap Growth Fund), Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund/VA, Oppenheimer Equity Income Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund (Merged with Putnam VT Voyager Fund), Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, Putnam VT Voyager Fund (Merged with Putnam VT Growth Opportunities Fund), JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, Putnam VT Equity Income Fund, PIMCO All Asset Fund, PIMCO StocksPLUS Global Portfolio (Formerly PIMCO Global Dividend Portfolio), PIMCO Global Multi-Asset Managed Allocation Portfolio, Jennison 20/20 Focus Fund, Jennison Fund, Prudential Value Portfolio, Prudential SP International Growth Portfolio, ClearBridge Variable Dividend Strategy Portfolio, Western Asset Variable Global High Yield Bond Portfolio, ClearBridge Variable Large Cap Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT Total Return Bond Fund*, Wells Fargo VT Intrinsic Value Fund*, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Small Cap Value Fund*, Wells Fargo VT Opportunity Fund, HIMCO VIT Index Fund, HIMCO VIT Portfolio Diversifier Fund, HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund, HIMCO VIT American Funds New World Fund, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio, Columbia Variable Portfolio - Large Cap Growth Fund (Merged with Columbia Variable Portfolio - Large Cap Growth Fund II)( Merged with Columbia Variable Portfolio - Large Cap Growth Fund III ), Columbia Variable Portfolio - Select International Equity Fund (Merged with Columbia Variable Portfolio - International Opportunities Fund), Variable Portfolio - Loomis Sayles Growth Fund (Merged with Variable Portfolio - Loomis Sayles Growth Fund II).
* During 2016, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2016 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2016, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2016 and 2015.

g) Accounting for Uncertain Tax Positions - The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2017. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2016.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges -

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%
MAV Plus Charge maximum of 0.30%
Maximum Anniversary Value III Charge maximum of 1.50%
Liquidity Feature Charge maximum of 0.50%
MAV V Charge maximum of 1.50%
MAV IV Charge maximum of 1.50%
Legacy Lock Charge maximum of 1.50%
Daily Lock Charge maximum of 2.50%
Safety Plus Charge maximum of 2.50%
Future 5 Charge maximum of 2.50%
Future 6 Charge maximum of 2.50%
Maximum Daily Value Charge maximum of 1.50%
Return of Premium IV Charge maximum of 0.75%
Return of Premium V Charge maximum of 0.75%
Return of Premium III Charge maximum of 0.75%
Return of Premium Death Benefit Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven or eight years (based upon contract terms) after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

g) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.11% and 1.35%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$205,781	$752,627
American Century VP Growth Fund	$7,773	$10,244
AB VPS Balanced Wealth Strategy Portfolio	$635,850	$994,120
AB VPS International Value Portfolio	$593,621	$1,616,884
AB VPS Small/Mid Cap Value Portfolio	$587,363	$370,227
AB VPS Value Portfolio	$6,601	$34,461
AB VPS International Growth Portfolio	$37,998	$138,261
Invesco V.I. Value Opportunities Fund	$5,281,999	$3,078,059
Invesco V.I. Core Equity Fund	$3,462,071	$8,242,080
Invesco V.I. Government Securities Fund	$12,563,602	$24,736,949
Invesco V.I. High Yield Fund	$94,386	$252,218
Invesco V.I. International Growth Fund	$3,076,049	$9,095,409
Invesco V.I. Mid Cap Core Equity Fund	$4,489,435	$7,747,268
Invesco V.I. Small Cap Equity Fund	$3,392,896	$6,052,041
Invesco V.I. Balanced Risk Allocation Fund	$281,257	$785,406
Invesco V.I. Diversified Dividend Fund	$82	$626
Invesco V.I. Government Money Market Fund+	$51,147,590	$48,189,093
American Century VP Mid Cap Value Fund	$9,183	$16,223
American Funds Global Bond Fund	$3,228,621	$7,460,049
American Funds Global Growth and Income Fund	$1,886,347	$8,812,547
American Funds Asset Allocation Fund	$14,511,621	$31,297,089
American Funds Blue Chip Income and Growth Fund	$18,741,957	$18,328,943
American Funds Bond Fund	$10,392,574	$30,713,549
American Funds Global Growth Fund	$6,061,735	$13,077,278
American Funds Growth Fund	$44,507,649	$77,165,532
American Funds Growth-Income Fund	$51,027,926	$71,586,213
American Funds International Fund	$10,790,044	$16,578,969
American Funds New World Fund	$1,827,516	$6,855,925
American Funds Global Small Capitalization Fund	$7,484,060	$7,797,720
Columbia Variable Portfolio - Small Company Growth Fund	$1,085,337	$820,804
Wells Fargo VT Omega Growth Fund	$83,194	$250,586
Fidelity® VIP Growth Portfolio	$458,180	$361,464
Fidelity® VIP Contrafund® Portfolio	$2,461,336	$5,054,358
Fidelity® VIP Mid Cap Portfolio	$1,575,713	$3,289,996
Fidelity® VIP Value Strategies Portfolio	$34,764	$154,234
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$129,143	$170,012
Fidelity® VIP Strategic Income Portfolio	$6,203	$26,749
Franklin Rising Dividends VIP Fund	$30,837,730	$34,427,670
Franklin Income VIP Fund	$23,588,620	$78,680,292
Franklin Large Cap Growth VIP Fund	$2,437,649	$7,702,766
Franklin Global Real Estate VIP Fund	$132,533	$126,337
Franklin Small-Mid Cap Growth VIP Fund	$7,995,384	$10,485,678
Franklin Small Cap Value VIP Fund	$6,207,766	$4,688,840
Franklin Strategic Income VIP Fund	$8,609,143	$27,996,242
Franklin Mutual Shares VIP Fund	$24,457,179	$46,630,338
Templeton Developing Markets VIP Fund	$2,008,309	$4,206,802
Templeton Foreign VIP Fund	$6,810,343	$15,042,813
Templeton Growth VIP Fund	$9,993,285	$25,570,831
Franklin Mutual Global Discovery VIP Fund	$7,834,767	$13,740,334
Franklin Flex Cap Growth VIP Fund	$2,484,341	$3,245,323
Templeton Global Bond VIP Fund	$914,452	$2,827,291
Hartford Balanced HLS Fund	$1,431,044	$3,448,789
Hartford Total Return Bond HLS Fund	$9,525,104	$25,317,840
Hartford Capital Appreciation HLS Fund	$15,608,839	$22,114,204
Hartford Dividend and Growth HLS Fund	$14,338,349	$17,721,321
Hartford Healthcare HLS Fund	$31,874	$45,670
Hartford Global Growth HLS Fund	$360,833	$405,058
Hartford Disciplined Equity HLS Fund	$2,813,010	$2,945,208
Hartford Growth Opportunities HLS Fund	$4,846,842	$7,114,284
Hartford High Yield HLS Fund	$1,386,101	$2,117,259
Hartford International Opportunities HLS Fund	$904,493	$1,748,123
Hartford Small/Mid Cap Equity HLS Fund	$494,823	$566,789
Hartford MidCap HLS Fund	$92,263	$275,985
Hartford MidCap Value HLS Fund	$130,175	$169,429
Hartford Ultrashort Bond HLS Fund	$7,330,583	$16,741,233
Hartford Small Company HLS Fund	$544,317	$742,926
Hartford SmallCap Growth HLS Fund	$422,773	$254,008
Hartford Stock HLS Fund	$632,444	$1,500,522
Hartford U.S. Government Securities HLS Fund	$2,896,242	$3,098,830
Hartford Value HLS Fund	$229,427	$235,733
Catalyst Dividend Capture VA Fund+	$368,816	$1,094,983
Catalyst Insider Buying VA Fund+	$1,188,074	$1,061,403
Lord Abbett Fundamental Equity Fund	$178,156	$489,373
Lord Abbett Calibrated Dividend Growth Fund	$951,787	$1,424,325
Lord Abbett Bond Debenture Fund	$940,902	$2,494,653
Lord Abbett Growth and Income Fund	$143,328	$458,627
MFS® Growth Fund	$5,670,320	$8,509,880
MFS® Global Equity Fund	$1,062,616	$1,465,627
MFS® Investors Trust Fund	$7,035,618	$10,405,480
MFS® Mid Cap Growth Fund	$2,683,570	$7,641,794
MFS® New Discovery Fund	$2,915,520	$7,006,584
MFS® Total Return Fund	$15,131,268	$32,639,603
MFS® Value Fund	$10,530,341	$16,121,092
MFS® Total Return Bond Series	$13,493,532	$22,320,902
MFS® Research Fund	$760,772	$997,353
MFS® High Yield Portfolio	$6,648,987	$9,721,858
BlackRock Global Allocation V.I. Fund	$4,955	$77,095
BlackRock Global Opportunities V.I. Fund	$780	$3,277
BlackRock Large Cap Growth V.I. Fund	$96,229	$91,567
BlackRock Equity Dividend V.I. Fund	$80,962	$212,335
UIF Core Plus Fixed Income Portfolio	$732	$1,460
UIF Growth Portfolio	$55,735	$23,591
UIF Mid Cap Growth Portfolio	$170,547	$336,051
Invesco V.I. American Value Fund	$287,714	$124,144
Morgan Stanley Mid Cap Growth Portfolio	$26,758	$11,882
BlackRock Capital Appreciation V.I. Fund	$81,585	$131,077
Columbia Variable Portfolio - International Opportunities Fund+	$138,754	$5,821,782
Columbia Variable Portfolio - Large Cap Growth Fund III+	$2,209,947	$6,015,607
Columbia Variable Portfolio - Asset Allocation Fund	$193,794	$979,948
Variable Portfolio - Loomis Sayles Growth Fund II+	$1,971,640	$5,230,315
Columbia Variable Portfolio - Large Cap Growth Fund II+	$301,622	$1,407,928
Columbia Variable Portfolio - Dividend Opportunity Fund	$257,370	$1,530,772
Columbia Variable Portfolio - Income Opportunities Fund	$1,357,920	$1,192,475
Columbia Variable Portfolio - Mid Cap Growth Fund	$136,934	$1,320,798
Oppenheimer Capital Appreciation Fund/VA	$105,485	$377,051
Oppenheimer Global Fund/VA	$468,954	$1,279,147
Oppenheimer Main Street Fund®/VA	$726,505	$133,439
Oppenheimer Main Street Small Cap Fund/VA	$409,824	$1,070,358
Oppenheimer Equity Income Fund/VA	$15,931	$28,837
Putnam VT Diversified Income Fund	$1,638,792	$3,305,280
Putnam VT Global Asset Allocation Fund	$310,137	$229,992
Putnam VT Growth Opportunities Fund+	$1,999,983	$75,796
Putnam VT International Value Fund	$4,174	$66,033
Putnam VT International Equity Fund	$61,672	$182,323
Putnam VT Small Cap Value Fund	$112,473	$22,523
Putnam VT Voyager Fund+	$385,383	$2,471,393
JPMorgan Insurance Trust Core Bond Portfolio	$2,537,797	$8,405,512
JPMorgan Insurance Trust U.S. Equity Portfolio	$339,751	$1,128,189
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$795,951	$1,247,181
JPMorgan Insurance Trust Mid Cap Value Portfolio	$442,255	$990,303
Putnam VT Equity Income Fund	$6,292	$55,171
PIMCO All Asset Fund	$3,573	$7,420
PIMCO StocksPLUS Global Portfolio+	$148,980	$133,118
PIMCO Global Multi-Asset Managed Allocation Portfolio	$236	$2,899
Jennison 20/20 Focus Fund	$7,618	$38,016
Jennison Fund	$184	$19,198
Prudential Value Portfolio	$1	$3,869
Prudential SP International Growth Portfolio	$—	$566
ClearBridge Variable Dividend Strategy Portfolio	$1,023	$7,355
Western Asset Variable Global High Yield Bond Portfolio	$2,527	$16,184
ClearBridge Variable Large Cap Value Portfolio	$25,267	$110,824
Invesco V.I. Growth and Income Fund	$232,178	$195,129
Invesco V.I. Comstock Fund	$18,840	$48,432
Invesco V.I. American Franchise Fund	$2,408,285	$3,979,867
Invesco V.I. Mid Cap Growth Fund	$826,825	$1,329,592
Wells Fargo VT Index Asset Allocation Fund	$1,031	$1,852
Wells Fargo VT Total Return Bond Fund+	$52	$6,622
Wells Fargo VT Intrinsic Value Fund+	$3,296	$8,229
Wells Fargo VT International Equity Fund	$159,021	$249,422
Wells Fargo VT Small Cap Growth Fund	$188,551	$364,711
Wells Fargo VT Discovery Fund	$511	$139
Wells Fargo VT Small Cap Value Fund+	$66,295	$8,309,730
Wells Fargo VT Opportunity Fund	$1,062,131	$1,871,795
HIMCO VIT Index Fund	$1,266,037	$4,295,342
HIMCO VIT Portfolio Diversifier Fund	$6,556,275	$10,661,352
HIMCO VIT American Funds Asset Allocation Fund	$3,396,336	$3,270,519
HIMCO VIT American Funds Blue Chip Income and Growth Fund	$2,298,462	$1,546,359
HIMCO VIT American Funds Bond Fund	$2,498,273	$5,098,072
HIMCO VIT American Funds Global Bond Fund	$576,278	$741,116
HIMCO VIT American Funds Global Growth and Income Fund	$1,482,688	$1,802,961
HIMCO VIT American Funds Global Growth Fund	$937,634	$563,316
HIMCO VIT American Funds Global Small Capitalization Fund	$1,946,267	$1,689,378
HIMCO VIT American Funds Growth Fund	$20,027,077	$12,292,955
HIMCO VIT American Funds Growth-Income Fund	$8,459,424	$6,007,744
HIMCO VIT American Funds International Fund	$5,519,502	$7,175,541
HIMCO VIT American Funds New World Fund	$754,089	$1,332,159
MFS® Core Equity Portfolio	$608,999	$885,133
MFS® Massachusetts Investors Growth Stock Portfolio	$1,757,155	$1,626,122
MFS® Research International Portfolio	$947,691	$2,580,783
Columbia Variable Portfolio - Large Cap Growth Fund+	$6,921,698	$554,822
Columbia Variable Portfolio - Select International Equity Fund+	$5,809,447	$639,385
Variable Portfolio - Loomis Sayles Growth Fund+	$5,069,926	$550,894

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	11,178	43,120	(31,942)
American Century VP Growth Fund	518	633	(115)
AB VPS Balanced Wealth Strategy Portfolio	18,733	73,191	(54,458)
AB VPS International Value Portfolio	81,532	225,308	(143,776)
AB VPS Small/Mid Cap Value Portfolio	25,462	18,392	7,070
AB VPS Value Portfolio	281	2,580	(2,299)
AB VPS International Growth Portfolio	5,044	16,318	(11,274)
Invesco V.I. Value Opportunities Fund	537,632	1,980,434	(1,442,802)
Invesco V.I. Core Equity Fund	69,731	524,640	(454,909)
Invesco V.I. Government Securities Fund	8,234,025	17,383,772	(9,149,747)
Invesco V.I. High Yield Fund	4,051	123,822	(119,771)
Invesco V.I. International Growth Fund	866,935	2,913,415	(2,046,480)
Invesco V.I. Mid Cap Core Equity Fund	1,079,822	3,203,997	(2,124,175)
Invesco V.I. Small Cap Equity Fund	89,775	282,557	(192,782)
Invesco V.I. Balanced Risk Allocation Fund	22,387	60,417	(38,030)
Invesco V.I. Diversified Dividend Fund	—	32	(32)
Invesco V.I. Government Money Market Fund+	5,403,685	4,989,624	414,061
American Century VP Mid Cap Value Fund	32	849	(817)
American Funds Global Bond Fund	254,006	575,034	(321,028)
American Funds Global Growth and Income Fund	94,346	588,983	(494,637)
American Funds Asset Allocation Fund	502,770	1,543,581	(1,040,811)
American Funds Blue Chip Income and Growth Fund	6,569,184	10,250,944	(3,681,760)
American Funds Bond Fund	549,568	1,884,186	(1,334,618)
American Funds Global Growth Fund	93,299	609,235	(515,936)
American Funds Growth Fund	538,477	3,965,579	(3,427,102)
American Funds Growth-Income Fund	498,022	3,335,295	(2,837,273)
American Funds International Fund	218,987	1,053,927	(834,940)
American Funds New World Fund	75,746	264,839	(189,093)
American Funds Global Small Capitalization Fund	64,147	353,905	(289,758)
Columbia Variable Portfolio - Small Company Growth Fund	138,150	395,007	(256,857)
Wells Fargo VT Omega Growth Fund	20,065	145,088	(125,023)
Fidelity® VIP Growth Portfolio	18,346	20,604	(2,258)
Fidelity® VIP Contrafund® Portfolio	55,426	304,003	(248,577)
Fidelity® VIP Mid Cap Portfolio	40,370	199,858	(159,488)
Fidelity® VIP Value Strategies Portfolio	1,209	9,976	(8,767)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	6,499	10,571	(4,072)
Fidelity® VIP Strategic Income Portfolio	171	2,316	(2,145)
Franklin Rising Dividends VIP Fund	438,370	1,433,762	(995,392)
Franklin Income VIP Fund	395,354	4,001,770	(3,606,416)
Franklin Large Cap Growth VIP Fund	138,606	462,814	(324,208)
Franklin Global Real Estate VIP Fund	4,737	4,561	176
Franklin Small-Mid Cap Growth VIP Fund	184,185	647,268	(463,083)
Franklin Small Cap Value VIP Fund	284,702	307,947	(23,245)
Franklin Strategic Income VIP Fund	258,391	1,421,427	(1,163,036)
Franklin Mutual Shares VIP Fund	236,754	2,307,102	(2,070,348)
Templeton Developing Markets VIP Fund	115,670	260,971	(145,301)
Templeton Foreign VIP Fund	389,985	1,144,689	(754,704)
Templeton Growth VIP Fund	273,270	1,674,254	(1,400,984)
Franklin Mutual Global Discovery VIP Fund	105,553	530,738	(425,185)
Franklin Flex Cap Growth VIP Fund	57,780	198,092	(140,312)
Templeton Global Bond VIP Fund	70,217	199,646	(129,429)
Hartford Balanced HLS Fund	119,556	969,525	(849,969)
Hartford Total Return Bond HLS Fund	814,455	3,971,144	(3,156,689)
Hartford Capital Appreciation HLS Fund	383,067	2,372,568	(1,989,501)
Hartford Dividend and Growth HLS Fund	415,924	1,882,383	(1,466,459)
Hartford Healthcare HLS Fund	65	9,137	(9,072)
Hartford Global Growth HLS Fund	19,275	39,213	(19,938)
Hartford Disciplined Equity HLS Fund	73,020	168,917	(95,897)
Hartford Growth Opportunities HLS Fund	72,310	425,229	(352,919)
Hartford High Yield HLS Fund	59,700	127,176	(67,476)
Hartford International Opportunities HLS Fund	85,463	308,482	(223,019)
Hartford Small/Mid Cap Equity HLS Fund	21,939	34,519	(12,580)
Hartford MidCap HLS Fund	256	35,717	(35,461)
Hartford MidCap Value HLS Fund	4,104	36,622	(32,518)
Hartford Ultrashort Bond HLS Fund	6,060,206	13,589,918	(7,529,712)
Hartford Small Company HLS Fund	68,267	138,550	(70,283)
Hartford SmallCap Growth HLS Fund	18,266	23,111	(4,845)
Hartford Stock HLS Fund	97,211	682,249	(585,038)
Hartford U.S. Government Securities HLS Fund	271,216	310,359	(39,143)
Hartford Value HLS Fund	3,725	17,812	(14,087)
Catalyst Dividend Capture VA Fund+	20,514	223,543	(203,029)
Catalyst Insider Buying VA Fund+	26,853	415,246	(388,393)
Lord Abbett Fundamental Equity Fund	8,030	26,285	(18,255)
Lord Abbett Calibrated Dividend Growth Fund	40,553	80,489	(39,936)
Lord Abbett Bond Debenture Fund	33,972	152,925	(118,953)
Lord Abbett Growth and Income Fund	7,117	31,520	(24,403)
MFS® Growth Fund	293,647	597,286	(303,639)
MFS® Global Equity Fund	38,300	66,283	(27,983)
MFS® Investors Trust Fund	91,042	647,712	(556,670)
MFS® Mid Cap Growth Fund	178,353	876,950	(698,597)
MFS® New Discovery Fund	91,194	346,070	(254,876)
MFS® Total Return Fund	329,678	1,650,744	(1,321,066)
MFS® Value Fund	187,545	701,884	(514,339)
MFS® Total Return Bond Series	793,594	1,549,993	(756,399)
MFS® Research Fund	20,285	51,097	(30,812)
MFS® High Yield Portfolio	437,304	882,882	(445,578)
BlackRock Global Allocation V.I. Fund	216	6,853	(6,637)
BlackRock Global Opportunities V.I. Fund	—	148	(148)
BlackRock Large Cap Growth V.I. Fund	2,955	4,871	(1,916)
BlackRock Equity Dividend V.I. Fund	3,398	13,326	(9,928)
UIF Core Plus Fixed Income Portfolio	—	68	(68)
UIF Growth Portfolio	944	1,267	(323)
UIF Mid Cap Growth Portfolio	7,471	22,659	(15,188)
Invesco V.I. American Value Fund	14,857	7,516	7,341
Morgan Stanley Mid Cap Growth Portfolio	1,665	740	925
BlackRock Capital Appreciation V.I. Fund	4,669	8,585	(3,916)
Columbia Variable Portfolio - International Opportunities Fund+	56,319	3,044,152	(2,987,833)
Columbia Variable Portfolio - Large Cap Growth Fund III+	12,190	2,673,231	(2,661,041)
Columbia Variable Portfolio - Asset Allocation Fund	8,490	596,294	(587,804)
Variable Portfolio - Loomis Sayles Growth Fund II+	6,459	2,483,124	(2,476,665)
Columbia Variable Portfolio - Large Cap Growth Fund II+	7,818	582,211	(574,393)
Columbia Variable Portfolio - Dividend Opportunity Fund	20,388	106,120	(85,732)
Columbia Variable Portfolio - Income Opportunities Fund	41,529	102,891	(61,362)
Columbia Variable Portfolio - Mid Cap Growth Fund	12,608	93,895	(81,287)
Oppenheimer Capital Appreciation Fund/VA	1,892	25,931	(24,039)
Oppenheimer Global Fund/VA	7,322	91,155	(83,833)
Oppenheimer Main Street Fund®/VA	38,203	7,607	30,596
Oppenheimer Main Street Small Cap Fund/VA	12,432	57,011	(44,579)
Oppenheimer Equity Income Fund/VA	195	2,185	(1,990)
Putnam VT Diversified Income Fund	55,683	245,967	(190,284)
Putnam VT Global Asset Allocation Fund	16,146	14,023	2,123
Putnam VT Growth Opportunities Fund+	191,140	7,010	184,130
Putnam VT International Value Fund	91	8,247	(8,156)
Putnam VT International Equity Fund	4,081	20,454	(16,373)
Putnam VT Small Cap Value Fund	4,787	1,199	3,588
Putnam VT Voyager Fund+	15,587	124,595	(109,008)
JPMorgan Insurance Trust Core Bond Portfolio	132,126	576,884	(444,758)
JPMorgan Insurance Trust U.S. Equity Portfolio	6,940	50,681	(43,741)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	5,594	49,051	(43,457)
JPMorgan Insurance Trust Mid Cap Value Portfolio	10,029	40,425	(30,396)
Putnam VT Equity Income Fund	82	3,240	(3,158)
PIMCO All Asset Fund	26	589	(563)
PIMCO StocksPLUS Global Portfolio+	4,494	11,575	(7,081)
PIMCO Global Multi-Asset Managed Allocation Portfolio	4	293	(289)
Jennison 20/20 Focus Fund	1	3,386	(3,385)
Jennison Fund	114	2,051	(1,937)
Prudential Value Portfolio	—	2,049	(2,049)
Prudential SP International Growth Portfolio	—	316	(316)
ClearBridge Variable Dividend Strategy Portfolio	55	484	(429)
Western Asset Variable Global High Yield Bond Portfolio	282	6,557	(6,275)
ClearBridge Variable Large Cap Value Portfolio	2,900	48,798	(45,898)
Invesco V.I. Growth and Income Fund	6,162	11,149	(4,987)
Invesco V.I. Comstock Fund	26	2,072	(2,046)
Invesco V.I. American Franchise Fund	75,304	255,260	(179,956)
Invesco V.I. Mid Cap Growth Fund	39,802	94,693	(54,891)
Wells Fargo VT Index Asset Allocation Fund	59	102	(43)
Wells Fargo VT Total Return Bond Fund+	18	3,973	(3,955)
Wells Fargo VT Intrinsic Value Fund+	—	4,847	(4,847)
Wells Fargo VT International Equity Fund	49,717	162,123	(112,406)
Wells Fargo VT Small Cap Growth Fund	6,365	20,630	(14,265)
Wells Fargo VT Discovery Fund	—	3	(3)
Wells Fargo VT Small Cap Value Fund+	2,462	613,628	(611,166)
Wells Fargo VT Opportunity Fund	12,310	108,086	(95,776)
HIMCO VIT Index Fund	40,279	221,182	(180,903)
HIMCO VIT Portfolio Diversifier Fund	881,986	1,382,013	(500,027)
HIMCO VIT American Funds Asset Allocation Fund	94,100	199,981	(105,881)
HIMCO VIT American Funds Blue Chip Income and Growth Fund	60,500	95,153	(34,653)
HIMCO VIT American Funds Bond Fund	134,031	427,000	(292,969)
HIMCO VIT American Funds Global Bond Fund	49,652	65,721	(16,069)
HIMCO VIT American Funds Global Growth and Income Fund	16,999	135,551	(118,552)
HIMCO VIT American Funds Global Growth Fund	32,416	38,834	(6,418)
HIMCO VIT American Funds Global Small Capitalization Fund	45,689	139,682	(93,993)
HIMCO VIT American Funds Growth Fund	78,968	766,595	(687,627)
HIMCO VIT American Funds Growth-Income Fund	58,270	365,646	(307,376)
HIMCO VIT American Funds International Fund	220,505	703,496	(482,991)
HIMCO VIT American Funds New World Fund	46,578	124,590	(78,012)
MFS® Core Equity Portfolio	20,345	78,449	(58,104)
MFS® Massachusetts Investors Growth Stock Portfolio	84,775	143,674	(58,899)
MFS® Research International Portfolio	88,257	261,357	(173,100)
Columbia Variable Portfolio - Large Cap Growth Fund+	685,074	44,254	640,820
Columbia Variable Portfolio - Select International Equity Fund+	570,397	59,638	510,759
Variable Portfolio - Loomis Sayles Growth Fund+	496,612	44,366	452,246

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2015 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	20,424	31,924	(11,500)
American Century VP Growth Fund	463	812	(349)
AB VPS Balanced Wealth Strategy Portfolio	39,315	93,935	(54,620)
AB VPS International Value Portfolio	147,173	252,212	(105,039)
AB VPS Small/Mid Cap Value Portfolio	7,909	23,075	(15,166)
AB VPS Value Portfolio	4,411	15,262	(10,851)
AB VPS International Growth Portfolio	6,066	17,251	(11,185)
Invesco V.I. Value Opportunities Fund	607,003	2,670,682	(2,063,679)
Invesco V.I. Core Equity Fund	170,095	650,285	(480,190)
Invesco V.I. Government Securities Fund	6,491,844	28,380,426	(21,888,582)
Invesco V.I. High Yield Fund	9,287	84,161	(74,874)
Invesco V.I. International Growth Fund	1,035,569	4,312,912	(3,277,343)
Invesco V.I. Mid Cap Core Equity Fund	783,844	4,313,464	(3,529,620)
Invesco V.I. Small Cap Equity Fund	136,127	421,544	(285,417)
Invesco V.I. Balanced Risk Allocation Fund	11,734	72,603	(60,869)
Invesco V.I. Diversified Dividend Fund	1	32	(31)
Invesco V.I. Money Market Fund	6,613,895	7,067,796	(453,901)
American Century VP Mid Cap Value Fund	1,058	465	593
American Funds Global Bond Fund	187,551	951,148	(763,597)
American Funds Global Growth and Income Fund	187,927	923,248	(735,321)
American Funds Asset Allocation Fund	467,046	2,278,050	(1,811,004)
American Funds Blue Chip Income and Growth Fund	3,585,937	15,395,362	(11,809,425)
American Funds Bond Fund	556,828	2,807,765	(2,250,937)
American Funds Global Growth Fund	335,957	632,201	(296,244)
American Funds Growth Fund	595,552	5,737,184	(5,141,632)
American Funds Growth-Income Fund	457,531	4,785,341	(4,327,810)
American Funds International Fund	385,557	1,660,959	(1,275,402)
American Funds New World Fund	81,029	446,444	(365,415)
American Funds Global Small Capitalization Fund	167,882	526,463	(358,581)
Sterling Capital Equity Income VIF	—	2,886	(2,886)
Sterling Capital Special Opportunities VIF	5,059	149,043	(143,984)
Sterling Capital Total Return Bond VIF	1,933	56,901	(54,968)
Columbia Variable Portfolio — Small Company Growth Fund	119,553	620,532	(500,979)
Wells Fargo VT Omega Growth Fund	42,007	78,713	(36,706)
Fidelity® VIP Growth Portfolio	54,544	84,016	(29,472)
Fidelity® VIP Contrafund® Portfolio	102,778	347,695	(244,917)
Fidelity® VIP Mid Cap Portfolio	47,172	206,040	(158,868)
Fidelity® VIP Value Strategies Portfolio	316	7,367	(7,051)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	10,553	22,026	(11,473)
Fidelity® VIP Strategic Income Portfolio	639	780	(141)
Franklin Rising Dividends VIP Fund	352,031	2,271,618	(1,919,587)
Franklin Income VIP Fund	616,367	5,919,957	(5,303,590)
Franklin Large Cap Growth VIP Fund	257,225	554,838	(297,613)
Franklin Global Real Estate VIP Fund	999	11,870	(10,871)
Franklin Small-Mid Cap Growth VIP Fund	294,387	1,063,613	(769,226)
Franklin Small Cap Value VIP Fund	123,601	354,165	(230,564)
Franklin Strategic Income VIP Fund	355,407	1,922,967	(1,567,560)
Franklin Mutual Shares VIP Fund	370,262	2,935,184	(2,564,922)
Templeton Developing Markets VIP Fund	89,639	352,115	(262,476)
Templeton Foreign VIP Fund	822,873	1,525,315	(702,442)
Templeton Growth VIP Fund	247,653	2,115,308	(1,867,655)
Franklin Mutual Global Discovery VIP Fund	146,266	782,030	(635,764)
Franklin Flex Cap Growth VIP Fund	121,779	236,200	(114,421)
Templeton Global Bond VIP Fund	84,268	191,825	(107,557)
Hartford Balanced HLS Fund	143,065	1,207,018	(1,063,953)
Hartford Total Return Bond HLS Fund	1,045,028	4,852,572	(3,807,544)
Hartford Capital Appreciation HLS Fund	337,968	3,281,901	(2,943,933)
Hartford Dividend and Growth HLS Fund	245,243	2,363,059	(2,117,816)
Hartford Healthcare HLS Fund	60	184	(124)
Hartford Global Growth HLS Fund	50,628	55,883	(5,255)
Hartford Disciplined Equity HLS Fund	61,267	246,989	(185,722)
Hartford Growth Opportunities HLS Fund	125,566	630,961	(505,395)
Hartford High Yield HLS Fund	63,845	111,062	(47,217)
Hartford International Opportunities HLS Fund	174,829	344,564	(169,735)
Hartford Small/Mid Cap Equity HLS Fund	4,476	24,471	(19,995)
Hartford MidCap HLS Fund	908	33,696	(32,788)
Hartford MidCap Value HLS Fund	1,530	21,321	(19,791)
Hartford Ultrashort Bond HLS Fund	10,056,054	27,331,523	(17,275,469)
Hartford Small Company HLS Fund	46,372	176,338	(129,966)
Hartford SmallCap Growth HLS Fund	17,116	37,176	(20,060)
Hartford Stock HLS Fund	64,473	989,654	(925,181)
Hartford U.S. Government Securities HLS Fund	27,366	74,505	(47,139)
Hartford Value HLS Fund	8,799	38,885	(30,086)
Huntington VA Dividend Capture Fund	37,849	607,085	(569,236)
Huntington VA International Equity Fund	11,134	592,521	(581,387)
Huntington VA Situs Fund	54,591	1,111,209	(1,056,618)
Lord Abbett Fundamental Equity Fund	9,828	15,744	(5,916)
Lord Abbett Calibrated Dividend Growth Fund	8,936	91,339	(82,403)
Lord Abbett Bond Debenture Fund	52,725	171,525	(118,800)
Lord Abbett Growth and Income Fund	2,472	76,770	(74,298)
MFS® Core Equity Fund	13,341	468,474	(455,133)
MFS® Growth Fund	480,598	555,496	(74,898)
MFS® Global Equity Fund	32,631	79,899	(47,268)
MFS® Investors Growth Stock Fund	23,713	698,094	(674,381)
MFS® Investors Trust Fund	132,882	1,075,542	(942,660)
MFS® Mid Cap Growth Fund	548,082	545,655	2,427
MFS® New Discovery Fund	121,878	617,318	(495,440)
MFS® Total Return Fund	336,134	3,165,156	(2,829,022)
MFS® Value Fund	182,397	817,341	(634,944)
MFS® Total Return Bond Series	719,430	1,868,045	(1,148,615)
MFS® Research International Fund	94,928	1,129,952	(1,035,024)
MFS® Research Fund	23,610	108,179	(84,569)
MFS® High Yield Portfolio	376,160	1,229,021	(852,861)
BlackRock Global Allocation V.I. Fund	88	1,315	(1,227)
BlackRock Global Opportunities V.I. Fund	318	121	197
BlackRock Large Cap Growth V.I. Fund	56	1,129	(1,073)
BlackRock Equity Dividend V.I. Fund	8,963	6,406	2,557
UIF Core Plus Fixed Income Portfolio	—	68	(68)
UIF Growth Portfolio	501	1,591	(1,090)
UIF Mid Cap Growth Portfolio	7,489	20,433	(12,944)
Invesco V.I. American Value Fund	4,447	9,146	(4,699)
Morgan Stanley Mid Cap Growth Portfolio	626	1,350	(724)
BlackRock Capital Appreciation V.I. Fund	8,411	9,261	(850)
Columbia Variable Portfolio - International Opportunities Fund	113,284	691,176	(577,892)
Columbia Variable Portfolio - Large Cap Growth Fund III	49,493	582,135	(532,642)
Columbia Variable Portfolio — Asset Allocation Fund	5,717	365,956	(360,239)
Variable Portfolio - Loomis Sayles Growth Fund II	60,697	601,988	(541,291)
Columbia Variable Portfolio - Large Cap Growth Fund II	13,414	164,008	(150,594)
Columbia Variable Portfolio — Dividend Opportunity Fund	30,731	121,120	(90,389)
Columbia Variable Portfolio — Income Opportunities Fund	30,210	158,066	(127,856)
Columbia Variable Portfolio - Mid Cap Growth Fund	22,672	130,462	(107,790)
Oppenheimer Capital Appreciation Fund/VA	27,707	37,163	(9,456)
Oppenheimer Global Fund/VA	24,641	104,649	(80,008)
Oppenheimer Main Street Fund®/VA	1,653	17,328	(15,675)
Oppenheimer Main Street Small Cap Fund/VA	17,506	74,130	(56,624)
Oppenheimer Equity Income Fund/VA	8,563	10,055	(1,492)
Putnam VT Diversified Income Fund	102,511	246,954	(144,443)
Putnam VT Global Asset Allocation Fund	17,007	5,715	11,292
Putnam VT International Value Fund	939	2,108	(1,169)
Putnam VT International Equity Fund	14,023	10,965	3,058
Putnam VT Small Cap Value Fund	605	5,030	(4,425)
Putnam VT Voyager Fund	21,677	28,581	(6,904)
JPMorgan Insurance Trust Core Bond Portfolio	129,918	1,004,647	(874,729)
JPMorgan Insurance Trust U.S. Equity Portfolio	22,092	77,330	(55,238)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	24,227	85,207	(60,980)
JPMorgan Insurance Trust Mid Cap Value Portfolio	10,086	47,256	(37,170)
Putnam VT Equity Income Fund	—	40	(40)
PIMCO All Asset Fund	117	2,402	(2,285)
PIMCO Global Dividend Portfolio	9,672	7,461	2,211
PIMCO Global Multi-Asset Managed Allocation Portfolio	—	352	(352)
Jennison 20/20 Focus Fund	457	1,213	(756)
Jennison Fund	1	2,221	(2,220)
Prudential Value Portfolio	13	8,075	(8,062)
Prudential SP International Growth Portfolio	—	318	(318)
ClearBridge Variable Dividend Strategy Portfolio	66	3,813	(3,747)
Western Asset Variable Global High Yield Bond Portfolio	310	795	(485)
ClearBridge Variable Large Cap Value Portfolio	4,371	64,873	(60,502)
Invesco V.I. Growth and Income Fund	4,894	19,413	(14,519)
Invesco V.I. Comstock Fund	20	3,779	(3,759)
Invesco V.I. American Franchise Fund	127,233	321,955	(194,722)
Invesco V.I. Mid Cap Growth Fund	157,013	167,379	(10,366)
Wells Fargo VT Index Asset Allocation Fund	54	29	25
Wells Fargo VT Total Return Bond Fund	67	6,922	(6,855)
Wells Fargo VT Intrinsic Value Fund	172	9,278	(9,106)
Wells Fargo VT International Equity Fund	29,981	187,852	(157,871)
Wells Fargo VT Small Cap Growth Fund	8,457	19,774	(11,317)
Wells Fargo VT Discovery Fund	—	2	(2)
Wells Fargo VT Small Cap Value Fund	37,991	121,102	(83,111)
Wells Fargo VT Opportunity Fund	30,466	115,389	(84,923)
HIMCO VIT Index Fund	46,566	111,356	(64,790)
HIMCO VIT Portfolio Diversifier Fund	626,840	1,131,097	(504,257)
HIMCO VIT American Funds Asset Allocation Fund	53,348	212,412	(159,064)
HIMCO VIT American Funds Blue Chip Income and Growth Fund	53,615	220,790	(167,175)
HIMCO VIT American Funds Bond Fund	232,641	538,151	(305,510)
HIMCO VIT American Funds Global Bond Fund	20,761	92,125	(71,364)
HIMCO VIT American Funds Global Growth and Income Fund	39,954	181,433	(141,479)
HIMCO VIT American Funds Global Growth Fund	19,290	46,964	(27,674)
HIMCO VIT American Funds Global Small Capitalization Fund	57,106	145,615	(88,509)
HIMCO VIT American Funds Growth Fund	106,700	726,135	(619,435)
HIMCO VIT American Funds Growth-Income Fund	146,704	416,473	(269,769)
HIMCO VIT American Funds International Fund	358,208	737,900	(379,692)
HIMCO VIT American Funds New World Fund	50,166	120,341	(70,175)
MFS® Core Equity Portfolio	560,503	83,159	477,344
MFS® Massachusetts Investors Growth Stock Portfolio	786,036	113,791	672,245
MFS® Research International Portfolio	1,542,762	348,750	1,194,012

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2016. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2016	102,221	$17.962488	to	$18.978389	$1,933,623	0.50%	to	1.45%	1.26%	to	1.58%	18.55%	to	19.68%
2015	134,163	$15.152060	to	$15.857703	$2,124,718	0.50%	to	1.45%	1.97%	to	1.99%	(5.41)%	to	(4.50)%
2014	145,663	$16.018012	to	$16.605429	$2,421,509	0.50%	to	1.45%	1.38%	to	1.45%	11.27%	to	12.33%
2013	164,839	$14.395666	to	$14.782510	$2,445,633	0.50%	to	1.45%	1.26%	to	1.49%	29.59%	to	30.83%
2012	202,920	$11.108599	to	$11.299348	$2,311,580	0.50%	to	1.45%	1.70%	to	1.92%	12.93%	to	14.01%
American Century VP Growth Fund
2016	5,234	$15.613557	to	$15.613557	$81,729	0.65%	to	0.65%	—%	to	—%	3.52%	to	3.52%
2015	5,349	$15.082330	to	$15.082330	$80,675	0.65%	to	0.65%	0.32%	to	0.32%	3.87%	to	3.87%
2014	5,698	$14.519721	to	$14.519721	$82,740	0.65%	to	0.65%	0.22%	to	0.22%	10.35%	to	10.35%
2013	6,404	$13.158033	to	$13.158033	$84,260	0.65%	to	0.65%	0.32%	to	0.32%	28.09%	to	28.09%
2012	3,296	$10.128418	to	$10.272868	$33,604	0.65%	to	1.50%	0.38%	to	0.40%	11.80%	to	12.75%
AB VPS Balanced Wealth Strategy Portfolio
2016	320,168	$16.819960	to	$18.288255	$4,357,815	0.50%	to	2.70%	1.81%	to	1.82%	1.66%	to	3.92%
2015	374,626	$16.545243	to	$17.598041	$4,904,242	0.50%	to	2.70%	1.08%	to	1.98%	(1.40)%	to	0.79%
2014	429,246	$16.781011	to	$17.460347	$5,609,903	0.50%	to	2.70%	1.94%	to	2.40%	4.26%	to	6.58%
2013	483,738	$16.095837	to	$16.383105	$5,959,909	0.50%	to	2.70%	2.24%	to	2.25%	13.18%	to	15.69%
2012	427,286	$14.160826	to	$14.221715	$4,612,246	0.50%	to	2.70%	1.92%	to	1.92%	10.36%	to	12.81%
AB VPS International Value Portfolio
2016	694,415	$12.847489	to	$13.458962	$4,843,999	0.50%	to	2.70%	1.09%	to	1.16%	(3.44)%	to	(1.29)%
2015	838,191	$13.305686	to	$13.635361	$5,971,620	0.50%	to	2.70%	1.80%	to	2.31%	(0.33)%	to	1.89%
2014	943,230	$7.256387	to	$13.349315	$6,632,784	0.85%	to	2.70%	3.18%	to	3.34%	(8.95)%	to	(7.25)%
2013	1,010,778	$7.823764	to	$14.661951	$7,711,067	0.85%	to	2.70%	5.69%	to	5.85%	19.46%	to	21.69%
2012	1,249,244	$6.429205	to	$12.273260	$7,847,078	0.85%	to	2.70%	1.16%	to	1.43%	11.15%	to	13.23%
AB VPS Small/Mid Cap Value Portfolio
2016	96,375	$30.221710	to	$30.780680	$2,065,868	0.50%	to	2.75%	0.36%	to	0.36%	21.41%	to	24.17%
2015	89,305	$24.789138	to	$24.892381	$1,563,766	0.50%	to	2.75%	0.52%	to	0.52%	(8.25)%	to	(6.16)%
2014	104,471	$26.417593	to	$27.131691	$1,958,260	0.50%	to	2.75%	0.46%	to	0.47%	5.99%	to	8.40%
2013	160,517	$24.369798	to	$25.663136	$2,785,675	0.50%	to	2.70%	0.41%	to	0.42%	33.97%	to	36.95%
2012	141,654	$17.794803	to	$19.155351	$1,808,494	0.50%	to	2.70%	0.28%	to	0.29%	15.32%	to	17.88%
AB VPS Value Portfolio
2016	18,074	$12.226389	to	$13.593127	$241,028	1.25%	to	2.45%	1.45%	to	1.45%	8.60%	to	9.91%
2015	20,373	$11.258625	to	$12.367875	$247,525	1.25%	to	2.45%	1.84%	to	1.91%	(9.42)%	to	(8.32)%
2014	31,224	$12.429218	to	$13.490786	$412,812	1.25%	to	2.45%	1.12%	to	1.56%	8.09%	to	9.40%
2013	30,135	$11.498544	to	$12.331802	$366,054	1.25%	to	2.45%	2.22%	to	2.24%	33.19%	to	34.80%
2012	15,551	$8.759176	to	$9.148443	$140,850	1.25%	to	2.15%	0.76%	to	1.70%	13.08%	to	14.11%
AB VPS International Growth Portfolio
2016	69,760	$7.603435	to	$13.315844	$541,877	1.25%	to	2.70%	—%	to	—%	(9.55)%	to	(8.22)%
2015	81,034	$8.284833	to	$14.721312	$685,378	1.25%	to	2.70%	0.06%	to	0.06%	(4.78)%	to	(3.39)%
2014	92,219	$8.575540	to	$15.460592	$805,146	1.25%	to	2.70%	—%	to	—%	(4.04)%	to	(2.64)%
2013	145,870	$8.808059	to	$16.111731	$1,288,825	1.25%	to	2.70%	0.60%	to	0.71%	10.30%	to	11.91%
2012	145,200	$7.870373	to	$14.606635	$1,144,972	1.25%	to	2.70%	1.40%	to	1.46%	12.17%	to	13.81%
Invesco V.I. Value Opportunities Fund
2016	9,847,169	$1.885957	to	$22.554491	$16,246,582	0.85%	to	2.80%	0.39%	to	0.41%	15.07%	to	17.33%
2015	11,289,971	$1.607345	to	$19.600856	$16,023,213	0.85%	to	2.80%	2.56%	to	2.70%	(12.88)%	to	(11.16)%
2014	13,353,650	$1.809334	to	$22.498793	$21,512,109	0.85%	to	2.80%	1.41%	to	1.47%	3.68%	to	5.72%
2013	17,709,099	$1.711493	to	$21.756431	$27,217,711	0.85%	to	2.75%	0.98%	to	1.49%	30.13%	to	32.62%
2012	22,874,107	$1.290481	to	$16.718816	$26,765,920	0.85%	to	2.75%	1.51%	to	1.60%	14.51%	to	16.71%
Invesco V.I. Core Equity Fund
2016	2,102,473	$18.967298	to	$21.026178	$31,902,428	0.30%	to	2.75%	—%	to	0.79%	7.27%	to	9.69%
2015	2,557,382	$17.681405	to	$19.168832	$35,916,480	0.30%	to	2.75%	—%	to	0.93%	(8.33)%	to	(6.28)%
2014	3,037,572	$19.287606	to	$20.230349	$45,804,800	0.50%	to	2.75%	0.67%	to	1.01%	5.21%	to	7.31%
2013	3,883,837	$18.331860	to	$18.852457	$54,978,053	0.50%	to	2.75%	1.25%	to	2.12%	25.75%	to	28.29%
2012	4,916,451	$14.578328	to	$14.694872	$56,353,721	0.50%	to	2.75%	0.95%	to	1.17%	10.79%	to	13.05%
Invesco V.I. Government Securities Fund
2016	72,236,130	$1.486940	to	$9.909381	$95,179,434	0.85%	to	2.80%	1.89%	to	1.95%	(1.57)%	to	0.37%
2015	81,385,877	$1.481433	to	$10.067115	$107,843,967	0.85%	to	2.80%	1.40%	to	2.28%	(2.43)%	to	(0.50)%
2014	103,274,459	$1.488940	to	$10.317394	$139,060,173	0.85%	to	2.80%	3.16%	to	3.23%	1.26%	to	3.26%
2013	126,681,678	$1.441994	to	$10.188828	$166,630,318	0.85%	to	2.80%	4.01%	to	5.85%	(5.31)%	to	(3.45)%
2012	175,871,974	$1.493465	to	$10.782357	$241,587,716	0.85%	to	2.75%	3.14%	to	4.17%	(0.30)%	to	1.61%
Invesco V.I. High Yield Fund
2016	165,289	$2.016745	to	$20.388679	$580,337	1.70%	to	2.75%	4.06%	to	4.20%	8.20%	to	9.34%
2015	285,060	$1.844510	to	$18.844144	$700,922	1.70%	to	2.75%	0.31%	to	5.36%	(5.79)%	to	(4.80)%
2014	359,934	$1.937487	to	$20.003014	$926,477	1.70%	to	2.75%	4.00%	to	4.63%	(1.03)%	to	0.01%
2013	496,894	$1.937261	to	$20.211788	$1,200,328	1.70%	to	2.75%	4.05%	to	5.05%	4.11%	to	5.20%
2012	708,040	$1.841423	to	$19.414644	$1,384,690	1.70%	to	2.75%	4.73%	to	5.18%	14.00%	to	15.20%
Invesco V.I. International Growth Fund
2016	11,461,762	$16.241116	to	$16.526576	$34,208,224	0.30%	to	2.80%	—%	to	1.42%	(3.20)%	to	(0.99)%
2015	13,508,242	$16.476877	to	$16.778451	$40,865,876	0.50%	to	2.80%	1.33%	to	1.49%	(5.04)%	to	(3.10)%
2014	16,785,585	$17.192346	to	$17.669116	$51,365,321	0.30%	to	2.80%	1.38%	to	1.56%	(2.44)%	to	(0.21)%
2013	20,743,931	$17.228480	to	$18.110799	$62,425,737	0.30%	to	2.80%	—%	to	1.24%	15.73%	to	18.36%
2012	24,773,236	$14.454160	to	$15.681292	$62,682,241	0.50%	to	2.75%	1.35%	to	1.61%	12.40%	to	14.68%
Invesco V.I. Mid Cap Core Equity Fund
2016	13,755,618	$18.511422	to	$20.254163	$32,861,252	0.30%	to	2.80%	—%	to	0.08%	10.30%	to	12.82%
2015	15,879,793	$16.782407	to	$17.952080	$34,142,445	0.30%	to	2.80%	—%	to	0.35%	(6.68)%	to	(4.57)%
2014	19,409,413	$17.983581	to	$18.605354	$44,250,479	0.50%	to	2.80%	—%	to	0.04%	1.55%	to	3.65%
2013	24,198,821	$17.754014	to	$17.950074	$53,794,965	0.50%	to	2.75%	0.51%	to	0.72%	25.32%	to	27.82%
2012	30,698,856	$14.042863	to	$14.166487	$54,019,726	0.50%	to	2.75%	—%	to	0.07%	7.95%	to	10.07%
Invesco V.I. Small Cap Equity Fund
2016	1,082,645	$21.942004	to	$24.260672	$23,354,664	0.30%	to	2.80%	—%	to	—%	8.97%	to	11.50%
2015	1,275,427	$20.135646	to	$21.757791	$25,063,705	0.30%	to	2.80%	—%	to	—%	(8.13)%	to	(6.02)%
2014	1,560,844	$21.917230	to	$22.898847	$33,214,501	0.50%	to	2.80%	—%	to	—%	(0.47)%	to	1.58%
2013	1,874,297	$22.019679	to	$22.543528	$39,908,287	0.50%	to	2.80%	—%	to	0.01%	33.68%	to	36.40%
2012	2,409,209	$16.506273	to	$16.527510	$38,131,991	0.50%	to	2.75%	—%	to	—%	10.81%	to	13.09%
Invesco V.I. Balanced Risk Allocation Fund
2016	144,195	$12.181854	to	$13.598736	$1,847,282	0.50%	to	2.40%	0.15%	to	0.18%	8.87%	to	10.96%
2015	182,225	$11.189212	to	$12.255624	$2,128,861	0.50%	to	2.40%	3.89%	to	3.93%	(6.67)%	to	(4.88)%
2014	243,094	$11.853050	to	$12.883948	$3,014,688	0.50%	to	2.70%	—%	to	—%	2.89%	to	5.18%
2013	369,128	$11.519666	to	$12.249085	$4,386,691	0.50%	to	2.70%	1.37%	to	1.50%	(1.28)%	to	0.91%
2012	674,601	$11.669377	to	$12.138297	$8,019,261	0.50%	to	2.70%	0.28%	to	0.82%	7.69%	to	10.09%
Invesco V.I. Diversified Dividend Fund
2016	424	$18.028771	to	$18.028771	$7,639	1.70%	to	1.70%	1.15%	to	1.15%	12.61%	to	12.61%
2015	456	$16.010378	to	$16.010378	$7,294	1.70%	to	1.70%	1.51%	to	1.51%	0.10%	to	0.10%
2014	487	$15.994424	to	$15.994424	$7,792	1.70%	to	1.70%	1.51%	to	1.51%	10.64%	to	10.64%
2013	520	$14.456478	to	$14.456478	$7,517	1.70%	to	1.70%	2.11%	to	2.11%	28.56%	to	28.56%
2012	553	$11.244674	to	$11.244674	$6,221	1.70%	to	1.70%	1.84%	to	1.84%	16.37%	to	16.37%
Invesco V.I. Government Money Market Fund+
2016	5,971,300	$9.072730	to	$9.900264	$56,196,085	0.30%	to	2.75%	0.02%	to	0.09%	(2.62)%	to	(0.27)%
2015	5,557,239	$9.328886	to	$9.875737	$53,237,584	0.50%	to	2.70%	0.01%	to	0.01%	(2.65)%	to	(0.49)%
2014	6,011,140	$9.575557	to	$9.924169	$58,575,866	0.50%	to	2.75%	0.01%	to	0.01%	(2.70)%	to	(0.49)%
2013	2,143,849	$9.844166	to	$9.963797	$21,229,172	0.65%	to	2.70%	—%	to	—%	(1.56)%	to	(0.36)%
American Century VP Mid Cap Value Fund
2016	7,027	$19.061376	to	$20.162741	$140,836	0.50%	to	1.45%	1.55%	to	1.57%	20.95%	to	22.11%
2015	7,844	$15.759549	to	$16.512615	$128,925	0.50%	to	1.45%	1.50%	to	1.51%	(3.00)%	to	(2.07)%
2014	7,251	$16.246439	to	$16.861730	$121,938	0.50%	to	1.45%	1.04%	to	1.04%	14.57%	to	15.66%
2013	5,120	$14.180887	to	$14.578868	$74,713	0.50%	to	1.45%	0.92%	to	1.06%	28.03%	to	29.25%
2012	5,767	$11.076042	to	$11.279374	$65,223	0.50%	to	1.45%	1.99%	to	2.03%	14.56%	to	15.65%
American Funds Global Bond Fund
2016	2,046,112	$10.690698	to	$13.232531	$24,561,109	0.85%	to	2.75%	0.55%	to	0.56%	(0.07)%	to	1.85%
2015	2,367,140	$10.698377	to	$12.992812	$28,150,075	0.85%	to	2.75%	0.06%	to	0.06%	(6.67)%	to	(4.88)%
2014	3,130,737	$11.462756	to	$13.659029	$39,592,692	0.85%	to	2.75%	0.97%	to	1.39%	(1.36)%	to	0.53%
2013	3,877,209	$11.620917	to	$13.586871	$49,307,481	0.85%	to	2.75%	—%	to	—%	(5.22)%	to	(3.40)%
2012	5,501,480	$12.261101	to	$14.065520	$73,105,787	0.85%	to	2.75%	1.74%	to	2.10%	3.31%	to	5.29%
American Funds Global Growth and Income Fund
2016	2,780,558	$15.982931	to	$20.199758	$40,552,639	0.85%	to	2.80%	1.79%	to	1.85%	4.38%	to	6.44%
2015	3,275,195	$15.016349	to	$19.351769	$45,245,756	0.85%	to	2.80%	1.74%	to	1.93%	(4.07)%	to	(2.18)%
2014	4,010,516	$15.350420	to	$20.172002	$57,173,603	0.85%	to	2.80%	3.12%	to	3.55%	2.72%	to	4.75%
2013	5,126,259	$14.654969	to	$19.637414	$70,429,149	0.85%	to	2.80%	2.92%	to	3.31%	19.15%	to	21.50%
2012	7,229,938	$12.061955	to	$16.514694	$82,482,066	0.85%	to	2.75%	2.38%	to	3.29%	14.37%	to	16.56%
American Funds Asset Allocation Fund
2016	7,474,934	$19.579122	to	$24.149417	$148,582,358	0.85%	to	2.75%	1.52%	to	1.60%	6.44%	to	8.48%
2015	8,515,745	$18.394082	to	$22.260837	$157,779,281	0.85%	to	2.75%	1.30%	to	1.75%	(1.35)%	to	0.54%
2014	10,326,749	$18.646081	to	$22.141052	$192,713,621	0.85%	to	2.75%	1.46%	to	1.92%	2.54%	to	4.50%
2013	12,666,696	$18.184798	to	$21.186874	$228,180,458	0.85%	to	2.75%	1.51%	to	1.57%	20.34%	to	22.64%
2012	16,290,731	$15.080782	to	$17.275233	$242,309,617	0.85%	to	2.80%	1.87%	to	1.95%	12.98%	to	15.21%
American Funds Blue Chip Income and Growth Fund
2016	45,421,296	$2.104686	to	$23.741193	$84,142,065	0.85%	to	2.80%	1.93%	to	1.99%	15.42%	to	17.70%
2015	49,103,056	$1.788240	to	$20.568725	$78,142,230	0.85%	to	2.80%	1.53%	to	1.79%	(5.61)%	to	(3.75)%
2014	60,912,481	$1.857941	to	$21.857895	$101,517,836	0.85%	to	2.75%	2.78%	to	2.96%	12.23%	to	14.38%
2013	69,658,343	$1.624298	to	$19.475651	$102,679,347	0.85%	to	2.75%	1.68%	to	2.47%	29.39%	to	31.88%
2012	92,331,247	$1.231691	to	$15.051344	$104,124,798	0.85%	to	2.75%	1.91%	to	2.19%	10.80%	to	12.92%
American Funds Bond Fund
2016	8,048,993	$11.835007	to	$17.669273	$123,541,317	0.85%	to	2.75%	1.66%	to	1.69%	0.15%	to	2.07%
2015	9,383,611	$11.817054	to	$17.310440	$142,174,433	0.85%	to	2.75%	1.59%	to	1.88%	(2.45)%	to	(0.57)%
2014	11,634,548	$12.113335	to	$17.410454	$178,617,269	0.85%	to	2.75%	1.80%	to	2.03%	2.42%	to	4.39%
2013	14,571,483	$11.826830	to	$16.678760	$216,722,358	0.85%	to	2.75%	1.46%	to	1.94%	(4.81)%	to	(2.99)%
2012	15,660,878	$12.424779	to	$17.192190	$240,330,684	0.85%	to	2.75%	2.43%	to	2.58%	2.52%	to	4.48%
American Funds Global Growth Fund
2016	2,112,043	$21.412322	to	$26.031439	$43,944,517	0.85%	to	2.80%	0.89%	to	0.90%	(2.16)%	to	(0.23)%
2015	2,627,979	$21.884394	to	$26.091635	$55,461,338	0.85%	to	2.80%	0.78%	to	0.91%	3.98%	to	6.03%
2014	2,924,223	$21.110174	to	$24.607358	$58,852,611	0.85%	to	2.75%	1.01%	to	1.08%	(0.46)%	to	1.45%
2013	3,614,598	$21.208236	to	$24.256306	$72,622,692	0.85%	to	2.75%	1.21%	to	1.24%	25.68%	to	28.08%
2012	4,867,907	$16.875417	to	$18.937743	$77,324,762	0.85%	to	2.75%	0.90%	to	0.92%	19.24%	to	21.53%
American Funds Growth Fund
2016	19,010,681	$25.447295	to	$26.911796	$375,951,324	0.85%	to	2.80%	0.77%	to	0.77%	6.47%	to	8.56%
2015	22,437,783	$23.902017	to	$24.789585	$412,477,546	0.85%	to	2.80%	0.58%	to	0.62%	3.91%	to	5.95%
2014	27,579,415	$23.003194	to	$23.396621	$483,527,481	0.85%	to	2.80%	0.77%	to	0.80%	5.51%	to	7.59%
2013	34,857,073	$21.745969	to	$21.801334	$573,773,764	0.85%	to	2.80%	0.93%	to	1.31%	26.51%	to	29.00%
2012	47,094,015	$16.857195	to	$17.268006	$608,651,148	0.85%	to	2.75%	0.75%	to	0.86%	14.69%	to	16.89%
American Funds Growth-Income Fund
2016	15,641,611	$23.130093	to	$26.765509	$337,129,140	0.85%	to	2.80%	1.47%	to	1.47%	8.44%	to	10.58%
2015	18,478,884	$21.329406	to	$24.205306	$363,762,709	0.85%	to	2.80%	1.29%	to	1.34%	(1.35)%	to	0.60%
2014	22,806,694	$21.620632	to	$24.061873	$451,289,950	0.85%	to	2.80%	1.21%	to	1.29%	7.58%	to	9.70%
2013	29,071,667	$20.097293	to	$21.934620	$530,508,380	0.85%	to	2.80%	1.31%	to	1.99%	29.82%	to	32.37%
2012	39,352,298	$15.513115	to	$16.570647	$549,702,685	0.85%	to	2.75%	1.53%	to	1.76%	14.30%	to	16.49%
American Funds International Fund
2016	5,036,124	$15.725893	to	$18.277357	$75,344,612	0.85%	to	2.75%	1.37%	to	1.40%	0.72%	to	2.66%
2015	5,871,064	$15.612853	to	$17.804513	$86,358,475	0.85%	to	2.75%	1.41%	to	1.51%	(7.12)%	to	(5.33)%
2014	7,146,466	$16.809166	to	$18.807754	$112,288,213	0.85%	to	2.75%	0.96%	to	1.40%	(5.29)%	to	(3.48)%
2013	8,831,097	$17.748858	to	$19.485261	$145,297,514	0.85%	to	2.75%	1.41%	to	1.58%	18.34%	to	20.61%
2012	11,485,798	$14.998581	to	$16.156198	$159,016,779	0.85%	to	2.75%	1.44%	to	1.69%	14.71%	to	16.91%
American Funds New World Fund
2016	1,145,166	$15.740655	to	$30.807302	$28,455,125	0.85%	to	2.75%	0.75%	to	0.76%	2.40%	to	4.37%
2015	1,334,259	$15.371349	to	$29.518402	$32,198,956	0.85%	to	2.75%	0.54%	to	0.56%	(5.77)%	to	(3.96)%
2014	1,699,674	$16.313049	to	$30.736786	$43,223,699	0.85%	to	2.75%	0.88%	to	0.89%	(10.37)%	to	(8.65)%
2013	2,085,846	$18.200673	to	$33.647551	$58,781,086	0.85%	to	2.75%	1.22%	to	1.52%	8.36%	to	10.44%
2012	2,722,685	$16.796944	to	$30.468166	$70,629,591	0.85%	to	2.75%	0.99%	to	1.15%	14.63%	to	16.82%
American Funds Global Small Capitalization Fund
2016	1,446,887	$21.406541	to	$26.421449	$31,146,908	0.85%	to	2.80%	0.24%	to	0.24%	(0.72)%	to	1.23%
2015	1,736,645	$21.561959	to	$26.099351	$37,224,562	0.85%	to	2.80%	—%	to	—%	(2.50)%	to	(0.58)%
2014	2,095,226	$22.183189	to	$26.252305	$45,635,913	0.85%	to	2.75%	0.11%	to	0.11%	(0.65)%	to	1.26%
2013	2,693,415	$22.327880	to	$25.926040	$58,725,046	0.85%	to	2.75%	0.83%	to	0.90%	24.80%	to	27.19%
2012	3,245,033	$17.890749	to	$20.383203	$56,411,255	0.85%	to	2.75%	1.33%	to	1.36%	14.97%	to	17.18%
Columbia Variable Portfolio - Small Company Growth Fund
2016	1,854,763	$1.841082	to	$22.517686	$4,334,457	1.70%	to	2.80%	—%	to	—%	9.63%	to	10.84%
2015	2,111,620	$1.660979	to	$20.539478	$4,404,444	1.70%	to	2.80%	—%	to	—%	0.96%	to	2.07%
2014	2,612,599	$1.627215	to	$20.344567	$5,125,430	1.70%	to	2.80%	—%	to	—%	(7.27)%	to	(6.25)%
2013	3,000,847	$1.735616	to	$21.939930	$6,289,041	1.70%	to	2.80%	0.11%	to	0.11%	36.60%	to	38.11%
2012	4,106,779	$1.256731	to	$16.061707	$5,762,794	1.70%	to	2.80%	—%	to	—%	8.91%	to	10.12%
Wells Fargo VT Omega Growth Fund
2016	410,201	$21.530599	to	$25.132315	$658,776	1.25%	to	2.75%	—%	to	—%	(1.97)%	to	(0.49)%
2015	535,224	$21.635741	to	$25.636925	$866,603	1.25%	to	2.75%	—%	to	—%	(1.14)%	to	0.36%
2014	571,930	$21.558414	to	$25.931447	$933,625	1.25%	to	2.75%	—%	to	—%	1.26%	to	2.79%
2013	774,332	$1.193034	to	$20.972250	$1,224,790	1.25%	to	2.50%	0.19%	to	0.40%	36.76%	to	38.48%
2012	1,049,531	$15.144945	to	$18.771297	$1,149,387	1.25%	to	2.75%	—%	to	—%	17.48%	to	19.26%
Fidelity® VIP Growth Portfolio
2016	110,327	$15.602567	to	$23.873316	$1,750,447	1.25%	to	2.70%	—%	to	—%	(2.13)%	to	(0.70)%
2015	112,585	$15.712413	to	$24.392581	$1,819,855	1.25%	to	2.70%	0.03%	to	0.03%	4.06%	to	5.58%
2014	142,057	$14.882518	to	$23.874181	$2,099,970	1.25%	to	2.40%	—%	to	—%	8.38%	to	9.63%
2013	76,817	$13.574728	to	$22.028133	$1,151,416	1.25%	to	2.40%	0.05%	to	0.12%	32.78%	to	34.31%
2012	80,115	$10.106895	to	$16.590323	$822,044	1.25%	to	2.40%	0.34%	to	0.36%	11.69%	to	12.98%
Fidelity® VIP Contrafund® Portfolio
2016	900,107	$23.180801	to	$25.080544	$15,545,759	0.50%	to	2.75%	0.56%	to	0.63%	4.81%	to	7.19%
2015	1,148,684	$22.117416	to	$23.397616	$18,538,795	0.50%	to	2.75%	0.80%	to	0.82%	(2.31)%	to	(0.09)%
2014	1,393,601	$22.640127	to	$23.417586	$22,723,243	0.50%	to	2.75%	0.73%	to	0.84%	8.63%	to	11.10%
2013	1,636,395	$20.895412	to	$21.078399	$24,630,367	0.50%	to	2.70%	0.85%	to	0.86%	27.47%	to	30.30%
2012	1,947,489	$16.176867	to	$16.392891	$22,688,722	0.50%	to	2.70%	1.15%	to	1.17%	13.05%	to	15.56%
Fidelity® VIP Mid Cap Portfolio
2016	778,627	$24.512368	to	$24.611032	$13,298,984	0.50%	to	2.70%	0.32%	to	0.32%	8.94%	to	11.36%
2015	938,115	$22.010852	to	$22.591009	$14,496,070	0.50%	to	2.70%	0.24%	to	0.26%	(4.25)%	to	(2.12)%
2014	1,096,983	$22.487394	to	$23.593679	$17,404,971	0.50%	to	2.70%	0.02%	to	0.02%	3.21%	to	5.50%
2013	1,201,597	$21.314452	to	$22.860601	$18,323,229	0.50%	to	2.70%	0.20%	to	0.32%	32.25%	to	35.19%
2012	1,420,742	$15.766099	to	$17.285596	$16,146,040	0.50%	to	2.70%	0.40%	to	0.49%	11.51%	to	13.99%
Fidelity® VIP Value Strategies Portfolio
2016	32,475	$16.295090	to	$29.007446	$581,883	1.25%	to	2.75%	0.82%	to	0.93%	6.31%	to	7.91%
2015	41,242	$15.099990	to	$27.286308	$657,526	1.25%	to	2.75%	0.86%	to	0.88%	(5.82)%	to	(4.39)%
2014	48,293	$15.793821	to	$28.971599	$807,560	1.25%	to	2.75%	0.70%	to	0.80%	3.62%	to	5.19%
2013	94,871	$15.014580	to	$28.029835	$1,454,040	1.25%	to	2.70%	0.68%	to	0.70%	26.72%	to	28.57%
2012	92,473	$11.678349	to	$22.119855	$1,103,134	1.25%	to	2.70%	0.36%	to	0.37%	23.68%	to	25.49%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2016	17,768	$17.509591	to	$26.316250	$337,303	1.25%	to	2.40%	0.81%	to	1.08%	0.22%	to	1.38%
2015	21,840	$17.270582	to	$26.257268	$388,822	1.25%	to	2.40%	0.51%	to	0.99%	(1.37)%	to	(0.23)%
2014	33,313	$17.310494	to	$26.622433	$560,600	1.25%	to	2.40%	0.23%	to	0.24%	8.04%	to	9.28%
2013	60,536	$15.839793	to	$24.768200	$932,859	1.25%	to	2.30%	0.12%	to	0.13%	35.11%	to	36.54%
2012	26,235	$10.946791	to	$11.601156	$298,735	1.25%	to	2.45%	0.41%	to	0.54%	19.29%	to	20.73%
Fidelity® VIP Strategic Income Portfolio
2016	7,390	$11.555892	to	$14.968580	$109,810	0.50%	to	1.45%	—%	to	3.40%	6.46%	to	7.48%
2015	9,535	$10.854415	to	$13.927036	$126,048	0.50%	to	1.45%	2.57%	to	2.61%	(3.35)%	to	(2.42)%
2014	9,676	$11.230376	to	$14.273150	$131,512	0.50%	to	1.45%	2.85%	to	2.87%	1.89%	to	2.86%
2013	7,170	$13.783094	to	$13.876518	$99,079	0.50%	to	0.65%	3.75%	to	5.45%	(0.61)%	to	(0.46)%
2012	5,488	$13.868175	to	$13.941239	$76,249	0.50%	to	0.65%	3.43%	to	5.16%	9.52%	to	9.68%
Franklin Rising Dividends VIP Fund
2016	6,764,063	$22.014024	to	$25.517537	$163,348,929	0.50%	to	2.80%	1.35%	to	1.37%	12.84%	to	15.36%
2015	7,759,455	$19.509293	to	$22.120594	$164,590,602	0.50%	to	2.80%	1.42%	to	1.62%	(6.31)%	to	(4.23)%
2014	9,679,042	$20.822970	to	$23.097903	$217,207,566	0.50%	to	2.80%	1.29%	to	1.32%	5.72%	to	8.08%
2013	12,257,980	$19.696171	to	$21.371913	$258,059,095	0.50%	to	2.80%	1.35%	to	1.52%	26.11%	to	28.93%
2012	16,023,287	$15.650299	to	$16.576719	$265,268,303	0.50%	to	2.75%	1.66%	to	1.83%	8.93%	to	11.23%
Franklin Income VIP Fund
2016	18,020,246	$18.846757	to	$19.021188	$362,542,937	0.50%	to	2.80%	4.81%	to	4.99%	10.88%	to	13.30%
2015	21,626,662	$16.634234	to	$17.155407	$388,173,394	0.50%	to	2.80%	4.52%	to	4.62%	(9.62)%	to	(7.61)%
2014	26,930,252	$18.004152	to	$18.981745	$531,422,802	0.50%	to	2.80%	4.69%	to	4.86%	1.73%	to	4.00%
2013	33,417,486	$17.311532	to	$18.659483	$645,762,006	0.50%	to	2.80%	6.12%	to	6.19%	10.80%	to	13.29%
2012	44,978,105	$15.281162	to	$16.875821	$783,413,687	0.50%	to	2.75%	6.10%	to	6.45%	9.60%	to	12.00%
Franklin Large Cap Growth VIP Fund
2016	1,308,833	$17.629724	to	$19.501475	$21,434,368	1.35%	to	2.80%	—%	to	—%	(4.50)%	to	(3.11)%
2015	1,633,041	$18.195479	to	$20.421344	$27,760,346	1.35%	to	2.80%	—%	to	0.27%	2.71%	to	4.21%
2014	1,930,654	$17.460819	to	$19.943740	$31,676,912	1.35%	to	2.75%	1.01%	to	1.09%	9.41%	to	10.95%
2013	2,354,613	$15.737151	to	$18.228395	$35,049,205	1.35%	to	2.75%	1.08%	to	1.09%	25.15%	to	26.91%
2012	3,189,398	$12.661396	to	$14.565563	$37,642,123	1.15%	to	2.75%	0.80%	to	0.82%	9.32%	to	11.09%
Franklin Global Real Estate VIP Fund
2016	37,743	$18.169348	to	$23.224410	$855,299	1.40%	to	2.40%	1.22%	to	1.23%	(1.84)%	to	(0.86)%
2015	37,567	$18.510266	to	$23.424914	$857,471	1.40%	to	2.40%	3.07%	to	3.24%	(1.81)%	to	(0.83)%
2014	48,438	$18.852137	to	$23.620092	$1,114,608	1.40%	to	2.40%	0.44%	to	0.46%	12.28%	to	13.41%
2013	56,616	$16.789715	to	$20.826823	$1,153,745	1.40%	to	2.40%	4.38%	to	4.65%	(0.11)%	to	0.90%
2012	59,996	$16.807849	to	$20.641837	$1,210,389	1.40%	to	2.40%	—%	to	—%	24.39%	to	25.64%
Franklin Small-Mid Cap Growth VIP Fund
2016	2,904,627	$23.380067	to	$24.301278	$45,772,218	0.50%	to	2.80%	—%	to	—%	1.29%	to	3.52%
2015	3,367,710	$23.081525	to	$23.475745	$52,059,671	0.50%	to	2.80%	—%	to	—%	(5.35)%	to	(3.25)%
2014	4,136,936	$22.406751	to	$24.385128	$67,441,297	0.85%	to	2.80%	—%	to	—%	4.50%	to	6.56%
2013	5,125,090	$21.026849	to	$23.334129	$79,345,282	0.85%	to	2.80%	—%	to	—%	34.34%	to	36.99%
2012	6,221,559	$15.349634	to	$17.404713	$70,495,268	0.85%	to	2.75%	—%	to	—%	7.84%	to	9.91%
Franklin Small Cap Value VIP Fund
2016	853,643	$26.587670	to	$29.040831	$14,743,972	0.30%	to	2.75%	—%	to	0.78%	26.66%	to	29.73%
2015	876,888	$20.991766	to	$22.385491	$11,919,792	0.30%	to	2.75%	—%	to	0.69%	(9.90)%	to	(7.80)%
2014	1,107,452	$23.298291	to	$24.012610	$16,455,234	0.50%	to	2.75%	0.48%	to	0.66%	(2.16)%	to	(0.02)%
2013	1,390,083	$23.812141	to	$24.018165	$20,748,049	0.50%	to	2.75%	1.16%	to	1.32%	32.54%	to	35.44%
2012	1,409,166	$17.732825	to	$17.965353	$15,778,584	0.50%	to	2.75%	0.70%	to	0.86%	15.18%	to	17.68%
Franklin Strategic Income VIP Fund
2016	5,658,488	$14.949678	to	$15.079310	$108,493,198	0.50%	to	2.80%	3.24%	to	3.63%	5.26%	to	7.33%
2015	6,821,524	$13.929325	to	$14.325250	$122,914,593	0.50%	to	2.80%	6.30%	to	6.57%	(6.28)%	to	(4.45)%
2014	8,389,084	$14.578740	to	$15.285334	$161,317,982	0.50%	to	2.80%	5.79%	to	5.93%	(0.70)%	to	1.25%
2013	10,225,598	$14.399450	to	$15.392925	$198,652,045	0.50%	to	2.80%	5.42%	to	5.80%	0.66%	to	2.65%
2012	12,947,612	$14.027463	to	$15.291336	$250,767,431	0.50%	to	2.80%	6.85%	to	6.95%	10.00%	to	12.11%
Franklin Mutual Shares VIP Fund
2016	9,730,034	$19.821188	to	$22.252692	$207,416,296	0.30%	to	2.80%	—%	to	1.99%	12.85%	to	15.59%
2015	11,800,382	$17.563602	to	$19.250716	$219,877,316	0.30%	to	2.80%	—%	to	3.08%	(7.56)%	to	(5.33)%
2014	14,365,304	$19.000464	to	$20.112965	$287,959,094	0.50%	to	2.80%	1.82%	to	1.99%	4.16%	to	6.51%
2013	17,906,901	$18.240897	to	$18.883899	$343,836,287	0.50%	to	2.80%	2.02%	to	2.07%	24.72%	to	27.41%
2012	23,164,409	$14.655285	to	$14.820917	$355,309,139	0.50%	to	2.75%	2.13%	to	2.41%	11.15%	to	13.63%
Templeton Developing Markets VIP Fund
2016	920,120	$14.114481	to	$22.760523	$14,913,656	0.85%	to	2.75%	1.11%	to	1.14%	14.60%	to	16.80%
2015	1,065,421	$12.316326	to	$19.487393	$14,902,292	0.85%	to	2.75%	1.36%	to	2.40%	(21.61)%	to	(20.11)%
2014	1,327,897	$15.711905	to	$24.391339	$23,637,941	0.85%	to	2.75%	1.80%	to	1.97%	(10.58)%	to	(8.87)%
2013	1,694,600	$17.571473	to	$26.764414	$34,141,312	0.85%	to	2.75%	1.69%	to	1.92%	(3.43)%	to	(1.58)%
2012	2,335,734	$18.195185	to	$27.192746	$49,109,466	0.85%	to	2.75%	1.60%	to	1.71%	10.33%	to	12.44%
Templeton Foreign VIP Fund
2016	4,970,803	$14.761174	to	$15.275854	$64,936,858	0.30%	to	2.75%	—%	to	1.91%	4.27%	to	6.77%
2015	5,725,507	$14.122314	to	$14.156956	$71,098,235	0.50%	to	2.75%	3.06%	to	3.35%	(9.03)%	to	(7.11)%
2014	6,427,949	$15.372277	to	$15.562315	$87,143,294	0.30%	to	2.75%	—%	to	1.77%	(13.54)%	to	(11.49)%
2013	7,579,644	$17.367091	to	$18.000234	$118,072,167	0.30%	to	2.75%	—%	to	2.82%	19.64%	to	22.49%
2012	10,219,149	$14.078884	to	$15.045733	$131,974,526	0.50%	to	2.75%	3.05%	to	3.06%	15.03%	to	17.55%
Templeton Growth VIP Fund
2016	7,095,202	$17.614976	to	$18.733633	$110,930,197	0.50%	to	2.75%	1.92%	to	2.00%	6.65%	to	8.92%
2015	8,496,186	$16.517233	to	$17.199491	$123,367,075	0.50%	to	2.75%	2.41%	to	2.74%	(9.02)%	to	(7.01)%
2014	10,363,841	$18.155747	to	$18.496229	$164,202,557	0.50%	to	2.75%	1.21%	to	1.53%	(5.45)%	to	(3.37)%
2013	12,935,884	$19.140368	to	$19.202764	$215,920,588	0.50%	to	2.75%	1.94%	to	2.23%	27.27%	to	29.99%
2012	17,343,927	$14.725005	to	$15.087686	$226,483,345	0.50%	to	2.75%	2.00%	to	2.18%	17.78%	to	20.42%
Franklin Mutual Global Discovery VIP Fund
2016	2,299,590	$17.958351	to	$19.509669	$61,818,346	0.50%	to	2.80%	1.51%	to	1.71%	9.08%	to	11.46%
2015	2,724,775	$16.463719	to	$17.503562	$66,618,842	0.50%	to	2.80%	2.60%	to	2.79%	(6.31)%	to	(4.22)%
2014	3,360,539	$17.572790	to	$18.275181	$87,271,968	0.50%	to	2.80%	2.00%	to	2.13%	2.79%	to	5.07%
2013	4,135,635	$17.095911	to	$17.393302	$104,121,213	0.50%	to	2.80%	2.12%	to	2.19%	24.09%	to	26.89%
2012	5,529,851	$13.707570	to	$13.804833	$113,098,587	0.50%	to	2.75%	2.57%	to	2.87%	10.28%	to	12.70%
Franklin Flex Cap Growth VIP Fund
2016	638,501	$19.134239	to	$21.023945	$10,079,964	0.50%	to	2.75%	—%	to	—%	(5.52)%	to	(3.47)%
2015	778,813	$20.252735	to	$21.778839	$12,899,308	0.50%	to	2.75%	—%	to	—%	1.53%	to	3.80%
2014	893,234	$17.781146	to	$19.946646	$14,474,320	0.85%	to	2.75%	—%	to	—%	3.23%	to	5.21%
2013	1,109,141	$16.901039	to	$19.323070	$17,183,794	0.85%	to	2.75%	—%	to	—%	33.76%	to	36.32%
2012	1,531,626	$12.398153	to	$14.446576	$17,617,666	0.85%	to	2.75%	—%	to	—%	6.30%	to	8.34%

Templeton Global Bond VIP Fund
2016	972,798	$13.446298	to	$14.053626	$13,338,093	0.50%	to	2.70%	—%	to	—%	0.13%	to	2.36%
2015	1,102,227	$13.428944	to	$13.730112	$14,919,710	0.50%	to	2.70%	6.47%	to	8.02%	(6.94)%	to	(4.87)%
2014	1,209,784	$14.430215	to	$14.432629	$17,397,591	0.50%	to	2.70%	4.46%	to	4.96%	(1.02)%	to	1.19%
2013	1,311,053	$14.263388	to	$14.578287	$18,826,191	0.50%	to	2.70%	4.45%	to	4.95%	(1.17)%	to	1.03%
2012	1,557,122	$14.217363	to	$14.750789	$22,345,330	0.30%	to	2.70%	—%	to	6.12%	11.91%	to	14.62%
Hartford Balanced HLS Fund
2016	4,387,479	$15.952107	to	$19.190531	$12,814,954	0.85%	to	2.75%	2.22%	to	2.53%	2.92%	to	5.14%
2015	5,237,448	$15.172419	to	$18.645311	$14,355,475	0.85%	to	2.75%	1.59%	to	1.59%	(2.78)%	to	(0.67)%
2014	6,301,401	$15.274798	to	$19.177920	$16,694,431	0.85%	to	2.75%	1.50%	to	1.60%	6.54%	to	8.86%
2013	7,677,578	$14.031437	to	$18.001299	$18,155,718	0.85%	to	2.75%	1.40%	to	1.58%	17.61%	to	20.16%
2012	9,299,392	$11.676956	to	$15.306417	$16,214,421	0.85%	to	2.75%	3.31%	to	5.55%	8.71%	to	11.07%
Hartford Total Return Bond HLS Fund
2016	18,329,294	$12.398507	to	$13.890160	$111,466,608	0.50%	to	2.80%	2.24%	to	2.59%	1.34%	to	3.97%
2015	21,485,983	$12.234802	to	$13.359427	$125,304,643	0.50%	to	2.80%	3.05%	to	3.08%	(3.55)%	to	(1.08)%
2014	25,293,527	$12.685130	to	$13.505685	$145,425,752	0.50%	to	2.80%	2.95%	to	3.26%	2.76%	to	5.36%
2013	28,918,085	$12.343982	to	$12.818679	$154,892,749	0.50%	to	2.80%	3.65%	to	4.09%	(4.37)%	to	(1.86)%
2012	33,097,003	$12.908256	to	$13.061086	$164,645,075	0.50%	to	2.80%	3.83%	to	4.07%	4.31%	to	7.00%
Hartford Capital Appreciation HLS Fund
2016	12,087,633	$23.139746	to	$23.605269	$109,530,012	0.50%	to	2.80%	0.86%	to	1.13%	2.34%	to	5.00%
2015	14,077,134	$22.482246	to	$22.611663	$122,216,277	0.50%	to	2.80%	0.66%	to	0.90%	(2.00)%	to	0.51%
2014	17,021,067	$22.367476	to	$23.072403	$145,554,664	0.50%	to	2.80%	0.62%	to	0.91%	4.08%	to	6.77%
2013	20,021,826	$20.948870	to	$22.167748	$156,772,819	0.50%	to	2.80%	0.66%	to	0.91%	34.89%	to	38.39%
2012	25,478,593	$15.138103	to	$16.433647	$142,494,694	0.50%	to	2.80%	1.17%	to	1.50%	14.78%	to	17.75%
Hartford Dividend and Growth HLS Fund
2016	8,617,177	$22.253982	to	$25.780508	$84,569,750	0.50%	to	2.80%	1.71%	to	2.06%	11.42%	to	14.31%
2015	10,083,636	$19.973005	to	$22.552591	$87,476,243	0.50%	to	2.80%	1.54%	to	1.84%	(4.13)%	to	(1.65)%
2014	12,201,452	$20.897634	to	$22.930999	$104,686,058	0.50%	to	2.75%	1.60%	to	1.89%	9.63%	to	12.40%
2013	15,217,649	$19.062349	to	$20.401863	$110,603,880	0.50%	to	2.75%	1.74%	to	1.99%	28.01%	to	31.27%
2012	18,827,915	$14.890759	to	$15.542467	$100,678,897	0.50%	to	2.75%	2.33%	to	2.70%	10.24%	to	13.03%
Hartford Healthcare HLS Fund
2016	20,225	$4.589350	to	$4.857765	$97,536	1.40%	to	1.75%	3.33%	to	3.36%	(10.22)%	to	(9.91)%
2015	29,297	$5.111962	to	$5.392026	$157,225	1.40%	to	1.75%	—%	to	—%	11.02%	to	11.41%
2014	29,421	$4.604617	to	$4.839920	$141,771	1.40%	to	1.75%	0.04%	to	0.04%	24.80%	to	25.23%
2013	40,443	$3.689662	to	$3.864674	$155,832	1.40%	to	1.75%	0.24%	to	0.30%	48.87%	to	49.39%
2012	68,159	$2.478414	to	$2.586919	$176,031	1.40%	to	1.75%	0.10%	to	0.13%	18.24%	to	18.65%
Hartford Global Growth HLS Fund
2016	237,517	$11.104106	to	$23.269366	$903,875	0.50%	to	2.75%	0.13%	to	0.68%	(1.05)%	to	1.44%
2015	257,455	$11.221450	to	$22.938184	$1,034,183	0.50%	to	2.75%	0.29%	to	0.53%	4.84%	to	7.50%

2014	262,710	$10.703557	to	$11.985136	$880,101	1.25%	to	2.75%	0.25%	to	0.46%	5.46%	to	7.04%
2013	203,091	$11.364381	to	$20.976608	$691,385	1.25%	to	2.40%	0.60%	to	0.76%	33.07%	to	34.60%
2012	256,643	$7.966476	to	$8.442850	$689,814	1.25%	to	2.45%	0.55%	to	0.55%	20.42%	to	21.87%
Hartford Disciplined Equity HLS Fund
2016	684,441	$25.525292	to	$27.932790	$11,480,135	0.50%	to	2.70%	0.17%	to	0.97%	2.94%	to	5.23%
2015	780,338	$24.795574	to	$26.543868	$12,535,282	0.50%	to	2.70%	0.79%	to	4.27%	3.99%	to	6.30%
2014	966,060	$17.539302	to	$23.844431	$14,807,260	0.85%	to	2.70%	0.11%	to	0.73%	13.09%	to	15.20%
2013	1,101,018	$15.225344	to	$21.085043	$14,667,571	0.85%	to	2.70%	0.96%	to	1.00%	32.20%	to	34.67%
2012	1,279,327	$11.305738	to	$15.949020	$12,398,836	0.85%	to	2.70%	1.46%	to	1.51%	14.49%	to	16.63%
Hartford Growth Opportunities HLS Fund
2016	1,435,786	$25.668615	to	$28.097800	$23,340,974	0.50%	to	2.75%	0.43%	to	0.43%	(3.19)%	to	(0.99)%
2015	1,788,705	$26.514567	to	$28.377928	$29,530,340	0.50%	to	2.75%	0.13%	to	0.13%	8.71%	to	11.18%
2014	2,294,100	$24.391204	to	$25.524668	$34,568,919	0.50%	to	2.75%	0.17%	to	0.18%	11.05%	to	13.57%
2013	2,491,105	$22.020532	to	$22.473877	$33,470,814	0.50%	to	2.70%	0.01%	to	0.01%	32.13%	to	35.07%
2012	3,054,682	$16.639067	to	$16.665811	$30,798,245	0.50%	to	2.70%	—%	to	—%	23.48%	to	26.23%
Hartford High Yield HLS Fund
2016	455,559	$19.765540	to	$20.885096	$7,253,753	0.50%	to	2.70%	6.03%	to	6.05%	11.21%	to	13.68%
2015	523,035	$17.386940	to	$18.780286	$7,448,045	0.50%	to	2.70%	5.92%	to	6.62%	(6.85)%	to	(4.78)%
2014	570,252	$18.260110	to	$20.162328	$8,624,985	0.50%	to	2.70%	7.29%	to	7.77%	(0.15)%	to	2.07%
2013	635,510	$17.890402	to	$20.193484	$9,349,739	0.50%	to	2.70%	8.00%	to	8.20%	3.60%	to	5.90%
2012	762,984	$16.893745	to	$19.492610	$10,017,305	0.50%	to	2.70%	8.36%	to	8.75%	11.27%	to	13.74%
Hartford International Opportunities HLS Fund
2016	1,204,232	$12.016012	to	$16.007910	$6,723,023	0.30%	to	2.75%	—%	to	0.95%	(1.80)%	to	0.64%
2015	1,427,251	$16.300812	to	$16.874218	$7,595,342	0.50%	to	2.75%	1.16%	to	1.50%	(1.11)%	to	1.37%
2014	1,596,986	$11.780937	to	$16.483110	$8,200,250	0.30%	to	2.75%	—%	to	1.96%	(6.74)%	to	(4.43)%
2013	2,001,900	$12.326828	to	$17.674881	$9,647,494	0.30%	to	2.75%	1.94%	to	2.41%	17.99%	to	20.91%
2012	2,673,219	$14.390206	to	$14.980051	$9,070,977	0.50%	to	2.75%	1.44%	to	1.97%	16.64%	to	19.60%
Hartford Small/Mid Cap Equity HLS Fund
2016	89,432	$18.452482	to	$27.778644	$1,675,453	0.85%	to	2.75%	—%	to	1.43%	13.18%	to	15.50%
2015	102,012	$15.976238	to	$25.068396	$1,650,963	0.85%	to	2.70%	0.95%	to	1.24%	(7.27)%	to	(5.54)%
2014	122,007	$16.913383	to	$27.034635	$2,087,497	0.85%	to	2.70%	1.58%	to	1.59%	2.42%	to	4.33%
2013	154,328	$16.210977	to	$26.395817	$2,486,980	0.85%	to	2.70%	1.37%	to	1.56%	33.85%	to	36.35%
2012	179,534	$11.889440	to	$19.720394	$2,146,368	0.85%	to	2.70%	0.60%	to	0.60%	12.79%	to	14.89%
Hartford MidCap HLS Fund
2016	89,461	$7.919670	to	$7.919670	$708,498	1.40%	to	1.40%	0.03%	to	0.03%	10.14%	to	10.14%
2015	124,922	$7.190783	to	$7.190783	$898,288	1.40%	to	1.40%	0.08%	to	0.08%	(0.07)%	to	(0.07)%
2014	157,710	$7.035554	to	$7.195953	$1,131,916	1.40%	to	1.55%	—%	to	—%	9.38%	to	9.55%
2013	172,064	$6.431994	to	$6.568778	$1,127,729	1.40%	to	1.55%	0.02%	to	0.02%	37.31%	to	37.52%
2012	244,857	$4.684135	to	$4.776588	$1,167,561	1.40%	to	1.55%	0.53%	to	0.58%	17.31%	to	17.48%
Hartford MidCap Value HLS Fund
2016	33,243	$2.958388	to	$18.902209	$416,875	1.40%	to	2.75%	—%	to	0.31%	9.50%	to	10.99%
2015	65,761	$2.665391	to	$17.549879	$471,761	1.40%	to	2.45%	0.30%	to	0.33%	(3.83)%	to	(2.82)%
2014	85,552	$2.742662	to	$27.925632	$632,544	1.40%	to	2.50%	0.42%	to	0.46%	5.24%	to	6.41%
2013	125,236	$2.577505	to	$26.534299	$607,498	1.40%	to	2.50%	0.54%	to	1.00%	31.05%	to	32.50%
2012	106,437	$1.945297	to	$13.218340	$331,642	1.40%	to	2.45%	0.85%	to	0.89%	21.62%	to	22.91%
Hartford Ultrashort Bond HLS Fund

2016	52,018,282	$8.005703	to	$9.858641	$57,724,555	0.30%	to	2.80%	0.15%	to	0.16%	(2.13)%	to	0.34%
2015	59,547,994	$8.180333	to	$9.706359	$66,818,100	0.50%	to	2.80%	—%	to	0.32%	(2.85)%	to	(0.37)%
2014	76,823,463	$8.420257	to	$9.742603	$86,508,863	0.50%	to	2.80%	—%	to	—%	(2.86)%	to	(0.40)%
2013	106,805,182	$8.668057	to	$9.781671	$121,724,972	0.50%	to	2.80%	—%	to	—%	(2.86)%	to	(0.50)%
2012	169,707,075	$8.923141	to	$9.942655	$195,450,120	0.30%	to	2.80%	—%	to	—%	(2.76)%	to	(0.30)%
Hartford Small Company HLS Fund
2016	696,045	$21.267803	to	$23.769976	$2,725,976	0.50%	to	2.80%	—%	to	—%	(1.01)%	to	1.54%
2015	766,328	$21.483957	to	$23.410469	$3,177,827	0.50%	to	2.80%	—%	to	—%	(10.98)%	to	(8.67)%
2014	896,294	$24.207225	to	$25.632868	$4,037,360	0.50%	to	2.75%	—%	to	—%	3.95%	to	6.54%
2013	1,147,217	$23.286857	to	$24.059989	$4,973,222	0.50%	to	2.75%	—%	to	—%	40.07%	to	43.66%
2012	1,538,802	$16.625441	to	$16.747977	$4,180,772	0.50%	to	2.75%	—%	to	—%	12.22%	to	15.06%
Hartford SmallCap Growth HLS Fund
2016	69,179	$21.228904	to	$23.603716	$1,160,861	1.25%	to	2.45%	0.15%	to	0.15%	9.65%	to	10.98%
2015	74,024	$19.359825	to	$21.268837	$914,747	1.25%	to	2.45%	0.06%	to	0.07%	(2.95)%	to	(1.78)%
2014	94,084	$19.949186	to	$21.654810	$1,293,400	1.25%	to	2.45%	0.02%	to	0.07%	3.27%	to	4.52%
2013	118,401	$19.316921	to	$21.207706	$1,951,842	0.85%	to	2.45%	0.39%	to	0.60%	41.37%	to	43.65%
2012	107,494	$13.664294	to	$14.763938	$1,223,154	0.85%	to	2.45%	—%	to	—%	14.56%	to	16.40%
Hartford Stock HLS Fund
2016	3,387,031	$17.533233	to	$24.255468	$6,634,445	0.85%	to	2.75%	1.82%	to	1.90%	4.23%	to	6.51%
2015	3,972,069	$16.462260	to	$23.270296	$7,138,262	0.85%	to	2.75%	1.79%	to	1.83%	(0.30)%	to	1.87%
2014	4,897,250	$16.159456	to	$23.339295	$8,577,560	0.85%	to	2.75%	1.71%	to	1.92%	8.02%	to	10.36%
2013	5,851,086	$14.641880	to	$21.605585	$9,363,607	0.85%	to	2.75%	1.74%	to	2.02%	28.35%	to	31.13%
2012	7,384,869	$11.166146	to	$16.833884	$8,747,782	0.85%	to	2.75%	1.85%	to	2.17%	11.00%	to	13.42%
Hartford U.S. Government Securities HLS Fund
2016	591,593	$9.824638	to	$11.642669	$4,708,241	0.50%	to	2.70%	1.56%	to	1.91%	(1.16)%	to	1.03%
2015	630,736	$9.616246	to	$11.523427	$4,931,918	0.50%	to	2.45%	1.81%	to	1.82%	(0.90)%	to	1.06%
2014	677,875	$9.703192	to	$11.403055	$5,307,328	0.50%	to	2.45%	2.27%	to	2.78%	0.33%	to	2.30%
2013	754,440	$9.671617	to	$11.146482	$5,890,729	0.50%	to	2.45%	2.27%	to	2.28%	(4.06)%	to	(2.17)%
2012	970,213	$10.081092	to	$11.394012	$8,295,666	0.50%	to	2.45%	2.80%	to	2.84%	1.19%	to	3.18%
Hartford Value HLS Fund
2016	122,918	$15.299496	to	$24.842421	$1,382,086	0.50%	to	2.45%	1.77%	to	1.81%	10.94%	to	13.13%
2015	137,005	$13.790522	to	$21.959894	$1,410,659	0.50%	to	2.45%	1.58%	to	1.58%	(5.43)%	to	(3.56)%
2014	167,091	$21.064438	to	$22.771698	$1,928,639	0.50%	to	2.70%	—%	to	1.48%	8.40%	to	10.81%
2013	177,746	$13.418558	to	$20.550139	$1,855,273	0.50%	to	2.45%	1.69%	to	1.76%	28.75%	to	31.28%
2012	192,619	$15.130819	to	$15.653317	$1,577,097	0.50%	to	2.70%	1.89%	to	2.32%	13.87%	to	16.40%
Catalyst Dividend Capture VA Fund+
2016	716,440	$21.050591	to	$22.157222	$3,991,887	0.50%	to	2.75%	4.42%	to	4.73%	4.07%	to	6.43%
2015	919,469	$20.227894	to	$20.817629	$4,608,990	0.50%	to	2.75%	4.21%	to	4.30%	(5.69)%	to	(3.54)%
2014	1,488,705	$21.447710	to	$21.581635	$8,928,843	0.50%	to	2.75%	3.70%	to	5.21%	7.17%	to	9.61%
2013	2,068,011	$19.689337	to	$20.012231	$9,743,486	0.50%	to	2.75%	3.00%	to	3.60%	16.71%	to	19.36%
2012	1,976,529	$16.495144	to	$17.146773	$6,725,084	0.50%	to	2.75%	3.88%	to	3.98%	8.44%	to	10.91%
Catalyst Insider Buying VA Fund+
2016	1,453,799	$1.862571	to	$24.598765	$3,742,389	0.50%	to	2.50%	0.61%	to	0.64%	8.26%	to	10.45%
2015	1,842,192	$1.720408	to	$22.271358	$4,353,545	0.50%	to	2.50%	0.56%	to	0.57%	(9.46)%	to	(7.63)%
2014	2,898,810	$1.900179	to	$24.110995	$7,599,317	0.50%	to	2.50%	0.30%	to	0.35%	(4.48)%	to	(2.55)%
2013	2,405,150	$1.989341	to	$24.742397	$6,269,556	0.50%	to	2.50%	0.21%	to	0.33%	28.67%	to	31.26%

2012	2,906,501	$1.546104	to	$18.849467	$5,782,957	0.50%	to	2.50%	—%	to	—%	19.60%	to	22.02%
Lord Abbett Fundamental Equity Fund
2016	69,743	$17.709076	to	$21.460226	$1,432,057	0.50%	to	1.50%	1.14%	to	1.20%	14.02%	to	15.17%
2015	87,998	$15.531399	to	$18.634025	$1,564,491	0.50%	to	1.50%	1.08%	to	1.19%	(4.88)%	to	(3.93)%
2014	93,914	$16.328531	to	$19.395320	$1,740,888	0.50%	to	1.50%	0.46%	to	0.46%	5.55%	to	6.61%
2013	102,882	$15.470435	to	$18.193259	$1,788,586	0.50%	to	1.50%	0.03%	to	0.23%	33.74%	to	35.08%
2012	136,090	$11.567545	to	$13.468330	$1,731,468	0.50%	to	1.50%	0.59%	to	1.25%	8.94%	to	10.03%
Lord Abbett Calibrated Dividend Growth Fund
2016	183,230	$18.947640	to	$21.517417	$3,283,453	0.85%	to	2.70%	1.15%	to	2.46%	12.04%	to	14.13%
2015	223,166	$16.602197	to	$19.205816	$3,520,410	0.85%	to	2.70%	1.48%	to	1.69%	(4.74)%	to	(2.96)%
2014	305,569	$17.108718	to	$20.161583	$5,109,504	0.85%	to	2.70%	1.52%	to	1.57%	8.57%	to	10.60%
2013	361,384	$15.469389	to	$18.569944	$5,644,241	0.85%	to	2.70%	1.38%	to	1.52%	24.52%	to	26.84%
2012	223,826	$12.195606	to	$14.912990	$2,646,396	0.85%	to	2.70%	2.99%	to	3.38%	9.46%	to	11.50%
Lord Abbett Bond Debenture Fund
2016	567,672	$17.263252	to	$18.687005	$9,315,754	0.50%	to	2.70%	4.46%	to	6.07%	9.15%	to	11.57%
2015	686,625	$15.472419	to	$17.120902	$10,198,325	0.50%	to	2.70%	1.87%	to	4.61%	(4.15)%	to	(2.02)%
2014	805,425	$15.791694	to	$17.862911	$12,336,779	0.50%	to	2.70%	4.38%	to	4.78%	1.57%	to	3.83%
2013	908,072	$15.209739	to	$17.587280	$13,507,408	0.50%	to	2.70%	3.67%	to	5.13%	5.29%	to	7.63%
2012	1,020,556	$14.131108	to	$16.703358	$14,184,226	0.50%	to	2.70%	5.56%	to	5.97%	9.54%	to	11.97%
Lord Abbett Growth and Income Fund
2016	116,670	$20.817381	to	$20.877488	$1,754,696	0.50%	to	2.40%	1.41%	to	1.47%	14.34%	to	16.53%
2015	141,073	$13.235429	to	$18.259686	$1,843,008	1.25%	to	2.40%	0.37%	to	1.04%	(5.17)%	to	(4.07)%
2014	215,371	$12.711398	to	$13.796996	$3,120,851	1.25%	to	2.45%	0.15%	to	0.66%	5.05%	to	6.32%
2013	322,481	$12.100599	to	$12.977394	$4,816,754	1.25%	to	2.45%	0.57%	to	1.56%	32.61%	to	34.21%
2012	235,029	$9.124707	to	$9.669329	$2,235,361	1.25%	to	2.45%	0.87%	to	1.00%	9.38%	to	10.70%
MFS® Growth Fund
2016	1,900,666	$24.631996	to	$26.339016	$26,796,913	0.30%	to	2.80%	—%	to	0.04%	(0.39)%	to	1.87%
2015	2,204,305	$24.727335	to	$25.520887	$30,701,151	0.50%	to	2.80%	—%	to	0.21%	4.59%	to	6.77%
2014	2,279,203	$23.642338	to	$23.903523	$30,022,513	0.50%	to	2.80%	—%	to	0.11%	5.94%	to	8.14%
2013	2,873,997	$22.103748	to	$22.317418	$35,800,328	0.50%	to	2.80%	0.13%	to	0.23%	33.08%	to	35.81%
2012	2,203,781	$16.275030	to	$16.804885	$20,452,997	0.50%	to	2.75%	—%	to	—%	14.20%	to	16.49%
MFS® Global Equity Fund
2016	218,763	$20.970437	to	$27.065192	$4,771,582	0.85%	to	2.70%	0.94%	to	0.96%	4.49%	to	6.44%
2015	246,746	$20.069905	to	$25.428183	$5,128,324	0.85%	to	2.70%	1.01%	to	1.15%	(4.04)%	to	(2.25)%
2014	294,014	$20.914881	to	$26.012901	$6,312,544	0.85%	to	2.70%	0.69%	to	0.84%	1.11%	to	2.99%
2013	384,428	$18.124901	to	$25.256535	$8,069,294	0.85%	to	2.55%	—%	to	0.79%	24.60%	to	26.73%
2012	437,499	$14.612304	to	$19.929000	$7,288,786	0.85%	to	2.50%	1.03%	to	1.27%	20.30%	to	22.30%
MFS® Investors Trust Fund
2016	3,098,037	$16.584360	to	$21.413220	$49,243,607	1.25%	to	2.80%	0.53%	to	0.86%	5.59%	to	6.97%
2015	3,654,707	$15.503770	to	$20.279694	$54,485,307	1.25%	to	2.80%	0.69%	to	0.92%	(2.55)%	to	(1.29)%
2014	4,597,367	$15.706113	to	$20.810395	$69,771,301	1.25%	to	2.80%	0.76%	to	0.95%	7.94%	to	9.34%
2013	6,054,205	$14.365075	to	$19.279366	$84,388,804	1.25%	to	2.80%	0.96%	to	1.05%	28.41%	to	30.10%
2012	8,821,250	$12.947102	to	$15.044887	$95,170,363	0.85%	to	2.75%	0.88%	to	1.13%	15.95%	to	18.17%
MFS® Mid Cap Growth Fund
2016	1,572,628	$10.007009	to	$27.093650	$14,169,737	0.85%	to	2.75%	—%	to	—%	2.06%	to	4.02%
2015	2,271,225	$9.620047	to	$26.545633	$19,659,627	0.85%	to	2.75%	—%	to	—%	1.77%	to	3.73%

2014	2,268,798	$9.274418	to	$26.082856	$19,245,205	0.85%	to	2.75%	—%	to	—%	5.91%	to	7.94%
2013	2,697,012	$8.592141	to	$24.627585	$21,488,201	0.85%	to	2.75%	—%	to	—%	33.99%	to	36.56%
2012	3,312,657	$6.292057	to	$18.380541	$19,466,114	0.85%	to	2.75%	—%	to	—%	13.36%	to	15.53%
MFS® New Discovery Fund
2016	1,483,583	$14.288949	to	$29.888778	$30,037,343	0.65%	to	2.80%	—%	to	—%	6.04%	to	8.09%
2015	1,738,459	$13.219046	to	$28.186188	$32,932,634	0.65%	to	2.80%	—%	to	—%	(4.60)%	to	(2.78)%
2014	2,233,899	$13.596976	to	$29.543884	$44,234,490	0.65%	to	2.80%	—%	to	—%	(9.82)%	to	(8.09)%
2013	2,871,838	$14.794347	to	$32.844644	$61,957,861	0.65%	to	2.75%	—%	to	—%	37.68%	to	40.30%
2012	3,994,445	$10.544547	to	$23.855023	$62,669,054	0.65%	to	2.75%	—%	to	—%	17.94%	to	20.11%
MFS® Total Return Fund
2016	8,086,822	$17.039000	to	$18.710636	$155,634,755	0.50%	to	2.75%	2.68%	to	2.79%	6.14%	to	8.27%
2015	9,407,888	$16.053954	to	$17.281075	$168,891,338	0.50%	to	2.75%	2.39%	to	2.71%	(3.07)%	to	(1.08)%
2014	12,236,910	$16.563028	to	$17.468930	$223,847,629	0.50%	to	2.75%	1.72%	to	1.91%	5.56%	to	7.70%
2013	15,615,193	$15.691254	to	$16.220544	$268,989,737	0.50%	to	2.75%	1.64%	to	2.00%	15.82%	to	18.15%
2012	21,225,795	$13.548161	to	$13.729253	$315,385,211	0.50%	to	2.75%	2.54%	to	3.08%	8.24%	to	10.38%
MFS® Value Fund
2016	2,651,324	$22.379369	to	$24.922682	$63,152,998	0.30%	to	2.80%	—%	to	2.08%	10.94%	to	13.43%
2015	3,165,663	$20.172589	to	$21.687103	$66,887,253	0.50%	to	2.80%	2.11%	to	2.31%	(3.48)%	to	(1.43)%
2014	3,800,607	$20.899410	to	$22.001303	$82,955,423	0.50%	to	2.80%	1.30%	to	1.52%	7.46%	to	9.65%
2013	4,737,281	$19.448755	to	$20.064557	$96,244,644	0.50%	to	2.80%	0.98%	to	1.69%	32.14%	to	34.92%
2012	5,634,579	$14.748701	to	$14.871543	$86,066,142	0.50%	to	2.75%	1.44%	to	1.73%	13.11%	to	15.30%
MFS® Total Return Bond Series
2016	5,749,097	$12.797583	to	$13.708924	$78,599,528	0.50%	to	2.80%	3.22%	to	3.40%	1.36%	to	3.49%
2015	6,505,496	$12.626347	to	$13.246484	$86,674,926	0.50%	to	2.80%	3.22%	to	3.45%	(3.06)%	to	(1.08)%
2014	7,654,111	$13.024355	to	$13.390681	$104,151,511	0.50%	to	2.80%	2.61%	to	2.94%	2.92%	to	5.09%
2013	9,445,216	$12.654375	to	$12.741841	$123,654,533	0.50%	to	2.80%	1.11%	to	1.68%	(3.77)%	to	(1.78)%
2012	6,466,424	$12.972863	to	$13.176544	$85,900,778	0.50%	to	2.75%	2.36%	to	2.63%	4.44%	to	6.52%
MFS® Research Fund
2016	185,876	$21.905803	to	$23.165645	$3,649,101	0.85%	to	2.75%	0.76%	to	0.79%	5.79%	to	7.82%
2015	216,688	$20.317840	to	$21.898439	$3,977,640	0.85%	to	2.75%	0.52%	to	0.73%	(1.93)%	to	(0.05)%
2014	301,257	$20.327821	to	$22.329543	$5,573,469	0.85%	to	2.75%	—%	to	0.82%	7.21%	to	9.27%
2013	324,638	$16.078705	to	$18.603416	$5,542,668	0.85%	to	2.50%	0.32%	to	0.33%	29.02%	to	31.17%
2012	379,049	$12.462085	to	$14.183107	$4,981,965	0.85%	to	2.50%	0.40%	to	0.77%	14.38%	to	16.28%
MFS® High Yield Portfolio
2016	2,755,806	$10.740269	to	$11.501580	$30,652,921	0.85%	to	2.80%	6.73%	to	6.75%	10.68%	to	12.86%
2015	3,201,384	$9.703703	to	$10.190929	$31,860,609	0.85%	to	2.80%	7.11%	to	7.11%	(6.86)%	to	(5.03)%
2014	4,054,245	$10.418731	to	$10.730506	$42,882,934	0.85%	to	2.80%	4.75%	to	5.44%	(0.03)%	to	1.94%
2013	5,186,327	$10.422041	to	$10.526650	$54,331,348	0.85%	to	2.80%	2.42%	to	2.42%	4.22%	to	5.27%
BlackRock Global Allocation V.I. Fund
2016	16,468	$11.552461	to	$12.220278	$200,285	0.50%	to	1.45%	—%	to	1.27%	2.31%	to	3.29%
2015	23,105	$11.291541	to	$11.831361	$270,210	0.50%	to	1.45%	0.92%	to	1.05%	(2.43)%	to	(1.49)%
2014	24,332	$11.572322	to	$12.010881	$289,987	0.50%	to	1.45%	1.89%	to	2.25%	0.46%	to	1.42%
2013	19,169	$11.842252	to	$11.910946	$227,327	0.50%	to	0.75%	1.07%	to	1.86%	13.56%	to	13.85%
2012	9,304	$10.402073	to	$10.488588	$96,822	0.50%	to	0.75%	1.64%	to	1.88%	9.15%	to	9.42%
BlackRock Global Opportunities V.I. Fund
2016	2,138	$16.965646	to	$17.122152	$36,378	2.00%	to	2.45%	1.89%	to	2.05%	1.08%	to	1.54%

2015	2,286	$16.784034	to	$16.862821	$38,427	2.00%	to	2.45%	0.98%	to	1.11%	(1.72)%	to	(1.28)%
2014	2,089	$17.078460	to	$17.081562	$35,672	2.00%	to	2.45%	1.16%	to	1.27%	(6.47)%	to	(6.05)%
2013	1,865	$18.181762	to	$18.260509	$34,025	2.00%	to	2.45%	0.34%	to	0.36%	26.64%	to	27.21%
2012	1,462	$14.419749	to	$14.419749	$21,086	2.45%	to	2.45%	1.05%	to	1.05%	11.84%	to	11.84%
BlackRock Large Cap Growth V.I. Fund
2016	23,745	$15.491046	to	$25.150778	$443,860	1.75%	to	2.45%	0.76%	to	1.07%	5.27%	to	6.01%
2015	25,661	$14.612422	to	$23.890870	$445,990	1.75%	to	2.45%	0.45%	to	0.57%	0.24%	to	0.95%
2014	26,734	$14.475438	to	$23.833152	$461,428	1.75%	to	2.45%	0.54%	to	0.56%	11.40%	to	12.18%
2013	28,927	$12.903287	to	$15.196385	$439,153	1.75%	to	2.15%	0.49%	to	0.70%	31.07%	to	31.60%
2012	35,872	$9.805179	to	$11.593941	$414,538	1.75%	to	2.15%	0.87%	to	1.42%	12.77%	to	13.23%
BlackRock Equity Dividend V.I. Fund
2016	40,661	$16.574538	to	$17.532485	$705,620	0.50%	to	1.45%	1.46%	to	1.54%	14.39%	to	15.48%
2015	50,589	$14.489678	to	$15.182254	$760,676	0.50%	to	1.45%	1.45%	to	1.45%	(2.25)%	to	(1.31)%
2014	48,032	$14.822529	to	$15.384149	$732,802	0.50%	to	1.45%	1.45%	to	1.49%	7.50%	to	8.52%
2013	71,399	$13.788918	to	$14.176061	$1,005,774	0.50%	to	1.45%	1.69%	to	1.71%	22.33%	to	23.50%
2012	89,954	$11.271579	to	$11.522602	$1,029,040	0.30%	to	1.45%	2.06%	to	2.40%	10.29%	to	11.57%
UIF Core Plus Fixed Income Portfolio
2016	4,051	$10.810072	to	$10.810072	$43,794	1.70%	to	1.70%	1.67%	to	1.67%	4.08%	to	4.08%
2015	4,119	$10.386757	to	$10.386757	$42,783	1.70%	to	1.70%	3.22%	to	3.22%	(2.50)%	to	(2.50)%
2014	4,187	$10.653472	to	$10.653472	$44,603	1.70%	to	1.70%	2.57%	to	2.57%	5.75%	to	5.75%
2013	3,079	$10.073973	to	$10.073973	$31,013	1.70%	to	1.70%	—%	to	—%	0.74%	to	0.74%
UIF Growth Portfolio
2016	17,208	$13.963132	to	$14.666750	$247,562	1.35%	to	2.75%	—%	to	—%	(4.58)%	to	(3.24)%
2015	17,531	$14.633999	to	$15.157585	$262,035	1.35%	to	2.75%	—%	to	—%	8.93%	to	10.47%
2014	18,621	$13.434144	to	$13.721383	$253,346	1.35%	to	2.75%	—%	to	—%	3.21%	to	4.67%
2013	21,059	$13.016247	to	$13.109696	$275,252	1.35%	to	2.75%	—%	to	—%	30.16%	to	31.10%
UIF Mid Cap Growth Portfolio
2016	99,265	$13.788729	to	$20.830859	$1,299,458	0.85%	to	2.70%	—%	to	—%	(11.27)%	to	(9.61)%
2015	114,453	$15.255417	to	$23.477293	$1,673,534	0.85%	to	2.70%	—%	to	—%	(8.49)%	to	(6.79)%
2014	127,397	$16.365859	to	$25.656623	$2,008,157	0.85%	to	2.70%	—%	to	—%	(0.87)%	to	0.98%
2013	148,044	$16.207149	to	$25.882254	$2,321,328	0.85%	to	2.70%	0.22%	to	0.25%	33.83%	to	36.32%
2012	181,860	$11.888928	to	$19.340060	$2,105,964	0.85%	to	2.70%	—%	to	—%	5.60%	to	7.57%
Invesco V.I. American Value Fund
2016	53,924	$15.805692	to	$18.203574	$950,108	0.85%	to	2.45%	0.12%	to	0.12%	12.43%	to	14.24%
2015	46,583	$14.058086	to	$15.933971	$721,691	0.85%	to	2.45%	0.01%	to	0.01%	(11.55)%	to	(10.13)%
2014	51,282	$15.894550	to	$17.729300	$888,880	0.85%	to	2.45%	0.19%	to	0.27%	6.83%	to	8.55%
2013	66,877	$14.878459	to	$16.332597	$1,067,146	0.85%	to	2.45%	0.53%	to	0.55%	30.69%	to	32.80%
2012	69,297	$12.298679	to	$19.252196	$836,670	0.85%	to	2.40%	0.65%	to	0.65%	14.30%	to	16.09%
Morgan Stanley Mid Cap Growth Portfolio
2016	9,787	$11.631839	to	$13.086696	$126,671	1.35%	to	2.20%	—%	to	—%	(11.40)%	to	(10.64)%
2015	8,862	$13.128552	to	$14.645554	$128,306	1.35%	to	2.20%	—%	to	—%	(8.84)%	to	(8.06)%
2014	9,586	$14.401329	to	$15.929315	$151,149	1.35%	to	2.20%	—%	to	—%	(1.41)%	to	(0.57)%
2013	18,343	$14.607207	to	$16.020231	$283,325	1.35%	to	2.20%	0.06%	to	0.06%	34.37%	to	35.52%
2012	15,178	$10.870781	to	$11.821534	$171,993	1.35%	to	2.20%	—%	to	—%	5.88%	to	6.78%
BlackRock Capital Appreciation V.I. Fund
2016	36,553	$14.443338	to	$15.278228	$559,679	0.50%	to	1.45%	—%	to	—%	(1.57)%	to	(0.63)%

2015	40,469	$14.673899	to	$15.375355	$624,328	0.50%	to	1.45%	—%	to	—%	5.08%	to	6.08%
2014	41,319	$13.965119	to	$14.494328	$597,189	0.50%	to	1.45%	—%	to	—%	6.99%	to	8.01%
2013	68,704	$13.052518	to	$13.419051	$919,749	0.50%	to	1.45%	—%	to	—%	31.48%	to	32.73%
2012	95,996	$9.927679	to	$10.148832	$972,985	0.30%	to	1.45%	0.62%	to	0.76%	11.94%	to	13.23%
Columbia Variable Portfolio - International Opportunities Fund+
2016	—	$1.428787	to	$13.391286	$—	1.70%	to	2.80%	0.78%	to	0.80%	(15.43)%	to	(14.97)%
2015	2,987,833	$1.680317	to	$15.833876	$6,007,103	1.70%	to	2.80%	0.29%	to	0.31%	(2.79)%	to	(1.72)%
2014	3,565,725	$1.709680	to	$16.288879	$7,175,713	1.70%	to	2.80%	0.02%	to	0.03%	(7.71)%	to	(6.69)%
2013	4,258,552	$1.832327	to	$17.650526	$8,926,475	1.70%	to	2.80%	0.42%	to	0.44%	17.07%	to	18.37%
2012	5,438,166	$1.548002	to	$15.076473	$9,036,590	1.70%	to	2.80%	0.94%	to	0.98%	14.38%	to	15.64%
Columbia Variable Portfolio - Large Cap Growth Fund III+
2016	—	$1.738410	to	$20.193453	$—	1.70%	to	2.80%	—%	to	—%	(9.23)%	to	(8.74)%
2015	2,661,041	$1.904834	to	$22.246186	$6,236,464	1.70%	to	2.80%	0.16%	to	0.17%	(0.26)%	to	0.85%
2014	3,193,683	$1.888859	to	$22.303836	$7,309,119	1.70%	to	2.80%	0.42%	to	0.50%	9.35%	to	10.56%
2013	4,398,189	$1.708462	to	$20.396784	$8,678,906	1.70%	to	2.80%	0.41%	to	0.43%	34.29%	to	35.77%
2012	5,949,085	$1.258311	to	$15.188400	$7,799,396	1.70%	to	2.80%	0.36%	to	0.36%	8.95%	to	10.15%
Columbia Variable Portfolio - Asset Allocation Fund
2016	1,027,526	$1.585011	to	$17.999392	$1,929,599	1.70%	to	2.80%	2.22%	to	2.23%	2.45%	to	3.58%
2015	1,615,330	$1.530186	to	$17.569038	$2,685,616	1.70%	to	2.80%	2.01%	to	2.07%	(1.72)%	to	(0.64)%
2014	1,975,569	$1.390229	to	$1.539994	$3,266,714	1.70%	to	2.50%	2.27%	to	2.50%	7.33%	to	8.19%
2013	2,523,886	$1.295289	to	$1.423392	$3,713,728	1.70%	to	2.50%	2.39%	to	2.43%	15.25%	to	16.18%
2012	3,289,299	$1.123871	to	$1.225172	$3,985,657	1.70%	to	2.50%	2.14%	to	2.22%	10.24%	to	11.12%

Variable Portfolio - Loomis Sayles Growth Fund II+
2016	—	$1.739956	to	$20.445373	$—	1.70%	to	2.75%	0.27%	to	0.27%	(3.98)%	to	(3.49)%
2015	2,476,665	$1.802845	to	$21.293528	$5,211,773	1.70%	to	2.75%	0.10%	to	0.11%	(0.60)%	to	0.45%
2014	3,017,956	$1.794775	to	$21.422073	$6,171,835	1.70%	to	2.75%	0.21%	to	0.22%	6.45%	to	7.58%
2013	3,769,794	$1.668349	to	$20.123240	$7,084,761	1.70%	to	2.75%	0.23%	to	0.24%	31.97%	to	33.36%
2012	4,898,196	$1.251027	to	$15.248518	$6,709,942	1.70%	to	2.75%	0.68%	to	1.02%	9.19%	to	10.35%
Columbia Variable Portfolio - Large Cap Growth Fund II+
2016	—	$2.051888	to	$17.422511	$—	1.70%	to	2.75%	—%	to	—%	(11.68)%	to	(11.22)%
2015	574,393	$2.311211	to	$19.725659	$1,493,215	1.70%	to	2.75%	—%	to	—%	(1.21)%	to	(0.17)%
2014	724,987	$2.315155	to	$19.967927	$1,897,353	1.70%	to	2.75%	—%	to	—%	6.10%	to	7.22%
2013	938,655	$2.159184	to	$18.819243	$2,218,996	1.70%	to	2.75%	0.44%	to	0.46%	38.58%	to	40.04%
2012	1,144,242	$1.541885	to	$13.580451	$1,872,420	1.70%	to	2.75%	—%	to	—%	8.36%	to	9.51%
Columbia Variable Portfolio - Dividend Opportunity Fund
2016	552,896	$13.115961	to	$13.959804	$7,528,292	1.70%	to	2.80%	—%	to	—%	10.53%	to	11.75%
2015	638,628	$11.866359	to	$12.491639	$7,817,514	1.70%	to	2.80%	—%	to	—%	(5.34)%	to	(4.29)%
2014	729,017	$12.535952	to	$13.052025	$9,365,686	1.70%	to	2.80%	—%	to	—%	7.04%	to	8.22%
2013	844,488	$11.711566	to	$12.060362	$10,069,242	1.70%	to	2.80%	—%	to	—%	23.32%	to	24.68%
2012	1,030,694	$9.497019	to	$9.672993	$9,901,448	1.70%	to	2.80%	—%	to	—%	10.95%	to	12.18%
Columbia Variable Portfolio - Income Opportunities Fund
2016	551,922	$10.598072	to	$11.048118	$6,004,460	1.70%	to	2.80%	10.70%	to	10.87%	7.87%	to	9.06%
2015	613,284	$9.825034	to	$10.130224	$6,144,082	1.70%	to	2.80%	9.20%	to	9.34%	(3.73)%	to	(2.67)%
2014	741,140	$10.214820	to	$10.407596	$7,660,597	1.70%	to	2.75%	—%	to	—%	1.20%	to	2.27%
2013	895,545	$10.093976	to	$10.177068	$9,087,876	1.70%	to	2.75%	5.48%	to	6.18%	0.94%	to	1.77%
Columbia Variable Portfolio - Mid Cap Growth Fund

2016	519,137	$12.787005	to	$13.304866	$6,786,779	1.70%	to	2.75%	—%	to	—%	(0.48)%	to	0.57%
2015	600,424	$12.848975	to	$13.229680	$7,843,268	1.70%	to	2.75%	—%	to	—%	2.75%	to	3.84%
2014	708,214	$12.505029	to	$12.741041	$8,951,793	1.70%	to	2.75%	—%	to	—%	4.50%	to	5.60%
2013	828,931	$11.966406	to	$12.064865	$9,966,805	1.70%	to	2.75%	—%	to	—%	19.66%	to	20.65%
Oppenheimer Capital Appreciation Fund/VA
2016	38,555	$13.046402	to	$14.504715	$543,614	1.25%	to	2.45%	0.11%	to	0.12%	(4.79)%	to	(3.64)%
2015	62,594	$13.703122	to	$15.052983	$925,014	1.25%	to	2.45%	—%	to	—%	0.77%	to	1.98%
2014	72,050	$14.760057	to	$22.965685	$1,049,576	1.25%	to	2.70%	—%	to	0.18%	12.06%	to	13.70%
2013	54,304	$12.104780	to	$12.981843	$697,834	1.25%	to	2.45%	0.74%	to	0.75%	26.30%	to	27.82%
2012	47,922	$9.584110	to	$10.156114	$482,974	1.25%	to	2.45%	0.40%	to	0.40%	11.05%	to	12.39%
Oppenheimer Global Fund/VA
2016	317,145	$14.684228	to	$20.526498	$4,470,280	0.85%	to	2.70%	0.77%	to	0.77%	(2.82)%	to	(1.00)%
2015	400,978	$14.832940	to	$21.121837	$5,721,917	0.85%	to	2.70%	0.94%	to	1.06%	0.91%	to	2.79%
2014	480,986	$14.429674	to	$20.931410	$6,711,569	0.85%	to	2.70%	0.83%	to	0.86%	(0.66)%	to	1.19%
2013	530,619	$14.259651	to	$21.071035	$7,345,651	0.85%	to	2.70%	1.15%	to	1.17%	23.61%	to	25.92%
2012	619,524	$11.324646	to	$17.046140	$6,806,454	0.85%	to	2.70%	1.89%	to	1.92%	17.73%	to	19.93%
Oppenheimer Main Street Fund®/VA
2016	63,862	$17.541290	to	$24.640162	$1,126,233	1.25%	to	2.40%	0.75%	to	0.92%	8.66%	to	9.92%
2015	33,266	$15.958911	to	$22.676715	$544,744	1.25%	to	2.40%	0.65%	to	0.71%	0.66%	to	1.83%
2014	48,941	$15.672806	to	$22.120031	$771,616	1.25%	to	2.70%	—%	to	0.65%	7.46%	to	9.03%
2013	89,501	$14.374844	to	$20.901096	$1,276,256	1.25%	to	2.40%	0.85%	to	0.87%	28.32%	to	29.81%
2012	100,874	$11.073999	to	$16.287648	$1,110,299	1.25%	to	2.40%	0.66%	to	0.66%	13.84%	to	15.16%
Oppenheimer Main Street Small Cap Fund/VA
2016	222,152	$21.291496	to	$29.199890	$4,535,693	0.85%	to	2.70%	0.25%	to	0.25%	14.54%	to	16.68%
2015	266,731	$18.248414	to	$25.493533	$4,687,398	0.85%	to	2.70%	0.61%	to	0.63%	(8.60)%	to	(6.89)%
2014	323,355	$19.598483	to	$27.891160	$6,129,610	0.85%	to	2.70%	0.62%	to	0.66%	8.68%	to	10.71%
2013	380,278	$17.702586	to	$25.663354	$6,526,667	0.85%	to	2.70%	0.64%	to	0.71%	36.88%	to	39.43%
2012	480,151	$12.696051	to	$18.748471	$5,931,035	0.85%	to	2.70%	0.33%	to	0.33%	14.54%	to	16.67%
Oppenheimer Equity Income Fund/VA
2016	20,584	$12.692256	to	$14.110975	$284,264	1.25%	to	2.45%	5.25%	to	5.26%	12.34%	to	13.70%
2015	22,574	$11.297861	to	$12.410922	$274,799	1.25%	to	2.45%	2.71%	to	2.91%	(12.00)%	to	(10.94)%
2014	24,066	$13.935715	to	$20.291605	$335,468	1.25%	to	2.70%	—%	to	1.46%	7.78%	to	9.35%
2013	19,970	$11.882762	to	$12.743814	$251,413	1.25%	to	2.45%	1.15%	to	1.17%	25.59%	to	27.11%
2012	18,599	$9.461400	to	$10.026112	$184,136	1.25%	to	2.45%	1.13%	to	1.22%	10.35%	to	11.68%
Putnam VT Diversified Income Fund
2016	929,770	$14.045264	to	$17.700565	$12,444,852	0.85%	to	2.70%	7.02%	to	7.16%	2.61%	to	4.53%
2015	1,120,054	$13.436838	to	$17.249985	$14,450,912	0.85%	to	2.70%	9.15%	to	9.19%	(4.94)%	to	(3.17)%
2014	1,264,497	$13.876408	to	$18.147034	$16,981,470	0.85%	to	2.70%	7.86%	to	8.24%	(2.33)%	to	(0.50)%
2013	1,465,125	$13.946422	to	$18.579157	$20,076,797	0.85%	to	2.70%	3.08%	to	3.24%	4.94%	to	6.90%
2012	1,730,044	$13.046179	to	$17.704317	$23,058,536	0.85%	to	2.70%	5.51%	to	5.85%	8.55%	to	10.58%
Putnam VT Global Asset Allocation Fund
2016	45,602	$15.454823	to	$21.250834	$694,957	1.25%	to	2.40%	1.74%	to	2.21%	4.18%	to	5.39%
2015	43,479	$14.664852	to	$20.397890	$631,283	1.25%	to	2.40%	1.06%	to	3.48%	(2.20)%	to	(1.07)%
2014	32,187	$14.823677	to	$20.857346	$474,935	1.25%	to	2.40%	2.56%	to	5.34%	6.83%	to	8.06%
2013	62,065	$13.717537	to	$19.524199	$996,265	1.25%	to	2.40%	2.21%	to	2.49%	16.66%	to	18.01%
2012	163,959	$10.968758	to	$11.624156	$2,453,434	1.25%	to	2.45%	0.73%	to	0.73%	11.44%	to	12.78%

Putnam VT Growth Opportunities Fund+
2016	184,130	$10.485674	to	$10.543823	$1,939,236	0.50%	to	1.45%	—%	to	—%	4.86%	to	5.44%
Putnam VT International Value Fund
2016	14,262	$8.283132	to	$13.897450	$114,925	1.25%	to	2.30%	1.55%	to	2.37%	(1.19)%	to	(0.15)%
2015	22,418	$8.295657	to	$14.065519	$181,713	1.25%	to	2.30%	1.30%	to	1.33%	(4.23)%	to	(3.22)%
2014	23,587	$8.571474	to	$14.686660	$198,254	1.25%	to	2.30%	1.33%	to	1.51%	(11.55)%	to	(10.61)%
2013	25,866	$9.589137	to	$16.603933	$244,253	1.25%	to	2.30%	2.39%	to	2.52%	19.43%	to	20.69%
2012	26,718	$7.944968	to	$13.902110	$209,457	1.25%	to	2.30%	2.97%	to	3.01%	18.94%	to	20.19%
Putnam VT International Equity Fund
2016	32,659	$8.913224	to	$13.884178	$294,529	1.25%	to	2.75%	3.35%	to	3.70%	(5.10)%	to	(3.67)%
2015	49,032	$9.252407	to	$14.630565	$441,289	1.25%	to	2.75%	1.10%	to	1.15%	(2.58)%	to	(1.10)%
2014	45,974	$9.355678	to	$15.017522	$421,137	1.25%	to	2.75%	—%	to	0.89%	(9.31)%	to	(7.94)%
2013	53,270	$9.446836	to	$10.162125	$576,510	1.25%	to	2.50%	1.41%	to	1.71%	24.91%	to	26.48%
2012	44,962	$7.562887	to	$8.034559	$351,891	1.25%	to	2.50%	2.01%	to	2.16%	18.91%	to	20.40%
Putnam VT Small Cap Value Fund
2016	13,471	$19.525830	to	$28.197366	$276,555	1.25%	to	2.70%	—%	to	1.05%	24.10%	to	25.91%
2015	9,883	$14.115548	to	$15.507856	$163,592	1.25%	to	2.45%	0.83%	to	1.05%	(6.56)%	to	(5.43)%
2014	14,308	$15.106103	to	$16.398051	$274,439	1.25%	to	2.45%	0.32%	to	0.39%	0.93%	to	2.15%
2013	115,178	$14.966864	to	$16.053056	$2,440,595	1.25%	to	2.45%	0.65%	to	0.75%	36.23%	to	37.87%
2012	124,851	$11.643282	to	$18.038393	$2,037,385	1.25%	to	2.40%	0.44%	to	0.63%	14.70%	to	16.03%
Putnam VT Voyager Fund+
2016	—	$14.661461	to	$21.498310	$—	0.50%	to	1.45%	1.19%	to	1.70%	2.04%	to	3.00%
2015	109,008	$14.368979	to	$20.871737	$2,142,352	0.50%	to	1.45%	1.09%	to	1.35%	(7.46)%	to	(6.58)%
2014	115,912	$15.528119	to	$22.342034	$2,439,445	0.50%	to	1.45%	0.74%	to	0.76%	8.14%	to	9.17%
2013	128,572	$14.359054	to	$20.464635	$2,471,029	0.50%	to	1.45%	1.02%	to	1.14%	41.66%	to	43.01%
2012	177,838	$10.136459	to	$14.310109	$2,352,712	0.50%	to	1.45%	0.16%	to	0.36%	12.58%	to	13.66%
JPMorgan Insurance Trust Core Bond Portfolio
2016	2,561,530	$12.138605	to	$12.748775	$35,591,635	1.25%	to	2.40%	2.77%	to	2.84%	(0.31)%	to	0.85%
2015	3,006,288	$12.175891	to	$12.641709	$41,578,351	1.25%	to	2.40%	3.61%	to	3.88%	(1.28)%	to	(0.14)%
2014	3,881,017	$12.333558	to	$12.659001	$53,888,162	1.25%	to	2.40%	3.84%	to	3.86%	2.43%	to	3.61%
2013	4,840,343	$12.040964	to	$12.217394	$65,170,524	1.25%	to	2.40%	4.55%	to	4.62%	(3.81)%	to	(2.69)%
2012	5,902,959	$12.517433	to	$12.555596	$82,006,190	1.25%	to	2.40%	4.47%	to	5.04%	2.83%	to	4.02%
JPMorgan Insurance Trust U.S. Equity Portfolio
2016	208,022	$23.552269	to	$25.781403	$4,941,254	1.35%	to	2.40%	1.00%	to	1.01%	8.31%	to	9.45%
2015	251,763	$21.518700	to	$23.804022	$5,467,830	1.35%	to	2.40%	1.14%	to	1.14%	(1.53)%	to	(0.49)%
2014	307,001	$17.827021	to	$24.173549	$6,700,919	1.25%	to	2.40%	—%	to	0.95%	11.20%	to	12.49%
2013	369,037	$19.243071	to	$21.738466	$7,175,293	1.35%	to	2.40%	1.21%	to	1.33%	32.99%	to	34.39%
2012	502,862	$14.318621	to	$16.345889	$7,260,683	1.35%	to	2.40%	1.46%	to	1.50%	14.86%	to	16.07%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
2016	225,916	$19.056887	to	$27.980930	$5,729,698	1.25%	to	2.40%	0.73%	to	0.75%	9.38%	to	10.64%
2015	269,373	$17.224146	to	$25.582389	$6,192,871	1.25%	to	2.40%	0.35%	to	0.65%	(8.10)%	to	(7.04)%
2014	330,353	$18.528810	to	$27.838671	$8,187,654	1.25%	to	2.40%	0.63%	to	0.65%	13.12%	to	14.42%
2013	430,868	$16.193109	to	$24.610629	$9,333,904	1.25%	to	2.40%	1.02%	to	1.05%	37.26%	to	38.84%
2012	550,950	$11.662724	to	$17.929904	$8,595,927	1.25%	to	2.40%	0.64%	to	0.74%	13.38%	to	14.69%
JPMorgan Insurance Trust Mid Cap Value Portfolio
2016	147,100	$25.665526	to	$29.077072	$3,791,920	1.35%	to	2.40%	0.87%	to	0.87%	11.98%	to	13.16%

2015	177,496	$22.681297	to	$25.967316	$4,053,803	1.35%	to	2.40%	0.98%	to	1.01%	(4.96)%	to	(3.96)%
2014	214,666	$18.991034	to	$27.323907	$5,113,560	1.25%	to	2.40%	0.68%	to	0.79%	12.38%	to	13.68%
2013	284,535	$16.705994	to	$24.314080	$6,014,616	1.25%	to	2.40%	1.02%	to	1.12%	29.17%	to	30.66%
2012	380,569	$12.785886	to	$18.823628	$6,104,691	1.25%	to	2.40%	1.04%	to	1.09%	17.52%	to	18.88%
Putnam VT Equity Income Fund
2016	5,229	$20.012284	to	$25.971361	$133,076	0.50%	to	1.45%	—%	to	1.79%	12.01%	to	13.08%
2015	8,387	$17.866924	to	$22.967914	$174,014	0.50%	to	1.45%	1.60%	to	1.61%	(4.44)%	to	(3.53)%
2014	8,427	$18.696791	to	$23.807401	$182,017	0.50%	to	1.45%	—%	to	1.70%	11.04%	to	12.10%
2013	3,045	$16.413133	to	$21.237933	$63,117	0.50%	to	0.75%	1.90%	to	1.91%	31.43%	to	31.75%
2012	1,759	$12.488476	to	$16.119278	$27,304	0.50%	to	0.75%	—%	to	2.23%	18.41%	to	18.71%
PIMCO All Asset Fund
2016	11,674	$11.014586	to	$11.651192	$134,456	0.50%	to	1.45%	2.35%	to	2.53%	11.28%	to	12.34%
2015	12,237	$9.898136	to	$10.371232	$125,613	0.50%	to	1.45%	2.22%	to	3.12%	(10.49)%	to	(9.64)%
2014	14,522	$11.058750	to	$11.477712	$165,373	0.50%	to	1.45%	5.10%	to	5.11%	(0.99)%	to	(0.05)%
2013	14,599	$11.169440	to	$11.482988	$166,670	0.50%	to	1.45%	4.50%	to	4.52%	(1.33)%	to	(0.39)%
2012	14,671	$11.320194	to	$11.527936	$168,501	0.50%	to	1.45%	5.06%	to	5.89%	13.16%	to	14.23%
PIMCO StocksPLUS Global Portfolio+
2016	37,054	$11.307594	to	$11.961135	$438,441	0.50%	to	1.45%	5.01%	to	5.06%	6.20%	to	7.21%
2015	44,135	$10.647811	to	$11.156688	$487,826	0.50%	to	1.45%	5.82%	to	5.83%	(10.33)%	to	(9.47)%
2014	41,924	$11.874091	to	$12.323864	$513,126	0.50%	to	1.45%	—%	to	—%	(0.55)%	to	0.40%
2013	65,531	$11.939466	to	$12.274554	$799,977	0.50%	to	1.45%	2.09%	to	2.19%	17.48%	to	18.60%
2012	81,722	$10.162951	to	$10.389198	$844,011	0.30%	to	1.45%	0.83%	to	0.98%	8.19%	to	9.44%
PIMCO Global Multi-Asset Managed Allocation Portfolio
2016	838	$9.777967	to	$9.777967	$8,191	1.45%	to	1.45%	2.18%	to	2.18%	2.42%	to	2.42%
2015	1,127	$9.546608	to	$9.546608	$10,755	1.45%	to	1.45%	1.50%	to	1.50%	(1.69)%	to	(1.69)%
2014	1,479	$9.711208	to	$9.711208	$14,359	1.45%	to	1.45%	2.50%	to	2.50%	3.07%	to	3.07%
2013	1,287	$9.422341	to	$9.422341	$12,126	1.45%	to	1.45%	3.15%	to	3.15%	(9.23)%	to	(9.23)%
2012	1,186	$10.381024	to	$10.381024	$12,313	1.45%	to	1.45%	3.07%	to	3.07%	7.21%	to	7.21%
Jennison 20/20 Focus Fund
2016	15,002	$2.008202	to	$21.619448	$54,270	1.40%	to	2.00%	—%	to	—%	(0.77)%	to	(0.18)%
2015	18,387	$2.023887	to	$21.657844	$85,344	1.40%	to	2.00%	—%	to	—%	3.77%	to	4.39%
2014	19,143	$1.950413	to	$20.746804	$84,887	1.40%	to	2.00%	—%	to	—%	4.59%	to	5.22%
2013	38,613	$1.864812	to	$19.717593	$144,028	1.40%	to	2.00%	—%	to	—%	26.79%	to	27.56%
2012	44,545	$1.470740	to	$15.458007	$131,830	1.40%	to	2.00%	—%	to	—%	8.43%	to	9.08%
Jennison Fund
2016	61,143	$1.492264	to	$12.087007	$133,406	1.40%	to	2.35%	—%	to	—%	(3.58)%	to	(2.66)%
2015	63,080	$1.547742	to	$12.417700	$155,175	1.40%	to	2.35%	—%	to	—%	8.45%	to	9.49%
2014	65,300	$1.427132	to	$11.341760	$151,007	1.40%	to	2.35%	—%	to	—%	7.04%	to	8.06%
2013	70,640	$1.333306	to	$10.495963	$171,440	1.40%	to	2.35%	—%	to	—%	33.93%	to	35.21%
2012	84,498	$0.995530	to	$7.762953	$179,421	1.40%	to	2.35%	—%	to	—%	13.04%	to	14.12%
Prudential Value Portfolio
2016	24,960	$1.642440	to	$1.824867	$44,591	1.40%	to	2.10%	—%	to	—%	8.65%	to	9.41%
2015	27,009	$1.511691	to	$1.667869	$44,106	1.40%	to	2.10%	—%	to	—%	(10.45)%	to	(9.82)%
2014	35,071	$1.688033	to	$1.849417	$63,429	1.40%	to	2.10%	—%	to	—%	7.38%	to	8.14%
2013	44,030	$1.571987	to	$1.710270	$73,096	1.40%	to	2.10%	—%	to	—%	29.78%	to	30.69%
2012	66,136	$1.211291	to	$1.308669	$84,945	1.40%	to	2.10%	0.54%	to	0.55%	11.76%	to	12.55%

Prudential SP International Growth Portfolio
2016	11,950	$0.964520	to	$1.082783	$12,396	1.40%	to	2.15%	—%	to	—%	(6.20)%	to	(5.49)%
2015	12,266	$1.028283	to	$1.145724	$13,515	1.40%	to	2.15%	—%	to	—%	0.89%	to	1.65%
2014	12,584	$1.019173	to	$1.127083	$13,687	1.40%	to	2.15%	—%	to	—%	(8.12)%	to	(7.42)%
2013	12,758	$1.142761	to	$1.217463	$15,201	1.40%	to	1.90%	—%	to	—%	16.28%	to	16.87%
2012	4,448	$0.982742	to	$0.982742	$4,371	1.90%	to	1.90%	—%	to	—%	19.57%	to	19.57%
ClearBridge Variable Dividend Strategy Portfolio
2016	1,385	$15.365722	to	$15.365722	$21,280	1.40%	to	1.40%	1.33%	to	1.33%	13.39%	to	13.39%
2015	1,814	$13.551233	to	$13.551233	$24,578	1.40%	to	1.40%	1.10%	to	1.10%	(5.63)%	to	(5.63)%
2014	5,561	$14.360146	to	$14.360146	$79,854	1.40%	to	1.40%	2.77%	to	2.77%	12.03%	to	12.03%
2013	3,413	$12.817744	to	$12.817744	$43,742	1.40%	to	1.40%	1.49%	to	1.49%	24.19%	to	24.19%
2012	5,511	$10.320951	to	$10.320951	$56,878	1.40%	to	1.40%	2.78%	to	2.78%	12.62%	to	12.62%
Western Asset Variable Global High Yield Bond Portfolio
2016	14,120	$2.409606	to	$2.409606	$34,023	1.40%	to	1.40%	4.76%	to	4.76%	14.00%	to	14.00%
2015	20,395	$2.113727	to	$2.113727	$43,110	1.40%	to	1.40%	6.10%	to	6.10%	(7.15)%	to	(7.15)%
2014	20,880	$2.276448	to	$2.276448	$47,531	1.40%	to	1.40%	7.17%	to	7.17%	(2.53)%	to	(2.53)%
2013	25,701	$2.228463	to	$2.335447	$59,494	1.40%	to	1.75%	6.01%	to	6.02%	4.43%	to	4.79%
2012	25,904	$2.134001	to	$2.228629	$57,261	1.40%	to	1.75%	6.42%	to	7.48%	16.28%	to	16.68%
ClearBridge Variable Large Cap Value Portfolio
2016	291,027	$2.222184	to	$2.279705	$662,586	1.40%	to	1.55%	1.43%	to	1.59%	11.26%	to	11.43%
2015	336,925	$1.997233	to	$2.045867	$688,569	1.40%	to	1.55%	1.41%	to	1.49%	(4.36)%	to	(4.22)%
2014	397,427	$2.077319	to	$2.135987	$847,877	1.40%	to	1.60%	1.71%	to	5.60%	9.94%	to	10.16%
2013	124,316	$1.898638	to	$1.939051	$240,740	1.40%	to	1.55%	1.52%	to	1.69%	30.34%	to	30.53%
2012	167,940	$1.456722	to	$1.485506	$249,253	1.40%	to	1.55%	2.04%	to	2.34%	14.71%	to	14.89%
Invesco V.I. Growth and Income Fund
2016	80,338	$18.083109	to	$21.961036	$1,494,723	0.85%	to	2.75%	0.90%	to	0.91%	16.19%	to	18.42%
2015	85,325	$15.270465	to	$18.900842	$1,353,083	0.85%	to	2.75%	2.55%	to	2.61%	(5.94)%	to	(4.13)%
2014	99,844	$15.928552	to	$20.093823	$1,644,004	0.85%	to	2.75%	1.24%	to	1.45%	6.98%	to	9.03%
2013	119,603	$14.608687	to	$18.782197	$1,807,129	0.85%	to	2.75%	1.23%	to	1.29%	30.14%	to	32.64%
2012	136,154	$11.014058	to	$15.339500	$1,553,672	0.85%	to	2.50%	1.31%	to	1.32%	11.53%	to	13.38%
Invesco V.I. Comstock Fund
2016	9,115	$23.667346	to	$26.135580	$218,390	1.35%	to	2.75%	1.33%	to	1.34%	13.81%	to	15.42%
2015	11,161	$20.794676	to	$22.644138	$234,196	1.35%	to	2.75%	1.02%	to	1.69%	(8.74)%	to	(7.45)%
2014	14,920	$22.786296	to	$24.467663	$344,156	1.35%	to	2.75%	0.46%	to	0.77%	6.14%	to	7.64%
2013	21,306	$21.467646	to	$22.731362	$461,999	1.35%	to	2.75%	1.43%	to	1.46%	31.98%	to	33.84%
2012	22,275	$15.421242	to	$16.984478	$359,435	1.35%	to	2.50%	1.49%	to	1.52%	15.99%	to	17.33%
Invesco V.I. American Franchise Fund
2016	991,273	$14.711905	to	$16.470522	$15,346,497	0.85%	to	2.80%	—%	to	—%	(0.56)%	to	1.40%
2015	1,171,229	$14.794375	to	$16.242854	$18,063,322	0.85%	to	2.80%	—%	to	—%	2.11%	to	4.12%
2014	1,365,951	$14.489106	to	$15.600423	$20,422,512	0.85%	to	2.80%	0.04%	to	0.04%	5.45%	to	7.52%
2013	1,684,210	$13.759971	to	$14.509057	$23,661,515	0.85%	to	2.75%	0.44%	to	0.47%	36.34%	to	38.95%
2012	2,308,545	$10.092241	to	$10.441741	$23,600,563	0.85%	to	2.75%	—%	to	—%	10.65%	to	12.77%
Invesco V.I. Mid Cap Growth Fund
2016	194,581	$13.208587	to	$14.065558	$2,687,446	1.25%	to	2.75%	—%	to	—%	(1.98)%	to	(0.68)%
2015	249,472	$13.475099	to	$14.161423	$3,480,279	1.25%	to	2.75%	—%	to	—%	(1.54)%	to	(0.21)%
2014	259,838	$13.685733	to	$14.191681	$3,645,741	1.25%	to	2.75%	—%	to	—%	5.11%	to	6.35%

2013	302,812	$13.020689	to	$13.482480	$4,006,422	0.85%	to	2.75%	0.40%	to	0.41%	33.30%	to	35.86%
2012	282,900	$9.767694	to	$9.924071	$2,783,539	0.85%	to	2.75%	—%	to	—%	(2.32)%	to	(0.76)%
Wells Fargo VT Index Asset Allocation Fund
2016	5,133	$2.132126	to	$21.370472	$25,604	1.35%	to	2.10%	0.88%	to	0.89%	5.43%	to	6.23%
2015	5,176	$2.007157	to	$20.269257	$25,491	1.35%	to	2.10%	1.03%	to	1.03%	(0.86)%	to	(0.11)%
2014	5,151	$2.009342	to	$20.444198	$25,594	1.35%	to	2.10%	1.53%	to	1.53%	15.61%	to	16.48%
2013	5,164	$1.725118	to	$17.684334	$22,832	1.35%	to	2.10%	1.64%	to	1.65%	17.15%	to	18.03%
2012	5,180	$1.461617	to	$15.095876	$20,222	1.35%	to	2.10%	0.75%	to	0.75%	10.69%	to	11.52%
Wells Fargo VT Total Return Bond Fund+
2016	—	$1.658007	to	$1.658007	$—	1.35%	to	1.35%	0.35%	to	0.35%	2.09%	to	2.09%
2015	3,955	$1.624126	to	$1.624126	$6,423	1.35%	to	1.35%	1.28%	to	1.28%	(1.21)%	to	(1.21)%
2014	10,810	$1.643962	to	$1.643962	$17,771	1.35%	to	1.35%	1.36%	to	1.36%	4.18%	to	4.18%
2013	10,766	$1.578072	to	$1.578072	$16,990	1.35%	to	1.35%	1.25%	to	1.25%	(3.74)%	to	(3.74)%
2012	10,722	$1.639407	to	$1.639407	$17,578	1.35%	to	1.35%	1.41%	to	1.41%	4.68%	to	4.68%
Wells Fargo VT Intrinsic Value Fund+
2016	—	$1.682086	to	$19.446654	$—	1.85%	to	2.10%	1.80%	to	1.86%	(0.36)%	to	(0.24)%
2015	4,847	$1.686079	to	$1.686079	$8,180	1.85%	to	1.85%	0.73%	to	0.73%	(2.35)%	to	(2.35)%
2014	13,953	$1.840450	to	$20.036182	$24,871	1.35%	to	2.10%	—%	to	0.76%	8.02%	to	8.83%
2013	22,335	$1.594447	to	$1.691084	$36,566	1.35%	to	1.85%	1.02%	to	1.04%	27.92%	to	28.56%
2012	22,196	$1.246468	to	$1.315436	$28,343	1.35%	to	1.85%	1.32%	to	1.35%	17.28%	to	17.87%
Wells Fargo VT International Equity Fund
2016	646,667	$8.305074		$9.234000	$884,469	1.25%		2.45%	—%		3.71%	0.75%		1.97%
2015	759,073	$8.242927		$9.055534	$1,052,786	1.25%		2.45%	3.98%		4.29%	(0.18)%		1.02%
2014	916,944	$8.257845		$8.963675	$1,251,584	1.25%		2.45%	2.98%		3.25%	(7.59)%		(6.48)%
2013	1,080,926	$1.074273		$9.584438	$1,533,961	1.25%		2.50%	2.31%		2.31%	16.98%		18.45%
2012	1,186,484	$0.918360		$1.668898	$1,378,829	1.35%		2.50%	1.64%		1.67%	10.88%		12.16%
Wells Fargo VT Small Cap Growth Fund
2016	47,614	$17.361509	to	$18.018017	$841,126	0.65%	to	2.75%	—%	to	—%	5.17%	to	7.05%
2015	61,879	$16.507795	to	$16.831607	$1,040,984	0.65%	to	2.75%	—%	to	—%	(5.28)%	to	(3.51)%
2014	73,196	$17.444155	to	$17.622403	$1,276,117	0.65%	to	2.50%	—%	to	—%	(4.10)%	to	(2.51)%
2013	100,196	$17.893814	to	$18.376160	$1,790,728	0.65%	to	2.50%	—%	to	—%	46.84%	to	49.26%
2012	131,157	$12.513990	to	$12.903704	$1,598,916	1.25%	to	2.50%	—%	to	—%	5.44%	to	6.77%
Wells Fargo VT Discovery Fund
2016	280	$26.058826	to	$26.058826	$7,307	1.35%	to	1.35%	—%	to	—%	6.20%	to	6.20%
2015	283	$24.537066	to	$24.537066	$6,936	1.35%	to	1.35%	—%	to	—%	(2.78)%	to	(2.78)%
2014	285	$25.239790	to	$25.239790	$7,188	1.35%	to	1.35%	—%	to	—%	(0.99)%	to	(0.99)%
2013	287	$25.492367	to	$25.492367	$7,313	1.35%	to	1.35%	0.01%	to	0.01%	41.88%	to	41.88%
2012	290	$17.968169	to	$17.968169	$5,194	1.35%	to	1.35%	—%	to	—%	16.16%	to	16.16%
Wells Fargo VT Small Cap Value Fund+
2016	—	$12.857104	to	$14.696206	$—	0.50%	to	2.75%	0.38%	to	0.63%	6.06%	to	7.23%
2015	611,166	$12.122406	to	$13.704915	$7,818,292	0.50%	to	2.75%	0.57%	to	0.57%	(12.78)%	to	(10.79)%
2014	694,277	$13.898230	to	$15.362791	$10,082,060	0.50%	to	2.75%	0.59%	to	0.60%	1.79%	to	4.11%
2013	803,962	$13.676754	to	$14.756163	$11,361,676	0.50%	to	2.70%	0.97%	to	0.98%	11.97%	to	14.46%
2012	977,638	$12.214883	to	$12.892309	$12,220,444	0.50%	to	2.70%	1.15%	to	1.16%	11.29%	to	13.76%
Wells Fargo VT Opportunity Fund
2016	390,053	$16.737469	to	$18.824251	$6,934,766	0.50%	to	2.70%	2.31%	to	2.32%	9.52%	to	11.96%

2015	485,829	$15.282108	to	$16.813490	$7,798,176	0.50%	to	2.70%	0.40%	to	0.40%	(5.44)%	to	(3.33)%
2014	570,752	$16.160679	to	$17.392982	$9,578,830	0.50%	to	2.70%	0.27%	to	0.30%	7.75%	to	10.15%
2013	651,119	$14.997820	to	$15.790336	$10,026,795	0.50%	to	2.70%	0.43%	to	0.43%	27.51%	to	30.34%
2012	780,248	$11.762364	to	$12.114819	$9,315,735	0.50%	to	2.70%	0.60%	to	0.60%	12.72%	to	15.23%
HIMCO VIT Index Fund
2016	199,812	$8.258880	to	$26.757917	$4,462,379	0.30%	to	1.55%	2.14%	to	2.18%	9.63%	to	11.00%
2015	380,715	$7.533751	to	$24.105494	$7,346,949	0.30%	to	1.55%	0.36%	to	0.36%	(0.73)%	to	0.52%
2014	445,505	$7.588987	to	$23.980581	$8,233,419	0.30%	to	1.55%	—%	to	—%	4.53%	to	5.04%
HIMCO VIT Portfolio Diversifier Fund
2016	4,883,341	$6.949282	to	$7.430450	$35,259,019	0.30%	to	1.50%	—%	to	—%	(5.97)%	to	(4.84)%
2015	5,383,368	$7.390702	to	$7.808156	$40,909,430	0.30%	to	1.50%	0.88%	to	0.90%	(3.35)%	to	(2.18)%
2014	5,887,625	$7.646781	to	$7.982319	$45,971,154	0.30%	to	1.50%	0.16%	to	0.16%	(1.71)%	to	(1.21)%
HIMCO VIT American Funds Asset Allocation Fund
2016	703,450	$19.202463	to	$21.174688	$10,994,667	0.50%	to	2.70%	2.57%	to	2.58%	6.20%	to	8.57%
2015	809,331	$18.080606	to	$19.503864	$11,936,057	0.50%	to	2.70%	1.19%	to	1.48%	(1.58)%	to	0.61%
2014	968,395	$18.370397	to	$19.385213	$14,244,987	0.50%	to	2.70%	—%	to	—%	0.71%	to	1.71%
HIMCO VIT American Funds Blue Chip Income and Growth Fund
2016	339,197	$23.339640	to	$26.627915	$5,834,754	0.30%	to	2.70%	—%	to	2.42%	15.31%	to	18.11%
2015	373,850	$20.241470	to	$22.545865	$5,481,238	0.30%	to	2.70%	—%	to	2.67%	(5.88)%	to	(3.59)%
2014	541,025	$21.505458	to	$23.129642	$8,277,687	0.50%	to	2.70%	—%	to	—%	4.60%	to	5.61%
HIMCO VIT American Funds Bond Fund
2016	2,009,419	$11.606782	to	$12.679373	$22,126,930	0.50%	to	2.70%	3.31%	to	3.45%	(0.08)%	to	2.14%
2015	2,302,388	$11.615955	to	$12.413281	$25,074,597	0.50%	to	2.70%	1.77%	to	1.79%	(2.72)%	to	(0.56)%
2014	2,607,898	$11.940819	to	$12.482760	$28,842,823	0.50%	to	2.70%	—%	to	—%	(0.24)%	to	0.75%
HIMCO VIT American Funds Global Bond Fund
2016	195,130	$10.457762	to	$11.429702	$2,047,315	0.50%	to	2.70%	1.25%	to	1.48%	(0.33)%	to	1.89%
2015	211,199	$10.491931	to	$11.217539	$2,195,411	0.50%	to	2.70%	0.18%	to	1.30%	(6.94)%	to	(4.87)%
2014	282,563	$11.274306	to	$11.791607	$3,124,726	0.50%	to	2.70%	—%	to	—%	(4.94)%	to	(3.98)%
HIMCO VIT American Funds Global Growth and Income Fund
2016	610,788	$19.872892	to	$20.400844	$7,883,384	0.50%	to	2.70%	1.91%	to	1.96%	4.17%	to	6.48%
2015	729,340	$19.078079	to	$19.158852	$8,902,134	0.50%	to	2.70%	3.40%	to	3.41%	(4.26)%	to	(2.13)%
2014	870,819	$19.576024	to	$19.927300	$10,977,894	0.50%	to	2.70%	—%	to	—%	(1.64)%	to	(0.68)%
HIMCO VIT American Funds Global Growth Fund
2016	173,681	$20.795815	to	$21.021891	$2,472,320	0.50%	to	2.70%	1.91%	to	1.97%	(2.52)%	to	(0.35)%
2015	180,099	$20.869025	to	$21.565093	$2,564,372	0.50%	to	2.70%	0.73%	to	0.81%	3.76%	to	6.06%
2014	207,773	$19.675954	to	$20.784553	$2,818,287	0.50%	to	2.70%	—%	to	—%	(0.84)%	to	0.08%
HIMCO VIT American Funds Global Small Capitalization Fund
2016	584,693	$19.001544	to	$21.038167	$6,726,620	0.30%	to	2.70%	—%	to	0.42%	(1.04)%	to	1.36%
2015	678,686	$18.503779	to	$21.259400	$7,747,579	0.50%	to	2.70%	—%	to	—%	(2.69)%	to	(0.53)%
2014	767,195	$18.601443	to	$21.847319	$8,846,403	0.50%	to	2.70%	—%	to	—%	(3.20)%	to	(2.30)%
HIMCO VIT American Funds Growth Fund
2016	2,798,615	$24.960991	to	$26.115777	$45,226,399	0.30%	to	2.75%	—%	to	0.32%	6.14%	to	8.78%
2015	3,486,242	$23.516099	to	$24.008732	$52,215,077	0.30%	to	2.75%	—%	to	0.91%	3.61%	to	6.18%
2014	4,105,677	$22.363732	to	$22.696589	$58,431,416	0.50%	to	2.75%	—%	to	—%	2.65%	to	3.63%
HIMCO VIT American Funds Growth-Income Fund
2016	1,506,213	$22.805660	to	$24.647958	$24,549,345	0.50%	to	2.70%	1.59%	to	1.66%	8.25%	to	10.65%

2015	1,813,589	$21.068239	to	$22.274851	$27,011,054	0.50%	to	2.70%	0.93%	to	1.04%	(1.50)%	to	0.69%
2014	2,083,358	$21.389833	to	$22.122666	$30,983,947	0.50%	to	2.70%	—%	to	—%	1.66%	to	2.66%
HIMCO VIT American Funds International Fund
2016	2,649,235	$15.136960	to	$15.428869	$25,959,834	0.30%	to	2.70%	—%	to	1.38%	0.52%	to	2.96%
2015	3,132,226	$14.511118	to	$15.348523	$30,118,413	0.50%	to	2.70%	1.19%	to	1.21%	(7.37)%	to	(5.31)%
2014	3,511,918	$15.494184	to	$16.569762	$35,929,589	0.30%	to	2.70%	—%	to	—%	(6.81)%	to	(5.87)%
HIMCO VIT American Funds New World Fund
2016	386,224	$14.883842	to	$15.397371	$3,954,961	0.30%	to	2.70%	—%	to	2.12%	2.09%	to	4.57%
2015	464,236	$14.049114	to	$15.081704	$4,589,521	0.50%	to	2.70%	0.88%	to	1.07%	(6.09)%	to	(4.00)%
2014	534,411	$14.796659	to	$16.060062	$5,553,590	0.30%	to	2.70%	—%	to	—%	(13.28)%	to	(12.39)%
MFS® Core Equity Portfolio
2016	419,240	$10.917513	to	$11.257684	$4,652,446	1.10%	to	2.70%	0.78%	to	0.86%	8.41%	to	10.16%
2015	477,344	$10.070613	to	$10.219591	$4,844,572	1.10%	to	2.70%	0.53%	to	0.55%	0.71%	to	2.20%
MFS® Massachusetts Investors Growth Stock Portfolio
2016	613,346	$10.350730	to	$10.683492	$6,458,277	1.10%	to	2.75%	0.59%	to	0.60%	3.20%	to	4.91%
2015	672,245	$10.029965	to	$10.183003	$6,798,502	1.10%	to	2.75%	0.49%	to	0.50%	0.30%	to	1.83%
MFS® Research International Portfolio
2016	1,020,912	$9.113093	to	$9.460449	$9,488,547	0.85%	to	2.80%	1.63%	to	1.64%	(3.44)%	to	(1.54)%
2015	1,194,012	$9.438105	to	$9.608632	$11,376,017	0.85%	to	2.80%	1.97%	to	1.98%	(5.62)%	to	(3.91)%
Columbia Variable Portfolio - Large Cap Growth Fund+
2016	640,820	$10.480645	to	$10.571146	$6,752,146	1.70%	to	2.80%	—%	to	—%	4.81%	to	5.71%
Columbia Variable Portfolio - Select International Equity Fund+
2016	510,759	$9.744961	to	$9.829212	$5,001,617	1.70%	to	2.80%	1.08%	to	1.10%	(2.55)%	to	(1.71)%
Variable Portfolio - Loomis Sayles Growth Fund+
2016	452,246	$10.551696	to	$10.638654	$4,794,952	1.70%	to	2.75%	—%	to	—%	5.52%	to	6.39%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2016 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the "Company") as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2016. These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the consolidated financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Hartford, Connecticut
February 24, 2017

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	For the years ended December 31,
(In millions)	2016	2015	2014
Revenues
Fee income and other	$969	$1,097	$1,210
Earned premiums	203	92	32
Net investment income	1,373	1,456	1,543
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(29)	(63)	(31)
OTTI losses recognized in other comprehensive income (losses) ("OCI")	1	2	2
Net OTTI losses recognized in earnings	(28)	(61)	(29)
Other net realized capital gains (losses)	(135)	(85)	606
Total net realized capital gains (losses)	(163)	(146)	577
Total revenues	2,382	2,499	3,362
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	1,437	1,402	1,460
Amortization of deferred policy acquisition costs ("DAC")	114	69	206
Insurance operating costs and other expenses	472	524	851
Reinsurance gain on disposition	—	(28)	(23)
Dividends to policyholders	3	2	7
Total benefits, losses and expenses	2,026	1,969	2,501
Income before income taxes	356	530	861
Income tax expense	74	30	184
Net income	282	500	677
Net income attributable to noncontrolling interest	—	—	1
Net income attributable to Hartford Life Insurance Company	$282	$500	$676
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31,
(In millions)	2016	2015	2014
Net income	$282	$500	$677
Other comprehensive income (loss):
Change in net unrealized gain on securities	154	(615)	659
Change in net gain on cash-flow hedging instruments	(25)	(13)	(9)
Change in foreign currency translation adjustments	—	—	(3)
OCI, net of tax	129	(628)	647
Comprehensive income (loss)	411	(128)	1,324
Less: Comprehensive income attributable to noncontrolling interest	—	—	1
Comprehensive income (loss) attributable to Hartford Life Insurance Company	$411	$(128)	$1,323
 See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	As of December 31,
(In millions, except for share data)	2016	2015
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $22,507 and $23,559)	$23,819	$24,657
Fixed maturities, at fair value using the fair value option (includes variable interest entity assets, at fair value, of $0 and $49)	82	165
Equity securities, available-for-sale, at fair value (cost of $142 and $471) (includes equity securities, at fair value using the fair value option, of $0 and $281, and variable interest entity assets of $0 and $1)	152	459
Mortgage loans (net of allowance for loan losses of $19 and $19)	2,811	2,918
Policy loans, at outstanding balance	1,442	1,446
Limited partnerships and other alternative investments (includes variable interest entity assets of $0 and $2)	930	1,216
Other investments	293	212
Short-term investments (includes variable interest entity assets of $0 and $2)	1,349	572
Total investments	30,878	31,645
Cash	554	305
Premiums receivable and agents’ balances, net	18	19
Reinsurance recoverables	20,725	20,499
Deferred policy acquisition costs	463	542
Deferred income taxes, net	1,437	1,581
Other assets	606	648
Separate account assets	115,665	120,111
Total assets	$170,346	$175,350
Liabilities
Reserve for future policy benefits	$14,000	$13,850
Other policyholder funds and benefits payable	30,588	31,157
Other liabilities (includes variable interest entity liabilities of $0 and $12)	2,272	2,070
Separate account liabilities	115,665	120,111
Total liabilities	162,525	167,188
Commitments and Contingencies (Note 10)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	4,935	5,687
Accumulated other comprehensive income, net of tax	722	593
Retained earnings	2,158	1,876
Total stockholder’s equity	7,821	8,162
Total liabilities and stockholder’s equity	$170,346	$175,350
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Non-Controlling Interest	Total Stockholder's Equity
Balance, December 31, 2015	$6	$5,687	$593	$1,876	$—	$8,162
Return of capital to parent	—	(752)	—	—	—	(752)
Net income	—	—	—	282	—	282
Total other comprehensive income	—	—	129	—	—	129
Balance, December 31, 2016	$6	$4,935	$722	$2,158	$—	$7,821
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
Return of capital to parent	—	(1,001)	—	—	—	(1,001)
Net income	—	—	—	500	—	500
Total other comprehensive loss	—	—	(628)	—	—	(628)
Balance, December 31, 2015	$6	$5,687	$593	$1,876	$—	$8,162
Balance, December 31, 2013	$6	$6,959	$574	$700	$—	$8,239
Return of capital to parent	—	(271)	—	—	—	(271)
Net income	—	—	—	676	1	677
Change in non-controlling interest ownership					(1)	(1)
Total other comprehensive income	—	—	647	—	—	647
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	For the years ended December 31,
(In millions)	2016	2015	2014
Operating Activities
Net income	$282	$500	$677
Adjustments to reconcile net income to net cash provided by operating activities
Net realized capital (gains) losses	163	146	(577)
Amortization of deferred policy acquisition costs	114	69	206
Additions to deferred policy acquisition costs	(7)	(7)	(14)
Reinsurance gain on disposition	—	(28)	(23)
Depreciation and amortization (accretion), net	9	(14)	6
Other operating activities, net	33	38	248
Change in assets and liabilities:
Decrease (increase) in reinsurance recoverables	117	(14)	170
Increase (decrease) in accrued and deferred income taxes	278	(62)	302
Increase in reserve for future policy benefits and unearned premiums	111	276	586
Net changes in other assets and other liabilities	(316)	(222)	(912)
Net cash provided by operating activities	784	682	669
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	10,152	11,465	10,333
Fixed maturities, fair value option	68	107	358
Equity securities, available-for-sale	321	586	107
Mortgage loans	371	467	377
Partnerships	395	252	152
Payments for the purchase of:
Fixed maturities and short-term investments, available-for-sale	(8,889)	(11,755)	(7,385)
Fixed maturities, fair value option	(29)	(67)	(217)
Equity securities, available-for-sale	(58)	(535)	(363)
Mortgage loans	(263)	(282)	(146)
Partnerships	(151)	(199)	(104)
Net payments for derivatives	(261)	(167)	(66)
Net increase (decrease) in policy loans	2	(31)	(14)
Net (payments for) proceeds from short-term investments	(769)	1,604	(556)
Other investing activities, net	(25)	1	34
Net cash provided by investing activities	864	1,446	2,510
Financing Activities
Deposits and other additions to investment and universal life-type contracts	4,162	4,674	4,567
Withdrawals and other deductions from investment and universal life-type contracts	(14,871)	(16,972)	(21,810)
Net transfers from separate accounts related to investment and universal life-type contracts	9,811	10,987	14,167
Net increase in securities loaned or sold under agreements to repurchase	268	264	—
Return of capital to parent	(752)	(1,001)	(275)
Net repayments at maturity or settlement of consumer notes	(17)	(33)	(13)
Net cash used for financing activities	(1,399)	(2,081)	(3,364)
Foreign exchange rate effect on cash	—	—	(3)
Net increase (decrease) in cash	249	47	(188)
Cash — beginning of year	305	258	446
Cash — end of year	$554	$305	$258
Supplemental Disclosure of Cash Flow Information
Income tax refunds received/(payments)	210	(80)	187
Noncash return of capital	—	—	(4)
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “Company”, “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Hartford Life, Inc., a Delaware corporation ("HLI"). The Hartford Financial Services Group, Inc. (“The Hartford”) is the ultimate parent of the Company.
On June 30, 2014, HLI completed the sale of the issued and outstanding equity of Hartford Life Insurance KK, a Japanese company ("HLIKK"), to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Upon closing HLIKK recaptured certain risks reinsured to the Company and Hartford Life and Annuity Insurance Company ("HLAI"), a wholly owned subsidiary of the Company, by terminating intercompany agreements. The Buyer is responsible for all liabilities related to the recaptured business. However, HLAI has continued to provide reinsurance for yen denominated fixed payout annuities. For further discussion of this transaction, see Note 11 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective April 1, 2014, the Company terminated its modified coinsurance ("modco") and coinsurance with funds withheld reinsurance agreement with White River Life Reinsurance ("WRR"), following receipt of approval from the State of Connecticut Insurance Department ("CTDOI") and Vermont Department of Financial Regulation. On April 30, 2014 The Hartford dissolved WRR. For further discussion of this transaction, see Note 11 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective March 3, 2014, The Hartford made Hartford Life and Accident Insurance Company ("HLA") the single nationwide underwriting company for its Group Benefits business by capitalizing HLA to support the Group Benefits business and separating it from the legal entities that support The Hartford's Talcott Resolution operating segment. On January 30, 2014, The Hartford received approval from the CTDOI for HLAI and the Company to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014. All of the issued and outstanding equity of the Company was then distributed from HLA to HLI and the Company became a direct subsidiary of HLI.
The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
Consolidation
The Consolidated Financial Statements include the accounts of HLIC and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between HLIC and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Adoption of New Accounting Standards
On January 1, 2016 the Company adopted new consolidation guidance issued by the Financial Accounting Standards Board ("FASB"). The updates revise when to consolidate variable interest entities ("VIEs") and general partners’ investments in limited partnerships, end the deferral granted for applying the VIE guidance to certain investment companies, and reduce the number of circumstances where a decision maker’s or service provider’s fee arrangement is deemed to be a variable interest in an entity. The updates also modify guidance for determining whether limited partnerships are VIEs or voting interest entities. The new guidance did not have a material effect on the Company’s Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Future Adoption of New Accounting Standards
Financial Instruments - Credit Losses
The FASB issued updated guidance for recognition and measurement of credit losses on financial instruments. The new guidance will replace the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at other than fair value, which will initially result in the recognition of greater allowances for losses. The allowance will be an estimate of credit losses expected over the life of debt instruments, such as mortgage loans, reinsurance recoverables and receivables. Credit losses on available-for-sale (“AFS”) debt securities carried at fair value will continue to be measured as other-than-temporary impairments (“OTTI”) when incurred; however, the losses will be recognized through an allowance and no longer as an adjustment to the cost basis. Recoveries of OTTI will be recognized as reversals of valuation allowances and no longer accreted as investment income through an adjustment to the investment yield. The allowance on AFS securities cannot cause the net carrying value to be below fair value and, therefore, it is possible that increases in fair value due to decreases in market interest rates could cause the reversal of a valuation allowance and increase net income. The new guidance will also require purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to be recorded based on contractual amounts due and an initial allowance recorded at the date of purchase. The guidance is effective January 1, 2020 through a cumulative-effect adjustment to retained earnings for the change in the allowance for credit losses for debt instruments carried at other than fair value. No allowance will be recognized at adoption for AFS debt securities; rather, their cost basis will be evaluated for an allowance for OTTI prospectively. Early adoption is permitted as of January 1, 2019. The Company has not yet determined the timing for adoption or estimated the effect on the Company’s consolidated financial statements. Significant implementation matters yet to be addressed include estimating lifetime expected losses on debt instruments carried at other than fair value, determining the impact of valuation allowances on the effective interest method for recognizing interest income from AFS securities, updating our investment accounting system functionality to adjust valuation allowances based on changes in fair value and developing an implementation plan.

Financial Instruments - Recognition and Measurement
The FASB issued updated guidance for the recognition and measurement of financial instruments. The new guidance will require investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for those equity securities that result in consolidation or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in accumulated other comprehensive income (loss) ("AOCI") to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under existing guidance, the Company measures investments in equity securities, available-for-sale, at fair value with changes in fair value reported in other comprehensive income. As required, the Company will adopt the guidance effective January 1, 2018 through a cumulative effect adjustment to retained earnings. Early adoption is not allowed. The impact to the Company will be increased volatility in net income beginning in 2018. Any difference in the evaluation of deferred tax assets may also affect stockholder's equity. Cash flows will not be affected. The impact will depend on the composition of the Company’s investment portfolio in the future and changes in fair value of the Company’s investments. As of December 31, 2016, equity securities available-for-sale totaled $152, with unrealized gains of $7 in AOCI, that would have been classified in retained earnings. Had the new accounting guidance been in place since the beginning of 2016, the Company would have recognized mark-to-market gains of $7 after-tax in net income for the year ended December 31, 2016.
Revenue Recognition
The FASB issued updated guidance for recognizing revenue. The guidance excludes insurance contracts and financial instruments. Revenue is to be recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to be entitled in exchange for those goods or services, and this accounting guidance is similar to current accounting for many transactions. This guidance is effective retrospectively on January 1, 2018, with a choice of restating prior periods or recognizing a cumulative effect for contracts in place as of the adoption. Early adoption is permitted as of January 1, 2017. The Company will adopt on January 1, 2018 and has not determined its method for adoption. The adoption is not expected to have a material effect on the Company’s Consolidated Financial Statements.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and is comprised of the run-off operations of annuity, institutional and private-placement life insurance businesses. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
The Company is included in The Hartford’s consolidated U.S. Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the “parent down” approach. Under this approach, the Company’s deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.
Dividends to Policyholders
Policyholder dividends are paid to certain life insurance policyholders. Policies that receive dividends are referred to as participating policies. Participating dividends to policyholders are accrued and reported in other liabilities using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.
There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder’s share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and an increase to a liability.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale ("AFS") and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of AOCI, after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs and reserve adjustments. Also included in equity securities, AFS are certain equity securities for which the Company elected the fair value option. These equity securities are carried at fair value with changes in value recorded in realized capital gains and losses on the Company's Consolidated Statements of Operations. Fixed maturities for which the Company elected the fair value option are classified as FVO and are carried at fair value with changes in value recorded in realized capital gains and losses. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the years ended December 31, 2016, 2015, and 2014 may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. In addition, for investments in a hedge fund of funds which was liquidated during 2016, the Company recognizes changes in the fair value of the underlying funds in net investment income, which is consistent with accounting requirements for investment companies. Other investments primarily consist of derivative instruments which are carried at fair value.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities and equity securities FVO, and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of certain fair-value hedging instruments and their associated hedged item. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings; however, for a portion of those investments, the Company uses investment fund accounting applied to a fund of funds which was liquidated during 2016. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the years ended December 31, 2016, 2015 and 2014.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:

•	to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;

•	to manage liquidity;

•	to control transaction costs;

•	to enter into synthetic replication transactions.
Interest rate, volatility, dividend, credit default and index swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company also clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income. The Company has also elected to offset the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (“fair value” hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a hedge of a net investment in a foreign operation (“net investment” hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Fair Value Hedges - Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, including foreign-currency fair value hedges, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense (“periodic derivative net coupon settlements”) are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Net Investment in a Foreign Operation Hedges - Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the “Change in Variable Cash Flows Method”, the “Change in Fair Value Method”, the “Hypothetical Derivative Method”, or the “Dollar Offset Method”.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2)the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.
When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Embedded Derivatives
The Company purchases and has previously issued financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. These agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e. risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Deferred Policy Acquisition Costs
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

For life insurance products, the DAC asset related to most universal life-type contracts (including variable annuities) is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities in the Company’s Consolidated Balance Sheets, such as sales inducement assets (“SIA”). Components of EGPs are also used to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity and variable universal life products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full surrender and partial withdrawal rates; interest margin; mortality; and the extent and duration of hedging activities and hedging costs.
The Company determines EGPs from a single deterministic reversion to mean ("RTM") separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s DAC model is adjusted to reflect actual account values at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2016, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. The Company will continue to evaluate its assumptions related to policyholder behavior as initiatives to reduce the size of the variable annuity business are implemented by management. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC models, as well as, EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of DAC by comparing the existing DAC balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders may exchange contracts or make modifications to existing contracts.  If the new contract or the modification results in a substantially changed replacement contract, DAC is established for the new contract and the existing DAC is written off through income.  If the new or modified contract is not substantially changed, the existing DAC continues to be amortized and incremental costs are expensed in the period incurred.  Additions to coverage or benefits that are underwritten separately are considered non-integrated features for which DAC is established if additional acquisition costs are incurred.  Reductions to coverage or benefits that have a commensurate reduction in price are treated as partial terminations and DAC is reduced through a charge to income.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB"), and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value (MAV). For the Company's products with GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, GMIBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs accounting policy section within this footnote.
The Company reinsures a portion of its in-force GMDB and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods as the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item in the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.
Foreign Currency
Foreign currency translation gains and losses are reflected in stockholder's equity as a component of AOCI. The Company’s foreign subsidiaries’ balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies. Gains and losses resulting from the remeasurement of foreign currency transactions are reflected in earnings in realized capital gains (losses) in the period in which they occur.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements

The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:

Level 1	Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2	Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.

Level 3
Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.

The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2016
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$993	$—	$956	$37
Collateralized debt obligations ("CDOs")	940	—	680	260
Commercial mortgage-backed securities ("CMBS")	2,146	—	2,125	21
Corporate	14,693	—	14,127	566
Foreign government/government agencies	345	—	328	17
Municipal	1,189	—	1,117	72
Residential mortgage-backed securities ("RMBS")	1,760	—	1,049	711
U.S. Treasuries	1,753	230	1,523	—
Total fixed maturities	23,819	230	21,905	1,684
Fixed maturities, FVO	82	—	82	—
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	152	20	88	44
Derivative assets
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	30	—	30	—
GMWB hedging instruments	74	—	14	60
Macro hedge program	128	—	8	120
Total derivative assets [2]	235	—	55	180
Short-term investments	1,349	637	712	—
Reinsurance recoverable for GMWB	73	—	—	73
Modified coinsurance reinsurance contracts	68	—	68	—
Separate account assets [3]	111,634	71,606	38,856	201
Total assets accounted for at fair value on a recurring basis	$137,423	$72,504	$61,766	$2,182
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(241)	$—	$—	$(241)
Equity linked notes	(33)	—	—	(33)
Total other policyholder funds and benefits payable	(274)	—	—	(274)
Derivative liabilities
Credit derivatives	1	—	1	—
Equity derivatives	33	—	33	—
Foreign exchange derivatives	(247)	—	(247)	—
Interest rate derivatives	(434)	—	(404)	(30)
GMWB hedging instruments	20	—	(1)	21
Macro hedge program	50	—	3	47
Total derivative liabilities [4]	(577)	—	(615)	38
Total liabilities accounted for at fair value on a recurring basis	$(851)	$—	$(615)	$(236)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2015
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
ABS	$846	$—	$841	$5
CDOs	1,408	—	1,078	330
CMBS	1,964	—	1,902	62
Corporate	15,175	—	14,641	534
Foreign government/government agencies	331	—	314	17
Municipal	1,132	—	1,083	49
RMBS	1,503	—	875	628
U.S. Treasuries	2,298	123	2,175	—
Total fixed maturities	24,657	123	22,909	1,625
Fixed maturities, FVO	165	1	162	2
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	459	396	25	38
Derivative assets
Credit derivatives	7	—	7	—
Equity derivatives	—	—	—	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	54	—	54	—
GMWB hedging instruments	111	—	27	84
Macro hedge program	74	—	—	74
Total derivative assets [2]	250	—	92	158
Short-term investments	572	131	441	—
Reinsurance recoverable for GMWB	83	—	—	83
Modified coinsurance reinsurance contracts	79	—	79	—
Separate account assets [3]	118,163	78,099	38,700	140
Total assets accounted for at fair value on a recurring basis	$144,439	$78,761	$62,408	$2,046
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(262)	$—	$—	$(262)
Equity linked notes	(26)	—	—	(26)
Total other policyholder funds and benefits payable	(288)	—	—	(288)
Derivative liabilities
Credit derivatives	(7)	—	(7)	—
Equity derivatives	41	—	41	—
Foreign exchange derivatives	(376)	—	(376)	—
Interest rate derivatives	(431)	—	(402)	(29)
GMWB hedging instruments	47	—	(4)	51
Macro hedge program	73	—	—	73
Total derivative liabilities [4]	(653)	—	(748)	95
Total liabilities accounted for at fair value on a recurring basis	$(941)	$—	$(748)	$(193)

[1]	Included in other investments on the Consolidated Balance Sheets.

[2]
Includes OTC and OTC-cleared derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules, and applicable law. See footnote 4 to this table for derivative liabilities.

[3]
Approximately $4.0 billion and $1.8 billion of investment sales receivable, as of December 31, 2016 and December 31, 2015, respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $1.0 billion and $1.2 billion of investments, as of December 31, 2016 and December 31, 2015 for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.

[4]
Includes OTC and OTC-cleared derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules and applicable law.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:

•	Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.

•
Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, including certain municipal securities, foreign government/government agency securities, and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.

•
Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index and trade information, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.

•
Independent broker quotes, which are typically non-binding and use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.

The fair value of free-standing derivative instruments are determined primarily using a discounted cash flow model or option model technique and incorporate counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Controls
The fair value process for investments is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures, as well as approving changes to valuation methodologies and pricing sources. Controls and procedures used to assess third-party pricing services are reviewed by the Valuation Committee, including the results of annual due-diligence reviews.
There are also two working groups under the Valuation Committee: a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group ("Derivatives Working Group"). The working groups, which include various investment, operations, accounting and risk management professionals, meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

The Securities Working Group reviews prices received from third parties to ensure that the prices represent a reasonable estimate of the fair value. The group considers trading volume, new issuance activity, market trends, new regulatory rulings and other factors to determine whether the market activity is significantly different than normal activity in an active market. A dedicated pricing unit follows up with trading and investment sector professionals and challenges prices of third-party pricing services when the estimated assumptions used differ from what the unit believes a market participant would use. If the available evidence indicates that pricing from third-party pricing services or broker quotes is based upon transactions that are stale or not from trades made in an orderly market, the Company places little, if any, weight on the third party service’s transaction price and will estimate fair value using an internal process, such as a pricing matrix.
The Derivatives Working Group reviews the inputs, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. A dedicated pricing team works directly with investment sector professionals to investigate the impacts of changes in the market environment on prices or valuations of derivatives. New models and any changes to current models are required to have detailed documentation and are validated to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval.
The Company conducts other monitoring controls around securities and derivatives pricing including, but not limited to, the following:

•	Review of daily price changes over specific thresholds and new trade comparison to third-party pricing services.

•	Daily comparison of OTC derivative market valuations to counterparty valuations.

•	Review of weekly price changes compared to published bond prices of a corporate bond index.

•	Monthly reviews of price changes over thresholds, stale prices, missing prices, and zero prices.

•	Monthly validation of prices to a second source for securities in most sectors and for certain derivatives.
In addition, the Company’s enterprise-wide Operational Risk Management function, led by the Chief Risk Officer, is responsible for model risk management and provides an independent review of the suitability and reliability of model inputs, as well as an analysis of significant changes to current models.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CDOs CMBS and RMBS)

• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS and RMBS:
• Estimate of future principal prepayments, derived based on the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity

Corporates

• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing :
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Independent broker quotes
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

U.S Treasuries, Municipals, and Foreign government/government agencies

• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements
• Independent broker quotes • Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable; or they may be held at cost
Short Term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	Not applicable
Derivatives
Credit derivatives
• The swap yield curve • Credit default swap curves	• Independent broker quotes • Yield curves beyond observable limits
Equity derivatives
• Equity index levels • The swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	• Independent broker quotes
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities

Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
As of December 31, 2016
CMBS [3]	$9	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	10bps	1,273bps	249bps	Decrease
Corporate [4]	265	Discounted cash flows	Spread	122bps	1,021bps	373bps	Decrease
Municipal [3]	56	Discounted cash flows	Spread	135bps	286bps	195bps	Decrease
RMBS [3]	704	Discounted cash flows	Spread	16bps	1,830bps	189bps	Decrease
			Constant prepayment rate	—%	20%	4%	Decrease [5]
			Constant default rate	1%	10%	5%	Decrease
			Loss severity	—%	100%	75%	Decrease

As of December 31, 2015
CMBS [3]	$61	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	31bps	1,505bps	230bps	Decrease
Corporate [4]	213	Discounted cash flows	Spread	63bps	800bps	290bps	Decrease
Municipal [3]	31	Discounted cash flows	Spread	193bps	193bps	193bps	Decrease
RMBS	628	Discounted cash flows	Spread	30bps	1,696bps	172bps	Decrease
			Constant prepayment rate	—%	20%	3%	Decrease [5]
			Constant default rate	1%	10%	6%	Decrease
			Loss severity	—%	100%	79%	Decrease

[1]	The weighted average is determined based on the fair value of the securities.

[2]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[3]	Excludes securities for which the Company based fair value on broker quotations.

[4]
Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.

[5]	Decrease for above market rate coupons and increase for below market rate coupons.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives

	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
As of December 31, 2016
Interest rate derivatives
Interest rate swaps	$(29)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(36)	Option model	Equity volatility	20%	23%	Increase
Equity options	17	Option model	Equity volatility	27%	30%	Increase
Customized swaps	100	Discounted cash flows	Equity volatility	12%	30%	Increase
Macro hedge program
Equity options [2]	188	Option model	Equity volatility	17%	28%	Increase

As of December 31, 2015
Interest rate derivatives
Interest rate swaps	(30)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(31)	Option model	Equity volatility	19%	21%	Increase
Equity options	35	Option model	Equity volatility	27%	29%	Increase
Customized swaps	131	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options	179	Option model	Equity volatility	14%	28%	Increase

[1]
Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]	Excludes derivatives for which the Company bases fair value on broker quotations.
The tables above exclude the portion of ABS, CRE CDOs, index options and certain corporate securities for which fair values are predominately based on independent broker quotes. While the Company does not have access to the significant unobservable inputs that independent brokers may use in their pricing process, the Company believes brokers likely use inputs similar to those used by the Company and third-party pricing services to price similar instruments. As such, in their pricing models, brokers likely use estimated loss severity rates, prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities, increases in these inputs would generally cause fair values to decrease. For the year ended December 31, 2016, no significant adjustments were made by the Company to broker prices received.
Transfers between Levels
Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $563 and $711, for the years ended December 31, 2016 and 2015, respectively, which represented previously on-the-run U.S. Treasury securities that are now off-the-run. For the years ended December 31, 2016 and 2015, there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the years ended December 31, 2016 and 2015, for the transfers into and out of Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives
The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable in the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.

Free-standing Customized Derivatives
The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported in the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.

GMWB Reinsurance Derivative
The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables in the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.

Valuation Techniques
Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Controls
Oversight of the Company's valuation policies and processes for GMWB embedded, reinsurance, and customized derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company's valuation model as well as associated controls.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Claim Payments
The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior. These assumptions are input into a stochastic risk neutral scenario process that is used to determine the valuation and involves numerous estimates and subjective judgments regarding a number of variables.
The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including living benefit lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. In addition, the Company will continue to evaluate policyholder behavior assumptions should we implement initiatives to reduce the size of the variable annuity business. At a minimum, all policyholder behavior assumptions are reviewed and updated at least annually as part of the Company’s annual fourth-quarter comprehensive study to refine its estimate of future gross profits. In addition, the Company recognized non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Credit Standing Adjustment
The credit standing adjustment is an estimate of the additional amount that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of observable Company and reinsurer credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions Assumptions about policyholder behavior, including: • Withdrawal utilization • Withdrawal rates • Lapse rates • Reset elections
Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives

	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]
December 31, 2016
Withdrawal Utilization [2]	15%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	40%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	12%	30%	Increase
December 31, 2015
Withdrawal Utilization [2]	20%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	75%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	10%	40%	Increase

[1]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]	Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]	Range represents assumed cumulative annual amount withdrawn by policyholders.

[4]	Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]	Range represents assumed cumulative percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]	Range represents implied market volatilities for equity indices based on multiple pricing sources.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 39% and 30% were subject to significant liquidation restrictions due to lock-up or gating provisions as of December 31, 2016 and December 31, 2015, respectively. Total limited partnerships that do not allow any form of redemption were 11% and 2%, as of December 31, 2016 and December 31, 2015, respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS, and commercial mortgage loans.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.
Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2016

		Total realized/unrealized gains (losses)
	Fair value as of January 1, 2016	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2016
Assets
Fixed Maturities, AFS
ABS	$5	$—	$—	$35	$(2)	$(2)	$5	$(4)	$37
CDOs	330	(1)	(14)	62	(117)	—	—	—	260
CMBS	62	—	(2)	43	(13)	(2)	—	(67)	21
Corporate	534	(6)	10	87	(63)	(126)	368	(238)	566
Foreign Govt./Govt. Agencies	17	—	1	8	(4)	(5)	—	—	17
Municipal	49	—	—	16	(1)	—	8	—	72
RMBS	628	(1)	4	268	(154)	(26)	2	(10)	711
Total Fixed Maturities, AFS	1,625	(8)	(1)	519	(354)	(161)	383	(319)	1,684
Fixed Maturities, FVO	2	—	—	1	—	(1)	—	(2)	—
Equity Securities, AFS	38	(1)	6	4	—	(3)	—	—	44
Freestanding Derivatives
Equity	—	(8)	—	8	—	—	—	—	—
Interest rate	(29)	(1)	—	—	—	—	—	—	(30)
GMWB hedging instruments	135	(60)	—	—	—	—	—	6	81
Macro hedge program	147	(38)	—	63	(6)	—	—	1	167
Total Freestanding Derivatives [5]	253	(107)	—	71	(6)	—	—	7	218
Reinsurance Recoverable for GMWB	83	(24)	—	—	14	—	—	—	73
Separate Accounts	139	(1)	(3)	320	(15)	(78)	17	(178)	201
Total Assets	$2,140	$(141)	$2	$915	$(361)	$(243)	$400	$(492)	$2,220
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(262)	88	—	—	(67)	—	—	—	(241)
Equity Linked Notes	(26)	(7)	—	—	—	—	—	—	(33)
Total Other Policyholder Funds and Benefits Payable	(288)	81	—	—	(67)	—	—	—	(274)
Total Liabilities	$(288)	$81	$—	$—	$(67)	$—	$—	$—	$(274)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2015

		Total realized/unrealized gains (losses)
	Fair value as of January 1, 2015	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2015
Assets
Fixed Maturities, AFS
ABS	$82	$—	$(2)	$22	$—	$(6)	$1	$(92)	$5
CDOs	360	(1)	3	—	(26)	—	—	(6)	330
CMBS	119	—	(5)	18	(36)	(3)	4	(35)	62
Corporate	646	(18)	(38)	45	(21)	(43)	99	(136)	534
Foreign Govt./Govt. Agencies	30	—	(3)	5	(3)	(15)	3	—	17
Municipal	54	—	(5)	—	—	—	—	—	49
RMBS	734	(2)	(2)	154	(126)	(127)	16	(19)	628
Total Fixed Maturities, AFS	2,025	(21)	(52)	244	(212)	(194)	123	(288)	1,625
Fixed Maturities, FVO	84	(5)	1	6	(23)	(50)	—	(11)	2
Equity Securities, AFS	48	(5)	1	11	(1)	(13)	—	(3)	38
Freestanding Derivatives
Credit	(3)	1	—	(8)	—	—	—	10	—
Commodity	—	(3)	—	—	(3)	—	6	—	—
Equity	5	5	—	—	(10)	—	—	—	—
Interest rate	(27)	(1)	—	—	(1)	—	—	—	(29)
GMWB hedging instruments	170	(16)	—	—	(19)	—	—	—	135
Macro hedge program	141	(41)	—	47	—	—	—	—	147
Other contracts	—	—	—	—	—	—	—	—	—
Total Freestanding Derivatives [5]	286	(55)	—	39	(33)	—	6	10	253
Reinsurance Recoverable for GMWB	56	9	—	—	18	—	—	—	83
Separate Accounts	112	28	(5)	375	(20)	(238)	12	(125)	139
Total Assets	$2,611	$(49)	$(55)	$675	$(271)	$(495)	$141	$(417)	$2,140
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(139)	(59)	—	—	(64)	—	—	—	(262)
Equity Linked Notes	(26)	—	—	—	—	—	—	—	(26)
Total Other Policyholder Funds and Benefits Payable	(165)	(59)	—	—	(64)	—	—	—	(288)
Consumer Notes	(3)	3	—	—	—	—	—	—	—
Total Liabilities	$(168)	$(56)	$—	$—	$(64)	$—	$—	$—	$(288)

[1]
The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]
Amounts in these rows are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[3]	All amounts are before income taxes and amortization of DAC.

[4]	Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]	Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.

[6]	Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) included in Net Income for Financial Instruments Classified as Level 3 Still Held at Year End

	December 31, 2016 [1] [2]	December 31, 2015 [1] [2]
Assets
Fixed Maturities, AFS
CDOs	$—	$(1)
CMBS	(1)	(1)
Corporate	(13)	(17)
RMBS	—	(3)
Total Fixed Maturities, AFS	(14)	(22)
Fixed Maturities, FVO	—	(3)
Equity Securities, AFS	(1)	(5)
Freestanding Derivatives
GMWB hedging instruments	(52)	(5)
Macro hedge program	(33)	(34)
Total Freestanding Derivatives	(85)	(39)
Reinsurance Recoverable for GMWB	(24)	9
Separate Accounts	—	27
Total Assets	$(124)	$(33)
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	88	(59)
Equity Linked Notes	(7)	—
Total Other Policyholder Funds and Benefits Payable	81	(59)
Consumer Notes	—	3
Total Liabilities	$81	$(56)

[1]
All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[2]	Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
Fair Value Option
The Company has elected the fair value option for certain securities that contain embedded credit derivatives with underlying credit risk, primarily related to residential real estate, and these securities are included within Fixed Maturities, FVO on the Consolidated Balance Sheets. The Company also classifies the underlying fixed maturities held in certain consolidated investment funds within Fixed Maturities, FVO. The Company reports the underlying fixed maturities of these consolidated investment companies at fair value with changes in the fair value of these securities recognized in net realized capital gains and losses, which is consistent with accounting requirements for investment companies. The consolidated investment funds hold fixed income securities in multiple sectors and the Company has management and control of the funds as well as a significant ownership interest.
The Company also elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedge the risk associated with the investments. The swaps do not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps are recorded in net realized capital gains and losses. These equity securities are classified within equity securities, AFS on the Consolidated Balance Sheets. As of December 31, 2016, the Company no longer holds these investments. Income earned from FVO securities is recorded in net investment income and changes in fair value are recorded in net realized capital gains and losses.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Fair Value of Assets using Fair Value Option

	For the year ended December 31,
	2016	2015	2014
Assets
Fixed maturities, FVO
CDOs	$—	$1	$21
Corporate	—	(3)	(3)
Foreign government	—	2	16
RMBS	3	—	—
Total fixed maturities, FVO	$3	$—	$34
Equity, FVO	(34)	(12)	(2)
Total realized capital gains (losses)	$(31)	$(12)	$32
Fair Value of Assets and Liabilities using the Fair Value Option

	As of December 31,
	2016	2015
Assets
Fixed maturities, FVO
ABS	$—	$4
CDOs	—	1
CMBS	—	6
Corporate	—	31
Foreign government	—	1
RMBS	82	119
U.S. Government	—	3
Total fixed maturities, FVO	$82	$165
Equity, FVO [1]	$—	$281

[1]	Included in equity securities, AFS on the Consolidated Balance Sheets. The Company did not hold any equity securities, FVO as of December 31, 2016.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Instruments Not Carried at Fair Value
Financial Assets and Liabilities Not Carried at Fair Value

		December 31, 2016		December 31, 2015
	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 3	$1,442	$1,442	$1,446	$1,446
Mortgage loans	Level 3	2,811	2,843	2,918	2,995
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	6,436	6,626	6,611	6,802
Consumer notes [2] [3]	Level 3	20	20	38	38
Assumed investment contracts [3]	Level 3	487	526	619	682

[1]	Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]	Excludes amounts carried at fair value and included in preceding disclosures.

[3]	Included in other liabilities in the Consolidated Balance Sheets.
Fair values for policy loans were determined using current loan coupon rates, which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the policy loans.
Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.
Fair values for other policyholder funds and benefits payable and assumed investment contracts, not carried at fair value, are estimated based on the cash surrender values of the underlying policies or by estimating future cash flows discounted at current interest rates adjusted for credit risk.
Fair values for consumer notes were estimated using discounted cash flow calculations using current interest rates adjusted for estimated loan durations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income (Loss)

	For the years ended December 31,
(Before-tax)	2016	2015	2014
Fixed maturities [1]	$1,049	$1,095	$1,113
Equity securities	8	7	14
Mortgage loans	135	152	156
Policy loans	83	82	80
Limited partnerships and other alternative investments	86	97	141
Other investments [2]	64	82	111
Investment expenses	(52)	(59)	(72)
Total net investment income	$1,373	$1,456	$1,543

[1]	Includes net investment income on short-term investments.

[2]	Includes income from derivatives that hedge fixed maturities and qualify for hedge accounting.
Net Realized Capital Gains (Losses)

	For the years ended December 31,
(Before-tax)	2016	2015	2014
Gross gains on sales	$211	$239	$264
Gross losses on sales	(93)	(211)	(235)
Net OTTI losses recognized in earnings	(28)	(61)	(29)
Valuation allowances on mortgage loans	—	(4)	(4)
Japanese fixed annuity contract hedges, net	—	—	(14)
Results of variable annuity hedge program
GMWB derivatives, net	(38)	(87)	5
Macro hedge program	(163)	(46)	(11)
Total U.S. program	(201)	(133)	(6)
International Program	—	—	(126)
Total results of variable annuity hedge program	(201)	(133)	(132)
GMAB/GMWB reinsurance	—	—	579
Modified coinsurance reinsurance contracts	(12)	46	395
Transactional foreign currency revaluation	(70)	(4)	—
Non-qualifying foreign currency derivatives	57	(16)	(122)
Other, net [1]	(27)	(2)	(125)
Net realized capital losses	$(163)	$(146)	$577

[1]	Includes non-qualifying derivatives, excluding variable annuity hedge program and foreign currency derivatives, of $(12), $46, and $972, respectively for 2016, 2015 and 2014.
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $89, $(27) and $1 for the years ended December 31, 2016, 2015 and 2014, respectively.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Sales of AFS Securities

	For the years ended December 31,
	2016	2015	2014
Fixed maturities, AFS
Sale proceeds	$7,409	$9,454	$9,084
Gross gains	206	195	210
Gross losses	(85)	(161)	(183)
Equity securities, AFS
Sale proceeds	$321	$586	$107
Gross gains	4	26	9
Gross losses	(8)	(26)	(6)
Sales of AFS securities in 2016 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.
Recognition and Presentation of Other-Than-Temporary Impairments
The Company will record an other-than-temporary impairment (“OTTI”) for fixed maturities and certain equity securities with debt-like characteristics (collectively “debt securities”) if the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security.
The Company will also record an OTTI for those debt securities for which the Company does not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit amount, which is recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows becomes the new cost basis and accretes prospectively into net investment income over the estimated remaining life of the security.
The Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company considers, but is not limited to (a) changes in the financial condition of the issuer and the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, security-specific developments, industry earnings multiples and the issuer’s ability to restructure and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ("LTV") ratios, average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.
The Company will also record an OTTI for equity securities where the decline in the fair value is deemed to be other-than-temporary. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the new cost basis. The Company’s evaluation and assumptions used to determine an equity OTTI include, but is not limited to, (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on preferred stock dividends and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. For the remaining equity securities which are determined to be temporarily impaired, the Company asserts its intent and ability to retain those equity securities until the price recovers.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Impairments in Earnings by Type

	For the years ended December 31,
	2016	2015	2014
Intent-to-sell impairments	$4	$24	$11
Credit impairments	22	23	16
Impairments on equity securities	2	14	1
Other impairments	—	—	1
Total impairments	$28	$61	$29
Cumulative Credit Impairments

	For the years ended December 31,
(Before-tax)	2016	2015	2014
Balance as of beginning of period	$(211)	$(296)	$(410)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(9)	(11)	(7)
Securities previously impaired	(13)	(12)	(9)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	44	58	111
Securities the Company made the decision to sell or more likely than not will be required to sell	—	1	—
Securities due to an increase in expected cash flows	19	49	$19
Balance as of end of period	$(170)	$(211)	$(296)

[1]	These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.
Available-for-Sale Securities
AFS Securities by Type

	December 31, 2016					December 31, 2015
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]
ABS	$1,011	$9	$(27)	$993	$—	$864	$16	$(34)	$846	$—
CDOs [2]	893	49	(2)	940	—	1,354	67	(11)	1,408	—
CMBS	2,135	45	(34)	2,146	(1)	1,936	52	(24)	1,964	(3)
Corporate	13,677	1,111	(95)	14,693	—	14,425	975	(225)	15,175	(3)
Foreign govt./govt. agencies	337	18	(10)	345	—	328	14	(11)	331	—
Municipal	1,098	97	(6)	1,189	—	1,057	80	(5)	1,132	—
RMBS	1,742	34	(16)	1,760	—	1,468	43	(8)	1,503	—
U.S. Treasuries	1,614	153	(14)	1,753	—	2,127	184	(13)	2,298	—
Total fixed maturities, AFS	22,507	1,516	(204)	23,819	(1)	23,559	1,431	(331)	24,657	(6)
Equity securities, AFS [3]	142	12	(2)	152	—	178	11	(11)	178	—
Total AFS securities	$22,649	$1,528	$(206)	$23,971	$(1)	$23,737	$1,442	$(342)	$24,835	$(6)

[1]
Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2016 and 2015.

[2]	Gross unrealized gains (losses) exclude the fair value of bifurcated embedded derivatives within certain securities. Subsequent changes in value are recorded in net realized capital gains (losses).

[3]	Excludes equity securities, FVO, with a cost and fair value of $293 and $281, respectively, as of December 31, 2015. The Company held no equity securities, FVO as of December 31, 2016.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Fixed maturities, AFS, by Contractual Maturity Year

	December 31, 2016		December 31, 2015
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$722	$727	$953	$974
Over one year through five years	4,184	4,301	4,973	5,075
Over five years through ten years	3,562	3,649	3,650	3,714
Over ten years	8,258	9,303	8,361	9,173
Subtotal	16,726	17,980	17,937	18,936
Mortgage-backed and asset-backed securities	5,781	5,839	5,622	5,721
Total fixed maturities, AFS	$22,507	$23,819	$23,559	$24,657
Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government securities as of December 31, 2016 or December 31, 2015. As of December 31, 2016, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were National Grid plc, HSBC Holdings plc, and Oracle Corp., which each comprised less than 1% of total invested assets. As of December 31, 2015, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were Morgan Stanley, Verizon Communications Inc., and Bank of America Corp., which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2016, were financial services, utilities, and consumer non-cyclical which comprised approximately 10%, 9% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2015 were financial services, utilities, and consumer non-cyclical which comprised approximately 11%, 8% and 7%, respectively, of total invested assets.
Unrealized Losses on AFS Securities
Unrealized Loss Aging for AFS securities by Type and Length of Time

	December 31, 2016
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$249	$248	$(1)	$265	$239	$(26)	$514	$487	$(27)
CDOs [1]	325	325	—	210	208	(2)	535	533	(2)
CMBS	1,058	1,030	(28)	139	133	(6)	1,197	1,163	(34)
Corporate	2,535	2,464	(71)	402	378	(24)	2,937	2,842	(95)
Foreign govt./govt. agencies	164	155	(9)	6	5	(1)	170	160	(10)
Municipal	166	160	(6)	—	—	—	166	160	(6)
RMBS	548	535	(13)	198	195	(3)	746	730	(16)
U.S. Treasuries	385	371	(14)	—	—	—	385	371	(14)
Total fixed maturities, AFS	5,430	5,288	(142)	1,220	1,158	(62)	6,650	6,446	(204)
Equity securities, AFS [2]	59	57	(2)	5	5	—	64	62	(2)
Total securities in an unrealized loss position	$5,489	$5,345	$(144)	$1,225	$1,163	$(62)	$6,714	$6,508	$(206)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

	December 31, 2015
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$387	$385	$(2)	$271	$239	$(32)	$658	$624	$(34)
CDOs [1]	608	602	(6)	500	493	(5)	1,108	1,095	(11)
CMBS	655	636	(19)	99	94	(5)	754	730	(24)
Corporate	4,880	4,696	(184)	363	322	(41)	5,243	5,018	(225)
Foreign govt./govt. agencies	144	136	(8)	30	27	(3)	174	163	(11)
Municipal	179	174	(5)	—	—	—	179	174	(5)
RMBS	280	279	(1)	230	223	(7)	510	502	(8)
U.S. Treasuries	963	950	(13)	8	8	—	971	958	(13)
Total fixed maturities, AFS	8,096	7,858	(238)	1,501	1,406	(93)	9,597	9,264	(331)
Equity securities, AFS [2]	83	79	(4)	44	37	(7)	127	116	(11)
Total securities in an unrealized loss position	$8,179	$7,937	$(242)	$1,545	$1,443	$(100)	$9,724	$9,380	$(342)

[1]	Unrealized losses exclude the change in fair value of bifurcated embedded derivatives within certain securities for which changes in fair value are recorded in net realized capital gains (losses).

[2]	As of December 31, 2016 and 2015, excludes equity securities, FVO which are included in equity securities, AFS on the Consolidated Balance Sheets.
As of December 31, 2016, AFS securities in an unrealized loss position consisted of 1,897 securities, primarily in the corporate sector, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2016, 95% of these securities were depressed less than 20% of cost or amortized cost. The decrease in unrealized losses during 2016 was primarily attributable to tighter credit spreads, partially offset by higher interest rates.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Most of the securities depressed for twelve months or more primarily relate to student loan ABS and corporate securities concentrated in the financial services and energy sectors. Corporate financial services securities and student loan ABS were primarily depressed because the securities have floating-rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. Corporate securities within the energy sector are primarily depressed due to a lower level of oil prices. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.
Mortgage Loans
Mortgage Loan Valuation Allowances
Commercial mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. The Company reviews mortgage loans on a quarterly basis to identify potential credit losses. Among other factors, management reviews current and projected macroeconomic trends, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historical, current and projected delinquency rates and property values. Estimates of collectibility require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates.
For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and estimated value. The mortgage loan's estimated value is most frequently the Company's share of the fair value of the collateral but may also be the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate or (b) the loan’s observable market price. A valuation allowance may be recorded for an individual loan or for a group of loans that have an LTV ratio of 90% or greater, a low DSCR or have other lower credit quality characteristics. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the borrowers continue to make payments under the original or restructured loan terms. The Company stops accruing interest income on loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. The company resumes accruing interest income when it determines that sufficient collateral exists to satisfy the full amount of the loan principal and interest payments and when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.
As of December 31, 2016, commercial mortgage loans had an amortized cost of $2.8 billion, with a valuation allowance of $19 and a carrying value of $2.8 billion. As of December 31, 2015, commercial mortgage loans had an amortized cost of $2.9 billion, with a valuation allowance of $19 and a carrying value of $2.9 billion. Amortized cost represents carrying value prior to valuation allowances, if any.
As of December 31, 2016 and 2015, the carrying value of mortgage loans that had a valuation allowance was $31 and $39, respectively. There were no mortgage loans held-for-sale as of December 31, 2016 or December 31, 2015. As of December 31, 2016, the Company had an immaterial amount of mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Valuation Allowance Activity

	For the years ended December 31,
	2016	2015	2014
Balance as of January 1	$(19)	$(15)	$(12)
(Additions)/Reversals	—	(4)	(4)
Deductions	—	—	1
Balance as of December 31	$(19)	$(19)	$(15)
The weighted-average LTV ratio of the Company’s commercial mortgage loan portfolio was 51% as of December 31, 2016, while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan collateral values are updated no less than annually through reviews of the underlying properties. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. The weighted average DSCR of the Company’s commercial mortgage loan portfolio was 2.55x as of December 31, 2016. As of December 31, 2016 and December 31, 2015, the Company held one delinquent commercial mortgage loan past due by 90 days or more. The loan had a total carrying value and valuation allowance of $15 and $16, respectively, and was not accruing income.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Commercial Mortgage Loans Credit Quality

	December 31, 2016		December 31, 2015
Loan-to-value	Carrying Value	Avg. Debt-Service Coverage Ratio	Carrying Value	Avg. Debt-Service Coverage Ratio
Greater than 80%	$20	0.59x	$15	0.91x
65% - 80%	182	2.17x	280	1.78x
Less than 65%	2,609	2.61x	2,623	2.54x
Total commercial mortgage loans	$2,811	2.55x	$2,918	2.45x
Mortgage Loans by Region

	December 31, 2016		December 31, 2015
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$54	1.9%	$66	2.3%
East South Central	14	0.5%	14	0.5%
Middle Atlantic	237	8.4%	210	7.2%
New England	93	3.3%	163	5.6%
Pacific	814	29.0%	933	32.0%
South Atlantic	613	21.8%	579	19.8%
West South Central	128	4.6%	125	4.3%
Other [1]	858	30.5%	828	28.3%
Total mortgage loans	$2,811	100%	$2,918	100%

[1]	Primarily represents loans collateralized by multiple properties in various regions.
Mortgage Loans by Property Type

	December 31, 2016		December 31, 2015
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Agricultural	$16	0.6%	$16	0.5%
Industrial	793	28.2%	829	28.4%
Lodging	25	0.9%	26	0.9%
Multifamily	535	19.0%	557	19.1%
Office	605	21.5%	729	25.0%
Retail	611	21.8%	650	22.3%
Other	226	8.0%	111	3.8%
Total mortgage loans	$2,811	100%	$2,918	100%
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be VIEs primarily as an investor through normal investment activities but also as an investment manager and as a means of accessing capital through a contingent capital facility ("the facility").
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Consolidated VIEs
The following table presents the carrying value of assets and liabilities, and the maximum exposure to loss relating to the VIEs for which the Company is the primary beneficiary. Creditors have no recourse against the Company in the event of default by these VIEs nor does the Company have any implied or unfunded commitments to these VIEs. The Company’s financial or other support provided to these VIEs is limited to its collateral or investment management services and original investment. Since December 31, 2015, the Company has disposed of the VIEs for which it was the primary beneficiary.
Consolidated VIEs

	December 31, 2016			December 31, 2015
	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]
Investment funds [3]	$—	$—	$—	$52	$11	$42
Limited partnerships and other alternative investments [4]	—	—	—	2	1	1
Total	$—	$—	$—	$54	$12	$43

[1]	Included in other liabilities on the Company’s Consolidated Balance Sheets.

[2]
The maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the cost basis of the Company’s investment.

[3]	Total assets included in fixed maturities, FVO, short-term investments, and equity, AFS on the Company's Consolidated Balance Sheets.

[4]	Total assets included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. Upon the adoption of the new consolidation guidance discussed above, these investments are now considered VIEs. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2016 and December 31, 2015 is limited to the total carrying value of $859 and $729, respectively, which are included in limited partnerships and other alternative investments in the Company's Consolidated Balance Sheets. As of December 31, 2016 and December 31, 2015, the Company has outstanding commitments totaling $497 and $299, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager and, therefore does not consolidate. These investments are included in ABS, CDOs, CMBS and RMBS in the Available-for-Sale Securities table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Securities Lending, Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn income on securities loaned (securities lending) or on securities sold and repurchased (repurchase agreements). Under a securities lending program, the Company lends certain fixed maturities within the corporate, foreign government/government agencies, and municipal sectors as well as equity securities to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s consolidated balance sheets. Additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the consolidated balance sheets. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s consolidated statements of operations. As of December 31, 2016, the fair value of securities on loan and the associated liability for cash collateral received was $435 and $420,

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

respectively. The Company also received securities collateral of $26 which was not included in the Company's Consolidated Balance Sheets. As of December 31, 2015, the fair value of securities on loan and the associated liability for cash collateral received was $15 and $15, respectively.
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase agreement where a mortgage backed security is sold with an agreement to repurchase substantially the same security at a specified date in the future. These transactions generally have a contractual maturity of ninety days or less.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's consolidated balance sheets. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, fixed maturities do not meet the specific conditions for net presentation under U.S. GAAP. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
As of December 31, 2016, the Company reported in fixed maturities, AFS on the Consolidated Balance Sheets financial collateral pledged relating to repurchase agreements of $112 in fixed maturities, AFS and $9 in cash. The Company reported a corresponding obligation to repurchase the pledged securities of $118 in other liabilities on the Consolidated Balance Sheets. As of December 31, 2015, the Company reported in financial collateral pledged relating to repurchase agreements of $249. The Company reported a corresponding obligation to repurchase the pledged securities of $249 in other liabilities on the Consolidated Balance Sheets. The Company had no outstanding dollar roll transactions as of December 31, 2016 or December 31, 2015.
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2016 and 2015 the fair value of securities on deposit was approximately $21 and $14, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company’s maximum exposure to loss as of December 31, 2016 is limited to the total carrying value of $930. In addition, the Company has outstanding commitments totaling approximately $497, to fund limited partnership and other alternative investments as of December 31, 2016. The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2016, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $100.6 billion and $82.2 billion as of December 31, 2016 and 2015, respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $17.6 billion and $14.0 billion as of December 31, 2016 and 2015, respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $0.9 billion, $0.8 billion and $3.5 billion for the periods ended December 31, 2016, 2015 and 2014, respectively. Aggregate net income of the limited partnerships in which the Company invested totaled $7.4 billion, $5.2 billion, and $8.7 billion for the periods ended December 31, 2016, 2015 and 2014, respectively. As of, and for the period ended, December 31, 2016, the aggregated summarized financial data reflects the latest available financial information.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives

Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, commodity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. The Company also enters into forward starting swap agreements to hedge the interest rate exposure related to the future purchase of fixed-rate securities, primarily to hedge interest rate risk inherent in the assumptions used to price certain product liabilities.
Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Fair Value Hedges
Interest rate swaps are used to hedge the changes in fair value of fixed maturity securities due to fluctuations in interest rates. These swaps are typically used to manage interest rate duration.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions, and Futures
The Company uses interest rate swaps, swaptions, and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2016 and 2015, the notional amount of interest rate swaps in offsetting relationships was $2.7 billion and $4.6 billion, respectively.
Foreign Currency Swaps and Forwards
Foreign currency forwards are used to hedge non-U.S. dollar denominated cash and equity securities. The Company also enters into foreign currency swaps and forwards to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars.
Fixed Payout Annuity Hedge
The Company has obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company invests in U.S. dollar denominated assets to support the assumed reinsurance liability. The Company has in place pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

event, as defined in the contract. The Company is also exposed to credit risk related to certain structured fixed maturity securities that have embedded credit derivatives, which reference a standard index of corporate securities. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio. During 2015, the Company entered into a total return swap to hedge equity risk of specific common stock investments which were accounted for using fair value option in order to align the accounting treatment within net realized capital gains (losses). The swap matured in January 2016 and the specific common stock investments were sold at that time. In addition, the Company formerly offered certain equity indexed products that remain in force, a portion of which contain embedded derivatives that require changes in value to be bifurcated from the host contract. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.
Commodity Contracts
The Company has used put option contracts on oil futures to partially offset potential losses related to certain fixed maturity securities that could be impacted by changes in oil prices. These options were terminated at the end of 2015.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.
The Company utilizes derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedge changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. The following table presents notional and fair value for GMWB hedging instruments.

	Notional Amount		Fair Value
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Customized swaps	$5,191	$5,877	$100	$131
Equity swaps, options, and futures	1,362	1,362	(27)	2
Interest rate swaps and futures	3,703	3,740	21	25
Total	$10,256	$10,979	$94	$158
Macro Hedge Program
The Company utilizes equity swaps, options, futures, and forwards to provide partial protection against the statutory tail scenario risk arising from GMWB and the GMDB liabilities on the Company's statutory surplus. These derivatives cover some of the residual risks not otherwise covered by the dynamic hedging program.
Modified Coinsurance Reinsurance Contracts
As of December 31, 2016 and 2015, the Company had approximately $875 and $895, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The Company has also elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Cash flow hedges
Interest rate swaps	$1,794	$1,766	$7	$38	$9	$38	$(2)	$—
Foreign currency swaps	164	143	(16)	(19)	10	7	(26)	(26)
Total cash flow hedges	1,958	1,909	(9)	19	19	45	(28)	(26)
Fair value hedges
Interest rate swaps	—	23	—	—	—	—	—	—
Total fair value hedges	—	23	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	2,774	4,710	(411)	(415)	249	285	(660)	(700)
Foreign exchange contracts
Foreign currency swaps and forwards	382	386	36	4	36	4	—	—
Fixed payout annuity hedge	804	1,063	(263)	(357)	—	—	(263)	(357)
Credit contracts
Credit derivatives that purchase credit protection	131	249	(3)	10	—	12	(3)	(2)
Credit derivatives that assume credit risk [1]	458	1,435	4	(10)	5	5	(1)	(15)
Credit derivatives in offsetting positions	1,006	1,435	(1)	(1)	16	17	(17)	(18)
Equity contracts
Equity index swaps and options	100	404	—	15	33	41	(33)	(26)
Variable annuity hedge program
GMWB product derivatives [2]	13,114	15,099	(241)	(262)	—	—	(241)	(262)
GMWB reinsurance contracts	2,709	3,106	73	83	73	83	—	—
GMWB hedging instruments	10,256	10,979	94	158	190	264	(96)	(106)
Macro hedge program	6,532	4,548	178	147	201	179	(23)	(32)
Other
Modified coinsurance reinsurance contracts	875	895	68	79	68	79	—	—
Total non-qualifying strategies	39,141	44,309	(466)	(549)	871	969	(1,337)	(1,518)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$41,099	$46,241	$(475)	$(530)	$890	$1,014	$(1,365)	$(1,544)
Balance Sheet Location
Fixed maturities, available-for-sale	$121	$184	$—	$(1)	$—	$—	$—	$(1)
Other investments	12,732	11,837	235	250	325	360	(90)	(110)
Other liabilities	11,498	15,071	(577)	(653)	424	492	(1,001)	(1,145)
Reinsurance recoverables	3,584	4,000	141	162	141	162	—	—
Other policyholder funds and benefits payable	13,164	15,149	(274)	(288)	—	—	(274)	(288)
Total derivatives	$41,099	$46,241	$(475)	$(530)	$890	$1,014	$(1,365)	$(1,544)

[1]	The derivative instruments related to this strategy are held for other investment purposes.

[2]	These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2016
Other investments	$749	$588	$235	$(74)	$101	$60
Other liabilities	(1,091)	(396)	(577)	(118)	(655)	(40)
As of December 31, 2015
Other investments	$852	$692	$250	$(90)	$99	$61
Other liabilities	(1,255)	(499)	(653)	(103)	(753)	(3)

[1]	Included in other investments in the Company's Consolidated Balance Sheets.

[2]	Included in other liabilities in the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[3]	Included in other investments in the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[4]	Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
The following table presents the components of the gain or loss on derivatives that qualify as cash flow hedges:

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)			Net Realized Capital Gains (Losses) Recognized in Income on Derivative (Ineffective Portion)
	2016	2015	2014	2016	2015	2014
Interest rate swaps	$(16)	$3	$34	$—	$—	$2
Foreign currency swaps	2	—	(10)	—	—	—
Total	$(14)	$3	$24	$—	$—	$2

Derivatives in Cash Flow Hedging Relationships
		Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		2016	2015	2014
Interest rate swaps	Net realized capital gains (losses)	$1	$(1)	$(1)
Interest rate swaps	Net investment income (loss)	25	33	50
Foreign currency swaps	Net realized capital gains (losses)	(2)	(9)	(13)
Total		$24	$23	$36
As of December 31, 2016, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $13. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions, excluding interest payments on existing variable-rate financial instruments, is approximately less than one year.
During the years ended December 31, 2016, 2015, and 2014, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Fair Value Hedges
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged items attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
For the years ended December 31, 2016, 2015, and 2014, the Company recognized in income immaterial gains and (losses) for the ineffective portion of fair value hedges related to the derivative instrument and the hedged item.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses). The following table presents the gain or loss recognized in income on non-qualifying strategies:

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	December 31,
	2016	2015	2014
Variable annuity hedge program
GMWB product derivatives	$88	$(59)	$(2)
GMWB reinsurance contracts	(14)	17	4
GMWB hedging instruments	(112)	(45)	3
Macro hedge program	(163)	(46)	(11)
International program hedging instruments	—	—	(126)
Total variable annuity hedge program	(201)	(133)	(132)
Foreign exchange contracts
Foreign currency swaps and forwards	32	5	4
Fixed payout annuity hedge	25	(21)	(148)
Japanese fixed annuity hedging instruments	—	—	22
Total foreign exchange contracts	57	(16)	(122)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	(18)	(7)	(6)
Credit contracts
Credit derivatives that purchase credit protection	(9)	3	(6)
Credit derivatives that assume credit risk	15	(4)	10
Equity contracts
Equity index swaps and options	30	19	7
Commodity contracts
Commodity options	—	(5)	—
Other
GMAB and GMWB reinsurance contracts	—	—	579
Modified coinsurance reinsurance contracts	(12)	46	395
Derivative instruments formerly associated with HLIKK [1]	—	—	(2)
Total other non-qualifying derivatives	(12)	46	972
Total [2]	$(138)	$(97)	$723
[1] These amounts relate to the termination of the hedging program associated with the Japan variable annuity product due to the sale of HLIKK.
[2] Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.
As of December 31, 2016

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$88	$—	3 years	Corporate Credit/ Foreign Gov.	A	$45	$—
Below investment grade risk exposure	43	—	1 year	Corporate Credit	B-	43	—
Basket credit default swaps [4]
Investment grade risk exposure	493	5	3 years	Corporate Credit	BBB+	225	(1)
Below investment grade risk exposure	22	2	4 years	Corporate Credit	B	22	(2)
Investment grade risk exposure	158	(2)	2 years	CMBS Credit	AA+	111	1
Below investment grade risk exposure	57	(13)	1 year	CMBS Credit	CCC	57	13
Embedded credit derivatives
Investment grade risk exposure	100	100	Less than 1 year	Corporate Credit	A+	—	—
Total [5]	$961	$92				$503	$11
As of December 31, 2015

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$118	$—	1 year	Corporate Credit/ Foreign Gov.	BBB+	$115	$(1)
Below investment grade risk exposure	43	(2)	2 years	Corporate Credit	CCC+	43	1
Basket credit default swaps [4]
Investment grade risk exposure	1,265	7	4 years	Corporate Credit	BBB+	345	(2)
Investment grade risk exposure	503	(14)	6 years	CMBS Credit	AAA-	141	1
Below investment grade risk exposure	74	(13)	1 year	CMBS Credit	CCC	74	13
Embedded credit derivatives
Investment grade risk exposure	150	148	1 year	Corporate Credit	A+	—	—
Total [5]	$2,153	$126				$718	$12

[1]
The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, Fitch and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]
Includes $1.8 billion as of December 31, 2016 and 2015, of notional amount on swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2016 and 2015, the Company pledged cash collateral associated with derivative instruments with a fair value of $134 and $173, respectively, for which the collateral receivable has been primarily included within other investments on the Company's Consolidated Balance Sheets. As of December 31, 2016 and 2015, the Company also pledged securities collateral associated with derivative instruments with a fair value of $830 and $873, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities.
As of December 31, 2016 and 2015, the Company accepted cash collateral associated with derivative instruments of $333 and $341, respectively, which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2016 and 2015 with a fair value of $107 and $100, respectively, of which the Company has the ability to sell or repledge $81 and $100, respectively. As of December 31, 2016 and 2015, the Company had no repledged securities and did not sell any securities. In addition, as of December 31, 2016 and 2015, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company's procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of gross losses and loss adjustment expense reserves that may be ceded under the terms of the reinsurance agreements, including incurred but not reported unpaid losses. The Company’s estimate of losses and loss adjustment expense reserves ceded to reinsurers is based on assumptions that are consistent with those used in establishing the gross reserves for business ceded to the reinsurance contracts. The Company calculates its ceded reinsurance projection based on the terms of any applicable reinsurance agreements, including an estimate of how incurred but not reported losses will ultimately be ceded under reinsurance agreements. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.
The Company's reinsurance recoverables are summarized as follows:

	As of December 31,
Reinsurance Recoverables	2016	2015
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,363	$18,993
Other reinsurers	1,362	1,506
Gross reinsurance recoverables	$20,725	$20,499
As of December 31, 2016, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.8 billion, respectively. As of December 31, 2015, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.4 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to MassMutual and Prudential are secured by invested assets held in trust. Net of invested assets held in trust, as of December 31, 2016, the Company has $1.2 billion of reinsurance recoverables from Prudential representing approximately 15% of the Company's consolidated stockholder's equity. As of December 31, 2016, the Company has no other reinsurance-related concentrations of credit risk greater than 10% of the Company’s Consolidated Stockholder's Equity.
No allowance for uncollectible reinsurance is required as of December 31, 2016 and December 31, 2015. The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes recent developments in commutation activity between reinsurers and cedants, recent trends in arbitration and litigation outcomes in disputes between reinsurers and cedants and the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts, funds held accounts and group-wide offsets.

Due to the inherent uncertainties as to collection and the length of time before reinsurance recoverables become due, it is possible that future adjustments to the Company’s reinsurance recoverables, net of the allowance, could be required, which could have a material adverse effect on the Company’s consolidated results of operations or cash flows in a particular quarter or annual period.
Insurance Revenues
The effect of reinsurance on earned premiums, fee income and other is as follows:

	Year Ended December 31,
	2016	2015	2014
Gross earned premiums, fee income and other	$2,659	$2,877	$3,228
Reinsurance assumed	129	113	74
Reinsurance ceded	(1,616)	(1,801)	(2,060)
Net earned premiums, fee income and other	$1,172	$1,189	$1,242

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,131, $1,094, and $845 for the years ended December 31, 2016, 2015, and 2014, respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.
The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $40, $64, and $85 for the years ended December 31, 2016, 2015, and 2014, respectively. The Company ceded accident and health premiums to HLA of $86, $129, and $365 for the years ended December 31, 2016, 2015, and 2014, respectively.

6. Deferred Policy Acquisition Costs
Changes in the DAC balance are as follows:

	For the years ended December 31,
	2016	2015	2014
Balance, beginning of period	$542	$521	$689
Deferred costs	7	7	14
Amortization — DAC	(40)	(82)	(110)
Amortization — Unlock benefit (charge), pre-tax	(74)	13	(96)
Adjustments to unrealized gains and losses on securities AFS and other	28	83	24
Balance, end of period	$463	$542	$521

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for future policy benefits are as follows:

	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total
Liability balance as of January 1, 2016	$863	$2,313	$10,674	$13,850
Less Shadow Reserve	—	—	(211)	(211)
Liability balance as of January 1, 2016, excluding shadow reserve	863	2,313	10,463	13,639
Incurred [3]	37	314	671	1,022
Paid	(114)	—	(785)	(899)
Liability balance as of December 31, 2016, excluding shadow reserve	786	2,627	10,349	13,762
Add Shadow Reserve	—	—	238	238
Liability balance as of December 31, 2016	$786	$2,627	$10,587	$14,000
Reinsurance recoverable asset, as of January 1, 2016	$523	$2,313	$1,823	$4,659
Incurred [3]	—	314	(56)	258
Paid	(91)	—	(70)	(161)
Reinsurance recoverable asset, as of December 31, 2016	$432	$2,627	$1,697	$4,756

	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2015	$812	$2,041	$10,771	$13,624
Less Shadow Reserve	—	—	(265)	(265)
Liability balance as of January 1, 2015, excluding shadow reserve	812	2,041	10,506	13,359
Incurred [3]	163	272	741	1,176
Paid	(112)	—	(784)	(896)
Liability balance as of December 31, 2015, excluding shadow reserve	863	2,313	10,463	13,639
Add Shadow Reserve	—	—	211	211
Liability balance as of December 31, 2015	$863	$2,313	$10,674	$13,850
Reinsurance recoverable asset, as of January 1, 2015	$480	$2,041	$1,795	$4,316
Incurred [3]	132	272	107	511
Paid	(89)	—	(79)	(168)
Reinsurance recoverable asset, as of December 31, 2015	$523	$2,313	$1,823	$4,659

[1]
These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits that make up a shortfall between the account value and the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]	Represents life-contingent reserves for which the company is subject to insurance and investment risk.

[3]	Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

 The following table provides details concerning GMDB/GMWB exposure as of December 31, 2016:

Account Value by GMDB/GMWB Type
Maximum anniversary value (“MAV”) [1]	Account Value (“AV”) [8]	Net amount at Risk (“NAR”) [9]	Retained Net Amount at Risk (“RNAR”) [9]	Weighted Average Attained Age of Annuitant
MAV only	$13,565	$2,285	$350	71
With 5% rollup [2]	1,156	187	60	71
With Earnings Protection Benefit Rider (“EPB”) [3]	3,436	464	75	70
With 5% rollup & EPB	467	102	22	73
Total MAV	18,624	3,038	507
Asset Protection Benefit ("APB") [4]	10,438	172	114	69
Lifetime Income Benefit ("LIB") – Death Benefit [5]	464	6	6	70
Reset [6] (5-7 years)	2,406	13	12	70
Return of Premium ("ROP") [7] /Other	8,766	69	65	69
Subtotal Variable Annuity with GMDB/GMWB [10]	$40,698	$3,298	$704	70
Less: General Account Value with GMDB/GMWB	3,773
Subtotal Separate Account Liabilities with GMDB	36,925
Separate Account Liabilities without GMDB	78,740
Total Separate Account Liabilities	$115,665

[1]	MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]
Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]
EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]	APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB GMDB is the greatest of current AV; net premiums paid; or for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]	Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]	ROP GMDB is the greater of current AV and net premiums paid.

[8]	AV includes the contract holder’s investment in the separate account and the general account.

[9]
NAR is defined as the guaranteed benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[10]
Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $6.4 billion of total account value and weighted average attained age of 72 years. There is no NAR or retained NAR related to these contracts.

The account balances of contracts with guarantees were invested in variable separate accounts as follows:

Asset type	December 31, 2016	December 31, 2015
Equity securities (including mutual funds)	$33,880	$36,970
Cash and cash equivalents	3,045	3,453
Total	$36,925	$40,423
As of December 31, 2016 and December 31, 2015, approximately 16% and 17% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 84% and 83% were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to $1.1 billion in qualifying assets to secure FHLBB advances for 2017. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2016, the Company had no advances outstanding under the FHLBB facility.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes

The provision (benefit) for income taxes consists of the following:

	For the years ended December 31,
	2016	2015	2014
Income Tax Expense (Benefit)
Current - U.S. Federal	$2	$36	$(339)
Deferred - U.S. Federal	72	(6)	523
Total income tax expense	$74	$30	$184
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	As of December 31,
Deferred Tax Assets	2016	2015
Tax basis deferred policy acquisition costs	$101	$119
Unearned premium reserve and other underwriting related reserves	6	4
Financial statement deferred policy acquisition costs and reserves	32	—
Investment-related items	135	524
Insurance product derivatives	79	90
Net operating loss carryover	1,155	1,166
Alternative minimum tax credit	232	232
Foreign tax credit carryover	40	122
Other	191	16
Total Deferred Tax Assets	1,971	2,273
Net Deferred Tax Assets	1,971	2,273
Deferred Tax Liabilities
Financial statement deferred policy acquisition costs and reserves	—	(220)
Net unrealized gain on investments	(480)	(432)
Employee benefits	(54)	(40)
Total Deferred Tax Liabilities	(534)	(692)
Net Deferred Tax Assets	$1,437	$1,581
The Company has a current income tax receivable of $64 and $276 as of December 31, 2016 and 2015, respectively.
Under a separate entity approach, no current tax benefits would have been required to be recorded to equity in 2016, 2015, or 2014.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, altering the level of tax exempt securities held, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover, alternative minimum tax credit carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2016 and 2015, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3,301 and $3,333, respectively. If unutilized, $3,299 of the losses expire from 2023-2029. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes (continued)

Most of the net operating loss carryover originated from the Company's U.S. annuity business, including from the hedging program. Given the continued runoff of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened. Accordingly, given the expected future ultimate parent's consolidated group earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Alternative Minimum Tax Credit and Foreign Tax Credit Carryover
As of December 31, 2016 and 2015, the net deferred tax asset included the expected tax benefit attributable to alternative minimum tax credit carryover of $232 and $232 and foreign tax credit carryover of $40 and $122 respectively. The alternative minimum tax credits have no expiration date and the foreign tax credit carryover expire from 2020 to 2024. These credits are available to offset regular federal income taxes from future taxable income and although the Company believes there will be sufficient future regular federal taxable income, there can be no certainty that future events will not affect the ability to utilize the credits. Additionally, the use of the foreign tax credits generally depends on the generation of sufficient taxable income to first utilize all of the U.S. net operating loss carryover. However, the Company has identified and purchased certain investments which allow for utilization of the foreign tax credits without first using the net operating loss carryover. Consequently, the Company believes it is more likely than not the foreign tax credit carryover will be fully realized. Accordingly, no valuation allowance has been provided on either the alternative minimum tax carryover or foreign tax credit carryover.
The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2017. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.
The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of a tax sharing agreement. The Company’s effective tax rate for the year ended December 31, 2015 reflects a $36 net reduction in the provision for income taxes from intercompany tax settlements.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	For the years ended December 31,
	2016	2015	2014
Tax provision at the U.S. federal statutory rate	$125	$186	$301
Dividends received deduction ("DRD")	(76)	(152)	(109)
Foreign related investments	(7)	(3)	(8)
IRS audit adjustments	31	—	—
Other	1	(1)	—
Provision for income taxes	$74	$30	$184
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Commitments and Contingencies

Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life, disability and accidental death and dismemberment insurance policies and with respect to annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.

Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $2, $9 and $7 for the years ended December 31, 2016, 2015 and 2014, respectively. Future minimum lease commitments as of December 31, 2016 are immaterial.
Unfunded Commitments
As of December 31, 2016, the Company has outstanding commitments totaling $645, of which $497 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $106 of the outstanding commitments relate to various funding obligations associated with private placement securities. The remaining outstanding commitments of $42 relate to mortgage loans the Company is expecting to fund in the first half of 2017.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2016 and 2015 the liability balance was $8 and $15, respectively. As of December 31, 2016 and 2015 was $15 and $27, respectively, related to premium tax offsets was included in other assets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Commitments and Contingencies (continued)

Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2016, was $794. Of this $794 the legal entities have posted collateral of $939 in the normal course of business. In addition, the Company has posted collateral of $31 associated with a customized GMWB derivative. Based on derivative market values as of December 31, 2016, a downgrade of one or two levels below the current financial strength ratings by either Moody’s or S&P would not require additional assets to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, is primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Transactions with Affiliates

Parent Company Transactions
Transactions of the Company with Hartford Fire Insurance Company ("Hartford Fire"), Hartford Holdings Inc. ("HHI") and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions, and employee costs. In addition, the Company has issued structured settlement contracts to fund claims settlements of property casualty insurance companies and self -insured entities. In many cases, the structured settlement contracts are to fund claim settlements of the Company's affiliated property and casualty companies whereby these property and casualty companies transferred funds to another affiliate of the Company to purchase the contracts. As of December 31, 2016 and 2015, the Company had $53 and $53, respectively, of reserves for claim annuities purchased by affiliated entities. For the years ended December 31, 2016, 2015 and 2014, the Company recorded earned premiums of $4, $3, and $3 for these intercompany claim annuities. Under some of the structured settlement agreements, the claimants have released The Hartford's property and casualty subsidiaries of their primary claim obligation. Reserves for annuities issued by the Company to fund structured settlement payments where the claimant has not released The Hartford's property and casualty subsidiaries of their primary obligation totaled $711 and $746 as of December 31, 2016 and 2015, respectively.
Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Expenses are allocated to the Company using specific identification if available, or other applicable methods that would include a blend of revenue, expense and capital.
The Company has issued a guarantee to retirees and vested terminated employees (“Retirees”) of The Hartford Retirement Plan for U.S. Employees (“the Plan”) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.
In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company's products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2016 and 2015, no recoverables have been recorded for this guarantee, as the Company was able to meet these policyholder obligations.
Reinsurance Assumed from Affiliates
The Company and HLAI formerly reinsured certain fixed annuity products and variable annuity product GMDB, GMIB, GMWB and GMAB riders from HLIKK, a former Japanese affiliate that was sold on June 30, 2014 to ORIX Life Insurance Corporation. Concurrent with the sale, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. As a result, the Company recognized a loss on this recapture of $213 in 2014. Upon closing, HLIKK is responsible for all liabilities of the recaptured business.
HLAI continues to provide reinsurance for yen denominated fixed payout annuities approximating $487 and $619 as of December 31, 2016 and 2015, respectively.
Reinsurance Ceded to Affiliates
Effective August 1, 2016, the Company recaptured a reinsurance agreement with HLA, a wholly owned subsidiary of Hartford Life, Inc. whereby the Company had ceded a single group annuity contract to HLA under a 100% quota share agreement. As a result of this recapture, the Company received a return of premium of $90 and increased reserves by $63 resulting in a recognized pre-tax gain of approximately $27.
The Company also maintains a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc., whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $40, $64, and $85 for the years ended December 31, 2016, 2015, and 2014, respectively. The Company ceded accident and health premiums to HLA of $86, $129, and $365 for the years ended December 31, 2016, 2015, and 2014, respectively.
Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR, following receipt of approval from the CTDOI and Vermont Department of Financial Regulation. As a result, the Company recognized a gain of $213 in the year ended December 31, 2014 resulting from the termination of derivatives associated with the reinsurance transaction.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Transactions with Affiliates (continued)

The impact of the modco and coinsurance with funds withheld reinsurance agreement with WRR on the Company’s Consolidated Statements of Operations prior to termination in 2014 was as follows:

For the Year Ended December 31,
2014
Earned premiums	$(5)
Net realized losses [1]	(103)
Total revenues	(108)
Benefits, losses and loss adjustment expenses	(1)
Insurance operating costs and other expenses	(4)
Total expenses	(5)
Loss before income taxes	(103)
Income tax benefit	(36)
Net loss	$(67)

[1]	Amounts represent the change in valuation of the derivative associated with this transaction.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income and statutory capital are as follows:

	For the years ended December 31,
	2016	2015	2014
Combined statutory net income	$349	$371	$132
Statutory capital	$4,398	$4,939	$5,564
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 400% of their Company Action Levels as of December 31, 2016 and 2015. The reporting of RBC ratios is not intended for the purpose of ranking any company, or for use in connection with any marketing, advertising of promotional activities.
Dividends and Capital Contributions
Dividends to the Company from its insurance subsidiaries are restricted, as is the ability of the Company to pay dividends to its parent company. Future dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of the Company on a stand-alone basis and the impact of regulatory restrictions.
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer’s earned surplus, it requires the prior approval of the CTDOI.
In 2016, HLAI paid dividends of $750 to the Company which were subsequently paid to the Company's parent.
In 2017, the Company is permitted to pay up to a maximum of $1 billion in dividends and the Company 's subsidiaries are permitted to pay up to a maximum of approximately $345 in dividends without prior approval from the applicable insurance commissioner. However, to meet the liquidity needed to pay dividends up to the HFSG Holding Company, the Company may require receiving regulatory approval for extraordinary dividends from HLAI. On January 30, 2017, HLAI paid a dividend of $300 to the Company which was subsequently paid as a dividend to the Company's parent.
The Company anticipates paying an additional $300 dividends to its parent during 2017.
Year Ended December 31, 2015
In 2015 the Company paid dividends of approximately $1.0 billion to its parent, based on the approval of the CTDOI.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Statutory Results (continued)

The Company’s subsidiaries were permitted to pay up to a maximum of approximately $415 in dividends without prior approval from the applicable insurance commissioner. On January 29, 2016, Hartford Life and Annuity paid an extraordinary dividend of $500 to the Company which was subsequently paid as an extraordinary dividend to HLI.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, net of tax, by component consist of the following:
For the year ended December 31, 2016

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$539	$57	$(3)	$593
OCI before reclassifications	212	(9)	—	203
Amounts reclassified from AOCI	(58)	(16)	—	(74)
OCI, net of tax	154	(25)	—	129
Ending balance	$693	$32	$(3)	$722
For the year ended December 31, 2015

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,154	$70	$(3)	$1,221
OCI before reclassifications	(633)	2	—	(631)
Amounts reclassified from AOCI	18	(15)	—	3
OCI, net of tax	(615)	(13)	—	(628)
Ending balance	$539	$57	$(3)	$593
For the year ended December 31, 2014

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$495	$79	$—	$574
OCI before reclassifications	660	14	(3)	671
Amounts reclassified from AOCI	(1)	(23)	—	(24)
OCI, net of tax	659	(9)	(3)	647
Ending balance	$1,154	$70	$(3)	$1,221

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassifications from AOCI consist of the following:

	Amount Reclassified from AOCI
AOCI	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	Affected Line Item in the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities	$89	$(27)	$1	Net realized capital gains (losses)
	89	(27)	1	Total before tax
	31	(9)	—	Income tax expense
	$58	$(18)	$1	Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$1	$(1)	$(1)	Net realized capital gains (losses)
Interest rate swaps	25	33	50	Net investment income
Foreign currency swaps	(2)	(9)	(13)	Net realized capital gains (losses)
	24	23	36	Total before tax
	8	8	13	Income tax expense
	$16	$15	$23	Net income
Total amounts reclassified from AOCI	$74	$(3)	$24	Net income
14. Quarterly Results (Unaudited)

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Total revenues	$487	$668	$622	$702	$702	$630	$571	$499
Total benefits, losses and expenses	478	483	474	461	610	500	464	525
Net income	28	145	118	230	79	118	57	7
Less: Net income (loss) attributable to the noncontrolling interest	—	—	—	—	—	1	—	(1)
Net income attributable to Hartford Life Insurance Company	$28	$145	$118	$230	$79	$117	$57	$8

PART C
OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Part A and Part B of the Registration Statement
(b)	(1)	Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement.(1)
	(4)	(a) Form of Individual Flexible Premium Variable Annuity Contract.(2)
	(4)	(b) Standard Death Benefit Rider II(3)
	(4)	(c) Maximum Anniversary Value Death Benefit(3)
	(4)	(d) Return of Premium Death Benefit Rider II(3)
	(4)	(e) Return of Premium Death Benefit Rider I (3)
	(5)	Form of Application.(2)
	(6)	(a) Articles of Incorporation of Hartford.(1)
	(6)	(b) Amended and Restated Bylaws of Hartford.(5)
	(7)	Form of Reinsurance Agreement.(1)
	(8)	Fund Participation Agreements and Amendments(3)
(a) AIM Variable Insurance Funds(3)
(b) AllianceBernstein Variable Products Series Fund, Inc.(3)
(c) Fidelity Variable Insurance Products Funds(3)
(d) Franklin Templeton Variable Insurance Products Trust(3)
(e) Hartford HLS Series Fund II, Inc.(3)
Hartford Series Fund, Inc.(3)
(f) Lord Abbett Series Fund, Inc.(3)
(g) MFS Variable Insurance Trust(3)
(h) Putnam Variable Trust(3)
(i) Huntington Funds(3)
(j) Wells Fargo Variable Trust Funds(3)

(k) Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January
1, 1990.(4)

(l) Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.(4)
(m) Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.(4)
(n) Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.(4)
(o) Capital Maintenance Agreement by and between Hartford Life
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel.
	(10)	Consents of Deloitte & Touche LLP.
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement File No. 333-148564 filed on February 9, 2009.

(2) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement File No. 333-136547, filed on August 14, 2009.

(3) Incorporated by reference to Post-Effective Amendment No. 18, to the Registration Statement File No. 333-148564, filed on April 23, 2012.

(4) Incorporated by reference to Post-Effective Amendment No. 10, to the Registration Statement on Form N-4, File No. 333-148564, filed on May 3, 2010.

(5) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement File No. 333-176150, filed on April 25, 2014.

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Thomas E. Bartell	Vice President
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Kathleen M. Bromage	Senior Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Christopher S. Conner	Chief Compliance Officer of Separate Accounts
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director*
Aidan Kidney	Senior Vice President
Diane Krajewski	Vice President
David R. Kryzanski	Vice President
Lisa S. Levin	Corporate Secretary
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director*
Robert W. Paiano	Treasurer, Senior Vice President, Director*
Lisa M. Proch	Vice President and Chief Compliance Officer of Talcott Resolution
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

* Denotes Board of Directors.

(1) Address: 100 Matsonford Road, Radnor PA 19087

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement File No. 333-176150, filed on April 20, 2017.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of January 31, 2017, there were 41,592 Contract Owners.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - DC Variable Account I
Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (1)	President, Chief Executive Officer, Director
Aidan Kidney	Chairman of the Board, Senior Vice President, Director
Kathleen E. Jorens	Vice President, Assistant Treasurer
Robert W. Paiano	Senior Vice President, Treasurer
Michael Chesman	Senior Vice President, Director of Taxes
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Mark M. Sosha	Vice President
Diane Krajewski	Director

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125
(2) Address: 500 Bielenberg Drive, Woodbury, MN 55125

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on April 20, 2017.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chief Executive Officer,		Attorney-in-Fact
Chairman of the Board

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chief Executive Officer,
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President, Chief Executive Officer,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Senior Vice President, Treasurer, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer	Date:	April 20, 2017

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consents of Deloitte & Touche LLP
(99)	Power of Attorney